UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 through October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months of 2014. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series is designed to allow the pursuit of opportunities in large, mid, and small size companies within the U.S.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2014. The S&P 500 Total Return Index gained 17.25% while the Russell 3000® index earned 16.07%. The Equity Series provided positive absolute returns as well; however, the Series’ returns of 13.23% trailed the broad market on a relative basis. Despite the near-term relative underperformance, the Equity Series continues to provide competitive absolute and relative returns over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, the Equity Series has returned 7.58% annualized, outpacing the Russell 3000® Index’s annualized return of 4.47% and the S&P 500 Total Return Index’s 4.04% annualized return.

The Series’ underperformance relative to the Russell 3000® Index during the year was driven by stock selection. Sector allocation also detracted from relative returns. Regarding major detractors from relative performance, stock selection in Health Care, Energy, and Industrials challenged relative returns. Relative to the benchmark, the Series’ overweight allocations to Energy and Consumer Discretionary detracted from relative returns as well.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in Information Technology, Materials, and Consumer Staples. The Series’ overweight to Information Technology relative to the benchmark also aided relative returns, as did an underweight to Consumer Staples, and a lack of exposure to Telecommunication Services.

In regards to current portfolio positioning, we are focused on finding companies with growth drivers that are not tied to the broad economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt the competitive environment in which they operate. This involves finding businesses that are generating growth by creating new markets, expanding existing markets, or simply by taking share from their rivals.

Moving forward, we continue to believe that slow growth remains the most likely path for the U.S. economy. While uncertainty among investors regarding the pace of economic expansion and domestic monetary policy heightens the potential for new bouts of volatility, we would view short-term periods of weakness as a buying opportunity given the lack of excess in the market and economy we see today. That being said, a selective approach to investment selection is critical. While equity valuations do not appear to be overly expensive at present, they have moved broadly higher and are now at levels consistent with more moderate future market returns as compared to recent years. To be sure, opportunities at the individual company level still exist, but flexibility and discipline on price are essential in our effort to manage risk and capture return in the current market environment.

Please see the next page for additional performance information as of October 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

The current stock market cycle is 04/01/2000 through current.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Series[3,4]	13.23%	13.59%	8.68%	8.08%
Russell 3000® Index[5]	16.07%	17.01%	8.55%	5.96%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2014 to the Russell 3000® Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 4 below).

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for the year ended October 31, 2014.

4 Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: All-Equity Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Equity Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5 The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD* 5/1/14-10/31/14
Actual	$1,000.00	$1,035.80	$5.39
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Series

Portfolio Composition as of October 31, 2014

(unaudited)

5

Equity Series

Investment Portfolio - October 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 95.2%

Consumer Discretionary - 23.6%
Diversified Consumer Services - 1.1%
Apollo Education Group, Inc.*	482,200	$13,819,852

Hotels, Restaurants & Leisure - 1.8%
Yum! Brands, Inc.	324,800	23,330,384

Household Durables - 1.5%
DR Horton, Inc.	312,640	7,125,066
Lennar Corp. - Class A	160,090	6,896,677
Toll Brothers, Inc.*	172,610	5,514,889

		19,536,632

Internet & Catalog Retail - 5.8%
Amazon.com, Inc.*	55,690	17,011,067
HomeAway, Inc.*	286,560	10,000,944
The Priceline Group, Inc.*	20,020	24,148,324
Shutterfly, Inc.*	348,210	14,565,624
TripAdvisor, Inc.*	106,730	9,462,682

		75,188,641

Media - 13.4%
AMC Networks, Inc. - Class A*	451,490	27,382,869
Gannett Co., Inc.	614,260	19,349,190
Nexstar Broadcasting Group, Inc. - Class A	157,880	7,123,546
Sinclair Broadcast Group, Inc. - Class A	509,130	14,790,227
Starz - Class A*	479,070	14,803,263
Time Warner, Inc.	147,380	11,712,289
Tribune Media Co. - Class A*	132,920	8,905,640
Twenty-First Century Fox, Inc. - Class A	741,140	25,554,507
Viacom, Inc. - Class B	389,370	28,299,412
World Wrestling Entertainment, Inc. - Class A	1,142,690	14,112,221

		172,033,164

Total Consumer Discretionary		303,908,673

Consumer Staples - 4.1%
Beverages - 1.3%
The Coca-Cola Co.	409,170	17,136,040

Food Products - 1.4%
Ingredion, Inc.	242,330	18,719,993

Household Products - 1.4%
Energizer Holdings, Inc.	142,700	17,502,155

Total Consumer Staples		53,358,188

Energy - 11.9%
Energy Equipment & Services - 5.6%
Baker Hughes, Inc.	576,400	30,526,144

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Cameron International Corp.*	484,500	$28,851,975
Weatherford International plc - ADR*	766,870	12,592,005

		71,970,124

Oil, Gas & Consumable Fuels - 6.3%
Apache Corp.	164,350	12,687,820
EOG Resources, Inc.	197,990	18,818,949
Hess Corp.	277,550	23,539,016
Peabody Energy Corp.	1,434,870	14,965,694
Range Resources Corp.	178,340	12,198,456

		82,209,935

Total Energy		154,180,059

Financials - 5.5%
Banks - 1.1%
Popular, Inc.*	444,730	14,177,992

Consumer Finance - 0.7%
SLM Corp.	901,340	8,607,797

Real Estate Investment Trusts (REITS) - 2.0%
BioMed Realty Trust, Inc.	121,190	2,632,247
Corporate Office Properties Trust	95,300	2,605,502
Plum Creek Timber Co., Inc.	158,230	6,489,012
Weyerhaeuser Co.	430,910	14,590,613

		26,317,374

Real Estate Management & Development - 1.7%
Realogy Holdings Corp.*	521,900	21,403,119

Total Financials		70,506,282

Health Care - 14.3%
Health Care Equipment & Supplies - 4.1%
Alere, Inc.*	484,395	19,361,268
HeartWare International, Inc.*	38,810	2,993,027
Intuitive Surgical, Inc.*	26,880	13,327,104
Thoratec Corp.*	118,410	3,218,384
Volcano Corp.*	1,354,150	13,703,998

		52,603,781

Health Care Providers & Services - 5.5%
Catamaran Corp.*	449,730	21,438,629
DaVita HealthCare Partners, Inc.*	370,000	28,885,900
Express Scripts Holding Co.*	275,000	21,125,500

		71,450,029

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Technology - 3.6%
Cerner Corp.*	737,790	$46,731,619

Pharmaceuticals - 1.1%
Johnson & Johnson	128,250	13,822,785

Total Health Care		184,608,214

Industrials - 6.9%
Building Products - 0.6%
Owens Corning	241,720	7,749,543

Industrial Conglomerates - 2.1%
General Electric Co.	1,072,250	27,674,773

Machinery - 2.1%
Joy Global, Inc.	347,780	18,303,661
Xylem, Inc.	243,200	8,842,752

		27,146,413

Trading Companies & Distributors - 2.1%
Fastenal Co.	616,290	27,141,412

Total Industrials		89,712,141

Information Technology - 21.8%
Communications Equipment - 3.7%
F5 Networks, Inc.*	122,690	15,088,416
Juniper Networks, Inc.	1,541,020	32,469,291

		47,557,707

Electronic Equipment, Instruments & Components - 1.6%
FLIR Systems, Inc.	615,510	20,638,050

Internet Software & Services - 5.2%
eBay, Inc.*	570,310	29,941,275
Facebook, Inc. - Class A*	77,840	5,837,222
Google, Inc. - Class A*	27,580	15,661,855
Google, Inc. - Class C*	27,580	15,419,426

		66,859,778

IT Services - 5.6%
EVERTEC, Inc.	862,950	19,588,965
MasterCard, Inc. - Class A	230,310	19,288,463
VeriFone Systems, Inc.*	388,890	14,490,041
Visa, Inc. - Class A	81,390	19,649,988

		73,017,457

Software - 2.9%
ANSYS, Inc.*	178,800	14,046,528

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
Electronic Arts, Inc.*	558,860	$22,896,494

		36,943,022

Technology Hardware, Storage & Peripherals - 2.8%
EMC Corp.	1,252,260	35,977,430

Total Information Technology		280,993,444

Materials - 7.1%
Chemicals - 5.4%
Monsanto Co.	357,150	41,086,536
The Mosaic Co.	582,000	25,788,420
Tronox Ltd. - Class A	137,100	3,315,078

		70,190,034

Metals & Mining - 1.7%
Alcoa, Inc.	1,265,990	21,217,992

Total Materials		91,408,026

TOTAL COMMON STOCKS
(Identified Cost $1,103,949,275)		1,228,675,027

SHORT-TERM INVESTMENT - 3.5%
Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.03%
(Identified Cost $44,870,064)	44,870,064	44,870,064

TOTAL INVESTMENTS - 98.7%
(Identified Cost $1,148,819,339)		1,273,545,091
OTHER ASSETS, LESS LIABILITIES - 1.3%		16,789,956

NET ASSETS - 100%		$1,290,335,047

ADR - American Depositary Receipt

*Non-income producing security.

1 Rate shown is the current yield as of October 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statement of Assets and Liabilities

October 31, 2014

ASSETS:

Investments, at value (identified cost $ 1,148,819,339) (Note 2)	$1,273,545,091
Receivable for securities sold	25,333,181
Receivable for fund shares sold	1,779,648
Dividends receivable	626,132

TOTAL ASSETS	1,301,284,052

LIABILITIES:

Accrued management fees (Note 3)	1,053,285
Accrued transfer agent fees (Note 3)	88,306
Accrued fund accounting and administration fees (Note 3)	46,834
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	8,245,158
Payable for fund shares repurchased	1,348,125
Other payables and accrued expenses	166,890

TOTAL LIABILITIES	10,949,005

TOTAL NET ASSETS	$1,290,335,047

NET ASSETS CONSIST OF:

Capital stock	$610,064
Additional paid-in-capital	964,814,944
Accumulated net realized gain on investments	200,184,287
Net unrealized appreciation on investments	124,725,752

TOTAL NET ASSETS	$1,290,335,047

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($1,290,335,047/61,006,444 shares)	$21.15

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Statement of Operations

For the Year Ended October 31, 2014

INVESTMENT INCOME:

Dividends	$13,425,810

EXPENSES:

Management fees (Note 3)	12,875,540
Transfer agent fees (Note 3)	293,692
Fund accounting and administration fees (Note 3)	164,316
Directors’ fees (Note 3)	46,291
Chief Compliance Officer service fees (Note 3)	3,161
Custodian fees	50,462
Miscellaneous	349,800

Total Expenses	13,783,262
Less reduction of expenses (Note 3)	(263,945)

Net Expenses	13,519,317

NET INVESTMENT LOSS	(93,507)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	235,731,957
Net change in unrealized appreciation (depreciation) on investments	(80,831,677)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	154,900,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,806,773

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(93,507)	$703,157
Net realized gain on investments	235,731,957	163,586,066
Net change in unrealized appreciation (depreciation) on investments	(80,831,677)	162,201,337

Net increase from operations	154,806,773	326,490,560

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(486,768)	(2,246,652)
From net realized gain on investments	(164,860,135)	(163,857,384)

Total distributions to shareholders	(165,346,903)	(166,104,036)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	63,355,672	(341,335,394)

Net increase (decrease) in net assets	52,815,542	(180,948,870)

NET ASSETS:

Beginning of year	1,237,519,505	1,418,468,375

End of year (including undistributed net investment income of $0 and $29,561, respectively)	$1,290,335,047	$1,237,519,505

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.60	$19.03	$18.45	$17.91	$15.55

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.01	0.01	0.04	0.03
Net realized and unrealized gain on investments	2.51	5.14	1.26	0.55	2.35

Total from investment operations	2.51	5.15	1.27	0.59	2.38

Less distributions to shareholders:
From net investment income	(0.01)	(0.03)	(0.04)	(0.05)	(0.02)
From net realized gain on investments	(2.95)	(2.55)	(0.65)	—	—

Total distributions to shareholders	(2.96)	(2.58)	(0.69)	(0.05)	(0.02)

Net asset value - End of year	$21.15	$21.60	$19.03	$18.45	$17.91

Net assets - End of year (000’s omitted)	$1,290,335	$1,237,520	$1,418,468	$1,925,038	$1,579,323

Total return[3]	13.23%	30.61%	7.37%	3.30%	15.29%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	(0.01%)	0.06%	0.06%	0.24%	0.17%
Portfolio turnover	61%	52%	63%	54%	56%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.02%	0.06%	0.05%	0.02%	0.02%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

13

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 200 million have been designated as Equity Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$303,908,673	$303,908,673	$—	$—
Consumer Staples	53,358,188	53,358,188	—	—
Energy	154,180,059	154,180,059	—	—
Financials	70,506,282	70,506,282	—	—
Health Care	184,608,214	184,608,214	—	—
Industrials	89,712,141	89,712,141	—	—
Information Technology	280,993,444	280,993,444	—	—
Materials	91,408,026	91,408,026	—	—
Mutual Fund	44,870,064	44,870,064	—	—

Total assets	$1,273,545,091	$1,273,545,091	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2013 or October 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the

15

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

years ended October 31, 2011 through October 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $263,945 for the year ended October 31, 2014, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

16

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses, until at least October 1, 2015.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $754,770,128 and $894,215,763, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Equity Series were:

	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	15,707,742	$325,559,753	11,213,678	$219,442,960
Reinvested	6,888,560	130,193,777	6,080,929	104,105,491
Repurchased	(18,889,945)	(392,397,858)	(34,538,433)	(664,883,845)

Total	3,706,357	$63,355,672	(17,243,826)	$(341,335,394)

At October 31, 2014, the retirement plan of the Advisor and its affiliates owned 286,079 shares of the Series (0.5% of shares outstanding) valued at $6,050,574.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign

17

Equity Series

Notes to Financial Statements (continued)

7.	Foreign Securities (continued)

governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2014, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $23,652,734, increase Undistributed Net Investment Income by $550,714 and reduce Accumulated Net Realized Gain on Investments by $24,203,448. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
Ordinary income	$42,144,643	$30,554,514
Long-term capital gains	123,202,260	135,549,522

At October 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,151,100,026
Unrealized appreciation	162,557,340
Unrealized depreciation	(40,112,275)

Net unrealized appreciation	$122,445,065

Undistributed ordinary income	48,873,813
Undistributed long-term capital gains	153,591,161

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2014

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $12,273,039 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 27.06%.

The Series designates $180,179,144 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2014.

20

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-present)
HoustonPharma (2000-2009)
Cytos Biotechnology Ltd. (2012-present)

21

Equity Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	27
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

22

Equity Series

Directors’ and Officers’ Information
(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

23

{This page intentionally left blank}

24

{This page intentionally left blank}

25

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/14-AR

Tax Managed Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months of 2014. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Tax Managed Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders. The Series provides exposure to equity securities and is designed to benefit those investors who are conscious of tax implications in their portfolios.

Performance Commentary

U.S. equity markets delivered positive absolute returns for the twelve-month period ended October 31, 2014. The S&P 500 Total Return Index gained 17.25% while the Russell 3000® Index earned 16.07%. Global equity markets were generally much weaker during the one-year period as the MSCI ACWI ex USA Index (ACWIxUS) returned 0.06%. The Tax Managed Series returned 12.82%, trailing the Russell 3000® Index on a relative basis. Despite the near-term relative underperformance, the Tax Managed Series continues to provide competitive absolute and relative returns over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, the Tax Managed Series has returned 6.87% annualized, outpacing the Russell 3000® Index’s annualized return of 4.47%.

The Series’ underperformance relative to the Russell 3000® Index during the year was driven by sector allocation. Stock selection also detracted from relative returns. Regarding major detractors from relative performance, stock selection in Health Care, Consumer Staples, Consumer Discretionary, Energy, and Industrials challenged relative returns. The Series’ overweight to Energy relative to the benchmark detracted from relative returns as well.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in Information Technology and Materials. The Series’ overweight to Information Technology relative to the benchmark also aided relative returns.

In regards to current portfolio positioning, we are focused on finding companies with growth drivers that are not tied to the broad economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt the competitive environment in which they operate. This involves finding businesses that are generating growth by creating new markets, expanding existing markets, or simply by taking share from their rivals.

Moving forward, we continue to believe that slow growth remains the most likely path for the U.S. and broader global economies. While uncertainty among investors regarding the pace of economic expansion and central bank monetary policies heightens the potential for new bouts of volatility, we would view short-term periods of weakness as a buying opportunity given the lack of excess in markets and economies we see today. That being said, a selective approach to investment selection is critical. While equity valuations do not appear to be overly expensive at present, they have moved broadly higher and are now at levels consistent with more moderate future market returns as compared to recent years. To be sure, opportunities at the individual company level still exist, but flexibility and discipline on price are essential in our effort to managing risk and capturing return in the current market environment.

Please see the next page for additional performance information as of October 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

The current U.S. stock market cycle is 04/01/2000 through current.

All investments involve risks, including potential loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, foreign investment risk, small-cap/mid-cap risk, and interest rate risk.

2

Tax Managed Series

Performance Update as of October 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[3,5]	12.82%	13.65%	8.78%	9.69%
Returns After Taxes on Distributions[4,5]	9.14%	12.72%	7.87%	9.10%
Returns After Taxes on Distributions and Sale of Series
Shares[4,5]	9.73%	10.88%	7.15%	8.32%
Russell 3000® Index[6]	16.07%	17.01%	8.55%	8.91%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2014 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.

3Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.33% for the year ended October 31, 2014.

4Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of Series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

5The Series’ performance is historical and may not be indicative of future results.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Tax Managed Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD* 5/1/14-10/31/14
Actual	$1,000.00	$1,034.40	$6.15
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Tax Managed Series

Portfolio Composition as of October 31, 2014

(unaudited)

5

Tax Managed Series

Investment Portfolio - October 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 95.0%

Consumer Discretionary - 18.6%
Hotels, Restaurants & Leisure - 1.5%
Yum! Brands, Inc	7,240	$520,049

Household Durables - 1.3%
DR Horton, Inc	7,410	168,874
Lennar Corp. - Class A	3,790	163,273
Toll Brothers, Inc.*	3,300	105,435

		437,582

Internet & Catalog Retail - 3.6%
Amazon.com, Inc.*	1,150	351,279
HomeAway, Inc.*	4,200	146,580
The Priceline Group, Inc.*	280	337,739
Shutterfly, Inc.*	4,730	197,856
TripAdvisor, Inc.*	2,260	200,372

		1,233,826

Media - 11.7%
AMC Networks, Inc. - Class A*	9,150	554,947
Gannett Co., Inc	9,140	287,910
Liberty Global plc - Class A - ADR (United Kingdom)*	4,450	202,341
Liberty Global plc - Class C - ADR (United Kingdom)*	4,450	197,891
Nexstar Broadcasting Group, Inc. - Class A	3,290	148,445
Sinclair Broadcast Group, Inc. - Class A	12,150	352,957
Starz - Class A*	9,730	300,657
Time Warner, Inc.	3,540	281,324
Tribune Media Co. - Class A*	3,060	205,020
Twenty-First Century Fox, Inc. - Class A	26,810	924,409
Viacom, Inc. - Class B	7,340	533,471

		3,989,372

Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc.*	4,000	166,600

Total Consumer Discretionary		6,347,429

Consumer Staples - 16.2%
Beverages - 7.1%
AMBEV S.A. - ADR (Brazil)*	67,810	452,971
Anheuser-Busch InBev N.V. (Belgium)[1]	5,550	615,463
The Coca-Cola Co	14,990	627,781
Diageo plc (United Kingdom)[1]	8,230	242,721
SABMiller plc (United Kingdom)[1]	9,000	509,064

		2,448,000

Food Products - 5.8%
Danone S.A. (France)[1]	3,930	268,546

The accompanying notes are an integral part of the financial statements.

6

Tax Managed Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Ingredion, Inc.	5,120	$395,520
Mead Johnson Nutrition Co.	3,000	297,930
Nestle S.A. (Switzerland)[1]	4,880	357,871
Unilever plc - ADR (United Kingdom)	16,550	665,807

		1,985,674

Household Products - 1.1%
Energizer Holdings, Inc	2,970	364,271

Personal Products - 1.0%
Beiersdorf AG (Germany)[1]	4,100	332,423

Tobacco - 1.2%
Imperial Tobacco Group plc (United Kingdom)[1]	9,440	410,089

Total Consumer Staples		5,540,457

Energy - 10.2%
Energy Equipment & Services - 5.9%
Baker Hughes, Inc.	8,730	462,341
Cameron International Corp.*	11,350	675,893
Schlumberger Ltd.	6,090	600,839
Weatherford International plc - ADR*	17,650	289,813

		2,028,886

Oil, Gas & Consumable Fuels - 4.3%
Apache Corp.	3,630	280,236
Encana Corp. (Canada)	7,200	134,136
EOG Resources, Inc.	2,790	265,189
Hess Corp	6,940	588,581
Range Resources Corp.	2,880	196,992

		1,465,134

Total Energy		3,494,020

Financials - 2.4%
Banks - 0.7%
Popular, Inc.*	7,160	228,261

Real Estate Investment Trusts (REITS) - 1.0%
Digital Realty Trust, Inc	330	22,767
Weyerhaeuser Co	9,700	328,442

		351,209

Real Estate Management & Development - 0.7%
Realogy Holdings Corp.*	6,190	253,852

Total Financials		833,322

The accompanying notes are an integral part of the financial statements.

7

Tax Managed Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care - 11.4%
Health Care Equipment & Supplies - 1.5%
Intuitive Surgical, Inc.*	550	$272,690
Teleflex, Inc.	2,190	249,923

		522,613

Health Care Providers & Services - 3.8%
DaVita HealthCare Partners, Inc.*	7,290	569,130
Express Scripts Holding Co.*	4,160	319,571
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	2,830	207,715
HCA Holdings, Inc.*	2,590	181,429

		1,277,845

Health Care Technology - 3.0%
Cerner Corp.*	15,890	1,006,473

Life Sciences Tools & Services - 1.0%
QIAGEN N.V. - ADR*	15,000	351,900

Pharmaceuticals - 2.1%
Johnson & Johnson	2,750	296,395
Sanofi - ADR (France)	9,270	428,645

		725,040

Total Health Care		3,883,871

Industrials - 7.5%
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	1,120	77,515

Building Products - 0.8%
Owens Corning	8,710	279,242

Industrial Conglomerates - 2.2%
General Electric Co	28,410	733,262

Machinery - 1.7%
Joy Global, Inc	7,570	398,409
Xylem, Inc	4,900	178,164

		576,573

Professional Services - 0.9%
Equifax, Inc.	4,170	315,836

Trading Companies & Distributors - 1.7%
Fastenal Co	13,110	577,364

Total Industrials		2,559,792

Information Technology - 19.2%
Communications Equipment - 2.5%
F5 Networks, Inc.*	2,610	320,978
Juniper Networks, Inc	13,430	282,970

The accompanying notes are an integral part of the financial statements.

8

Tax Managed Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Communications Equipment (continued)
Palo Alto Networks, Inc.*	2,300	$243,110

		847,058

Electronic Equipment, Instruments & Components - 0.9%
FLIR Systems, Inc.	8,850	296,741

Internet Software & Services - 4.2%
eBay, Inc.*	11,740	616,350
Facebook, Inc. - Class A*	1,730	129,733
Google, Inc. - Class A*	340	193,076
Google, Inc. - Class C*	340	190,087
LinkedIn Corp. - Class A*	1,410	322,834

		1,452,080

IT Services - 3.9%
Amdocs Ltd. - ADR	1,920	91,277
MasterCard, Inc. - Class A	4,900	410,375
VeriFone Systems, Inc.*	10,820	403,153
Visa, Inc. - Class A	1,730	417,674

		1,322,479

Software - 1.8%
ANSYS, Inc.*	3,830	300,885
Electronic Arts, Inc.*	7,970	326,531

		627,416

Technology Hardware, Storage & Peripherals - 5.9%
Apple, Inc.	8,680	937,440
EMC Corp	38,230	1,098,348

		2,035,788

Total Information Technology		6,581,562

Materials - 9.5%
Chemicals - 5.7%
Monsanto Co	7,590	873,154
The Mosaic Co.	12,550	556,091
Potash Corp. of Saskatchewan, Inc. (Canada)	8,480	289,762
Tronox Ltd. - Class A	8,720	210,850

		1,929,857

Metals & Mining - 3.8%
Alcoa, Inc.	78,020	1,307,615

Total Materials		3,237,472

TOTAL COMMON STOCKS
(Identified Cost $25,732,224)		32,477,925

The accompanying notes are an integral part of the financial statements.

9

Tax Managed Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 5.1%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.03%
(Identified Cost $ 1,733,349)	1,733,349	$1,733,349

TOTAL INVESTMENTS - 100.1%
(Identified Cost $ 27,465,573)		34,211,274
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(29,242)

NET ASSETS - 100%		$34,182,032

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of October 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Tax Managed Series

Statement of Assets and Liabilities

October 31, 2014

ASSETS:

Investments, at value (identified cost $ 27,465,573) (Note 2)	$34,211,274
Dividends receivable	22,821
Foreign tax reclaims receivable	13,441
Receivable for fund shares sold	574

TOTAL ASSETS	34,248,110

LIABILITIES:

Accrued management fees (Note 3)	20,719
Accrued fund accounting and administration fees (Note 3)	7,394
Accrued transfer agent fees (Note 3)	2,275
Accrued Chief Compliance Officer service fees (Note 3)	407
Audit fees payable	18,449
Printing fees payable	9,119
Payable for fund shares repurchased	2,947
Other payables and accrued expenses	4,768

TOTAL LIABILITIES	66,078

TOTAL NET ASSETS	$34,182,032

NET ASSETS CONSIST OF:

Capital stock	$10,344
Additional paid-in-capital	21,764,411
Undistributed net investment income	32,376
Accumulated net realized gain on investments	5,630,064
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	6,744,837

TOTAL NET ASSETS	$34,182,032

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($ 34,182,032/1,034,394 shares)	$33.05

The accompanying notes are an integral part of the financial statements.

11

Tax Managed Series

Statement of Operations

For the Year Ended October 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $15,835)	$450,764

EXPENSES:

Management fees (Note 3)	342,849
Fund accounting and administration fees (Note 3)	31,464
Transfer agent fees (Note 3)	8,598
Chief Compliance Officer service fees (Note 3)	3,161
Directors’ fees (Note 3)	1,178
Audit fees	23,035
Custodian fees	2,705
Miscellaneous	43,254

Total Expenses	456,244
Less reduction of expenses (Note 3)	(44,826)

Net Expenses	411,418

NET INVESTMENT INCOME	39,346

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	5,677,095

Net change in unrealized appreciation (depreciation) on- Investments	(1,670,096)
Foreign currency and translation of other assets and liabilities	(1,262)

(1,671,358)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	4,005,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,045,083

The accompanying notes are an integral part of the financial statements.

12

Tax Managed Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$39,346	$38,938
Net realized gain on investments and foreign currency	5,677,095	4,662,757
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,671,358)	2,768,711

Net increase from operations	4,045,083	7,470,406

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(12,151)	(53,257)
From net realized gain on investments	(4,642,767)	(1,176,954)

Total distributions to shareholders	(4,654,918)	(1,230,211)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	1,123,252	(2,347,220)

Net increase in net assets	513,417	3,892,975

NET ASSETS:

Beginning of year	33,668,615	29,775,640

End of year (including undistributed net investment income of $32,376 and $5,529, respectively).	$34,182,032	$33,668,615

The accompanying notes are an integral part of the financial statements.

13

Tax Managed Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$33.95	$27.69	$24.96	$25.01	$21.32

Income (loss) from investment operations:
Net investment income[1]	0.04	0.04	0.03	0.08	0.06
Net realized and unrealized gain (loss) on investments	3.73	7.52	2.77	(0.06)	3.67

Total from investment operations	3.77	7.56	2.80	0.02	3.73

Less distributions to shareholders:
From net investment income	(0.01)	(0.06)	(0.07)	(0.07)	(0.04)
From net realized gain on investments	(4.66)	(1.24)	—	—	—

Total distributions to shareholders	(4.67)	(1.30)	(0.07)	(0.07)	(0.04)

Net asset value - End of year	$33.05	$33.95	$27.69	$24.96	$25.01

Net assets - End of year (000’s omitted)	$34,182	$33,669	$29,776	$47,663	$45,276

Total return[2]	12.82%	28.41%	11.28%	0.08%	17.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.11%	0.13%	0.12%	0.29%	0.28%
Portfolio turnover	47%	56%	47%	57%	56%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.13%	0.15%	0.10%	0.04%	0.14%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

14

Tax Managed Series

Notes to Financial Statements

1.	Organization

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

15

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$6,347,429	$6,347,429	$—	$—
Consumer Staples	5,540,457	2,804,280	2,736,177	—
Energy	3,494,020	3,494,020	—	—
Financials	833,322	833,322	—	—
Health Care	3,883,871	3,676,156	207,715	—
Industrials	2,559,792	2,559,792	—	—
Information Technology	6,581,562	6,581,562	—	—
Materials	3,237,472	3,237,472	—	—
Mutual Fund	1,733,349	1,733,349	—	—

Total assets	$34,211,274	$31,267,382	$2,943,892	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2013 or October 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and

16

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2011 through October 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

17

Tax Managed Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $44,826 for the year ended October 31, 2014, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses, until at least October 1, 2015.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $15,688,842 and $20,087,332, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Tax Managed Series were:

	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	134,805	$4,412,182	162,031	$4,917,681
Reinvested	152,482	4,482,969	42,834	1,174,066
Repurchased	(244,469)	(7,771,899)	(288,508)	(8,438,967)

Total	42,818	$1,123,252	(83,643)	$(2,347,220)

18

Tax Managed Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

At October 31, 2014, two shareholder accounts owned 405,133 shares of the Series (39.2% of shares outstanding) valued at $13,389,659. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2014, amounts were reclassified within the capital accounts to reduce Undistributed Net Investment Income by $348 and increase Accumulated Net Realized Gain on Investments by $348. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
Ordinary income	$11,339	$53,257
Long-term capital gains	4,643,579	1,176,954

At October 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$27,512,931
Unrealized appreciation	7,067,830
Unrealized depreciation	(369,487)

Net unrealized appreciation	$6,698,343

Undistributed ordinary income	32,376
Undistributed long-term capital gains	5,677,422

19

Tax Managed Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2014

20

Tax Managed Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $454,076 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

The Series designates $5,961,293 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2014.

21

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-present)
HoustonPharma (2000-2009)
Cytos Biotechnology Ltd. (2012-present)

22

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	27
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

23

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011)—Manning & Napier Advisors, LLC; Assistant Treasurer since 2008—Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

{This page intentionally left blank}

25

Tax Managed Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTAX-10/14-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months of 2014. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

To provide capital growth and manage risk for investors planning to retire (or meet another investment goal) in or around the year indicated in the fund’s name.

The Target Series include eleven distinct mutual funds, each of which is managed to a designated target date. The investment objective of each Series is strategically allocated to become increasingly conservative as the specified target date approaches. The Target 2050, 2040, 2030, 2020, 2010 and Target Income Series were launched on March 28, 2008, and the Target 2055, 2045, 2035, 2025 and Target 2015 Series were launched on June 25, 2012.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2014. The S&P 500 Total Return Index gained 17.25%. In contrast, global equity market performance was weaker. The broad MSCI ACWI ex USA Index (ACWIxUS) was largely flat, returning 0.06%. Meanwhile, bond markets as represented by the Barclays U.S. Aggregate Bond Index were positive, returning 4.14%. Each share class of the Target Series provided positive absolute returns, but underperformed its respective blended benchmark on a relative basis during the one year period. The only exception to this was the Target Income Series Class I, which modestly outperformed its blended benchmark.

Among key drivers of each Series’ underperformance relative to their blended benchmarks during the one year period were overall fixed income selection and equity sector positioning. Additionally, stock selection in Health Care and Consumer Staples challenged relative returns, as did the Series’ overweight allocations to Energy and Consumer Discretionary sectors relative to the benchmark.

Overall asset allocation positively contributed to relative returns, as each of the Series were more heavily allocated to stocks than their benchmarks during a year in which stocks generally outperformed bonds. This offset a portion of the Series’ relative underperformance. Stock selection in the Information Technology and Materials sectors also aided relative returns. Relative to their benchmarks, each Series’ overweight to Information Technology was a notable positive contributor to relative performance as well.

Regarding current portfolio positioning, in the equity portion of each Series we are focused on finding companies with growth drivers that are not tied to the broad economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt the competitive environment in which they operate. This involves finding businesses that are generating growth by creating new markets, expanding existing markets, or simply by taking share from their rivals.

In fixed income markets, we continue to believe that a more defensive fixed income posture is warranted, which is how we would characterize our current fixed income positioning. Specifically, given current yield levels and the potential for rising interest rates, we are finding a better risk/reward trade-off in shorter-term bonds. Businesses should benefit as economic conditions continue to improve, enhancing the attractiveness of the corporate sector. This sector has been a primary focus area in the Series over the past few years, and we believe it will remain an attractive area going forward.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors should expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Broadly speaking, valuations in the developed world are neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to pursue areas of global markets where we see a compelling combination of attractive business fundamentals and long-term appreciation potential. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Each Manning & Napier Fund, Inc. Target Series is invested in one or two of four proprietary lifestyle funds, the Manning & Napier Fund, Inc. Pro-Blend® Series, based on the Target Series becoming increasingly conservative over time. Because the underlying funds invest in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in target date funds will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk, as the underlying investments change over time. Principal value is not guaranteed at any time, including at the target date (the approximate year when an investor plans to stop contributions and start periodic withdrawals).

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal.

3

Performance Update - Target Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target Income Series - Class K3	5.35%	6.80%	5.73%
Manning & Napier Fund, Inc. - Target Income Series - Class R3	5.00%	6.51%	5.45%
Manning & Napier Fund, Inc. - Target Income Series - Class I3	5.59%	7.05%	6.00%
Barclays U.S. Intermediate Aggregate Bond Index[4]	2.90%	3.62%	4.11%
Standard & Poor’s (S&P) Target Date Retirement Income Index[5]	5.48%	7.09%	4.82%
Income Composite Benchmark[6]	5.52%	6.60%	5.59%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception2 (3/28/08) to present (10/31/14) to the Barclays U.S. Intermediate Aggregate Bond Index, S&P Target Date Retirement Income Index and the Income Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Intermediate Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.42% for Class K, 0.67% for Class R and 0.17% for Class I for the year ended October 31, 2014.

4The Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an

4

Performance Update - Target Income Series

(unaudited)

unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Barclays U.S. Intermediate Aggregate Bond Index to the S&P Target Date Retirement Income Index. Series management believes the S&P Target Date Retirement Income Index more accurately reflects the investment strategies of the Series.

5

Performance Update - Target 2010 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2010 - Class K3	5.56%	7.74%	5.51%
Manning & Napier Fund, Inc. - Target 2010 - Class R3	5.31%	7.48%	5.26%
Manning & Napier Fund, Inc. - Target 2010 - Class I3	5.70%	7.98%	5.76%
Barclays U.S. Aggregate Bond Index[4]	4.14%	4.22%	4.61%
S&P Target Date 2010 Index[5]	6.25%	8.28%	5.37%
2010 Composite Benchmark[6]	6.02%	7.78%	5.63%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2010 Series - Class K from its inception2 (3/28/08) to present (10/31/14) to the Barclays U.S. Aggregate Bond Index, S&P Target Date 2010 Index and the 2010 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.50% for Class K, 0.75% for Class R and 0.25% for Class I for the year ended October 31, 2014.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an

6

Performance Update - Target 2010 Series

(unaudited)

unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Barclays U.S. Aggregate Bond Index to the S&P Target Date 2010 Index. Series management believes the S&P Target Date 2010 Index more accurately reflects the investment strategies of the Series.

7

Performance Update - Target 2015 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2015 - Class K3	5.45%	10.58%
Manning & Napier Fund, Inc. - Target 2015 - Class R3	5.22%	10.45%
Manning & Napier Fund, Inc. - Target 2015 - Class I3	5.67%	10.88%
Barclays U.S. Aggregate Bond Index[4]	4.14%	2.05%
S&P Target Date 2015 Index[5]	7.08%	10.01%
2015 Composite Benchmark[6]	7.41%	8.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2015 Series - Class K from its inception2 (6/25/12) to present (10/31/14) to the Barclays U.S. Aggregate Bond Index, S&P Target Date 2015 Index and the 2015 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.71% for Class K, 2.02% for Class R and 1.51% for Class I for the year ended October 31, 2014.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

8

Performance Update - Target 2015 Series

(unaudited)

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Barclays U.S. Aggregate Bond Index to the S&P Target Date 2015 Index. Series management believes the S&P Target Date 2015 Index more accurately reflects the investment strategies of the Series.

9

Performance Update - Target 2020 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2020 Series - Class K3	6.04%	9.43%	6.10%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R3	5.75%	9.15%	5.80%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I3	6.37%	9.71%	6.37%
Barclays U.S. Aggregate Bond Index[4]	4.14%	4.22%	4.61%
S&P Target Date 2020 Index[5]	7.71%	10.32%	6.17%
2020 Composite Benchmark[6]	7.72%	9.25%	6.03%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception2 (3/28/08) to present (10/31/14) to the Barclays U.S. Aggregate Bond Index, S&P Target Date 2020 Index and the 2020 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.33% for Class K, 0.58% for Class R and 0.08% for Class I for the year ended October 31, 2014.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000),

10

Performance Update - Target 2020 Series

(unaudited)

MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Barclays U.S. Aggregate Bond Index to the S&P Target Date 2020 Index. Series management believes the S&P Target Date 2020 Index more accurately reflects the investment strategies of the Series.

11

Performance Update - Target 2025 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2025 Series - Class K3	7.28%	14.23%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R3	6.93%	14.10%
Manning & Napier Fund, Inc. - Target 2025 Series - Class I3	7.51%	14.31%
Russell 3000® Index[4]	16.07%	21.09%
Barclays U.S. Aggregate Bond Index[5]	4.14%	2.05%
S&P Target Date 2025 Index[6]	8.12%	12.69%
2025 Composite Benchmark[7]	8.29%	10.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2025 Series - Class K from its inception2 (6/25/12) to present (10/31/14) to the Barclays U.S. Aggregate Bond Index, the 2025 Composite Benchmark, S&P Target Date 2025 Index and the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.89% for Class K, 1.17% for Class R and 0.69% for Class I for the year ended October 31, 2014.
4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their

12

Performance Update - Target 2025 Series

(unaudited)

affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Barclays U.S. Aggregate Bond Index to the S&P Target Date 2025 Index. Series management believes the S&P Target Date 2025 Index more accurately reflects the investment strategies of the Series.

13

Performance Update - Target 2030 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2030 Series - Class K3	7.58%	11.19%	6.77%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R3	7.37%	10.92%	6.54%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I3	7.86%	11.48%	7.07%
Russell 3000® Index[4]	16.07%	17.01%	9.29%
Barclays U.S. Aggregate Bond Index[5]	4.14%	4.22%	4.61%
S&P Target Date 2030 Index[6]	8.56%	11.71%	6.52%
2030 Composite Benchmark[7]	9.08%	10.93%	6.31%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series - Class K from its inception2 (3/28/08) to present (10/31/14) to the Russell 3000® Index, the 2030 Composite Benchmark, S&P Target Date 2030 Index and the Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.33% for Class K, 0.58% for Class R and 0.08% for Class I for the year ended October 31, 2014.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier.

Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

14

Performance Update - Target 2030 Series

(unaudited)

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Barclays U.S. Aggregate Bond Index to the S&P Target Date 2030 Index. Series management believes the S&P Target Date 2030 Index more accurately reflects the investment strategies of the Series.

15

Performance Update - Target 2035 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2035 Series - Class K3	8.17%	16.99%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R3	7.82%	16.81%
Manning & Napier Fund, Inc. - Target 2035 Series - Class I3	8.43%	17.26%
Russell 3000® Index[4]	16.07%	21.09%
Barclays U.S. Aggregate Bond Index[5]	4.14%	2.05%
S&P Target Date 2035 Index[6]	8.96%	14.77%
2035 Composite Benchmark[7]	9.77%	14.13%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2035 Series - Class K from its inception2 (6/25/12) to present (10/31/14) to the Russell 3000® Index, the 2035 Composite Benchmark, S&P Target Date 2035 Index and the Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for Class K, 1.43% for Class R and 0.96% for Class I for the year ended October 31, 2014.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier.

Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their

16

Performance Update - Target 2035 Series

(unaudited)

affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Barclays U.S. Aggregate Bond Index to the S&P Target Date 2035 Index. Series management believes the S&P Target Date 2035 Index more accurately reflects the investment strategies of the Series.

17

Performance Update - Target 2040 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2040 - Class K3	8.52%	11.72%	7.02%
Manning & Napier Fund, Inc. - Target 2040 - Class R3	8.30%	11.47%	6.79%
Manning & Napier Fund, Inc. - Target 2040 - Class I3	8.73%	12.01%	7.31%
Russell 3000® Index[4]	16.07%	17.01%	9.29%
S&P Target Date 2040 Index[5]	9.21%	12.59%	6.71%
2040 Composite Benchmark[6]	10.20%	12.46%	6.85%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception2 (3/28/08) to present (10/31/14) to the Russell 3000® Index, S&P Target Date 2040 Index and the 2040 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index, a component of the Target 2040 Composite Benchmark, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.36% for Class K, 0.61% for Class R and 0.11% for Class I for the year ended October 31, 2014.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier.

Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

18

Performance Update - Target 2040 Series

(unaudited)

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Russell 3000 to the S&P Target Date 2040 Index. Series management believes the S&P Target Date 2040 Index more accurately reflects the investment strategies of the Series.

19

Performance Update - Target 2045 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2045 - Class K3	8.90%	18.88%
Manning & Napier Fund, Inc. - Target 2045 - Class R3	8.71%	18.55%
Manning & Napier Fund, Inc. - Target 2045 - Class I3	9.15%	19.13%
Russell 3000® Index[4]	16.07%	21.09%
S&P Target Date 2045 Index[5]	9.39%	16.00%
2045 Composite Benchmark[6]	10.55%	15.79%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2045 Series - Class K from its inception2 (6/25/12) to present (10/31/14) to the Russell 3000® Index, S&P Target Date 2045 Index and the 2045 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2045 Composite Benchmark, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.25% for Class K 2.61% for Class R and 2.19% for Class I for the year ended October 31, 2014.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier.

Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

20

Performance Update - Target 2045 Series

(unaudited)

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Russell 3000 to the S&P Target Date 2045 Index. Series management believes the S&P Target Date 2045 Index more accurately reflects the investment strategies of the Series.

21

Performance Update - Target 2050 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2050 - Class K3	8.72%	12.02%	7.53%
Manning & Napier Fund, Inc. - Target 2050 - Class R3	8.51%	11.75%	7.28%
Manning & Napier Fund, Inc. - Target 2050 - Class I3	9.07%	12.29%	7.82%
Russell 3000® Index[4]	16.07%	17.01%	9.29%
S&P Target Date 2050 Index[5]	9.62%	13.02%	6.81%
2050 Composite Benchmark[6]	10.55%	12.77%	7.07%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception2 (3/28/08) to present (10/31/14) to the Russell 3000® Index, S&P Target Date 2050 Index and the 2050 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays U.S. Aggregate Bond Index, a component of the Target 2050 Composite Benchmark, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.48% for Class K, 0.73% for Class R and 0.23% for Class I for the year ended October 31, 2014.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to February 26, 2010, the indices were rebalanced annually. Historical returns for the S&P Target Date 2050 Index prior to May 31, 2011 (the index launch date) are identical to the returns of the S&P Target Date 2045 Index, the closest dated target date index as of the launch date. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to

22

Performance Update - Target 2050 Series

(unaudited)

accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Russell 3000 to the S&P Target Date 2050 Index. Series management believes the S&P Target Date 2050 Index more accurately reflects the investment strategies of the Series.

23

Performance Update - Target 2055 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2055 - Class K3	8.50%	19.05%
Manning & Napier Fund, Inc. - Target 2055 - Class R3	8.21%	18.56%
Manning & Napier Fund, Inc. - Target 2055 - Class I3	8.75%	19.57%
Russell 3000® Index[4]	16.07%	21.09%
S&P Target Date 2055 Index[5]	9.76%	16.92%
2055 Composite Benchmark[6]	10.55%	15.79%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2055 Series - Class K from its inception2 (6/25/12) to present (10/31/14) to the Russell 3000® Index, S&P Target Date 2055 Index and the 2055 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2055 Composite Benchmark, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 5.09% for Class K, 5.94% for Class R and 7.85% for Class I for the year ended October 31, 2014.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier.

Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their

24

Performance Update - Target 2055 Series

(unaudited)

affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Effective March 1, 2014, the Series changed the benchmark against which it measures its performance from the Russell 3000 to the S&P Target Date 2010 Index. Series management believes the S&P Target Date 2010 Index more accurately reflects the investment strategies of the Series.

25

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The Actual lines of the following tables provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target Income
Actual (Class K)	$1,000.00	$1,011.90	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,010.90	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,012.90	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2010
Actual (Class K)	$1,000.00	$1,012.10	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,010.80	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,012.20	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

26

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2015
Actual (Class K)	$1,000.00	$1,006.90	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,006.10	$2.78	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,008.60	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2020
Actual (Class K)	$1,000.00	$1,008.00	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,006.70	$2.78	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,010.00	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2025
Actual (Class K)	$1,000.00	$1,012.10	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,010.50	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,013.00	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

27

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2030
Actual (Class K)	$1,000.00	$1,011.60	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,010.40	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,012.60	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2035
Actual (Class K)	$1,000.00	$1,013.60	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,012.40	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,015.30	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2040
Actual (Class K)	$1,000.00	$1,013.90	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,013.60	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,014.90	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

28

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2045
Actual (Class K)	$1,000.00	$1,015.50	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,015.10	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,017.10	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2050
Actual (Class K)	$1,000.00	$1,014.60	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,013.50	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,016.30	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2055
Actual (Class K)	$1,000.00	$1,015.60	$1.52	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$1,014.20	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,016.80	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

3Assumes 5% annual return before expenses.

29

Portfolio Composition as of October 31, 2014 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

30

Portfolio Composition as of October 31, 2014 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

31

Investment Portfolios - October 31, 2014

TARGET INCOME SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Conservative Term Series - Class I	6,937,476	$77,491,610

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $74,284,987)		77,491,610
LIABILITIES, LESS OTHER ASSETS - 0.0%		(34,147)

NET ASSETS - 100%		$77,457,463

TARGET 2010 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Conservative Term Series - Class I	3,520,973	$39,329,266
Manning & Napier Pro-Blend® Moderate Term Series - Class I	853,998	9,735,573

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $47,180,505)		49,064,839
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(31,005)

NET ASSETS - 100%		$49,033,834

TARGET 2015 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.2%
Manning & Napier Pro-Blend® Extended Term Series - Class I	42,654	$481,989
Manning & Napier Pro-Blend® Moderate Term Series - Class I	799,189	9,110,760

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $9,423,930)		9,592,749
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(20,920)

NET ASSETS - 100%		$9,571,829

The accompanying notes are an integral part of the financial statements.

32

Investment Portfolios - October 31, 2014

TARGET 2020 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	6,387,024	$72,173,371
Manning & Napier Pro-Blend® Moderate Term Series - Class I	9,429,234	107,493,265

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $170,360,064)		179,666,636
LIABILITIES, LESS OTHER ASSETS - 0.0%		(65,663)

NET ASSETS - 100%		$179,600,973

TARGET 2025 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Extended Term Series - Class I	2,048,952	$23,153,153
Manning & Napier Pro-Blend® Maximum Term Series - Class I	97,580	1,220,730

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $23,853,678)		24,373,883
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(27,813)

NET ASSETS - 100%		$24,346,070

TARGET 2030 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	12,244,865	$138,366,980
Manning & Napier Pro-Blend® Maximum Term Series - Class I	4,752,389	59,452,391

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $182,549,987)		197,819,371
LIABILITIES, LESS OTHER ASSETS - 0.0%		(62,121)

NET ASSETS - 100%		$197,757,250

The accompanying notes are an integral part of the financial statements.

33

Investment Portfolios - October 31, 2014

TARGET 2035 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.2%
Manning & Napier Pro-Blend® Extended Term Series - Class I	707,334	$7,992,876
Manning & Napier Pro-Blend® Maximum Term Series - Class I	784,295	9,811,536

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $17,410,389)		17,804,412
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(27,463)

NET ASSETS - 100%		$17,776,949

TARGET 2040 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 105.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	2,357,227	$26,636,668
Manning & Napier Pro-Blend® Maximum Term Series - Class I	8,536,631	106,793,252

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $122,195,233)		133,429,920
LIABILITIES, LESS OTHER ASSETS - (5.0%)		(6,354,046)

NET ASSETS - 100%		$127,075,874

TARGET 2045 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.4%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	622,639	$7,789,209

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $7,637,766)		7,789,209
LIABILITIES, LESS OTHER ASSETS - (0.4%)		(29,117)

NET ASSETS - 100%		$7,760,092

The accompanying notes are an integral part of the financial statements.

34

Investment Portfolios - October 31, 2014

TARGET 2050 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	5,178,017	$64,776,991

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $58,462,447)		64,776,991
LIABILITIES, LESS OTHER ASSETS - 0.0%		(29,217)

NET ASSETS - 100%		$64,747,774

TARGET 2055 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.6%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	254,460	$3,183,296

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $3,162,408)		3,183,296
LIABILITIES, LESS OTHER ASSETS - (0.6%)		(18,940)

NET ASSETS - 100%		$3,164,356

The accompanying notes are an integral part of the financial statements.

35

Statements of Assets and Liabilities

October 31, 2014

	TARGET INCOME	TARGET 2010	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
ASSETS:

Total investments in Underlying Series:
At value*	$77,491,610	$49,064,839	$9,592,749	$179,666,636	$24,373,883	$197,819,371
Receivable from Advisor (Note 3)	10,776	11,093	7,591	5,613	7,848	9,267
Receivable for shares of Underlying Series sold	120,362	1,365,348	—	9,313,830	—	9,495,026
Receivable for fund shares sold	9,191	16,850	1,740	76,666	14,920	190,033
Prepaid expenses	3,232	—	—	—	—	—

TOTAL ASSETS	77,635,171	50,458,130	9,602,080	189,062,745	24,396,651	207,513,697

LIABILITIES:
Accrued distribution and service (Rule 12b-1) fees (Note 3)	16,661	8,429	1,341	33,005	3,117	37,112
Accrued fund accounting and administration fees (Note 3)	13,032	12,869	8,062	13,764	13,228	13,855
Accrued transfer agent fees (Note 3)	1,851	1,625	350	1,842	385	3,221
Accrued Chief Compliance Officer service fees (Note 3)	407	407	815	407	815	407
Payable for fund shares repurchased	129,553	1,382,145	4	9,389,368	470	9,679,572
Audit fees payable	14,251	14,196	16,416	14,533	16,416	14,542
Payable for shares of Underlying Series purchased	—	—	1,736	—	14,450	—
Other payables and accrued expenses	1,953	4,625	1,527	8,853	1,700	7,738

TOTAL LIABILITIES	177,708	1,424,296	30,251	9,461,772	50,581	9,756,447

TOTAL NET ASSETS	$77,457,463	$49,033,834	$9,571,829	$179,600,973	$24,346,070	$197,757,250

NET ASSETS CONSIST OF:
Capital stock	71,545	47,357	7,913	166,919	18,739	171,538
Additional paid-in-capital	69,062,725	43,883,905	9,077,335	155,761,771	22,850,398	163,077,219
Undistributed net investment income	84,716	56,017	7,074	154,054	18,134	138,372
Accumulated net realized gain on Underlying Series	5,031,854	3,162,221	310,688	14,211,657	938,594	19,100,737
Net unrealized appreciation on Underlying Series	3,206,623	1,884,334	168,819	9,306,572	520,205	15,269,384

TOTAL NET ASSETS	$77,457,463	$49,033,834	$9,571,829	$179,600,973	$24,346,070	$197,757,250

Class K
Net Assets	$52,442,177	$31,262,015	$3,199,537	$95,364,420	$7,501,368	$118,787,900
Shares Outstanding	4,836,510	3,021,465	265,000	8,858,315	576,769	10,314,669
Net Asset Value, Offering Price, and Redemption Price per share	$10.84	$10.35	$12.07	$10.77	$13.01	$11.52
Class R
Net Assets	$13,405,592	$3,093,714	$1,586,990	$22,563,970	$3,798,517	$20,893,878
Shares Outstanding	1,251,183	302,329	131,296	2,128,468	291,725	1,836,901
Net Asset Value, Offering Price, and Redemption Price per share	$10.71	$10.23	$12.09	$10.60	$13.02	$11.37
Class I
Net Assets	$11,609,694	$14,678,105	$4,785,302	$61,672,583	$13,046,185	$58,075,472
Shares Outstanding	1,066,800	1,411,950	395,038	5,705,161	1,005,451	5,002,222
Net Asset Value, Offering Price, and Redemption Price per share	$10.88	$10.40	$12.11	$10.81	$12.98	$11.61

*At identified cost	$74,284,987	$47,180,505	$9,423,930	$170,360,064	$23,853,678	$182,549,987

The accompanying notes are an integral part of the financial statements.

36

Statements of Assets and Liabilities

October 31, 2014

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055
ASSETS:

Total investments in Underlying Series:
At value*	$17,804,412	$133,429,920	$7,789,209	$64,776,991	$3,183,296
Receivable from Advisor (Note 3)	7,500	10,744	6,776	13,726	8,624
Receivable for shares of Underlying Series sold	—	—	—	954,072	—
Receivable for fund shares sold	17,934	102,281	19,699	34,457	12,391

TOTAL ASSETS	17,829,846	133,542,945	7,815,684	65,779,246	3,204,311

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	13,293	13,377	13,395	12,916	13,428
Accrued distribution and service (Rule 12b-1) fees (Note 3)	2,260	24,010	1,356	12,189	607
Accrued transfer agent fees (Note 3)	372	2,131	349	2,556	627
Accrued Chief Compliance Officer service fees (Note 3)	815	407	815	407	815
Payable for fund shares repurchased	—	6,316,341	2,555	985,091	—
Payable for shares of Underlying Series purchased	17,934	89,627	19,662	—	6,859
Audit fees payable	16,416	14,374	16,416	14,205	16,416
Other payables and accrued expenses	1,807	6,804	1,044	4,108	1,203

TOTAL LIABILITIES	52,897	6,467,071	55,592	1,031,472	39,955

TOTAL NET ASSETS	$17,776,949	$127,075,874	$7,760,092	$64,747,774	$3,164,356

NET ASSETS CONSIST OF:
Capital stock	12,946	101,635	5,422	47,144	2,268
Additional paid-in-capital	16,618,820	99,216,457	7,296,090	51,421,421	3,081,349
Undistributed net investment income	9,906	58,428	1,632	18,130	1,384
Accumulated net realized gain on Underlying Series	741,254	16,464,667	305,505	6,946,535	58,467
Net unrealized appreciation on Underlying Series	394,023	11,234,687	151,443	6,314,544	20,888

TOTAL NET ASSETS	$17,776,949	$127,075,874	$7,760,092	$64,747,774	$3,164,356

Class K
Net Assets	$5,378,203	$83,655,030	$3,041,237	$47,530,867	$1,777,453
Shares Outstanding	392,337	6,694,495	212,369	3,462,926	127,471
Net Asset Value, Offering Price, and Redemption Price per share	$13.71	$12.50	$14.32	$13.73	$13.94
Class R
Net Assets	$2,911,435	$10,468,658	$1,825,263	$5,140,143	$515,208
Shares Outstanding	212,150	849,224	128,113	377,882	37,248
Net Asset Value, Offering Price, and Redemption Price per share	$13.72	$12.33	$14.25	$13.60	$13.83
Class I
Net Assets	$9,487,311	$32,952,186	$2,893,592	$12,076,764	$871,695
Shares Outstanding	690,129	2,619,731	201,679	873,640	62,035
Net Asset Value, Offering Price, and Redemption Price per share	$13.75	$12.58	$14.35	$13.82	$14.05

*At identified cost	$17,410,389	$122,195,233	$7,637,766	$58,462,447	$3,162,408

The accompanying notes are an integral part of the financial statements.

37

Statements of Operations

For the Year Ended October 31, 2014

	TARGET INCOME	TARGET 2010	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
INVESTMENT INCOME:
Income distributions from Underlying Series	$1,474,478	$889,259	$88,457	$2,612,113	$214,652	$2,330,924

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	127,038	76,671	6,525	227,876	13,316	272,645
Distribution and services (Rule 12b-1) fees (Class C) (Note 3)	3,152	2,879	—	11,006	1,502	8,980
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	67,557	24,186	7,116	156,737	14,672	151,113
Fund accounting and administration fees (Note 3)	43,622	43,075	39,566	46,149	42,348	46,364
Transfer agent fees (Note 3)	7,837	6,866	6,520	9,130	7,038	13,204
Chief Compliance Officer service fees (Note 3)	3,161	3,161	3,364	3,161	3,364	3,161
Directors’ fees (Note 3)	632	452	118	1,033	243	1,741
Registration and filing fees	45,553	43,321	41,801	45,534	42,634	47,617
Audit fees	16,951	16,838	18,503	17,572	18,519	17,601
Custodian fees	1,841	3,668	2,890	3,673	2,910	3,670
Miscellaneous	10,623	8,353	2,698	20,265	3,249	21,741

Total Expenses	327,967	229,470	129,101	542,136	149,795	587,837
Less reduction of expenses (Note 3)	(92,364)	(100,691)	(111,599)	(55,016)	(111,347)	(58,298)

Net Expenses	235,603	128,779	17,502	487,120	38,448	529,539

NET INVESTMENT INCOME	1,238,875	760,480	70,955	2,124,993	176,204	1,801,385

REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES:
Net realized gain on Underlying Series	2,011,041	1,039,033	98,110	4,495,349	174,777	5,147,906
Distributions of realized gains from Underlying Series	3,773,118	2,669,735	267,474	12,138,459	943,182	18,450,326
Net change in unrealized depreciation on Underlying Series	(3,131,769)	(1,773,778)	(56,491)	(7,997,262)	(138,919)	(11,533,034)

NET REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES	2,652,390	1,934,990	309,093	8,636,546	979,040	12,065,198

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,891,265	$2,695,470	$380,048	$10,761,539	$1,155,244	$13,866,583

The accompanying notes are an integral part of the financial statements.

38

Statements of Operations

For the Year Ended October 31, 2014

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055
INVESTMENT INCOME:
Income distributions from Underlying Series	$114,215	$1,041,905	$33,281	$407,217	$14,654

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	9,235	197,772	5,385	107,332	3,173
Distribution and services (Rule 12b-1) fees (Class C) (Note 3)	144	4,095	1,392	4,267	3
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	10,406	83,329	7,127	28,708	1,388
Fund accounting and administration fees (Note 3)	42,228	44,762	42,026	43,154	41,947
Transfer agent fees (Note 3)	6,835	9,439	6,972	10,338	7,132
Chief Compliance Officer service fees (Note 3)	3,364	3,161	3,364	3,161	3,365
Directors’ fees (Note 3)	186	1,000	143	1,011	145
Registration and filing fees	41,735	45,624	40,913	45,182	42,379
Audit fees	18,509	17,235	18,497	16,869	18,492
Custodian fees	2,910	3,674	1,388	1,840	1,280
Miscellaneous	2,968	15,225	2,677	10,912	2,401

Total Expenses	138,520	425,316	129,884	272,774	121,705
Less reduction of expenses (Note 3)	(112,361)	(77,349)	(113,262)	(103,243)	(116,109)

Net Expenses	26,159	347,967	16,622	169,531	5,596

NET INVESTMENT INCOME	88,056	693,938	16,659	237,686	9,058

REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	105,919	5,287,280	64,318	1,768,558	(7,625)
Distributions of realized gains from Underlying Series	839,412	15,114,458	329,673	7,082,203	90,486
Net change in unrealized depreciation on Underlying Series	(187,795)	(11,061,373)	(49,287)	(4,458,605)	531

NET REALIZED AND UNREALIZED GAIN ON UNDERLYING SERIES	757,536	9,340,365	344,704	4,392,156	83,392

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$845,592	$10,034,303	$361,363	$4,629,842	$92,450

The accompanying notes are an integral part of the financial statements.

39

Statements of Changes in Net Assets

	TARGET INCOME FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	TARGET 2010 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	TARGET 2015 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,238,875	$985,895	$760,480	$680,462	$70,955	$23,211
Net realized gain on Underlying Series	2,011,041	1,571,377	1,039,033	801,575	98,110	37,989
Distributions of realized gains from Underlying Series	3,773,118	1,506,602	2,669,735	1,309,091	267,474	84
Net change in unrealized appreciation/(depreciation) on Underlying Series	(3,131,769)	605,343	(1,773,778)	1,949,056	(56,491)	225,276

Net increase from operations	3,891,265	4,669,217	2,695,470	4,740,184	380,048	286,560

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,286,422)	(1,027,970)	(753,747)	(551,988)	(30,155)	(5,261)
From net investment income (Class R)	(327,839)	(70,541)	(110,947)	(80,517)	(23,380)	(1,446)
From net investment income (Class C)	(21,877)	(15,052)	(17,249)	(15,758)	(2)	—
From net investment income (Class I)	(323,245)	(170,895)	(414,192)	(276,764)	(68,175)	(13,541)
From net realized gain on investments (Class K)	(1,819,428)	(1,790,580)	(1,089,187)	(893,245)	(7,981)	—
From net realized gain on investments (Class R)	(505,007)	(146,039)	(184,407)	(154,363)	(9,202)	—
From net realized gain on investments (Class C)	(45,468)	(40,660)	(39,257)	(44,459)	(1)	—
From net realized gain on investments (Class I)	(432,506)	(241,175)	(560,834)	(393,718)	(20,916)	—

Total distributions to shareholders	(4,761,792)	(3,502,912)	(3,169,820)	(2,410,812)	(159,812)	(20,248)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	4,698,848	15,365,341	(2,060,536)	3,875,933	3,697,875	5,385,487

Net increase (decrease) in net assets	3,828,321	16,531,646	(2,534,886)	6,205,305	3,918,111	5,651,799

NET ASSETS:

Beginning of year	73,629,142	57,097,496	51,568,720	45,363,415	5,653,718	1,919

End of year[1]	$77,457,463	$73,629,142	$49,033,834	$51,568,720	$9,571,829	$5,653,718

[1] Including undistributed net investment income (distributions in excess of net investment income):	$84,716	$55,670	$56,017	$48,191	$7,074	$2,977

The accompanying notes are an integral part of the financial statements.

40

Statements of Changes in Net Assets

	TARGET 2020 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	TARGET 2025 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	TARGET 2030 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,124,993	$1,869,623	$176,204	$44,902	$1,801,385	$1,436,230
Net realized gain on Underlying Series	4,495,349	2,390,347	174,777	36,657	5,147,906	1,371,264
Distributions of realized gains from Underlying Series	12,138,459	5,325,570	943,182	2,173	18,450,326	5,135,966
Net change in unrealized appreciation/(depreciation) on Underlying Series	(7,997,262)	12,707,860	(138,919)	656,686	(11,533,034)	20,531,082

Net increase from operations	10,761,539	22,293,400	1,155,244	740,418	13,866,583	28,474,542

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(2,003,878)	(1,414,259)	(44,898)	(2,961)	(2,972,409)	(1,072,641)
From net investment income (Class R)	(644,604)	(350,392)	(53,128)	(1,291)	(799,542)	(245,172)
From net investment income (Class C)	(58,853)	(50,975)	(11,088)	(1,380)	(73,376)	(22,710)
From net investment income (Class I)	(1,689,048)	(1,011,041)	(234,992)	(32,739)	(2,002,890)	(739,268)
From net realized gain on investments (Class K)	(3,058,836)	(2,423,692)	(2,858)	—	(2,954,941)	(2,382,147)
From net realized gain on investments (Class R)	(1,125,718)	(692,644)	(6,548)	—	(877,958)	(659,561)
From net realized gain on investments (Class C)	(135,011)	(144,273)	(1,961)	—	(95,570)	(94,494)
From net realized gain on investments (Class I)	(2,449,372)	(1,431,757)	(27,313)	—	(1,937,699)	(1,326,395)

Total distributions to shareholders	(11,165,320)	(7,519,033)	(382,786)	(38,371)	(11,714,385)	(6,542,388)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(7,536,690)	43,056,205	11,375,142	11,448,349	9,224,721	37,685,103

Net increase (decrease) in net assets	(7,940,471)	57,830,572	12,147,600	12,150,396	11,376,919	59,617,257

NET ASSETS:

Beginning of year	187,541,444	129,710,872	12,198,470	48,074	186,380,331	126,763,074

End of year[1]	$179,600,973	$187,541,444	$24,346,070	$12,198,470	$197,757,250	$186,380,331

[1] Including undistributed net investment income (distributions in excess of net investment income):	$154,054	$132,217	$18,134	$6,866	$138,372	$101,598

The accompanying notes are an integral part of the financial statements.

41

Statements of Changes in Net Assets

	TARGET 2035 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	TARGET 2040 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	TARGET 2045 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$88,056	$25,297	$693,938	$497,575	$16,659	$2,536
Net realized gain on Underlying Series	105,919	54,240	5,287,280	2,253,454	64,318	12,629
Distributions of realized gains from Underlying Series	839,412	2,191	15,114,458	2,590,479	329,673	486
Net change in unrealized appreciation (depreciation) on Underlying Series	(187,795)	582,026	(11,061,373)	16,567,825	(49,287)	200,938

Net increase from operations	845,592	663,754	10,034,303	21,909,333	361,363	216,589

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(32,455)	(1,620)	(2,662,847)	(336,191)	(18,145)	(224)
From net investment income (Class R)	(46,705)	(1,871)	(580,648)	(36,913)	(24,268)	(658)
From net investment income (Class C)	(1,555)	(137)	(45,590)	(1,132)	(17,240)	(236)
From net investment income (Class I)	(205,599)	(17,671)	(1,310,168)	(195,310)	(43,848)	(1,504)
From net realized gain on investments (Class K)	(4,760)	—	(2,760,808)	(1,220,050)	(1,996)	—
From net realized gain on investments (Class R)	(9,936)	—	(651,349)	(262,386)	(3,219)	—
From net realized gain on investments (Class C)	(436)	—	(56,111)	(25,039)	(2,543)	—
From net realized gain on investments (Class I)	(41,207)	—	(1,308,595)	(483,436)	(5,276)	—

Total distributions to shareholders	(342,653)	(21,299)	(9,376,116)	(2,560,457)	(116,535)	(2,622)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	9,246,251	7,367,238	7,945,058	14,796,016	4,228,653	3,057,612

Net increase in net assets	9,749,190	8,009,693	8,603,245	34,144,892	4,473,481	3,271,579

NET ASSETS:

Beginning of year	8,027,759	18,066	118,472,629	84,327,737	3,286,611	15,032

End of year[1]	$17,776,949	$8,027,759	$127,075,874	$118,472,629	$7,760,092	$3,286,611

[1] Including undistributed net investment income (distributions in excess of net investment income):	$9,906	$4,176	$58,428	$27,546	$1,632	$—

The accompanying notes are an integral part of the financial statements.

42

Statements of Changes in Net Assets

	TARGET 2050 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	TARGET 2055 FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$237,686	$147,114	$9,058	$(293)
Net realized gain (loss) on Underlying Series	1,768,558	469,877	(7,625)	22,963
Distributions of realized gains from Underlying Series	7,082,203	982,607	90,486	19
Net change in unrealized appreciation/(depreciation) on Underlying Series	(4,458,605)	7,883,077	531	20,309

Net increase from operations	4,629,842	9,482,675	92,450	42,998

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,510,958)	(112,230)	(13,246)	—
From net investment income (Class R)	(196,518)	(6,865)	(3,695)	—
From net investment income (Class C)	(49,327)	—	(33)	—
From net investment income (Class I)	(368,776)	(31,572)	(14,949)	—
From net realized gain on investments (Class K)	(1,030,737)	(81,536)	(8,364)	—
From net realized gain on investments (Class R)	(143,563)	(10,793)	(2,577)	—
From net realized gain on investments (Class C)	(39,039)	(3,533)	(32)	—
From net realized gain on investments (Class I)	(238,679)	(13,563)	(11,860)	—

Total distributions to shareholders	(3,577,597)	(260,092)	(54,756)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	11,631,104	9,544,226	2,501,007	582,008

Net increase in net assets	12,683,349	18,766,809	2,538,701	625,006

NET ASSETS:

Beginning of year	52,064,425	33,297,616	625,655	649

End of year[1]	$64,747,774	$52,064,425	$3,164,356	$625,655

[1] Including undistributed net investment income (distributions in excess of net investment income):	$18,130	$3,455	$1,384	$—

The accompanying notes are an integral part of the financial statements.

43

Financial Highlights

TARGET INCOME SERIES CLASS K	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.00	$10.86	$10.86	$11.02	$10.13

Income from investment operations:
Net investment income[1,2]	0.18	0.18	0.22	0.23	0.19
Net realized and unrealized gain on Underlying Series	0.37	0.63	0.48	0.06	0.92

Total from investment operations	0.55	0.81	0.70	0.29	1.11

Less distributions to shareholders:
From net investment income	(0.29)	(0.24)	(0.25)	(0.33)	(0.19)
From net realized gain on investments	(0.42)	(0.43)	(0.45)	(0.12)	(0.03)

Total distributions to shareholders	(0.71)	(0.67)	(0.70)	(0.45)	(0.22)

Net asset value - End of year	$10.84	$11.00	$10.86	$10.86	$11.02

Net assets - End of year (000’s omitted)	$52,442	$47,676	$45,926	$44,682	$46,886

Total return[3]	5.35%	7.83%	6.98%	2.77%	11.22%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[6]	0.28%[7,8]
Net investment income[2]	1.63%	1.69%	2.07%	2.11%	1.83%
Series portfolio turnover[9]	15%	14%	16%	14%	9%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.12%[4]	0.16%[4]	0.20%[5]	0.22%[6]	0.25%[7]
TARGET INCOME SERIES CLASS R	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.89	$10.76	$10.77	$10.93	$10.08

Income from investment operations:
Net investment income[1,2]	0.15	0.07	0.09	0.16	0.09
Net realized and unrealized gain on Underlying Series	0.36	0.70	0.58	0.10	0.99

Total from investment operations	0.51	0.77	0.67	0.26	1.08

Less distributions to shareholders:
From net investment income	(0.27)	(0.21)	(0.23)	(0.30)	(0.20)
From net realized gain on investments	(0.42)	(0.43)	(0.45)	(0.12)	(0.03)

Total distributions to shareholders	(0.69)	(0.64)	(0.68)	(0.42)	(0.23)

Net asset value - End of year	$10.71	$10.89	$10.76	$10.77	$10.93

Net assets - End of year (000’s omitted)	$13,406	$13,475	$3,853	$553	$347

Total return[3]	5.00%	7.52%	6.77%	2.50%	10.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[6]	0.54%[7,8]
Net investment income[2]	1.40%	0.66%	0.84%	1.47%	0.81%
Series portfolio turnover[9]	15%	14%	16%	14%	9%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.12%[4]	0.14%[4]	0.20%[5]	0.22%[6]	0.37%[7]
1Calculated based on average shares outstanding during the years.

2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.69%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.70%.

8During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

44

Financial Highlights

TARGET INCOME SERIES CLASS I	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.04	$10.90	$10.89	$11.05	$10.17

Income from investment operations:
Net investment income[1,2]	0.21	0.19	0.24	0.07	0.19
Net realized and unrealized gain on Underlying Series	0.37	0.65	0.50	0.25	0.94

Total from investment operations	0.58	0.84	0.74	0.32	1.13

Less distributions to shareholders:
From net investment income	(0.32)	(0.27)	(0.28)	(0.36)	(0.22)
From net realized gain on investments	(0.42)	(0.43)	(0.45)	(0.12)	(0.03)

Total distributions to shareholders	(0.74)	(0.70)	(0.73)	(0.48)	(0.25)

Net asset value - End of year	$10.88	$11.04	$10.90	$10.89	$11.05

Net assets - End of year (000’s omitted)	$11,610	$11,271	$6,300	$4,068	$298

Total return[3]	5.59%	8.09%	7.34%	3.00%	11.44%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	1.92%	1.76%	2.30%	0.68%	1.85%
Series portfolio turnover[8]	15%	14%	16%	14%	9%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.12%[4]	0.16%[4]	0.20%[5]	0.23%[6]	0.33%[7]

1Calculated based on average shares outstanding during the years.

2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.69%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.70%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

45

Financial Highlights

TARGET 2010 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.45	$10.00	$10.56	$10.64	$9.58

Income from investment operations:
Net investment income[1,2]	0.15	0.14	0.18	0.20	0.12
Net realized and unrealized gain on Underlying Series	0.40	0.84	0.48	0.10	1.10

Total from investment operations	0.55	0.98	0.66	0.30	1.22

Less distributions to shareholders:
From net investment income	(0.26)	(0.20)	(0.25)	(0.18)	(0.14)
From net realized gain on investments	(0.39)	(0.33)	(0.97)	(0.20)	(0.02)

Total distributions to shareholders	(0.65)	(0.53)	(1.22)	(0.38)	(0.16)

Net asset value - End of year	$10.35	$10.45	$10.00	$10.56	$10.64

Net assets - End of year (000’s omitted)	$31,262	$29,949	$27,086	$23,653	$27,904

Total return[3]	5.56%	10.20%	7.39%	2.97%	12.85%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[6]	0.29%[7,8]
Net investment income[2]	1.45%	1.39%	1.85%	1.84%	1.20%
Series portfolio turnover[9]	39%	32%	30%	48%	11%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.20%[4]	0.21%[4]	0.27%[5]	0.30%[6]	0.42%[7]
TARGET 2010 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.36	$9.92	$10.48	$10.57	$9.54

Income from investment operations:
Net investment income[1,2]	0.12	0.11	0.16	0.14	0.12
Net realized and unrealized gain on Underlying Series	0.37	0.83	0.48	0.13	1.07

Total from investment operations	0.49	0.94	0.64	0.27	1.19

Less distributions to shareholders:
From net investment income	(0.23)	(0.17)	(0.23)	(0.16)	(0.14)
From net realized gain on investments	(0.39)	(0.33)	(0.97)	(0.20)	(0.02)

Total distributions to shareholders	(0.62)	(0.50)	(1.20)	(0.36)	(0.16)

Net asset value - End of year	$10.23	$10.36	$9.92	$10.48	$10.57

Net assets - End of year (000’s omitted)	$3,094	$5,246	$4,793	$4,885	$3,655

Total return[3]	5.00%	9.84%	7.21%	2.67%	12.64%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[6]	0.52%[7,8]
Net investment income[2]	1.18%	1.11%	1.65%	1.32%	1.16%
Series portfolio turnover[9]	39%	32%	30%	48%	11%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.20%[4]	0.21%[4]	0.27%[5]	0.31%[6]	0.41%[7]

1Calculated based on average shares outstanding during the years.

2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.68% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.69% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

8During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

46

Financial Highlights

TARGET 2010 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.50	$10.04	$10.60	$10.68	$9.62

Income from investment operations:
Net investment income[1,2]	0.18	0.16	0.21	0.08	0.14
Net realized and unrealized gain on Underlying Series	0.40	0.85	0.48	0.25	1.10

Total from investment operations	0.58	1.01	0.69	0.33	1.24

Less distributions to shareholders:
From net investment income	(0.29)	(0.22)	(0.28)	(0.21)	(0.16)
From net realized gain on investments	(0.39)	(0.33)	(0.97)	(0.20)	(0.02)

Total distributions to shareholders	(0.68)	(0.55)	(1.25)	(0.41)	(0.18)

Net asset value - End of year	$10.40	$10.50	$10.04	$10.60	$10.68

Net assets - End of year (000’s omitted)	$14,678	$15,305	$12,026	$9,966	$1,465

Total return[3]	5.80%	10.53%	7.67%	3.20%	13.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	1.76%	1.57%	2.16%	0.81%	1.44%
Series portfolio turnover[8]	39%	32%	30%	48%	11%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.20%[4]	0.21%[4]	0.27%[5]	0.32%[6]	0.43%[7]

1Calculated based on average shares outstanding during the years.

2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.68% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.69% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

TARGET 2015 SERIES CLASS K	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.79	$10.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.10	0.15	(0.01)
Net realized and unrealized gain on Underlying Series	0.53	1.25	0.60

Total from investment operations	0.63	1.40	0.59

Less distributions to shareholders:
From net investment income	(0.26)	(0.20)	—
From net realized gain on investments	(0.09)	—	—

Total distributions to shareholders	(0.35)	(0.20)	—

Net asset value - End of period	$12.07	$11.79	$10.59

Net assets - End of period (000’s omitted)	$3,200	$1,019	$1,498 [4]

Total return[5]	5.45%	13.45%	5.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[6]	0.30%[7,8]
Net investment income (loss)[3]	0.80%	1.34%	(0.30%)[7]
Series portfolio turnover[9]	46%	50%	— [10]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.41%[6]	6.06%[6]	9,646%[7,8,11]
TARGET 2015 SERIES CLASS R	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.81	$10.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.07	0.01	(0.02)
Net realized and unrealized gain on Underlying Series	0.53	1.39	0.61

Total from investment operations	0.60	1.40	0.59

Less distributions to shareholders:
From net investment income	(0.23)	(0.18)	—
From net realized gain on investments	(0.09)	—	—

Total distributions to shareholders	(0.32)	(0.18)	—

Net asset value - End of period	$12.09	$11.81	$10.59

Net assets - End of period (000’s omitted)	$1,587	$1,015	$106 [4]

Total return[5]	5.22%	13.36%	5.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[6]	0.55%[7,8]
Net investment income (loss)[3]	0.60%	0.11%	(0.55%)[7]
Series portfolio turnover[9]	46%	50%	— [10]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.47%[6]	3.45%[6]	10,644%[7,8,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Less than 1%.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

48

Financial Highlights

TARGET 2015 SERIES CLASS I	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.83	$10.61	$10.00

Income from investment operations:
Net investment income[2,3]	0.14	0.11	— [4]
Net realized and unrealized gain on Underlying Series	0.51	1.32	0.61

Total from investment operations	0.65	1.43	0.61

Less distributions to shareholders:
From net investment income	(0.28)	(0.21)	—
From net realized gain on investments	(0.09)	—	—

Total distributions to shareholders	(0.37)	(0.21)	—

Net asset value - End of period	$12.11	$11.83	$10.61

Net assets - End of period (000’s omitted)	$4,785	$3,619	$209 [5]

Total return[6]	5.67%	13.71%	6.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[7]	0.05%[8,9]
Net investment income (loss)[3]	1.12%	1.01%	(0.05%)[8]
Series portfolio turnover[10]	46%	50%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.46%[7]	4.09%[7]	9,682%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11Less than 1%.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

TARGET 2020 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.79	$9.89	$10.12	$10.33	$9.16

Income from investment operations:
Net investment income[1,2]	0.11	0.12	0.17	0.20	0.13
Net realized and unrealized gain on Underlying Series	0.51	1.33	0.54	0.12	1.23

Total from investment operations	0.62	1.45	0.71	0.32	1.36

Less distributions to shareholders:
From net investment income	(0.25)	(0.20)	(0.21)	(0.19)	(0.17)
From net realized gain on investments	(0.39)	(0.35)	(0.73)	(0.34)	(0.02)

Total distributions to shareholders	(0.64)	(0.55)	(0.94)	(0.53)	(0.19)

Net asset value - End of year	$10.77	$10.79	$9.89	$10.12	$10.33

Net assets - End of year (000’s omitted)	$95,364	$82,841	$67,039	$56,290	$64,613

Total return[3]	6.14%	15.43%	8.08%	3.14%	14.89%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[6]	0.29%[7,8]
Net investment income[2]	1.06%	1.20%	1.72%	1.97%	1.38%
Series portfolio turnover[9]	37%	19%	24%	49%	20%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.03%[4]	0.05%[4]	0.08%[5]	0.10%[6]	0.17%[7]
TARGET 2020 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.66	$9.78	$10.02	$10.24	$9.10

Income from investment operations:
Net investment income[1,2]	0.09	0.09	0.14	0.15	0.12
Net realized and unrealized gain on Underlying Series	0.47	1.32	0.54	0.14	1.21

Total from investment operations	0.56	1.41	0.68	0.29	1.33

Less distributions to shareholders:
From net investment income	(0.23)	(0.18)	(0.19)	(0.17)	(0.17)
From net realized gain on investments	(0.39)	(0.35)	(0.73)	(0.34)	(0.02)

Total distributions to shareholders	(0.62)	(0.53)	(0.92)	(0.51)	(0.19)

Net asset value - End of year	$10.60	$10.66	$9.78	$10.02	$10.24

Net assets - End of year (000’s omitted)	$22,564	$30,393	$19,150	$16,105	$12,229

Total return[3]	5.55%	15.07%	7.82%	2.85%	14.72%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[6]	0.52%[7,8]
Net investment income[2]	0.83%	0.85%	1.47%	1.48%	1.25%
Series portfolio turnover[9]	37%	19%	24%	49%	20%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.03%[4]	0.05%[4]	0.08%[5]	0.10%[6]	0.18%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

50

Financial Highlights

TARGET 2020 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.83	$9.93	$10.16	$10.37	$9.19

Income from investment operations:
Net investment income[1,2]	0.16	0.14	0.20	0.09	0.18
Net realized and unrealized gain on Underlying Series	0.49	1.34	0.54	0.25	1.21

Total from investment operations	0.65	1.48	0.74	0.34	1.39

Less distributions to shareholders:
From net investment income	(0.28)	(0.23)	(0.24)	(0.21)	(0.19)
From net realized gain on investments	(0.39)	(0.35)	(0.73)	(0.34)	(0.02)

Total distributions to shareholders	(0.67)	(0.58)	(0.97)	(0.55)	(0.21)

Net asset value - End of year	$10.81	$10.83	$9.93	$10.16	$10.37

Net assets - End of year (000’s omitted)	$61,673	$70,556	$39,523	$25,262	$3,474

Total return[3]	6.37%	15.65%	8.36%	3.37%	15.24%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	1.48%	1.34%	2.10%	0.85%	1.89%
Series portfolio turnover[8]	37%	19%	24%	49%	20%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.03%[4]	0.05%[4]	0.08%[5]	0.11%[6]	0.19%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

51

Financial Highlights

TARGET 2025 SERIES CLASS K	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.50	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.09	0.09	(0.01)
Net realized and unrealized gain on Underlying Series	0.80	1.85	0.78

Total from investment operations	0.89	1.94	0.77

Less distributions to shareholders:
From net investment income	(0.34)	(0.21)	—
From net realized gain on investments	(0.04)	—	—

Total distributions to shareholders	(0.38)	(0.21)	—

Net asset value - End of period	$13.01	$12.50	$10.77

Net assets - End of period (000’s omitted)	$7,501	$710	$47,648 [4]

Total return[5]	7.28%	18.32%	7.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[6]	0.30%[7,8]
Net investment income (loss)[3]	0.66%	0.80%	(0.30%)[7]
Series portfolio turnover[9]	30%	22%	— [10]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.59%[6]	10.70%[6]	259%[7,8,11]
TARGET 2025 SERIES CLASS R	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.53	$10.75	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.10	(0.01)	(0.02)
Net realized and unrealized gain on Underlying Series	0.75	1.98	0.77

Total from investment operations	0.85	1.97	0.75

Less distributions to shareholders:
From net investment income	(0.32)	(0.19)	—
From net realized gain on investments	(0.04)	—	—

Total distributions to shareholders	(0.36)	(0.19)	—

Net asset value - End of period	$13.02	$12.53	$10.75

Net assets - End of period (000’s omitted)	$3,799	$1,540	$108 [4]

Total return[5]	6.93%	18.61%	7.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[6]	0.55%[7,8]
Net investment income (loss)[3]	0.75%	(0.10%)	(0.55%)[7]
Series portfolio turnover[9]	30%	22%	— [10]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.62%[6]	1.75%[6]	3,129%[7,8,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Less than 1%.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

52

Financial Highlights

TARGET 2025 SERIES CLASS I	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.47	$10.77	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.16	0.12	— [4]
Net realized and unrealized gain on Underlying Series	0.75	1.81	0.77

Total from investment operations	0.91	1.93	0.77

Less distributions to shareholders:
From net investment income	(0.36)	(0.23)	—
From net realized gain on investments	(0.04)	—	—

Total distributions to shareholders	(0.40)	(0.23)	—

Net asset value - End of period	$12.98	$12.47	$10.77

Net assets - End of period (000’s omitted)	$13,046	$9,373	$211 [5]

Total return[6]	7.51%	18.26%	7.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[7]	0.05%[8,9]
Net investment income (loss)[3]	1.22%	1.03%	(0.05%)[8]
Series portfolio turnover[10]	30%	22%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.64%[7]	1.43%[7]	1,967%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11Less than 1%.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

53

Financial Highlights

TARGET 2030 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.40	$9.94	$10.02	$10.15	$8.85

Income from investment operations:
Net investment income[1,2]	0.10	0.10	0.14	0.16	0.08
Net realized and unrealized gain on Underlying Series	0.73	1.86	0.66	0.16	1.36

Total from investment operations	0.83	1.96	0.80	0.32	1.44

Less distributions to shareholders:
From net investment income	(0.35)	(0.15)	(0.17)	(0.15)	(0.11)
From net realized gain on investments	(0.36)	(0.35)	(0.71)	(0.30)	(0.03)

Total distributions to shareholders	(0.71)	(0.50)	(0.88)	(0.45)	(0.14)

Net asset value - End of year	$11.52	$11.40	$9.94	$10.02	$10.15

Net assets - End of year (000’s omitted)	$118,788	$91,676	$67,510	$63,436	$66,235

Total return[3]	7.67%	20.56%	9.12%	3.15%	16.34%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[6]	0.29%[7,8]
Net investment income[2]	0.87%	0.90%	1.50%	1.58%	0.87%
Series portfolio turnover[9]	27%	9%	62%	40%	15%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.03%[4]	0.05%[4]	0.09%[5]	0.11%[6]	0.20%[7]
TARGET 2030 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.31	$9.87	$9.96	$10.09	$8.83

Income from investment operations:
Net investment income[1,2]	0.07	0.07	0.09	0.11	0.06
Net realized and unrealized gain on Underlying Series	0.67	1.85	0.68	0.19	1.35

Total from investment operations	0.74	1.92	0.77	0.30	1.41

Less distributions to shareholders:
From net investment income	(0.32)	(0.13)	(0.15)	(0.13)	(0.12)
From net realized gain on investments	(0.36)	(0.35)	(0.71)	(0.30)	(0.03)

Total distributions to shareholders	(0.68)	(0.48)	(0.86)	(0.43)	(0.15)

Net asset value - End of year	$11.37	$11.31	$9.87	$9.96	$10.09

Net assets - End of year (000’s omitted)	$20,894	$28,034	$18,759	$9,243	$7,162

Total return[3]	6.90%	20.19%	8.84%	2.94%	16.01%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[6]	0.54%[7,8]
Net investment income[2]	0.62%	0.63%	0.94%	1.11%	0.68%
Series portfolio turnover[9]	27%	9%	62%	40%	15%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.03%[4]	0.05%[4]	0.09%[5]	0.11%[6]	0.18%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

54

Financial Highlights

TARGET 2030 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.48	$10.01	$10.09	$10.21	$8.90

Income from investment operations:
Net investment income[1,2]	0.14	0.12	0.17	0.07	0.13
Net realized and unrealized gain on Underlying Series	0.73	1.88	0.65	0.28	1.35

Total from investment operations	0.87	2.00	0.82	0.35	1.48

Less distributions to shareholders:
From net investment income	(0.38)	(0.18)	(0.19)	(0.17)	(0.14)
From net realized gain on investments	(0.36)	(0.35)	(0.71)	(0.30)	(0.03)

Total distributions to shareholders	(0.74)	(0.53)	(0.90)	(0.47)	(0.17)

Net asset value - End of year	$11.61	$11.48	$10.01	$10.09	$10.21

Net assets - End of year (000’s omitted)	$58,075	$63,662	$37,832	$20,249	$2,932

Total return[3]	7.95%	20.81%	9.36%	3.47%	16.76%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	1.23%	1.14%	1.78%	0.74%	1.34%
Series portfolio turnover[8]	27%	9%	62%	40%	15%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.03%[4]	0.05%[4]	0.09%[5]	0.12%[6]	0.22%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

55

Financial Highlights

TARGET 2035 SERIES CLASS K	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.22	$10.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.06	0.08	(0.01)
Net realized and unrealized gain on Underlying Series	0.99	2.35	0.93 [4]

Total from investment operations	1.05	2.43	0.92

Less distributions to shareholders:
From net investment income	(0.46)	(0.13)	—
From net realized gain on investments	(0.10)	—	—

Total distributions to shareholders	(0.56)	(0.13)	—

Net asset value - End of period	$13.71	$13.22	$10.92

Net assets - End of period (000’s omitted)	$5,378	$465	$15,034 [5]

Total return[6]	8.17%	22.42%	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[7]	0.30%[7]	0.30%[8,9]
Net investment income (loss)[3]	0.44%	0.66%	(0.30%)[8]
Series portfolio turnover[10]	24%	18%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.83%[7]	9.70%[7]	4,581%[8,9,12]
TARGET 2035 SERIES CLASS R	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.25	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.07	— [13]	(0.02)
Net realized and unrealized gain on Underlying Series	0.93	2.44	0.93 [4]

Total from investment operations	1.00	2.44	0.91

Less distributions to shareholders:
From net investment income	(0.43)	(0.10)	—
From net realized gain on investments	(0.10)	—	—

Total distributions to shareholders	(0.53)	(0.10)	—

Net asset value - End of period	$13.72	$13.25	$10.91

Net assets - End of period (000’s omitted)	$2,911	$1,172	$109 [5]

Total return[6]	7.82%	22.50%	9.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[7]	0.55%[7]	0.55%[8,9]
Net investment income (loss)[3]	0.49%	0.17%	(0.55%)[8]
Series portfolio turnover[10]	24%	18%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.88%[7]	2.38%[7]	9,077%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11Less than 1%.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

13Less than $0.01.

The accompanying notes are an integral part of the financial statements.

56

Financial Highlights

TARGET 2035 SERIES CLASS I	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.25	$10.92	$10.00

Income from investment operations:
Net investment income[2,3]	0.12	0.09	—	[4]
Net realized and unrealized gain on Underlying Series	0.96	2.38	0.92	[5]

Total from investment operations	1.08	2.47	0.92

Less distributions to shareholders:
From net investment income	(0.48)	(0.14)	—
From net realized gain on investments	(0.10)	—	—

Total distributions to shareholders	(0.58)	(0.14)	—

Net asset value - End of period	$13.75	$13.25	$10.92

Net assets - End of period (000’s omitted)	$9,487	$6,322	$213	[6]

Total return[7]	8.43%	22.81%	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[8]	0.05%[8]	0.05%[9,10]
Net investment income (loss)[3]	0.88%	0.75%	(0.05%)[9]
Series portfolio turnover[11]	24%	18%	—	[12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.91%[8]	2.40%[8]	7,930%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

6Represents the whole number without rounding to the 000s.

7Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

57

Financial Highlights

TARGET 2040 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.47	$10.29	$10.10	$10.20	$8.79

Income from investment operations:
Net investment income[1,2]	0.07	0.06	0.07	0.09	0.04
Net realized and unrealized gain (loss) on Underlying Series	0.94	2.43	0.74	(0.02)	1.46

Total from investment operations	1.01	2.49	0.81	0.07	1.50

Less distributions to shareholders:
From net investment income	(0.48)	(0.07)	(0.08)	(0.08)	(0.06)
From net realized gain on investments	(0.50)	(0.24)	(0.54)	(0.09)	(0.03)

Total distributions to shareholders	(0.98)	(0.31)	(0.62)	(0.17)	(0.09)

Net asset value - End of year	$12.50	$12.47	$10.29	$10.10	$10.20

Net assets - End of year (000’s omitted)	$83,655	$67,576	$51,273	$39,853	$42,417

Total return[4]	8.61%	24.81%	8.97%	0.70%	17.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[7]	0.29%[8,9]
Net investment income[2]	0.54%	0.49%	0.70%	0.88%	0.43%
Series portfolio turnover[10]	22%	13%	24%	19%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.06%[5]	0.09%[5]	0.14%[6]	0.17%[7]	0.32%[8]
TARGET 2040 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.39	$10.22	$10.04	$10.14	$8.76

Income from investment operations:
Net investment income[1,2]	0.03	0.02	0.05	0.05	0.04
Net realized and unrealized gain (loss) on Underlying Series	0.86	2.42	0.73	— [3]	1.43

Total from investment operations	0.89	2.44	0.78	0.05	1.47

Less distributions to shareholders:
From net investment income	(0.45)	(0.03)	(0.06)	(0.06)	(0.06)
From net realized gain on investments	(0.50)	(0.24)	(0.54)	(0.09)	(0.03)

Total distributions to shareholders	(0.95)	(0.27)	(0.60)	(0.15)	(0.09)

Net asset value - End of year	$12.33	$12.39	$10.22	$10.04	$10.14

Net assets - End of year (000’s omitted)	$10,469	$15,993	$11,827	$11,475	$8,168

Total return[4]	7.60%	24.50%	8.67%	0.50%	16.85%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[7]	0.52%[8,9]
Net investment income[2]	0.23%	0.20%	0.54%	0.52%	0.40%
Series portfolio turnover[10]	22%	13%	24%	19%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.06%[5]	0.09%[5]	0.14%[6]	0.17%[7]	0.31%[8]
1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Less than $0.01.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

9During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

TARGET 2040 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.55	$10.35	$10.16	$10.26	$8.83

Income from investment operations:
Net investment income[1,2]	0.10	0.08	0.10	0.04	0.08
Net realized and unrealized gain on Underlying Series	0.94	2.45	0.74	0.06	1.46

Total from investment operations	1.04	2.53	0.84	0.10	1.54

Less distributions to shareholders:
From net investment income	(0.51)	(0.09)	(0.11)	(0.11)	(0.08)
From net realized gain on investments	(0.50)	(0.24)	(0.54)	(0.09)	(0.03)

Total distributions to shareholders	(1.01)	(0.33)	(0.65)	(0.20)	(0.11)

Net asset value - End of year	$12.58	$12.55	$10.35	$10.16	$10.26

Net assets - End of year (000’s omitted)	$32,952	$33,545	$20,194	$11,298	$1,066

Total return[3]	8.81%	25.16%	9.23%	0.93%	17.52%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	0.79%	0.71%	0.99%	0.35%	0.84%
Series portfolio turnover[8]	22%	13%	24%	19%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.06%[4]	0.09%[4]	0.14%[5]	0.18%[6]	0.36%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

59

Financial Highlights

TARGET 2045 SERIES CLASS K	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.73	$11.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.03	0.03	(0.01)
Net realized and unrealized gain on Underlying Series	1.15	2.74	1.02 [4]

Total from investment operations	1.18	2.77	1.01

Less distributions to shareholders:
From net investment income	(0.52)	(0.05)	—
From net realized gain on investments	(0.07)	—	—

Total distributions to shareholders	(0.59)	(0.05)	—

Net asset value - End of period	$14.32	$13.73	$11.01

Net assets - End of period (000’s omitted)	$3,041	$234	$3,320 [5]

Total return[6]	8.90%	25.23%	10.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[7]	0.30%[7]	0.30%[8,9]
Net investment income (loss)[3]	0.23%	0.26%	(0.30%)[8]
Series portfolio turnover[10]	48%	20%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.95%[7]	17.80%[7]	3,204%[8,9,12]
TARGET 2045 SERIES CLASS R	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.66	$10.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.02	0.01	(0.02)
Net realized and unrealized gain on Underlying Series	1.13	2.71	1.01 [4]

Total from investment operations	1.15	2.72	0.99

Less distributions to shareholders:
From net investment income	(0.49)	(0.05)	—
From net realized gain on investments	(0.07)	—	—

Total distributions to shareholders	(0.56)	(0.05)	—

Net asset value - End of period	$14.25	$13.66	$10.99

Net assets - End of period (000’s omitted)	$1,825	$618	$110 [5]

Total return[6]	8.71%	24.87%	9.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[7]	0.55%[7]	0.55%[8,9]
Net investment income (loss)[3]	0.12%	0.11%	(0.55%)[8]
Series portfolio turnover[10]	48%	20%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.06%[7]	9.07%[7]	8,326%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11Less than 1%.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

60

Financial Highlights

TARGET 2045 SERIES CLASS I	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.75	$11.01	$10.00

Income from investment operations:
Net investment income[2,3]	0.08	0.06	—	[4]
Net realized and unrealized gain on Underlying Series	1.14	2.74	1.01	[5]

Total from investment operations	1.22	2.80	1.01

Less distributions to shareholders:
From net investment income	(0.55)	(0.06)	—
From net realized gain on investments	(0.07)	—	—

Total distributions to shareholders	(0.62)	(0.06)	—

Net asset value - End of period	$14.35	$13.75	$11.01

Net assets - End of period (000’s omitted)	$2,894	$1,983	$214	[6]

Total return[7]	9.15%	25.58%	10.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[8]	0.05%[8]	0.05%[9,10]
Net investment income (loss)[3]	0.57%	0.46%	(0.05%)[9]
Series portfolio turnover[11]	48%	20%	—	[12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.14%[8]	6.82%[8]	7,036%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

6Represents the whole number without rounding to the 000s.

7Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

61

Financial Highlights

TARGET 2050 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.52	$10.81	$10.20	$10.22	$8.85

Income from investment operations:
Net investment income[1,2]	0.05	0.05	0.07	0.09	0.03
Net realized and unrealized gain (loss) on Underlying Series	1.07	2.74	0.81	(0.01)	1.48

Total from investment operations	1.12	2.79	0.88	0.08	1.51

Less distributions to shareholders:
From net investment income	(0.54)	(0.05)	(0.08)	(0.08)	(0.06)
From net realized gain on investments	(0.37)	(0.03)	(0.19)	(0.02)	(0.08)

Total distributions to shareholders	(0.91)	(0.08)	(0.27)	(0.10)	(0.14)

Net asset value - End of year	$13.73	$13.52	$10.81	$10.20	$10.22

Net assets - End of year (000’s omitted)	$47,531	$36,591	$24,759	$18,293	$15,242

Total return[3]	8.80%	25.99%	9.07%	0.76%	17.16%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[6,7]
Net investment income[2]	0.40%	0.37%	0.69%	0.82%	0.28%
Series portfolio turnover[8]	13%	5%	5%	10%	3%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.18%[4]	0.26%[4]	0.43%[5]	0.54%[5]	1.07%[6]
TARGET 2050 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.43	$10.74	$10.14	$10.16	$8.82

Income from investment operations:
Net investment income[1,2]	0.01	0.01	0.05	0.06	0.03
Net realized and unrealized gain (loss) on Underlying Series	1.04	2.73	0.80	— [9]	1.44

Total from investment operations	1.05	2.74	0.85	0.06	1.47

Less distributions to shareholders:
From net investment income	(0.51)	(0.02)	(0.06)	(0.06)	(0.05)
From net realized gain on investments	(0.37)	(0.03)	(0.19)	(0.02)	(0.08)

Total distributions to shareholders	(0.88)	(0.05)	(0.25)	(0.08)	(0.13)

Net asset value - End of year	$13.60	$13.43	$10.74	$10.14	$10.16

Net assets - End of year (000’s omitted)	$5,140	$5,022	$3,448	$2,686	$2,154

Total return[3]	8.28%	25.69%	8.75%	0.56%	16.85%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[4]	0.55%[5]	0.55%[5]	0.53%[6,7]
Net investment income[2]	0.10%	0.11%	0.45%	0.55%	0.27%
Series portfolio turnover[8]	13%	5%	5%	10%	3%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.18%[4]	0.26%[4]	0.43%[5]	0.54%[5]	1.44%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Less than $0.01.

The accompanying notes are an integral part of the financial statements.

62

Financial Highlights

TARGET 2050 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.60	$10.88	$10.26	$10.28	$8.90

Income from investment operations:
Net investment income[1,2]	0.08	0.07	0.09	0.03	0.07
Net realized and unrealized gain on Underlying Series	1.08	2.76	0.83	0.08	1.47

Total from investment operations	1.16	2.83	0.92	0.11	1.54

Less distributions to shareholders:
From net investment income	(0.57)	(0.08)	(0.11)	(0.11)	(0.08)
From net realized gain on investments	(0.37)	(0.03)	(0.19)	(0.02)	(0.08)

Total distributions to shareholders	(0.94)	(0.11)	(0.30)	(0.13)	(0.16)

Net asset value - End of year	$13.82	$13.60	$10.88	$10.26	$10.28

Net assets - End of year (000’s omitted)	$12,077	$9,042	$4,016	$2,121	$129

Total return[3]	9.07%	26.21%	9.39%	0.98%	17.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]
Net investment income[2]	0.62%	0.57%	0.89%	0.25%	0.76%
Series portfolio turnover[7]	13%	5%	5%	10%	3%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.18%[4]	0.26%[4]	0.43%[5]	0.57%[5]	1.90%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

63

Financial Highlights

TARGET 2055 SERIES CLASS K	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.85	$11.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.06	(0.02)	(0.01)
Net realized and unrealized gain on Underlying Series	1.05	2.86	1.05

Total from investment operations	1.11	2.84	1.04

Less distributions to shareholders:
From net investment income	(0.55)	(0.03)	—
From net realized gain on investments	(0.47)	—	—

Total distributions to shareholders	(1.02)	(0.03)	—

Net asset value - End of period	$13.94	$13.85	$11.04

Net assets - End of period (000’s omitted)	$1,777	$208	$214 [4]

Total return[5]	8.50%	25.79%	10.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[6]	0.30%[7,8]
Net investment income (loss)[3]	0.43%	(0.17%)	(0.30%)[7]
Series portfolio turnover[9]	63%	605%	— [10]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	4.79%[6]	62.25%[6]	19,197%[7,8,11]
TARGET 2055 SERIES CLASS R	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.77	$11.03	$10.00

Income (loss) from investment operations:
Net investment loss[2,3]	0.03	(0.01)	(0.02)
Net realized and unrealized gain on Underlying Series	1.04	2.77	1.05

Total from investment operations	1.07	2.76	1.03

Less distributions to shareholders:
From net investment income	(0.54)	(0.02)	—
From net realized gain on investments	(0.47)	—	—

Total distributions to shareholders	(1.01)	(0.02)	—

Net asset value - End of period	$13.83	$13.77	$11.03

Net assets - End of period (000’s omitted)	$515	$51	$110 [4]

Total return[5]	8.21%	25.01%	10.30%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[6]	0.55%[7,8]
Net investment loss[3]	0.24%	(0.07%)	(0.55%)[7]
Series portfolio turnover[9]	63%	605%	— [10]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	5.39%[6]	129.56%[6]	19,015%[7,8,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

7Annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10The Series had no portfolio turnover for the period.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

64

Financial Highlights

TARGET 2055 SERIES CLASS I	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.94	$11.05	$10.00

Income from investment operations:
Net investment income[2,3]	0.08	— [4]	— [4]
Net realized and unrealized gain (loss) on Underlying Series	1.07	2.94	1.05

Total from investment operations	1.15	2.94	1.05

Less distributions to shareholders:
From net investment income	(0.57)	(0.05)	—
From net realized gain on investments	(0.47)	—	—

Total distributions to shareholders	(1.04)	(0.05)	—

Net asset value - End of period	$14.05	13.94	11.05

Net assets - End of period (000’s omitted)	$872	$366	$215 [5]

Total return[6]	8.75%	26.67%	10.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[7]	0.05%[8,9]
Net investment income (loss)[3]	0.57%	(0.03%)	(0.05%)[8]
Series portfolio turnover[10]	63%	605%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average the expense ratios (to average net assets) would have been increased by the following amount:

	7.80%[7]	8.21%[7]	19,201%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%. 8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11The Series had no portfolio turnover for the period.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

65

Notes to Financial Statements

1.	Organization

Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”) according to a target asset allocation strategy. The Series are designed to provide single investment portfolios that adjust over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolios become more conservative with a larger fixed-income investment component. The financial statements of the Underlying Series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue three classes of shares (Class K, R and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. Class C Shares of the Target Series were liquidated by February 21, 2014.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2014, 10.6 billion shares have been designated in total among 42 series, 40 million have been designated in each of the Series for Class K and R common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

66

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

	TARGET INCOME SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$77,491,610	$77,491,610	$—	$—

Total assets	$77,491,610	$77,491,610	$—	$—

	TARGET 2010 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$49,064,839	$49,064,839	$—	$—

Total assets	$49,064,839	$49,064,839	$—	$—

	TARGET 2015 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$9,592,749	$9,592,749	$—	$—

Total assets	$9,592,749	$9,592,749	$—	$—

	TARGET 2020 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$179,666,636	$179,666,636	$—	$—

Total assets	$179,666,636	$179,666,636	$—	$—

	TARGET 2025 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$24,373,883	$24,373,883	$—	$—

Total assets	$24,373,883	$24,373,883	$—	$—

	TARGET 2030 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$197,819,371	$197,819,371	$—	$—

Total assets	$197,819,371	$197,819,371	$—	$—

67

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	TARGET 2035 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$17,804,412	$17,804,412	$—	$—

Total assets	$17,804,412	$17,804,412	$—	$—

	TARGET 2040 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$133,429,920	$133,429,920	$—	$—

Total assets	$133,429,920	$133,429,920	$—	$—

	TARGET 2045 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$7,789,209	$7,789,209	$—	$—

Total assets	$7,789,209	$7,789,209	$—	$—

	TARGET 2050 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$64,776,991	$64,776,991	$—	$—

Total assets	$64,776,991	$64,776,991	$—	$—

	TARGET 2055 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$3,183,296	$3,183,296	$—	$—

Total assets	$3,183,296	$3,183,296	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2013 or October 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

68

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2014, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, and Target 2050 Series tax returns remains open for the years ended October 31, 2011 through October 31, 2014. The statute of limitations on Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series remains open for the years ended October 31, 2013 and October 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

69

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 28, 2020 for Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series and until at least February 28, 2023 for Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended October 31, 2014, the Advisor reimbursed expenses of $92,364 for Target Income Series, $100,691 for Target 2010 Series, $111,599 for Target 2015 Series, $55,016 for Target 2020 Series, $111,347 for Target 2025 Series, $58,298 for Target 2030 Series, $112,361 for Target 2035 Series, $77,349 for Target 2040 Series, $113,262 for Target 2045 Series, $103,243 for Target 2050 Series, and $116,109 for Target 2055 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K, Class R and Class C* shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares, 0.50% of average daily net assets attributable to Class R shares, and 1.00% of average daily net assets attributable to Class C* shares. There are no distribution and services fees on the Class I shares of each Series. The fees are accrued daily and paid monthly.

*Class C Shares of the Target Series were liquidated by February 21, 2014.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The fee rates for these Series are as follows: An annual fee related to fund accounting and administration of 0.0025% of the average daily net assets with an annual base fee of $40,500 per Target Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain cusip-based and out-of-pocket expenses are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses, until at least October 1, 2015.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

70

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Target Income Series	$16,199,354	$11,244,211
Target 2010 Series	$19,587,833	$21,382,183
Target 2015 Series	$7,437,640	$3,539,275
Target 2020 Series	$67,091,319	$71,519,400
Target 2025 Series	$17,556,403	$5,417,844
Target 2030 Series	$70,151,178	$52,380,232
Target 2035 Series	$12,894,857	$3,035,996
Target 2040 Series	$48,307,007	$27,614,368
Target 2045 Series	$7,057,256	$2,568,075
Target 2050 Series	$22,945,682	$7,566,175
Target 2055 Series	$3,821,016	$1,253,846

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended October 31, 2014 is set forth below:

TARGET INCOME SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Conservative Term Series - Class I	$73,657,195	$16,199,354	$11,244,211	$77,491,610	6,937,476	$1,474,478	$5,784,159

	$73,657,195	$16,199,354	$11,244,211	$77,491,610		$1,474,478	$5,784,159

TARGET 2010 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Moderate Term Series - Class I	$21,200,889	$2,509,289	$13,319,189	$9,735,573	853,998	$217,567	$1,783,078
Manning & Napier Pro-Blend® Conservative Term Series - Class I	30,393,045	17,078,544	8,062,994	39,329,266	3,520,973	671,692	1,925,690

	$51,593,934	$19,587,833	$21,382,183	$49,064,839		$889,259	$3,708,768

71

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2015 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Extended Term Series - Class I	$572,158	$396,100	$470,711	$481,989	42,654	$6,684	$127,728
Manning & Napier Pro-Blend® Moderate Term Series - Class I	5,080,607	7,041,540	3,068,564	9,110,760	799,189	81,773	237,856

	$5,652,765	$7,437,640	$3,539,275	$9,592,749		$88,457	$365,584

TARGET 2020 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Extended Term Series - Class I	$95,344,109	$20,894,360	$40,959,727	$72,173,371	6,387,024	$1,247,248	$9,452,783
Manning & Napier Pro-Blend® Moderate Term Series - Class I	92,252,520	46,196,959	30,559,673	107,493,265	9,429,234	1,364,865	7,181,025

	$187,596,629	$67,091,319	$71,519,400	$179,666,636		$2,612,113	$16,633,808

TARGET 2025 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$1,256,012	$950,647	$909,052	$1,220,730	97,580	$7,601	$160,852
Manning & Napier Pro-Blend® Extended Term Series - Class I	10,943,454	16,605,756	4,508,792	23,153,153	2,048,952	207,051	957,107

	$12,199,466	$17,556,403	$5,417,844	$24,373,883		$214,652	$1,117,959

TARGET 2030 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$67,860,577	$19,113,236	$23,113,987	$59,452,391	4,752,389	$450,123	$13,033,843
Manning & Napier Pro-Blend® Extended Term Series - Class I	118,572,976	51,037,942	29,266,245	138,366,980	12,244,865	1,880,801	10,564,389

	$186,433,553	$70,151,178	$52,380,232	$197,819,371		$2,330,924	$23,598,232

72

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2035 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$4,886,795	$6,950,620	$1,893,378	$9,811,536	784,295	$46,825	$681,351
Manning & Napier Pro-Blend® Extended Term Series - Class I	3,140,632	5,944,237	1,142,618	7,992,876	707,334	67,390	263,980

	$8,027,427	$12,894,857	$3,035,996	$17,804,412		$114,215	$945,331

TARGET 2040 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$101,695,349	$34,380,589	$23,493,052	$106,793,252	8,536,631	$733,753	$18,650,986
Manning & Napier Pro-Blend® Extended Term Series - Class I	16,816,025	13,926,418	4,121,316	26,636,668	2,357,227	308,152	1,750,752

	$118,511,374	$48,307,007	$27,614,368	$133,429,920		$1,041,905	$20,401,738

TARGET 2045 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$3,284,997	$7,057,256	$2,568,075	$7,789,209	622,639	$33,281	$393,991

	$3,284,997	$7,057,256	$2,568,075	$7,789,209		$33,281	$393,991

TARGET 2050 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$52,087,531	$22,945,682	$7,566,175	$64,776,991	5,178,017	$407,217	$8,850,761

	$52,087,531	$22,945,682	$7,566,175	$64,776,991		$407,217	$8,850,761

TARGET 2055 SERIES	VALUE AT 10/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/14	SHARES HELD AT 10/31/14	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$623,221	$3,821,016	$1,253,846	$3,183,296	254,460	$14,654	$82,861

	$623,221	$3,821,016	$1,253,846	$3,183,296		$14,654	$82,861

73

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in Class K, Class R, Class C and Class I shares:

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	594,916	$6,346,724	275,973	$2,962,645	197,021	$2,073,981	1,305,419	$13,899,918
Reinvested	298,064	3,099,837	271,776	2,818,029	80,398	826,443	20,695	212,438
Repurchased	(389,501)	(4,186,913)	(442,240)	(4,728,456)	(264,088)	(2,799,033)	(446,449)	(4,732,077)

Total	503,479	$5,259,648	105,509	$1,052,218	13,331	$101,391	879,665	$9,380,279

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	310	$3,268	24,581	$258,787	538,207	$5,835,286	548,440	$5,913,760
Reinvested	6,196	63,073	4,999	50,907	66,226	690,717	38,442	399,622
Repurchased	(118,399)	(1,223,624)	(13,353)	(139,817)	(558,452)	(6,030,911)	(144,102)	(1,550,415)

Total	(111,893)	$(1,157,283)	16,227	$169,877	45,981	$495,092	442,780	$4,762,967

TARGET 2010 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	318,771	$3,275,052	400,637	$4,037,953	69,137	$704,913	172,991	$1,736,410
Reinvested	185,196	1,836,931	149,101	1,444,030	30,052	295,220	24,438	234,880
Repurchased	(347,452)	(3,572,782)	(392,987)	(3,976,373)	(303,003)	(3,109,350)	(174,629)	(1,738,951)

Total	156,515	$1,539,201	156,751	$1,505,610	(203,814)	$(2,109,217)	22,800	$232,339

TARGET 2010 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	2,612	$26,652	4,953	$49,956	409,762	$4,205,814	455,500	$4,581,081
Reinvested	4,749	46,536	5,752	55,165	97,156	967,752	68,555	666,976
Repurchased	(110,710)	(1,102,000)	(54,877)	(553,564)	(552,748)	(5,635,274)	(263,774)	(2,661,630)

Total	(103,349)	$(1,028,812)	(44,172)	$(448,443)	(45,830)	$(461,708)	260,281	$2,586,427

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	272,455	$3,220,613	114,017	$1,286,604	79,960	$959,149	131,921	$1,498,704
Reinvested	3,246	38,136	480	5,262	2,807	32,583	132	1,446
Repurchased	(97,164)	(1,148,035)	(28,176)	(327,397)	(37,416)	(454,556)	(46,118)	(526,200)

Total	178,537	$2,110,714	86,321	$964,469	45,351	$537,176	85,935	$973,950

74

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	—	—	—	$—	249,113	$2,960,038	349,222	$3,945,663
Reinvested	— [1]	3	— [1]	1	7,624	89,090	1,234	13,541
Repurchased	(10)	(122)	—	—	(167,732)	(1,999,024)	(44,443)	(512,137)

Total	(10)	$(119)	—	$1	89,005	$1,050,104	306,013	$3,447,067

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,798,069	$19,200,184	1,405,724	$14,370,325	866,122	$9,205,721	1,202,140	$12,226,053
Reinvested	490,851	5,042,352	398,096	3,830,833	174,536	1,768,517	109,586	1,042,954
Repurchased	(1,111,332)	(11,902,836)	(899,576)	(9,246,294)	(1,764,377)	(18,770,783)	(417,909)	(4,227,501)

Total	1,177,588	$12,339,700	904,244	$8,954,864	(723,719)	$(7,796,545)	893,817	$9,041,506

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	7,546	$78,385	55,317	$554,860	1,670,826	$17,839,002	3,002,712	$30,556,802
Reinvested	17,278	174,511	20,476	194,315	392,551	4,043,714	248,507	2,402,674
Repurchased	(377,845)	(3,906,268)	(132,868)	(1,341,276)	(2,875,004)	(30,309,189)	(715,315)	(7,307,540)

Total	(353,021)	$(3,653,372)	(57,075)	$(592,101)	(811,627)	$(8,426,473)	2,535,904	$25,651,936

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	622,495	$7,855,821	86,095	$1,001,080	199,173	$2,563,183	132,975	$1,594,879
Reinvested	3,736	47,738	262	2,961	4,793	59,676	113	1,291
Repurchased	(106,271)	(1,352,858)	(33,972)	(396,436)	(35,183)	(458,590)	(10,156)	(121,088)

Total	519,960	$6,550,701	52,385	$607,605	168,783	$2,164,269	122,932	$1,475,082

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	249	$3,080	45,989	$542,371	546,701	$6,960,557	813,258	$9,550,394
Reinvested	1,064	13,049	121	1,380	21,225	262,305	2,879	32,739
Repurchased	(47,430)	(583,342)	(3)	(33)	(314,359)	(3,995,477)	(64,273)	(761,189)

Total	(46,117)	$(567,213)	46,107	$543,718	253,567	$3,227,385	751,864	$8,821,944

75

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	2,709,470	$30,826,158	1,759,864	$18,712,838	703,724	$7,936,872	736,656	$7,838,165
Reinvested	541,087	5,886,045	352,032	3,447,739	155,634	1,677,028	93,139	904,490
Repurchased	(980,255)	(11,210,450)	(858,954)	(9,123,330)	(1,500,947)	(17,167,486)	(252,154)	(2,617,357)

Total	2,270,302	$25,501,753	1,252,942	$13,037,247	(641,589)	$(7,553,586)	577,641	$6,125,298

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	1,640	$17,936	34,805	$362,635	1,524,584	$17,468,968	2,015,816	$21,404,933
Reinvested	15,259	163,266	12,077	116,662	358,433	3,925,732	208,959	2,063,738
Repurchased	(284,534)	(3,123,773)	(50,469)	(522,406)	(2,425,197)	(27,175,575)	(459,084)	(4,903,004)

Total	(267,635)	$(2,942,571)	(3,587)	$(43,109)	(542,180)	$(5,780,875)	1,765,691	$18,565,667

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	427,866	$5,666,101	53,291	$653,380	143,162	$1,964,601	94,539	$1,177,996
Reinvested	2,814	37,215	137	1,620	4,353	56,641	156	1,871
Repurchased	(73,524)	(978,828)	(19,624)	(249,247)	(23,835)	(324,572)	(6,235)	(79,378)

Total	357,156	$4,724,488	33,804	$405,753	123,680	$1,696,670	88,460	$1,100,489

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	1,915	$25,330	4,959	$60,539	358,146	$4,832,377	515,417	$6,290,834
Reinvested	155	1,991	12	137	18,998	246,760	1,483	17,671
Repurchased	(7,289)	(94,894)	— [1]	—	(164,131)	(2,186,471)	(39,803)	(508,185)

Total	(5,219)	$(67,573)	4,971	$60,676	213,013	$2,892,666	477,097	$5,800,320

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,663,928	$20,388,860	872,659	$9,913,864	341,962	$4,218,529	355,107	$4,050,027
Reinvested	461,132	5,408,209	149,568	1,552,151	105,481	1,227,456	29,038	298,983
Repurchased	(848,925)	(10,505,295)	(585,655)	(6,630,381)	(888,702)	(11,026,033)	(250,580)	(2,722,816)

Total	1,276,135	$15,291,774	436,572	$4,835,634	(441,259)	$(5,580,048)	133,565	$1,626,194

76

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	3,859	$45,288	16,194	$181,040	1,035,519	$12,900,186	1,011,850	$11,639,779
Reinvested	7,196	82,541	2,322	23,642	221,903	2,616,468	64,845	678,591
Repurchased	(122,322)	(1,430,739)	(9,575)	(111,719)	(1,311,468)	(15,980,412)	(353,794)	(4,077,145)

Total	(111,267)	$(1,302,910)	8,941	$92,963	(54,046)	$(463,758)	722,901	$8,241,225

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	251,163	$3,461,043	17,022	$213,340	135,581	$1,917,245	52,367	$664,963
Reinvested	1,483	20,141	18	224	2,053	27,487	54	659
Repurchased	(57,306)	(800,928)	(313)	(4,052)	(54,743)	(783,372)	(7,209)	(93,880)

Total	195,340	$2,680,256	16,727	$209,512	82,891	$1,161,360	45,212	$571,742

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	5,053	$69,054	32,028	$409,071	164,103	$2,300,673	158,160	$2,046,100
Reinvested	1,485	19,783	20	236	3,643	49,123	123	1,504
Repurchased	(39,612)	(530,880)	(8)	(103)	(110,339)	(1,520,716)	(14,030)	(180,450)

Total	(33,074)	$(442,043)	32,040	$409,204	57,407	$829,080	144,253	$1,867,154

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	787,621	$10,725,330	574,428	$7,085,087	194,818	$2,642,156	116,873	$1,417,312
Reinvested	197,269	2,536,504	17,275	193,602	26,639	339,988	1,598	17,657
Repurchased	(229,237)	(3,114,414)	(175,005)	(2,163,413)	(217,531)	(2,973,315)	(65,481)	(770,223)

Total	755,653	$10,147,420	416,698	$5,115,276	3,926	$8,829	52,990	$664,746

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	2,086	$26,692	15,097	$181,691	457,101	$6,219,219	386,147	$4,825,339
Reinvested	6,212	78,026	307	3,357	46,716	605,112	3,958	45,064
Repurchased	(114,967)	(1,479,794)	(10,090)	(120,703)	(294,896)	(3,974,400)	(94,611)	(1,170,544)

Total	(106,669)	$(1,375,076)	5,314	$64,345	208,921	$2,849,931	295,494	$3,699,859

77

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	193,900	$2,669,309	15,016	$196,533	44,218	$617,792	3,977	$50,368
Reinvested	1,621	21,518	— [1]	1	477	6,272	—	—
Repurchased	(83,064)	(1,155,364)	(22)	(275)	(11,124)	(150,506)	(310)	(3,983)

Total	112,457	$1,535,463	14,994	$196,259	33,571	$473,558	3,667	$46,385

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	57	$773	103	$1,324	52,372	$725,482	350,429	$4,364,757
Reinvested	5	65	—	—	2,029	26,809	— [1]	1
Repurchased	(110)	(1,441)	(65)	(854)	(18,639)	(259,702)	(324,175)	(4,025,864)

Total	(48)	$(603)	38	$470	35,762	$492,589	26,254	$338,894

1Less than 1 share.

The following table represents instances at October 31, 2014, where a shareholder account owned greater than 10% of a Series:

SERIES	NUMBER OF ACCOUNTS OVER 10%	SHARES OWNED	PERCENTAGE OF SERIES SHARES OUTSTANDING	VALUE
Target Income Series	2	4,905,955	68.6%	$53,043,749
Target 2010 Series	3	2,915,443	61.6%	$30,194,304
Target 2015 Series	2	252,028	31.8%	$3,048,650
Target 2020 Series	3	7,798,634	46.7%	$84,024,096
Target 2025 Series	3	978,863	52.2%	$12,713,897
Target 2030 Series	3	8,926,035	52.0%	$102,922,987
Target 2035 Series	2	653,945	50.5%	$8,982,073
Target 2040 Series	3	5,637,103	55.5%	$70,500,278
Target 2045 Series	2	248,809	45.9%	$3,566,088
Target 2050 Series	1	2,677,452	56.8%	$36,734,638
Target 2055 Series	3	79,353	35.0%	$1,106,246

Investment activities of these shareholders may have a material effect on the Series.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were directly held by the Series as of October 31, 2014.

78

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2014, $749,554, $543,481, $54,854, $2,293,227, $179,170, $4,083,606, $203,988, $3,936,197,$88,474, and $24,249 was reclassified within the Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, and Target 2055 Series capital accounts, respectively, from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $1, increase Undistributed Net Investment Income by $1,902,568, and reduce Accumulated Net Realized Gain on Investments by $1,902,569 for Target 2050 Series. The reclassifications relate primarily to distributions from investments in the Underlying Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions were as follows:

	TARGET INCOME SERIES	TARGET 2010 SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Ordinary income (2014)	$1,959,383	$1,296,135	$159,729	$4,396,383	$380,884	$6,847,796
Ordinary income (2013)	$1,284,458	$927,301	$20,248	$2,826,667	$38,371	$2,079,791
Long-term capital gain (2014)	$2,802,409	$1,873,685	$83	$6,768,937	$1,902	$4,866,589
Long-term capital gain (2013)	$2,218,454	$1,483,511	$—	$4,692,366	$—	$4,462,597

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES
Ordinary income (2014)	$340,596	$4,664,257	$116,039	$2,125,579	$54,737
Ordinary income (2013)	$21,299	$607,172	$2,622	$150,667	$—
Long-term capital gain (2014)	$2,057	$4,711,859	$496	$1,452,018	$19
Long-term capital gain (2013)	$—	$1,953,285	$—	$109,425	$—

At October 31, 2014, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation and depreciation were as follows:

	TARGET INCOME SERIES	TARGET 2010 SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Cost for federal income tax purposes	$74,287,126	$47,194,531	$9,427,625	$170,746,592	$23,870,174	$183,166,588
Unrealized appreciation	$3,206,623	$1,884,334	$168,819	$9,306,572	$520,205	$15,269,384
Unrealized depreciation	(2,139)	(14,026)	(3,695)	(386,528)	(16,496)	(616,601)

Net unrealized appreciation	$3,204,484	$1,870,308	$165,124	$8,920,044	$503,709	$14,652,783

Undistributed ordinary income	84,716	56,017	95,493	154,054	127,778	138,372
Undistributed long-term capital gains	5,033,993	3,176,247	225,964	14,598,185	845,446	19,717,338

79

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES
Cost for federal income tax purposes	$17,422,893	$122,195,233	$7,680,498	$58,462,752	$3,195,409
Unrealized appreciation	$394,023	$11,234,687	$151,443	$6,314,544	$20,888
Unrealized depreciation	(12,504)	—	(42,732)	(305)	(33,001)

Net unrealized appreciation (depreciation)	$381,519	$11,234,687	$108,711	$6,314,239	$(12,113)

Undistributed ordinary income	97,158	58,428	108,680	18,130	25,527
Undistributed long-term capital gains	666,506	16,464,667	241,189	6,947,174	67,325

At October 31, 2014, Target 2050 Series had a capital loss carryover of $334, which is subject to limitations under Section 382-384 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gains, if any, which will expire on October 31, 2017.

Target 2050 Series utilized $675 in capital loss carryovers in the current year.

80

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series (hereafter collectively referred to as the “Series”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2014

81

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$559,344
Target 2010 Series	374,489
Target 2015 Series	41,154
Target 2020 Series	1,508,588
Target 2025 Series	128,467
Target 2030 Series	2,010,971
Target 2035 Series	97,159
Target 2040 Series	1,476,057
Target 2045 Series	35,589
Target 2050 Series	675,150
Target 2055 Series	11,371

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

6.39 Series	DRD%
Target Income Series	18.41%
Target 2010 Series	17.58%
Target 2015 Series	9.55%
Target 2020 Series	18.94%
Target 2025 Series	15.64%
Target 2030 Series	19.07%
Target 2035 Series	13.15%
Target 2040 Series	17.68%
Target 2045 Series	8.87%
Target 2050 Series	17.29%
Target 2055 Series	6.39%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2013 as follows:

Series
Target Income Series	$5,034,605
Target 2010 Series	3,176,285
Target 2015 Series	225,978
Target 2020 Series	14,599,077
Target 2025 Series	845,520
Target 2030 Series	19,717,434
Target 2035 Series	666,552
Target 2040 Series	16,465,269
Target 2045 Series	241,199
Target 2050 Series	6,947,518
Target 2055 Series	67,325

82

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-present)

HoustonPharma (2000-2009)

Cytos Biotechnology Ltd. (2012-present)

83

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	27
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

84

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

85

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTGT-10/14-AR

Dividend Focus Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months of 2014. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Dividend Focus Series

Fund Commentary

(unaudited)

Investment	Objective

Through a quantitative investment approach, the Series seeks to provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying equity securities. Stocks are selected based on attractive free cash flow yield, dividend yield competitive to that of the broad equity market, low probability of experiencing financial distress, and likely ability to maintain their dividend.

Performance	Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2014. The Russell 3000® Index returned 16.07%. Growth stocks slightly outperformed value stocks during the period as the Russell 1000® Growth index returned 17.11% while the Russell 1000® Value Index returned 16.46%. The Dividend Focus Series Class S provided positive absolute returns of 13.12%; however, the Series’ performance trailed the broad market and the Russell 1000® Value Index on a relative basis.

The Series’ underperformance relative to the Russell 1000® Value Index during the year was driven by stock selection. In contrast, sector allocation contributed positively to relative returns. Regarding major detractors from relative performance, stock selection in Health Care and Consumer Staples challenged relative returns. Relative to the benchmark, the Series’ underweight to Financials and overweight to Consumer Staples detracted from relative returns as well.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from the Series’ overweight allocations to Information Technology and Health Care relative to the benchmark. Stock selection in Information Technology and Telecommunication Services also aided relative returns.

Within the Series, we will continue to focus on identifying and investing in companies that meet our strict criteria, both from a fundamental point of view and regarding price. In doing so, we will pursue opportunities that we believe will help to generate stable income with the potential for capital appreciation. Our approach will continue to emphasize risk management as a critical component in managing the Series. Despite today’s challenging slow economic growth environment, we believe that this approach can help generate the absolute returns needed to achieve shareholders’ long-term investment goals.

Please see the next page for additional performance information as of October 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and mid-cap risk. In addition, because the Advisor manages the Series with a quantitative approach, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

2

Dividend Focus Series

Performance Update as of October 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Dividend Focus Series - Class I3	13.44%	13.87%	14.24%
Manning & Napier Fund, Inc. - Dividend Focus Series - Class S3,4	13.12%	13.56%	13.95%
Russell 1000® Value Index[5]	16.46%	16.49%	15.25%
Standard & Poor’s (S&P) 500 Total Return Index[6]	17.25%	16.68%	16.30%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dividend Focus Series - Class I from its inception2 (November 7, 2008) to present (October 31, 2014) to the Russell 1000® Value Index and the S&P 500 Total Return Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this annualized net expense ratio was 0.79% for Class S and 0.54% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.79% for Class S and 0.54% for Class I for the year ended October 31, 2014.

4For periods through March 1, 2012 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

5The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Dividend Focus Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each Class at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD* 5/1/14-10/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,042.80	$4.02	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class I
Actual	$1,000.00	$1,044.10	$2.73	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

Dividend Focus Series

5

Dividend Focus Series

Investment Portfolio - October 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.8%

Consumer Discretionary - 7.7%
Automobiles - 1.5%
Toyota Motor Corp. - ADR (Japan)	25,744	$3,124,034

Distributors - 0.3%
Genuine Parts Co.	6,667	647,232

Hotels, Restaurants & Leisure - 1.6%
McDonald’s Corp.	34,050	3,191,507

Leisure Products - 0.3%
Mattel, Inc.	16,303	506,534

Media - 0.9%
Thomson Reuters Corp.	29,872	1,111,836
WPP plc - ADR (United Kingdom)	7,758	757,103

		1,868,939

Multiline Retail - 0.4%
Kohl’s Corp.	7,523	407,897
Nordstrom, Inc.	6,896	500,718

		908,615

Specialty Retail - 2.7%
The Gap, Inc.	14,313	542,320
The Home Depot, Inc.	43,412	4,233,538
L Brands, Inc.	11,823	852,675

		5,628,533

Total Consumer Discretionary		15,875,394

Consumer Staples - 22.3%
Beverages - 6.8%
The Coca-Cola Co.	144,681	6,059,240
Coca-Cola Enterprises, Inc.	9,251	401,031
Coca-Cola FEMSA S.A.B. de C.V. - ADR (Mexico)	6,012	636,070
Diageo plc - ADR (United Kingdom)	15,365	1,812,609
Dr. Pepper Snapple Group, Inc.	7,486	518,405
PepsiCo, Inc.	47,329	4,551,630

		13,978,985

Food & Staples Retailing - 3.7%
Sysco Corp.	22,491	866,803
Wal-Mart Stores, Inc.	89,432	6,820,979

		7,687,782

Food Products - 3.8%
Archer-Daniels-Midland Co.	22,888	1,075,736
ConAgra Foods, Inc.	17,774	610,537
General Mills, Inc.	22,406	1,164,216

The accompanying notes are an integral part of the financial statements.

6

Dividend Focus Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
The J.M. Smucker Co.	4,975	$517,400
Kellogg Co.	13,388	856,296
Kraft Foods Group, Inc.	15,522	874,665
Unilever plc - ADR (United Kingdom)	67,208	2,703,778

		7,802,628

Household Products - 5.0%
The Clorox Co.	4,752	472,824
Colgate-Palmolive Co.	27,068	1,810,308
Kimberly-Clark Corp.	12,413	1,418,433
The Procter & Gamble Co.	74,414	6,494,110

		10,195,675

Tobacco - 3.0%
Lorillard, Inc.	15,361	944,701
Philip Morris International, Inc.	46,071	4,100,780
Reynolds American, Inc.	17,011	1,070,162

		6,115,643

Total Consumer Staples		45,780,713

Energy - 11.5%
Energy Equipment & Services - 0.2%
Transocean Ltd.	11,846	353,366

Oil, Gas & Consumable Fuels - 11.3%
CNOOC Ltd. - ADR (China)	9,273	1,450,019
ConocoPhillips	44,132	3,184,124
Exxon Mobil Corp.	78,895	7,629,935
Marathon Oil Corp.	26,055	922,347
Occidental Petroleum Corp.	22,143	1,969,177
Royal Dutch Shell plc - Class A - ADR (Netherlands)	74,634	5,357,975
Statoil ASA - ADR (Norway)	94,224	2,162,441
Ultrapar Participacoes SA - ADR (Brazil)	22,347	484,930

		23,160,948

Total Energy		23,514,314

Financials - 0.5%
Insurance - 0.5%
Marsh & McLennan Companies, Inc.	20,069	1,091,151

Health Care - 19.3%
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	17,915	1,256,558

Pharmaceuticals - 18.7%
AbbVie, Inc.	42,139	2,674,141

The accompanying notes are an integral part of the financial statements.

7

Dividend Focus Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Eli Lilly & Co.	33,770	$2,239,964
GlaxoSmithKline plc - ADR (United Kingdom)	76,848	3,495,815
Johnson & Johnson	68,974	7,434,018
Merck & Co., Inc.	93,031	5,390,216
Novartis AG - ADR (Switzerland)	67,240	6,232,476
Pfizer, Inc.	204,182	6,115,251
Sanofi - ADR (France)	70,053	3,239,251
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	25,669	1,449,528

		38,270,660

Total Health Care		39,527,218

Industrials - 13.4%
Aerospace & Defense - 3.5%
The Boeing Co.	20,781	2,595,755
General Dynamics Corp.	11,632	1,625,688
Lockheed Martin Corp.	9,098	1,733,806
Raytheon Co.	11,624	1,207,501

		7,162,750

Air Freight & Logistics - 0.9%
United Parcel Service, Inc. - Class B	16,735	1,755,669

Commercial Services & Supplies - 0.4%
Waste Management, Inc.	18,080	883,931

Electrical Equipment - 1.9%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	74,718	1,639,313
Eaton Corp. plc	12,631	863,834
Emerson Electric Co.	23,203	1,486,384

		3,989,531

Industrial Conglomerates - 3.8%
3M Co.	21,680	3,333,734
Koninklijke Philips N.V. - NY Shares (Netherlands)	40,177	1,122,545
Siemens AG - ADR (Germany)	29,625	3,339,923

		7,796,202

Machinery - 2.3%
Caterpillar, Inc.	16,514	1,674,685
Deere & Co.	12,074	1,032,810
Illinois Tool Works, Inc.	14,784	1,346,083
Stanley Black & Decker, Inc.	6,893	645,460

		4,699,038

The accompanying notes are an integral part of the financial statements.

8

Dividend Focus Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail - 0.6%
CSX Corp.	32,811	$1,169,056

Total Industrials		27,456,177

Information Technology - 17.8%
Communications Equipment - 2.1%
Cisco Systems, Inc.	121,412	2,970,952
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	123,393	1,460,973

		4,431,925

IT Services - 2.1%
Accenture plc - Class A	20,199	1,638,543
Automatic Data Processing, Inc.	18,570	1,518,655
Paychex, Inc.	11,752	551,639
Xerox Corp.	43,114	572,554

		4,281,391

Semiconductors & Semiconductor Equipment - 3.5%
Intel Corp.	148,861	5,062,763
KLA-Tencor Corp.	6,135	485,585
Texas Instruments, Inc.	32,482	1,613,056

		7,161,404

Software - 5.0%
CA, Inc.	15,293	444,414
CDK Global, Inc.*	5,580	187,488
Microsoft Corp.	191,578	8,994,587
Symantec Corp.	23,597	585,677

		10,212,166

Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	77,669	8,388,252
Canon, Inc. - ADR (Japan)	45,180	1,401,484
Seagate Technology plc	9,996	628,049

		10,417,785

Total Information Technology		36,504,671

Materials - 1.9%
Chemicals - 1.3%
The Dow Chemical Co.	27,279	1,347,583
LyondellBasell Industries N.V. - Class A - ADR	14,133	1,295,007

		2,642,590

Metals & Mining - 0.2%
Teck Resources Ltd. - Class B (Canada)	28,224	445,375

The accompanying notes are an integral part of the financial statements.

9

Dividend Focus Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Paper & Forest Products - 0.4%
International Paper Co.	16,193	$819,690

Total Materials		3,907,655

Telecommunication Services - 3.4%
Diversified Telecommunication Services - 2.0%
Telekomunikasi Indonesia Persero Tbk PT - ADR (Indonesia)	18,932	858,566
Verizon Communications, Inc.	63,982	3,215,095

		4,073,661

Wireless Telecommunication Services - 1.4%
NTT DOCOMO, Inc. - ADR (Japan)	127,109	2,144,329
SK Telecom Co. Ltd. - ADR (South Korea)	25,385	705,449

		2,849,778

Total Telecommunication Services		6,923,439

TOTAL COMMON STOCKS
(Identified Cost $160,592,272)		200,580,732

SHORT-TERM INVESTMENT - 2.1%
Dreyfus Cash Management, Inc. - Institutional Shares[1] , 0.03%
(Identified Cost $4,276,098)	4,276,098	4,276,098

TOTAL INVESTMENTS - 99.9%
(Identified Cost $164,868,370)		204,856,830
OTHER ASSETS, LESS LIABILITIES - 0.1%		195,623

NET ASSETS - 100%		$205,052,453

ADR - American Depositary Receipt

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Dividend Focus Series

Statement of Assets and Liabilities

October 31, 2014

ASSETS:

Investments, at value (identified cost $164,868,370) (Note 2)	$204,856,830
Dividends receivable	235,420
Receivable for fund shares sold	121,701
Foreign tax reclaims receivable	68,290

TOTAL ASSETS	205,282,241

LIABILITIES:

Accrued management fees (Note 3)	74,254
Accrued fund accounting and administration fees (Note 3)	13,993
Accrued transfer agent fees (Note 3)	3,068
Accrued shareholder services fees (Class S) (Note 3)	2,817
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	93,222
Audit fees payable	19,790
Printing fees payable	12,025
Other payables and accrued expenses	10,212

TOTAL LIABILITIES	229,788

TOTAL NET ASSETS	$205,052,453

NET ASSETS CONSIST OF:

Capital stock	$124,921
Additional paid-in-capital	154,052,692
Undistributed net investment income	593,666
Accumulated net realized gain on investments	10,292,714
Net unrealized appreciation on investments	39,988,460

TOTAL NET ASSETS	$205,052,453

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($13,715,660/1,075,932 shares)	$12.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($191,336,793/11,416,213 shares)	$16.76

The accompanying notes are an integral part of the financial statements.

11

Dividend Focus Series

Statement of Operations

For the Year Ended October 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $188,099)	$5,416,734

EXPENSES:

Management fees (Note 3)	835,335
Fund accounting and administration fees (Note 3)	54,775
Shareholder services fees (Class S)(Note 3)	30,649
Transfer agent fees (Note 3)	14,853
Chief Compliance Officer service fees (Note 3)	3,161
Directors’ fees (Note 3)	2,134
Custodian fees	8,805
Miscellaneous	84,938

Total Expenses	1,034,650

NET INVESTMENT INCOME	4,382,084

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	10,359,076
Net change in unrealized appreciation (depreciation) on investments	8,904,835

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	19,263,911

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,645,995

The accompanying notes are an integral part of the financial statements.

12

Dividend Focus Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$4,382,084	$3,944,055
Net realized gain on investments	10,359,076	3,273,507
Net change in unrealized appreciation (depreciation) on investments	8,904,835	22,787,788

Net increase from operations	23,645,995	30,005,350

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(333,384)	(252,541)
From net investment income (Class I)	(3,921,762)	(3,743,537)
From net realized gain on investments (Class S)	(279,952)	(33,422)
From net realized gain on investments (Class I)	(3,013,000)	(601,612)

Total distributions to shareholders	(7,548,098)	(4,631,112)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	19,298,739	10,391,604

Net increase in net assets	35,396,636	35,765,842

NET ASSETS:

Beginning of year	169,655,817	133,889,975

End of year (including undistributed net investment income of $593,666 and $466,728, respectively)	$205,052,453	$169,655,817

The accompanying notes are an integral part of the financial statements.

13

Dividend Focus Series

Financial Highlights - Class S

	FOR THE YEARS ENDED		FOR THE PERIOD 3/1/12[1] TO 10/31/12
	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.88	$10.14	$10.00

Income from investment operations:
Net investment income[2]	0.26	0.26	0.12
Net realized and unrealized gain on investments	1.25	1.89	0.23

Total from investment operations	1.51	2.15	0.35

Less distributions to shareholders:
From net investment income	(0.34)	(0.35)	(0.21)
From net realized gain on investments	(0.30)	(0.06)	—

Total distributions to shareholders	(0.64)	(0.41)	(0.21)

Net asset value - End of period	$12.75	$11.88	$10.14

Net assets - End of period (000’s omitted)	$13,716	$10,667	$5,130

Total return[3]	13.12%	21.70%	3.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.79%	0.81%	0.86%[4]
Net investment income	2.11%	2.31%	1.76%[4]
Portfolio turnover	23%	19%	16%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Dividend Focus Series

Financial Highlights - Class I*

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.41	$13.03	$11.96	$12.41	$11.38

Income from investment operations:
Net investment income[1]	0.38	0.37	0.34	0.27	0.36
Net realized and unrealized gain on investments	1.64	2.45	1.05	0.88	1.02

Total from investment operations	2.02	2.82	1.39	1.15	1.38

Less distributions to shareholders:
From net investment income	(0.37)	(0.38)	(0.30)	(0.30)	(0.35)
From net realized gain on investments	(0.30)	(0.06)	(0.02)	(1.30)	— [2]

Total distributions to shareholders	(0.67)	(0.44)	(0.32)	(1.60)	(0.35)

Net asset value - End of year	$16.76	$15.41	$13.03	$11.96	$12.41

Net assets - End of year (000’s omitted)	$191,337	$158,989	$128,760	$79,028	$2,643

Total return[3]	13.44%	22.02%	11.77%	10.17%	12.32%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.54%	0.56%	0.59%	0.60%	0.60%
Net investment income	2.38%	2.63%	2.69%	2.41%	2.99%
Portfolio turnover	23%	19%	16%	8%	73%

*Effective March 1, 2012, the shares of the Series have been designated as Class I.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.45%	5.01%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

15

Dividend Focus Series

Notes to Financial Statements

1.	Organization

Dividend Focus Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns through a quantitative investment approach.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Dividend Focus Series Class I common stock and 100 million have been designated as Dividend Focus Series Class S common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

16

Dividend Focus Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$15,875,394	$15,875,394	$—	$—
Consumer Staples	45,780,713	45,780,713	—	—
Energy	23,514,314	23,514,314	—	—
Financials	1,091,151	1,091,151	—	—
Health Care	39,527,218	39,527,218	—	—
Industrials	27,456,177	27,456,177	—	—
Information Technology	36,504,671	36,504,671	—	—
Materials	3,907,655	3,907,655	—	—
Telecommunication Services	6,923,439	6,923,439	—	—
Mutual Fund	4,276,098	4,276,098	—	—

Total assets	$204,856,830	$204,856,830	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2013 or October 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

17

Dividend Focus Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2011 through October 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18

Dividend Focus Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.60% of average daily net assets each year. For the year ended October 31, 2014, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses, until at least October 1, 2015.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $56,585,141 and $40,950,755, respectively. There were no purchases or sales of U.S. Government securities.

19

Dividend Focus Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and I shares of Dividend Focus Series were:

CLASS S	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	320,096	$3,902,262	877,363	$9,728,990
Reinvested	50,658	602,636	25,748	279,952
Repurchased	(192,945)	(2,342,673)	(510,763)	(5,721,259)

Total	177,809	$2,162,225	392,348	$4,287,683

CLASS I	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,601,735	$41,024,236	2,367,127	$33,398,961
Reinvested	219,152	3,412,112	167,225	2,322,206
Repurchased	(1,720,300)	(27,299,834)	(2,097,414)	(29,617,246)

Total	1,100,587	$17,136,514	436,938	$6,103,921

At October 31, 2014, one shareholder account owned 4,527,832 shares of the Series (36.2% of shares outstanding) valued at $75,886,472. In addition, the retirement plan of the Advisor and its affiliates owned 171,791 shares of the Series (1.4% of shares outstanding) valued at $2,879,223. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatment on losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

20

Dividend Focus Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
Ordinary income	$4,400,112	$4,475,466
Long-term capital gains	3,147,986	155,646

At October 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$164,928,584
Unrealized appreciation	41,447,927
Unrealized depreciation	(1,519,681)

Net unrealized appreciation	$39,928,246

Undistributed ordinary income	839,526
Undistributed long-term capital gains	10,107,068

21

Dividend Focus Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dividend Focus Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dividend Focus Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2014

22

Dividend Focus Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $5,587,695 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 83.13%.

The Series designates $10,107,986 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2014.

23

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested	Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent	Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-present)
HoustonPharma (2000-2009)
Cytos Biotechnology Ltd. (2012-present)

24

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	27
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

25

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

Officers	(continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Dividend Focus Series

Literature Requests

(unaudited)

Proxy	Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy	Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly	Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus	and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional	information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/14-AR

Overseas Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months of 2014. The Federal Reserve completed its third quantitative easing program and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Global equity market performance was mixed during the twelve month period through October 31, 2014. The broad MSCI ACWI ex USA Index (ACWIxUS) was largely flat, returning 0.06%. Performance of the Overseas Series was weaker as the portfolio returned -6.12%, underperforming the benchmark on a relative basis.

The Series’ underperformance relative to the ACWIxUS during the year was driven by stock selection. Sector allocation also detracted from relative returns. Regarding major detractors from relative performance, stock selection in Energy, Consumer Staples, and Consumer Discretionary challenged relative returns. The Series’ overweight to Materials relative to the benchmark detracted from relative returns as well. From a country positioning and selection perspective, stock selection in Canada, the United Kingdom, and France challenged relative returns. The Series’ lack of exposure to India also challenged relative returns as India was one of the strongest global markets during the one year period.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in Materials and Telecommunication Services. The Series’ overweight to Health Care relative to the benchmark also aided relative returns. At a country level, stock selection in Brazil and China contributed positively, as did the Series’ overweight to Denmark relative to the benchmark.

In regards to current portfolio positioning, we are focused on finding companies with growth drivers that are not tied to the broad global economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt the competitive environment in which they operate. This involves finding businesses that are generating growth by creating new markets, expanding existing markets, or simply by taking share from their rivals.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors should expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Broadly speaking, valuations in the developed world are neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to pursue areas of global markets where we see a compelling combination of attractive business fundamentals and long-term appreciation potential. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

Please see the next page for additional performance information as of October 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

The current international stock market cycle is 04/01/2003 through current.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Overseas Series[3,4]	-6.12%	5.29%	6.86%	8.46%
MSCI ACWI ex USA Index[5]	0.06%	6.09%	6.59%	6.19%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2014 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 4 below). Prior to 2001, the MSCI ACWI ex USA only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.74%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.74% for the year ended October 31, 2014.

4Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: International Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Overseas Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, the historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.
5The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD* 5/1/14-10/31/14
Actual	$1,000.00	$896.10	$3.54
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.48	$3.77

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Overseas Series

Portfolio Composition as of October 31, 2014

(unaudited)

5

Overseas Series

Investment Portfolio - October 31, 2014

	SHARES	VALUE
		(NOTE 2)

COMMON STOCKS - 98.4%

Consumer Discretionary - 18.0%
Automobiles - 0.8%
Toyota Motor Corp. (Japan)[1]	372,800	$22,434,065

Diversified Consumer Services - 1.8%
Kroton Educacional S.A. (Brazil)	6,810,620	48,539,307

Hotels, Restaurants & Leisure - 2.0%
Accor S.A. (France)[1]	1,248,800	52,464,918

Internet & Catalog Retail - 0.5%
Ocado Group plc (United Kingdom)*[1]	3,123,638	12,442,691

Media - 7.4%
British Sky Broadcasting Group plc (United Kingdom)[1]	5,593,450	79,271,448
ITV plc (United Kingdom)[1]	4,488,630	14,582,082
Liberty Global plc - Class A - ADR (United Kingdom)*	716,330	32,571,525
Liberty Global plc - Class C - ADR (United Kingdom)*	556,600	24,752,002
Modern Times Group AB - Class B (Sweden)[1]	421,325	13,025,677
ProSiebenSat.1 Media AG (Germany)[1]	384,570	15,535,125
Societe Television Francaise 1 (France)[1]	1,035,186	15,433,089

		195,170,948

Multiline Retail - 1.0%
Marks & Spencer Group plc (United Kingdom)[1]	3,877,620	25,250,248

Specialty Retail - 1.6%
Kingfisher plc (United Kingdom)[1]	9,001,939	43,609,396

Textiles, Apparel & Luxury Goods - 2.9%
Adidas AG (Germany)[1]	596,160	43,439,764
lululemon athletica, Inc. (United States)*	813,550	33,884,357

		77,324,121

Total Consumer Discretionary		477,235,694

Consumer Staples - 21.2%
Beverages - 8.6%
AMBEV S.A. - ADR (Brazil)*	6,219,135	41,543,822
Anheuser-Busch InBev N.V. (Belgium)[1]	433,460	48,068,232
Carlsberg A/S - Class B (Denmark)[1]	307,300	27,103,448
Diageo plc (United Kingdom)[1]	1,513,730	44,643,321
Remy Cointreau S.A. (France)[1]	195,510	13,913,904
SABMiller plc (United Kingdom)[1]	953,360	53,924,646

		229,197,373

Food & Staples Retailing - 4.6%
Carrefour S.A. (France)[1]	1,853,145	54,316,217
Tesco plc (United Kingdom)[1]	23,944,470	66,469,314

		120,785,531

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 5.2%
Charoen Pokphand Foods PCL (Thailand)[1]	20,890,019	$20,051,348
Danone S.A. (France)[1]	891,690	60,931,378
Nestle S.A. (Switzerland)[1]	401,960	29,477,391
Unilever plc - ADR (United Kingdom)	679,120	27,320,998

		137,781,115

Personal Products - 1.1%
Beiersdorf AG (Germany)[1]	352,490	28,579,448

Tobacco - 1.7%
Imperial Tobacco Group plc (United Kingdom)[1]	722,110	31,369,656
Swedish Match AB (Sweden)[1]	453,740	14,754,284

		46,123,940

Total Consumer Staples		562,467,407

Energy - 12.8%
Energy Equipment & Services - 4.3%
CGG S.A. (France)*[1]	3,182,657	18,387,593
Petroleum Geo-Services ASA (Norway)[1]	2,473,040	12,283,120
Schlumberger Ltd. (United States)	653,200	64,444,712
Trican Well Service Ltd. (Canada)	2,060,940	18,469,007
Trican Well Service Ltd. - ADR (Canada)	83,360	736,736

		114,321,168

Oil, Gas & Consumable Fuels - 8.5%
Cameco Corp. (Canada)	3,040,760	52,848,409
Encana Corp. (Canada)	3,532,485	65,810,196
Koninklijke Vopak N.V. (Netherlands)[1]	276,080	13,845,216
Petroleo Brasileiro S.A. - ADR (Brazil)	1,738,127	21,257,293
Talisman Energy, Inc. (Canada)	8,266,940	52,738,830
Talisman Energy, Inc. - ADR (Canada)	202,460	1,291,695
Whitehaven Coal Ltd. (Australia)*[1]	12,332,606	16,539,593

		224,331,232

Total Energy		338,652,400

Financials - 5.1%
Banks - 1.7%
HSBC Holdings plc (United Kingdom)[1]	4,382,490	44,680,882

Capital Markets - 1.0%
CETIP S.A. - Mercados Organizados (Brazil)	2,028,190	25,701,266

Insurance - 2.4%
Admiral Group plc (United Kingdom)[1]	2,997,590	64,139,604

Total Financials		134,521,752

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care - 12.4%
Health Care Equipment & Supplies - 2.1%
BioMerieux (France)[1]	136,630	$14,413,105
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	40,428,000	40,882,229

		55,295,334

Health Care Providers & Services - 3.6%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	772,970	56,734,177
Life Healthcare Group Holdings Ltd. (South Africa)[1]	9,988,820	37,773,738

		94,507,915

Life Sciences Tools & Services - 1.1%
QIAGEN N.V. (United States)*[1]	1,303,166	30,626,248
QIAGEN N.V. - ADR (United States)*	3,340	78,356

		30,704,604

Pharmaceuticals - 5.6%
Novo Nordisk A/S - Class B (Denmark)[1]	940,515	42,513,839
Otsuka Holdings Co. Ltd. (Japan)[1]	605,420	21,236,958
Roche Holding AG (Switzerland)[1]	100,300	29,598,694
Sanofi (France)1	596,967	54,168,781

		147,518,272

Total Health Care		328,026,125

Industrials - 10.8%
Airlines - 2.3%
Latam Airlines Group S.A. - ADR (Chile)*	1,295,321	15,802,916
Ryanair Holdings plc - ADR (Ireland)*	819,237	45,500,423

		61,303,339

Commercial Services & Supplies - 0.7%
Aggreko plc (United Kingdom)[1]	814,943	19,882,846

Electrical Equipment - 1.5%
Nexans S.A. (France)*[1]	585,810	17,849,950
Schneider Electric SE (France)[1]	265,066	20,883,503

		38,733,453

Machinery - 3.0%
Komatsu Ltd. (Japan)[1]	1,194,900	28,210,824
SKF AB - Class B (Sweden)[1]	2,522,660	50,598,075

		78,808,899

Professional Services - 1.8%
SGS S.A. (Switzerland)[1]	21,410	47,070,381

Trading Companies & Distributors - 1.5%
Brenntag AG (Germany)[1]	832,730	40,405,344

Total Industrials		286,204,262

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Investment Portfolio - October 31, 2014

	SHARES	VALUE
		(NOTE 2)

COMMON STOCKS (continued)
Information Technology - 4.6%
Internet Software & Services - 3.2%
Qihoo 360 Technology Co. Ltd. - ADR (China)*	565,110	$41,241,728
Tencent Holdings Ltd. (China)[1]	2,635,700	42,361,690

		83,603,418

IT Services - 1.4%
Amdocs Ltd. - ADR (United States)	787,720	37,448,209

Total Information Technology		121,051,627

Materials - 11.9%
Chemicals - 4.2%
Akzo Nobel N.V. (Netherlands)[1]	208,640	13,913,459
Potash Corp. of Saskatchewan, Inc. (Canada)	909,001	31,060,564
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	625,500	14,843,115
Syngenta AG (Switzerland)[1]	83,023	25,675,494
Umicore S.A. (Belgium)[1]	661,940	25,980,107

		111,472,739

Construction Materials - 2.6%
CRH plc (Ireland)[1]	1,805,953	40,128,501
Holcim Ltd. (Switzerland)[1]	398,310	28,269,880

		68,398,381

Metals & Mining - 5.1%
Alumina Ltd. (Australia)*[1]	17,139,005	24,770,962
Iluka Resources Ltd. (Australia)[1]	2,084,400	13,381,300
Norsk Hydro ASA (Norway)[1]	7,979,324	44,675,584
Teck Resources Ltd. - Class B (Canada)	2,207,630	34,836,401
ThyssenKrupp AG (Germany)*[1]	816,780	19,685,663

		137,349,910

Total Materials		317,221,030

Telecommunication Services - 1.6%
Wireless Telecommunication Services - 1.6%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	1,798,340	43,897,479

TOTAL COMMON STOCKS
(Identified Cost $2,705,333,589)		2,609,277,776

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Investment Portfolio - October 31, 2014

	SHARES	VALUE
		(NOTE 2)

SHORT-TERM INVESTMENT - 0.6%

Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.03%
(Identified Cost $ 16,943,766)	16,943,766	$16,943,766

TOTAL INVESTMENTS - 99.0%
(Identified Cost $ 2,722,277,355)		2,626,221,542
OTHER ASSETS, LESS LIABILITIES - 1.0%		26,086,024

NET ASSETS - 100%		$2,652,307,566

ADR - American Depositary Receipt

*Non-income producing security.

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 Rate shown is the current yield as of October 31, 2014.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 22.0%; France - 12.2%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statement of Assets & Liabilities

October 31, 2014

ASSETS:

Investments, at value (identified cost $ 2,722,277,355) (Note 2)	$2,626,221,542
Receivable for securities sold	21,214,989
Dividends receivable	3,422,740
Foreign tax reclaims receivable	2,622,016
Receivable for fund shares sold	818,852

TOTAL ASSETS	2,654,300,139

LIABILITIES:

Accrued management fees (Note 3)	1,575,879
Accrued fund accounting and administration fees (Note 3)	92,893
Accrued transfer agent fees (Note 3)	2,656
Accrued Directors’ fees (Note 3)	474
Accrued Chief Compliance Officer service fees (Note 3)	407
Accrued custodian fees	182,421
Payable for fund shares repurchased	51,012
Other payables and accrued expenses	86,831

TOTAL LIABILITIES	1,992,573

TOTAL NET ASSETS	$2,652,307,566

NET ASSETS CONSIST OF:

Capital stock	$1,091,010
Additional paid-in-capital	2,526,471,847
Undistributed net investment income	34,087,879
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	186,936,251
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(96,279,421)

TOTAL NET ASSETS	$2,652,307,566

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($2,652,307,566/109,100,989 shares)	$24.31

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Statement of Operations

For the Year Ended October 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $5,865,416)	$58,876,658

EXPENSES:

Management fees (Note 3)	19,512,799
Fund accounting and administration fees (Note 3)	338,478
Transfer agent fees (Note 3)	9,935
Directors’ fees (Note 3)	6,428
Chief Compliance Officer service fees (Note 3)	3,161
Custodian fees	547,615
Miscellaneous	288,902

Total Expenses	20,707,318

NET INVESTMENT INCOME	38,169,340

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments (net of foreign capital gains tax, $2,214,386)	187,467,367
Foreign currency and translation of other assets and liabilities	710,648

188,178,015

Net change in unrealized appreciation (depreciation) on-
Investments	(407,484,754)
Foreign currency and translation of other assets and liabilities	(478,218)

(407,962,972)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(219,784,957)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(181,615,617)

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$38,169,340	$38,756,582
Net realized gain on investments and foreign currency	188,178,015	156,993,045
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(407,962,972)	305,513,721

Net increase (decrease) from operations	(181,615,617)	501,263,348

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(36,250,731)	(34,167,815)
From net realized gain on investments	(105,998,729)	—

Total distributions to shareholders	(142,249,460)	(34,167,815)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	314,510,810	200,567,153

Net increase (decrease) in net assets	(9,354,267)	667,662,686

NET ASSETS:

Beginning of year	2,661,661,833	1,993,999,147

End of year (including undistributed net investment income of $34,087,879 and $33,673,008, respectively)	$2,652,307,566	$2,661,661,833

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$27.39	$22.47	$22.63	$24.22	$21.68

Income (loss) from investment operations:
Net investment income[1]	0.36	0.41	0.36	0.75	0.32
Net realized and unrealized gain (loss) on investments	(1.98)	4.88	0.51	(2.09)	2.41

Total from investment operations	(1.62)	5.29	0.87	(1.34)	2.73

Less distributions to shareholders:
From net investment income	(0.37)	(0.37)	(0.52)	(0.25)	(0.19)
From net realized gain on investments	(1.09)	—	(0.51)	— [2]	—

Total distributions to shareholders	(1.46)	(0.37)	(1.03)	(0.25)	(0.19)

Net asset value - End of year	$24.31	$27.39	$22.47	$22.63	$24.22

Net assets - End of year (000’s omitted)	$2,652,308	$2,661,662	$1,993,999	$1,336,187	$918,272

Total return[3]	(6.13%)	23.87%	4.61%	(5.61%)	12.68%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.74%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.37%	1.65%	1.68%	3.04%	1.42%
Portfolio turnover	39%	43%	42%	37%	36%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[4]	0.01%	0.01%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 200 million have been designated as Overseas Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

15

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$477,235,694	$139,747,191	$337,488,503	$—
Consumer Staples	562,467,407	68,864,820	493,602,587	—
Energy	338,652,400	277,596,878	61,055,522	—
Financials	134,521,752	25,701,266	108,820,486	—
Health Care	328,026,125	78,356	327,947,769	—
Industrials	286,204,262	61,303,339	224,900,923	—
Information Technology	121,051,627	78,689,937	42,361,690	—
Materials	317,221,030	80,740,080	236,480,950	—
Telecommunication Services	43,897,479	43,897,479	—	—
Mutual Fund	16,943,766	16,943,766	—	—

Total assets	$2,626,221,542	$793,563,112	$1,832,658,430	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2013 or October 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

16

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2011 through October 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

17

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. For the year ended October 31, 2014, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses, until at least October 1, 2015.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,315,144,165 and $1,047,128,308, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Overseas Series were:

	FOR THE YEAR ENDED 10/31/2014		FOR THE YEAR ENDED 10/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	20,258,326	$535,992,896	19,752,519	$486,212,377
Reinvested	5,259,496	133,801,586	1,356,900	31,303,684
Repurchased	(13,577,127)	(355,283,672)	(12,672,474)	(316,948,908)

Total	11,940,695	$314,510,810	8,436,945	$200,567,153

18

Overseas Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

At October 31, 2014, the retirement plan of the Advisor and its affiliates owned 215,341 shares of the Series (0.2% of shares outstanding) valued at $5,234,934.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses, passive foreign investment company (PFIC) gains and losses and foreign capital gains taxes paid. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2014, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $1, reduce Undistributed Net Investment Income by $1,503,738 and increase Accumulated Net Realized Gain on Investments by $1,503,737. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
Ordinary income	$51,695,346	$34,167,815
Long-term capital gains	90,554,114	—

At October 31, 2014, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$2,723,372,120
Unrealized appreciation	232,516,076
Unrealized depreciation	(329,666,654)

Net unrealized depreciation	$(97,150,578)

Undistributed ordinary income	69,177,629
Undistributed long-term capital gains	152,942,427

19

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2014

20

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $63,155,905 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $64,709,493 and foreign taxes paid of $3,397,108 for the year ended October 31, 2014.

The Series designates $152,944,331 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2014.

21

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office1 & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-present)
HoustonPharma (2000-2009)
Cytos Biotechnology Ltd. (2012-present)

22

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	27
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

23

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager
(1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

{This page intentionally left blank}

25

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/14-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months of 2014. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income depending upon an investor’s overall level of risk tolerance.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2014. The S&P 500 Total Return Index gained 17.25%. In contrast, global equity market performance was weaker. The broad MSCI ACWI ex USA Index (ACWIxUS) was largely flat, returning 0.06%. Meanwhile, bond markets as represented by the Barclays U.S. Aggregate Bond Index were positive, returning 4.14%. Each share class of the Pro-Blend® Series — that is, the Maximum Term, Extended Term, Moderate Term, and Conservative Term — underperformed its blended benchmark during the one year period. The only exception to this was the Pro-Blend® Conservative Term Series Class I, which modestly outperformed its blended benchmark. Despite the near-term relative underperformance, each of the Pro-Blend® Series has continued to provide positive absolute returns and outperform their respective benchmarks over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, each Series has outperformed its respective blended benchmark with the exception of the Pro-Blend® Conservative Term Series Class C, which modestly underperformed.

Among key drivers of each Series’ underperformance relative to their blended benchmarks during the one year period were overall fixed income selection and equity sector positioning. Additionally, stock selection in Health Care and Consumer Staples challenged relative returns, as did the Series’ overweight allocations to Energy and Consumer Discretionary sectors relative to their benchmarks.

Overall asset allocation positively contributed to relative returns, as each of the Series were more heavily allocated to stocks than their benchmarks were during a year in which stocks generally outperformed bonds. This offset a portion of the Series’ relative underperformance. Stock selection in Information Technology and Materials sectors also aided relative returns. Relative to their benchmarks, the Series’ overweight to Information Technology was a notable positive contributor to relative performance as well.

Regarding current portfolio positioning, in the equity portion of each Series we are focused on finding companies with growth drivers that are not tied to the broad economy. We believe the key to generating attractive returns in the prevailing environment is the ability to identify individual businesses that can innovate and disrupt the competitive environment in which they operate. This involves finding businesses that are generating growth by creating new markets, expanding existing markets, or simply by taking share from their rivals.

In fixed income markets, we continue to believe that a more defensive fixed income posture is warranted, which is how we would characterize our current fixed income positioning. Specifically, given current yield levels and the potential for rising interest rates, we are finding a better risk/reward trade-off in shorter-term bonds. Businesses should benefit as economic conditions continue to improve, enhancing the attractiveness of the corporate sector. This sector has been a primary focus area in the Series over the past few years, and we believe it will remain an attractive area going forward.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors should expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Broadly speaking, valuations in the developed world are neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to pursue areas of global markets where we see a compelling combination of attractive business fundamentals and long-term appreciation potential. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

Fund Commentary

(unaudited)

Performance Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and mid-cap risk. In addition, because the Advisor manages the Series with a quantitative approach, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

Performance Update - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class S3	5.46%	6.90%	5.95%	6.16%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class I3,4	5.66%	7.11%	6.08%	6.23%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class C3,5	4.58%	6.05%	5.15%	5.38%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class R3,5	5.08%	6.61%	5.69%	5.92%
Barclays U.S Intermediate Aggregate Bond Index[6]	2.90%	3.62%	4.31%	5.43%
Conservative Term Composite Benchmark[7]	5.52%	6.69%	5.70%	6.42%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2014 to the Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 0.87% for Class S, 0.67% for Class I, 1.67% for Class C and 1.17% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S, 0.67% for Class I, 1.67% for Class C and 1.17% for Class R for the year ended October 31, 2014.

4 For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5 For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc.

- Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

Performance Update - Pro-Blend® Conservative Term Series

(unaudited)

6The Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/ 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the Conservative Term Composite Benchmark.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,012.20	$4.41	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43	0.87%
Class I
Actual	$1,000.00	$1,013.80	$3.40	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%
Class C
Actual	$1,000.00	$1,008.40	$8.45	1.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.49	1.67%
Class R
Actual	$1,000.00	$1,010.50	$5.93	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Conservative Term Series

As of October 31, 2014 (unaudited)

Sector Allocation[4]
Financials	22.1%
Consumer Discretionary	11.0%
Information Technology	6.4%
Energy	5.8%
Consumer Staples	5.0%
Industrials	4.8%
Health Care	4.7%
Materials	3.5%
Telecommunication Services	1.0%
Utilities	0.4%

[4] Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[5]
EMC Corp.	1.1%
Cerner Corp.	1.0%
Twenty-First Century Fox, Inc. - Class A	1.0%
General Electric Co.	0.9%
Monsanto Co.	0.9%

[5] As a percentage of total investments.
Top Five Bond Holdings[6]
U.S. Treasury Bill, 0.10%, 7/23/2015	3.2%
U.S. Treasury Bill, 0.09%, 9/17/2015	1.8%
Fannie Mae, 0.50%, 9/28/2015	1.4%
Freddie Mac, 2.00%, 8/25/2016	1.3%
Fannie Mae, 1.38%, 11/15/2016	1.2%

[6] As a percentage of total investments.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 34.0%

Consumer Discretionary - 7.0%
Auto Components - 0.0%##
Halla Holdings Corp. (South Korea)[1]	1,071	$70,819
Mando Corp. (South Korea)*[1]	1,169	220,405

		291,224

Automobiles - 0.1%
Hyundai Motor Co. (South Korea)[1]	1,520	241,196
Toyota Motor Corp. - ADR (Japan)	12,690	1,539,931

		1,781,127

Diversified Consumer Services - 0.2%
Apollo Education Group, Inc.*	124,520	3,568,743
Kroton Educacional S.A. (Brazil)	82,080	584,984

		4,153,727

Hotels, Restaurants & Leisure - 0.6%
Accor S.A. (France)[1]	9,220	387,353
Arcos Dorados Holdings, Inc. - Class A (Argentina)	16,800	103,488
Hyatt Hotels Corp. - Class A*	7,340	434,675
McDonald’s Corp.	29,860	2,798,778
SeaWorld Entertainment, Inc.	65,190	1,254,256
Whistler Blackcomb Holdings, Inc. (Canada)	40,380	681,808
Yum! Brands, Inc.	57,330	4,118,014

		9,778,372

Household Durables - 0.5%
DR Horton, Inc.	97,603	2,224,372
Lennar Corp. - Class A	61,880	2,665,790
LG Electronics, Inc. (South Korea)[1]	2,240	136,800
Toll Brothers, Inc.*	67,260	2,148,957
TRI Pointe Homes, Inc.*	16,590	227,117
WCI Communities, Inc.*	5,960	111,810

		7,514,846

Internet & Catalog Retail - 0.8%
Amazon.com, Inc.*	15,800	4,826,268
The Priceline Group, Inc.*	4,630	5,584,752
TripAdvisor, Inc.*	35,180	3,119,059

		13,530,079

Leisure Products - 0.1%
Mattel, Inc.	28,190	875,863

Media - 4.2%
AMC Networks, Inc. - Class A*	160,470	9,732,505
Gannett Co., Inc.	220,670	6,951,105
Global Mediacom Tbk PT (Indonesia)[1]	1,443,950	234,354
Lamar Advertising Co. - Class A	31,850	1,645,053
Liberty Global plc - Class A - ADR (United Kingdom)*	69,570	3,163,348
Liberty Global plc - Class C - ADR (United Kingdom)*	70,210	3,122,239
Nexstar Broadcasting Group, Inc. - Class A	53,850	2,429,712
Sinclair Broadcast Group, Inc. - Class A	179,940	5,227,257
Starz - Class A*	173,240	5,353,116
Time Warner, Inc.	48,740	3,873,368
Tribune Media Co. - Class A*	51,660	3,461,220
Twenty-First Century Fox, Inc. - Class A	459,090	15,829,423
Viacom, Inc. - Class B	131,800	9,579,224

		70,601,924

Specialty Retail - 0.2%
Belle International Holdings Ltd. (Hong Kong)[1]	226,890	288,723
China ZhengTong Auto Services Holdings Ltd. (China)[1]	417,000	236,231
Groupe Fnac S.A. (France)*[1]	69	2,921
The Home Depot, Inc.	22,610	2,204,927
Sa Sa International Holdings Ltd. (Hong Kong)[1]	169,510	117,193
Staples, Inc.	101,100	1,281,948

		4,131,943

Textiles, Apparel & Luxury Goods - 0.3%
lululemon athletica, Inc.*	131,150	5,462,397

Total Consumer Discretionary		118,121,502

Consumer Staples - 4.1%
Beverages - 1.7%
AMBEV S.A. - ADR (Brazil)*	595,340	3,976,871
Anheuser-Busch InBev N.V. (Belgium)[1]	67,740	7,511,978
Cia Cervecerias Unidas S.A. - ADR (Chile)	14,180	302,176
The Coca-Cola Co.	81,060	3,394,793
Diageo plc (United Kingdom)[1]	223,170	6,581,788
Diageo plc - ADR (United Kingdom)	8,320	981,510
Dr. Pepper Snapple Group, Inc.	11,920	825,460
Molson Coors Brewing Co. - Class B	19,900	1,480,162
PepsiCo, Inc.	33,370	3,209,193
SABMiller plc (United Kingdom)[1]	1,420	80,319

		28,344,250

Food & Staples Retailing - 0.4%
Raia Drogasil S.A. (Brazil)	21,400	194,231
Tesco plc (United Kingdom)[1]	800,850	2,223,142
Wal-Mart Stores, Inc.	52,980	4,040,785

		6,458,158

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 0.9%
Charoen Pokphand Foods PCL (Thailand)[1]	323,510	$310,522
ConAgra Foods, Inc.	35,960	1,235,226
Ingredion, Inc.	2,130	164,543
M Dias Branco S.A. (Brazil)	4,860	188,995
Nestle S.A. (Switzerland)[1]	88,530	6,492,271
Tiger Brands Ltd. (South Africa)[1]	8,560	257,646
Unilever plc - ADR (United Kingdom)	155,110	6,240,075

		14,889,278

Household Products - 0.5%
Colgate-Palmolive Co.	13,810	923,613
Energizer Holdings, Inc.	30,570	3,749,411
Kimberly-Clark Corp.	6,430	734,756
The Procter & Gamble Co.	36,290	3,167,028

		8,574,808

Personal Products - 0.0%##
Natura Cosmeticos S.A. (Brazil)	13,540	196,715

Tobacco - 0.6%
Imperial Tobacco Group plc (United Kingdom)[1]	122,230	5,309,874
Philip Morris International, Inc.	56,170	4,999,692

		10,309,566

Total Consumer Staples		68,772,775

Energy - 4.3%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	138,940	7,358,262
Cameron International Corp.*	121,800	7,253,190
Core Laboratories N.V. - ADR	840	117,205
Oceaneering International, Inc.	1,180	82,919
Schlumberger Ltd.	75,470	7,445,870
SPT Energy Group, Inc. (China)[1]	307,000	96,719
Weatherford International plc - ADR*	352,530	5,788,543

		28,142,708

Oil, Gas & Consumable Fuels - 2.6%
Apache Corp.	23,520	1,815,744
BP plc - ADR (United Kingdom)	14,830	644,512
Chevron Corp.	15,390	1,846,031
Cloud Peak Energy, Inc.*	8,890	106,413
CNOOC Ltd. - ADR (China)	4,350	680,209
ConocoPhillips	40,340	2,910,531
Cosan S.A. Industria e Comercio (Brazil)	7,630	106,510
Encana Corp. (Canada)	3,570	66,509
EOG Resources, Inc.	17,520	1,665,276
Exxon Mobil Corp.	53,380	5,162,380
Hess Corp.	149,950	12,717,259
Koninklijke Vopak N.V. (Netherlands)[1]	2,920	146,436
Occidental Petroleum Corp.	10,330	918,647
Pacific Rubiales Energy Corp. (Colombia)	22,090	333,197
Peabody Energy Corp.	535,250	5,582,657
Petroleo Brasileiro S.A. - ADR (Brazil)	16,250	198,737
Range Resources Corp.	41,540	2,841,336
Royal Dutch Shell plc - Class A - ADR (Netherlands)	34,470	2,474,601
Statoil ASA - ADR (Norway)	40,660	933,147
Talisman Energy, Inc. (Canada)	229,540	1,464,347
Total S.A. (France)[1]	12,940	772,560

		43,387,039

Total Energy		71,529,747

Financials - 4.1%
Banks - 1.1%
BankUnited, Inc.	21,450	641,355
Citigroup, Inc.	62,640	3,353,119
Hong Leong Financial Group Berhad (Malaysia)[1]	46,530	256,029
HSBC Holdings plc (United Kingdom)[1]	768,490	7,835,000
ICICI Bank Ltd. - ADR (India)	3,500	197,260
JPMorgan Chase & Co.	15,590	942,883
Popular, Inc.*	107,520	3,427,738
U.S. Bancorp.	20,630	878,838
Wells Fargo & Co.	29,190	1,549,697

		19,081,919

Capital Markets - 0.1%
American Capital Ltd.*	26,280	389,732
Apollo Investment Corp.	45,510	375,457
Ares Capital Corp.	22,430	358,656
BlackRock Kelso Capital Corp.	43,320	382,082
MCG Capital Corp.	112,740	403,609
PennantPark Investment Corp.	35,260	383,629

		2,293,165

Diversified Financial Services - 0.0%##
Berkshire Hathaway, Inc. - Class B*	620	86,899
JSE Ltd. (South Africa)[1]	40,430	393,679

		480,578

Insurance - 0.3%
Admiral Group plc (United Kingdom)[1]	102,600	2,195,338
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	42,220	126,938
Principal Financial Group, Inc.	21,440	1,122,813

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
The Progressive Corp.	31,060	$820,295

		4,265,384

Real Estate Investment Trusts (REITS) - 2.3%
Agree Realty Corp.	15,160	464,048
Alexandria Real Estate Equities, Inc.	5,550	460,650
American Campus Communities, Inc.	15,190	596,511
Apartment Investment & Management Co. - Class A	12,440	445,228
Associated Estates Realty Corp.	22,550	440,401
AvalonBay Communities, Inc.	2,490	388,042
BioMed Realty Trust, Inc.	57,370	1,246,076
Boston Properties, Inc.	2,390	302,933
Camden Property Trust	4,920	377,216
CatchMark Timber Trust, Inc. - Class A	58,200	680,940
CBS Outdoor Americas, Inc.	48,100	1,463,683
Chesapeake Lodging Trust	15,870	524,345
CoreSite Realty Corp.	11,330	419,437
Corporate Office Properties Trust	38,000	1,038,920
Crown Castle International Corp.	3,100	242,172
CubeSmart	13,210	278,071
DDR Corp.	21,250	385,475
Digital Realty Trust, Inc.	24,980	1,723,370
Duke Realty Corp.	20,830	394,937
DuPont Fabros Technology, Inc.	13,210	409,114
Education Realty Trust, Inc.	34,270	385,880
Equity Lifestyle Properties, Inc.	5,630	276,433
Equity One, Inc.	10,900	261,600
Equity Residential	5,960	414,578
Essex Property Trust, Inc.	2,090	421,678
Excel Trust, Inc.	19,340	251,420
Extra Space Storage, Inc.	4,140	240,782
Fibra Shop Portafolios Inmobiliarios SAPI de CV (Mexico)	135,400	183,902
General Growth Properties, Inc.	15,580	403,678
HCP, Inc.	14,610	642,402
Health Care REIT, Inc.	7,270	516,970
Healthcare Trust of America, Inc.	22,120	284,021
Home Properties, Inc.	4,130	265,600
Host Hotels & Resorts, Inc.	22,000	512,820
Inland Real Estate Corp.	24,660	261,643
Kimco Realty Corp.	27,560	687,622
Kite Realty Group Trust	19,757	511,509
Mack-Cali Realty Corp.	34,890	653,490
Mid-America Apartment Communities, Inc.	6,210	438,799
Pebblebrook Hotel Trust	13,490	574,674
Pennsylvania Real Estate Investment Trust	12,480	267,446
Physicians Realty Trust	54,950	842,933
Plum Creek Timber Co., Inc.	69,950	2,868,649
Potlatch Corp.	1,760	77,422
Public Storage	2,720	501,405
Rayonier, Inc.	1,730	57,903
Rouse Properties, Inc.	27,530	501,321
Saul Centers, Inc.	2,580	141,771
Scentre Group (Australia)*[1]	59,441	189,614
Simon Property Group, Inc.	8,050	1,442,641
Sovran Self Storage, Inc.	6,380	542,874
UDR, Inc.	13,400	405,082
Ventas, Inc.	7,030	481,625
Washington Prime Group, Inc.	20,465	360,798
Washington Real Estate Investment Trust	9,260	261,688
Westfield Corp. (Australia)[1]	99,610	699,962
Weyerhaeuser Co.	240,680	8,149,425

		38,263,629

Real Estate Management & Development - 0.3%
BR Malls Participacoes S.A. (Brazil)	15,400	123,677
Forest City Enterprises, Inc. - Class A*	18,200	380,198
Forestar Group, Inc.*	6,730	117,439
General Shopping Brasil S.A. (Brazil)*	85,740	233,563
Realogy Holdings Corp.*	103,190	4,231,822

		5,086,699

Total Financials		69,471,374

Health Care - 4.1%
Biotechnology - 0.0%##
Green Cross Corp. (South Korea)[1]	4,640	593,825

Health Care Equipment & Supplies - 0.1%
Baxter International, Inc.	9,160	642,482
Neogen Corp.*	3,720	163,308
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	571,800	578,224

		1,384,014

Health Care Providers & Services - 0.9%
Catamaran Corp.*	154,400	7,360,248
Express Scripts Holding Co.*	90,040	6,916,873
KPJ Healthcare Berhad (Malaysia)[1]	113,440	134,859
Life Healthcare Group Holdings Ltd. (South Africa)[1]	91,730	346,886

		14,758,866

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Technology - 1.0%
Cerner Corp.*	258,860	$16,396,192

Pharmaceuticals - 2.1%
AbbVie, Inc.	19,720	1,251,431
Eli Lilly & Co.	15,730	1,043,371
GlaxoSmithKline plc - ADR (United Kingdom)	42,874	1,950,338
Johnson & Johnson	103,560	11,161,697
Merck & Co., Inc.	41,340	2,395,240
Novartis AG - ADR (Switzerland)	30,510	2,827,972
Pfizer, Inc.	90,290	2,704,185
Roche Holding AG (Switzerland)[1]	4,330	1,277,790
Sanofi (France)[1]	25,380	2,302,981
Sanofi - ADR (France)	166,187	7,684,487
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	11,520	650,534

		35,250,026

Total Health Care		68,382,923

Industrials - 2.3%
Aerospace & Defense - 0.1%
The Boeing Co.	9,490	1,185,396
Lockheed Martin Corp.	4,480	853,754

		2,039,150

Air Freight & Logistics - 0.1%
United Parcel Service, Inc. - Class B	8,770	920,061

Airlines - 0.0%##
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)	56,710	293,191
Latam Airlines Group S.A. - ADR (Chile)*	23,445	286,029

		579,220

Commercial Services & Supplies - 0.1%
MiX Telematics Ltd. - ADR (South Africa)*	12,650	112,711
Rollins, Inc.	2,660	84,774
Waste Management, Inc.	45,110	2,205,428

		2,402,913

Electrical Equipment - 0.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	36,690	804,980
Emerson Electric Co.	11,950	765,517
Polypore International, Inc.*	2,240	98,381

		1,668,878

Industrial Conglomerates - 1.1%
3M Co.	11,360	1,746,828
General Electric Co.	553,295	14,280,544
Siemens AG - ADR (Germany)	13,940	1,571,596

		17,598,968

Machinery - 0.6%
AGCO Corp.	2,520	111,661
Caterpillar, Inc.	8,360	847,788
Deere & Co.	950	81,263
Donaldson Co., Inc.	16,440	683,575
FANUC Corp. (Japan)[1]	680	119,840
Illinois Tool Works, Inc.	7,530	685,607
Joy Global, Inc.	128,350	6,755,061
Kennametal, Inc.	1,300	50,193
KUKA AG (Germany)[1]	1,370	86,342
Pall Corp.	2,350	214,837
Pentair plc (United Kingdom)	2,690	180,365
Sany Heavy Equipment International Holdings Co. Ltd. (China)*[1]	521,950	115,688
Xylem, Inc.	5,350	194,526

		10,126,746

Marine - 0.0%##
Sinotrans Shipping Ltd. (China)*[1]	1,084,740	296,711

Professional Services - 0.0%##
SGS S.A. (Switzerland)[1]	30	65,956

Road & Rail - 0.1%
Kansas City Southern	990	121,562
Union Pacific Corp.	16,650	1,938,893

		2,060,455

Trading Companies & Distributors - 0.1%
Brenntag AG (Germany)[1]	3,230	156,725
Fastenal Co.	29,850	1,314,594

		1,471,319

Total Industrials		39,230,377

Information Technology - 5.5%
Communications Equipment - 1.0%
Cisco Systems, Inc.	110,870	2,712,989
Juniper Networks, Inc.	547,010	11,525,501
Palo Alto Networks, Inc.*	400	42,280
Qualcomm, Inc.	20,630	1,619,661
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	60,230	713,123

		16,613,554

Electronic Equipment, Instruments & Components - 0.0%##
Cognex Corp.*	1,950	77,142

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services - 1.0% eBay, Inc.*	155,030	$8,139,075
Google, Inc. - Class A*	7,500	4,259,025
Google, Inc. - Class C*	7,540	4,215,463
Qihoo 360 Technology Co. Ltd. - ADR (China)*	3,340	243,753
Tencent Holdings Ltd. (China)[1]	17,000	273,229
Youku Tudou, Inc. - ADR (China)*	8,130	159,348

		17,289,893

IT Services - 1.1%
Accenture plc - Class A	10,310	836,347
Automatic Data Processing, Inc.	8,690	710,668
Broadridge Financial Solutions, Inc.	19,750	867,617
InterXion Holding N.V. - ADR (Netherlands)*	4,500	123,030
MasterCard, Inc. - Class A	48,460	4,058,525
VeriFone Systems, Inc.*	129,950	4,841,937
Visa, Inc. - Class A	18,710	4,517,155
Xerox Corp.	149,990	1,991,867

		17,947,146

Semiconductors & Semiconductor Equipment - 0.2%
GCL-Poly Energy Holdings Ltd. (Hong Kong)*[1]	246,840	83,191
Intel Corp.	73,930	2,514,359
REC Silicon ASA (Norway)*[1]	135,840	54,308
Texas Instruments, Inc.	16,540	821,376

		3,473,234

Software - 0.7%
Aspen Technology, Inc.*	1,100	40,623
AVEVA Group plc (United Kingdom)[1]	6,410	157,502
CDK Global, Inc.*	2,896	97,306
Check Point Software Technologies Ltd. (Israel)*	590	43,807
Electronic Arts, Inc.*	190,960	7,823,631
Fortinet, Inc.*	1,540	40,117
Imperva, Inc.*	1,230	50,393
Microsoft Corp.	75,830	3,560,219
Nuance Communications, Inc.*	4,960	76,533
Proofpoint, Inc.*	940	41,398
Totvs S.A. (Brazil)	11,000	160,345

		12,091,874

Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	47,404	5,119,632
Canon, Inc. - ADR (Japan)	21,980	681,820
EMC Corp.	641,380	18,426,847
Samsung Electronics Co. Ltd. (South Korea)[1]	250	291,536
Stratasys Ltd.*	640	77,030

		24,596,865

Total Information Technology		92,089,708

Materials - 2.2%
Chemicals - 1.5%
The Dow Chemical Co.	44,350	2,190,890
Monsanto Co.	122,530	14,095,851
The Mosaic Co.	159,560	7,070,104
Novozymes A/S - Class B (Denmark)[1]	1,700	78,721
Potash Corp. of Saskatchewan, Inc. (Canada)	14,920	509,816
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	12,090	286,896
Syngenta AG (Switzerland)[1]	380	117,518
Tronox Ltd. - Class A	3,200	77,376
Umicore S.A. (Belgium)[1]	2,640	103,616
Wacker Chemie AG (Germany)[1]	730	88,461
Yingde Gases Group Co. Ltd. (China)[1]	229,000	178,813

		24,798,062

Containers & Packaging - 0.1%
Avery Dennison Corp.	37,880	1,774,678

Metals & Mining - 0.5%
Alcoa, Inc.	443,180	7,427,697
Alumina Ltd. (Australia)*[1]	82,440	119,150
Iluka Resources Ltd. (Australia)[1]	10,140	65,096
Impala Platinum Holdings Ltd. (South Africa)*[1]	26,570	193,792
Jastrzebska Spolka Weglowa S.A. (Poland)*[1]	19,840	170,497
Norsk Hydro ASA (Norway)[1]	10,520	58,901
Stillwater Mining Co.*	8,380	110,029
Teck Resources Ltd. - Class B (Canada)	3,480	54,914

		8,200,076

Paper & Forest Products - 0.1%
International Paper Co.	36,910	1,868,384

Total Materials		36,641,200

Telecommunication Services - 0.2%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	31,250	1,570,313

Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	19,910	486,003
China Mobile Ltd. (China)[1]	37,180	462,613

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
NTT DOCOMO, Inc. - ADR (Japan)	60,880	$1,027,046

		1,975,662

Total Telecommunication Services		3,545,975

Utilities - 0.2%
Electric Utilities - 0.1%
Exelon Corp	28,780	1,053,060
Northeast Utilities	15,390	759,497

		1,812,557

Multi-Utilities - 0.1%
CMS Energy Corp	28,120	918,680

Total Utilities		2,731,237

TOTAL COMMON STOCKS
(Identified Cost $518,760,548)		570,516,818

PREFERRED STOCKS - 0.2%
Financials - 0.2%
Banks - 0.1%
U.S. Bancorp., Series F (non-cumulative), 6.50%[3]	45,425	1,331,407

Insurance - 0.1%
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[3]	19,200	1,939,200

Real Estate Investment Trusts (REITS) - 0.0%##
Public Storage, Series Q, 6.50%	18,560	487,200

TOTAL PREFERRED STOCKS (Identified Cost $3,586,846)		3,757,807

CORPORATE BONDS - 29.2%
Convertible Corporate Bonds - 0.1%
Consumer Discretionary - 0.1%
Internet & Catalog Retail - 0.1%
The Priceline Group, Inc., 0.35%, 6/15/2020	1,265,000	1,434,194

Financials - 0.0%##
Real Estate Investment Trusts (REITS) - 0.0%##
BioMed Realty LP4, 3.75%, 1/15/2030	410,000	521,212

Total Convertible Corporate Bonds (Identified Cost $2,023,087)		1,955,406

Non-Convertible Corporate Bonds - 29.1%
Consumer Discretionary - 3.6%
Auto Components - 0.4%
Delphi Corp., 5.00%, 2/15/2023	1,570,000	1,681,863
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 3.50%, 3/15/2017	3,605,000	3,586,975

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Auto Components (continued)
Icahn Enterprises LP - Icahn
Enterprises Finance Corp., 5.875%, 2/1/2022	935,000	$960,713

		6,229,551

Automobiles - 0.4%
Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	500,000	563,705
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	3,030,000	3,315,517
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	1,825,000	2,280,774

		6,159,996

Diversified Consumer Services - 0.3%
Block Financial LLC, 5.50%, 11/1/2022	4,990,000	5,383,192
Crestview DS Merger Sub II, Inc., 10.00%, 9/1/2021	600,000	663,000

		6,046,192

Hotels, Restaurants & Leisure - 0.5%
International Game Technology, 7.50%, 6/15/2019	6,375,000	7,059,936
Yum! Brands, Inc., 6.25%, 4/15/2016	1,000,000	1,072,701

		8,132,637

Household Durables - 0.5%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[4], 6.125%, 7/1/2022	660,000	701,250

Newell Rubbermaid, Inc., 4.70%, 8/15/2020	1,400,000	1,510,151
NVR, Inc., 3.95%, 9/15/2022	1,070,000	1,094,027
Tupperware Brands Corp., 4.75%, 6/1/2021	4,105,000	4,369,896
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	745,000	730,100

		8,405,424

Media - 1.3%
21st Century Fox America, Inc., 6.90%, 3/1/2019	1,255,000	1,492,392
Cogeco Cable, Inc. (Canada)[4], 4.875%, 5/1/2020	1,005,000	1,005,000
Columbus International, Inc. (Barbados)[4], 7.375%, 3/30/2021	570,000	604,200
Comcast Corp., 5.15%, 3/1/2020	500,000	570,618
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	3,140,000	3,511,201
Discovery Communications LLC, 5.05%, 6/1/2020	2,880,000	3,201,342
Gannett Co., Inc.[4], 4.875%, 9/15/2021	970,000	977,275

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Sirius XM Radio, Inc.[4], 4.25%, 5/15/2020	975,000	$969,516
Time Warner, Inc., 4.875%, 3/15/2020	5,060,000	5,576,869
Time Warner, Inc., 4.75%, 3/29/2021	3,370,000	3,706,902
The Walt Disney Co., 2.75%, 8/16/2021	400,000	407,198

		22,022,513

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	1,575,000	1,510,231
Target Corp., 3.875%, 7/15/2020	535,000	575,908

		2,086,139

Specialty Retail - 0.1%
The TJX Companies, Inc., 2.75%, 6/15/2021	1,525,000	1,522,487

Textiles, Apparel & Luxury Goods - 0.0%##
VF Corp., 5.95%, 11/1/2017	485,000	551,627

Total Consumer Discretionary		61,156,566

Consumer Staples - 0.8%
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	1,215,000	1,473,458
Beam Suntory, Inc., 1.75%, 6/15/2018	1,308,000	1,296,942
PepsiCo, Inc., 5.00%, 6/1/2018	110,000	122,372
Pernod-Ricard S.A. (France)[4], 5.75%, 4/7/2021	1,365,000	1,561,758
SABMiller plc (United Kingdom)[4], 6.50%, 7/15/2018	1,170,000	1,348,042

		5,802,572

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	940,000	940,000
KeHE Distributors LLC - KeHE Finance Corp.[4], 7.625%, 8/15/2021	735,000	780,937
Shearer’s Foods LLC - Chip Finance Corp.[4], 9.00%, 11/1/2019	680,000	748,000

		2,468,937

Food Products - 0.1%
General Mills, Inc., 5.65%, 2/15/2019	375,000	429,369
Pinnacle Operating Corp.[4], 9.00%, 11/15/2020	880,000	948,200

		1,377,569

Household Products - 0.2%
Energizer Holdings, Inc., 4.70%, 5/19/2021	1,300,000	1,327,863
Harbinger Group, Inc., 7.875%, 7/15/2019	815,000	882,237
Harbinger Group, Inc., 7.75%, 1/15/2022	800,000	812,000

		3,022,100

Tobacco - 0.0%##
Vector Group Ltd., 7.75%, 2/15/2021	725,000	785,719

Total Consumer Staples		13,456,897

Energy - 1.4%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc., 7.50%, 11/15/2018	1,235,000	1,493,203
Calfrac Holdings LP (Canada)[4], 7.50%, 12/1/2020	970,000	989,400
Parker Drilling Co., 6.75%, 7/15/2022	1,020,000	928,200
Schlumberger Oilfield plc[4], 4.20%, 1/15/2021	450,000	490,937
Seventy Seven Operating LLC, 6.625%, 11/15/2019	625,000	618,750
Shelf Drilling Holdings Ltd. (United Arab Emirates)[4], 8.625%, 11/1/2018	880,000	869,000
US Shale Solutions, Inc.[4], 12.50%, 9/1/2017	485,000	436,500
Weatherford International Ltd., 9.625%, 3/1/2019	3,425,000	4,376,790

		10,202,780

Oil, Gas & Consumable Fuels - 0.8%
Buckeye Partners LP, 4.15%, 7/1/2023	1,145,000	1,150,653
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021	860,000	713,800
FTS International, Inc.[4], 6.25%, 5/1/2022	610,000	576,450
Ithaca Energy, Inc. (United Kingdom)[4], 8.125%, 7/1/2019	885,000	761,100
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020	1,190,000	1,245,037
Petrobras Global Finance B.V. (Brazil)[5], 1.852%, 5/20/2016	4,115,000	4,115,000
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	1,345,000	1,486,629
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019	2,400,000	2,915,760
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	895,000	937,513

		13,901,942

Total Energy		24,104,722

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials - 17.3%
Banks - 5.8%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)[5], 9.00%, 5/29/2049		1,600,000	$1,729,280
Banco Santander S.A. (Spain)[5], 6.375%, 5/29/2049		1,600,000	1,572,400
Bank of America Corp., 6.50%, 8/1/2016		2,000,000	2,180,906
Bank of America Corp., 5.75%, 8/15/2016		1,425,000	1,534,865
Bank of America Corp., 6.875%, 4/25/2018		7,420,000	8,583,248
Bank of America Corp., 7.625%, 6/1/2019		2,315,000	2,807,956
Bank of Montreal (Canada)[4], 2.625%, 1/25/2016		2,965,000	3,036,400
Bank of Montreal (Canada)[4], 1.95%, 1/30/2017		5,000,000	5,098,780
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020		1,060,000	1,151,997
Barclays Bank plc (United Kingdom)[4], 10.179%, 6/12/2021		1,100,000	1,476,939
Barclays plc (United Kingdom)[5], 6.625%, 6/29/2049		900,000	861,300
BBVA Bancomer S.A. (Mexico)[4], 6.75%, 9/30/2022		1,460,000	1,653,450
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015		10,165,000	10,532,007
BPCE S.A. (France)[5], 2.84%, 7/29/2049		1,460,000	1,278,011
Canadian Imperial Bank of Commerce (Canada)[4], 2.75%, 1/27/2016		1,450,000	1,488,518
Citigroup, Inc., 5.85%, 8/2/2016		2,200,000	2,374,750
Citigroup, Inc., 8.50%, 5/22/2019		3,709,000	4,653,753
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	300,000	278,721
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A. (Netherlands)[5], 8.40%, 11/29/2049		1,100,000	1,210,000
HSBC Bank plc (United Kingdom)[4], 1.50%, 5/15/2018		2,115,000	2,086,361
HSBC Finance Corp., 6.676%, 1/15/2021		1,300,000	1,532,028
HSBC USA Capital Trust I (United Kingdom)[4], 7.808%, 12/15/2026		400,000	404,936
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,975,000	2,056,137
Intesa Sanpaolo S.p.A. (Italy)[4], 6.50%, 2/24/2021		1,400,000	1,624,465
Intesa Sanpaolo S.p.A. (Italy)[4], 5.017%, 6/26/2024		1,640,000	1,602,795
JPMorgan Chase & Co., 3.15%, 7/5/2016		4,300,000	4,447,658
JPMorgan Chase & Co., 6.30%, 4/23/2019		500,000	580,251
JPMorgan Chase & Co., 4.95%, 3/25/2020		1,255,000	1,393,467
Lloyds Bank plc (United Kingdom)[4], 6.50%, 9/14/2020		3,200,000	3,700,931
Lloyds Bank plc (United Kingdom)[5], 9.875%, 12/16/2021		1,247,000	1,434,050
National City Corp., 6.875%, 5/15/2019		6,630,000	7,846,114
Popular, Inc., 7.00%, 7/1/2019		1,270,000	1,279,525
Royal Bank of Canada (Canada), 3.27%, 11/10/2014	CAD	225,000	199,666
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	CAD	355,000	317,117
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	340,000	319,881
Royal Bank of Scotland Group plc (United Kingdom)[5], 1.173%, 3/31/2017		3,075,000	3,085,191
The Royal Bank of Scotland plc (United Kingdom)[5], 9.50%, 3/16/2022		555,000	634,309
Santander Bank N.A. (Spain), 8.75%, 5/30/2018		1,225,000	1,482,121
Santander Holdings USA, Inc., 4.625%, 4/19/2016		220,000	231,412
Santander Holdings USA, Inc., 3.45%, 8/27/2018		1,600,000	1,669,200
The Toronto-Dominion Bank (Canada)[4], 1.625%, 9/14/2016		5,555,000	5,639,958
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	300,000	278,971

			97,349,825

Capital Markets - 3.4%
Credit Suisse AG (Switzerland)[4], 2.60%, 5/27/2016		6,145,000	6,329,805
Goldman Sachs Capital II5, 4.00%, 12/29/2049		1,500,000	1,128,000
The Goldman Sachs Group, Inc., 3.625%, 2/7/2016		5,400,000	5,572,924
The Goldman Sachs Group, Inc., 5.95%, 1/18/2018		950,000	1,063,667
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		2,110,000	2,384,300
The Goldman Sachs Group, Inc.[5], 1.332%, 11/15/2018		6,350,000	6,415,011
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020		6,125,000	6,868,054
The Goldman Sachs Group, Inc.[5], 1.836%, 11/29/2023		1,415,000	1,460,607
The Goldman Sachs Group, Inc., Series D, 6.00%, 6/15/2020		1,150,000	1,322,513
Morgan Stanley, 3.80%, 4/29/2016		5,405,000	5,617,881
Morgan Stanley, 2.125%, 4/25/2018		5,900,000	5,916,343
Morgan Stanley, 5.50%, 1/26/2020		2,650,000	2,987,374

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Morgan Stanley, 5.75%, 1/25/2021	5,955,000	$6,837,876
Scottrade Financial Services, Inc.[4], 6.125%, 7/11/2021	350,000	367,646
UBS AG (Switzerland)[5], 7.25%, 2/22/2022	1,455,000	1,573,655
UBS AG (Switzerland), 7.625%, 8/17/2022	830,000	979,529
UBS AG (Switzerland)[5], 4.75%, 5/22/2023	975,000	985,969

		57,811,154

Consumer Finance - 0.6%
Ally Financial, Inc., 6.75%, 12/1/2014	545,000	546,635
American Express Co.[5], 6.80%, 9/1/2066	2,190,000	2,321,181
Capital One Bank USA National Association, 2.15%, 11/21/2018	650,000	647,782
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	770,000	912,227
CNG Holdings, Inc.[4], 9.375%, 5/15/2020	820,000	617,050
Discover Bank, 4.20%, 8/8/2023	1,120,000	1,173,486
Navient Corp., 6.00%, 1/25/2017	3,060,000	3,228,300
Navient Corp., 6.125%, 3/25/2024	920,000	949,909

		10,396,570

Diversified Financial Services - 1.9%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	1,775,000	2,063,427
CME Group, Inc., 3.00%, 9/15/2022	1,040,000	1,045,062
General Electric Capital Corp., 5. 30%, 2/11/2021	1,450,000	1,646,708
General Electric Capital Corp.[5], 0.612%, 5/5/2026	2,385,000	2,276,509
General Electric Capital Corp.[5], 7.125%, 12/29/2049	2,605,000	3,034,825
ING Bank N.V. (Netherlands)[4], 5.80%, 9/25/2023	2,200,000	2,448,428
ING Bank N.V. (Netherlands)[5], 4.125%, 11/21/2023	1,650,000	1,690,309
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020	790,000	786,050
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.50%, 4/15/2021	1,045,000	1,039,775
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 6.875%, 4/15/2022	590,000	570,825
Jefferies Group LLC, 5.125%, 4/13/2018	820,000	888,721
Jefferies Group LLC, 8.50%, 7/15/2019	3,380,000	4,192,552
Jefferies Group LLC, 6.875%, 4/15/2021	4,500,000	5,270,310
Voya Financial, Inc., 2.90%, 2/15/2018	3,065,000	3,151,197
Voya Financial, Inc., 5.50%, 7/15/2022	1,015,000	1,144,281

		31,248,979

Insurance - 3.1%
Aegon N.V. (Netherlands)[5], 2.549%, 7/29/2049	2,195,000	1,959,037
American International Group, Inc., 6.40%, 12/15/2020	800,000	955,320
American International Group, Inc., 4.875%, 6/1/2022	9,095,000	10,144,472
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	3,445,000	3,585,329
AXA S.A. (France)[5], 2.663%, 8/29/2049	2,900,000	2,624,500
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,725,000	1,918,178
First American Financial Corp., 4.30%, 2/1/2023	1,145,000	1,158,421
Genworth Holdings, Inc., 7.70%, 6/15/2020	942,000	1,130,840
Genworth Holdings, Inc., 7.625%, 9/24/2021	10,245,000	12,487,753
Genworth Holdings, Inc.[5], 6.15%, 11/15/2066	4,095,000	3,501,225
The Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	9,035,000	10,096,414
Prudential Financial, Inc.[5], 5.875%, 9/15/2042	1,680,000	1,780,800

		51,342,289

Real Estate Investment Trusts (REITS) - 2.3%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/2023	860,000	853,840
American Tower Corp., 3.40%, 2/15/2019	5,090,000	5,206,261
American Tower Trust I4, 1.551%, 3/15/2018	985,000	978,050
BioMed Realty LP, 3.85%, 4/15/2016	115,000	119,561
Boston Properties LP, 5.875%, 10/15/2019	3,270,000	3,772,262
Camden Property Trust, 5.70%, 5/15/2017	2,270,000	2,507,192
Corrections Corp. of America, 4.125%, 4/1/2020	940,000	925,900
Digital Realty Trust LP, 5.875%, 2/1/2020	1,300,000	1,452,567
Digital Realty Trust LP, 5.25%, 3/15/2021	880,000	964,479
DuPont Fabros Technology LP, 5.875%, 9/15/2021	930,000	967,200
HCP, Inc., 6.70%, 1/30/2018	3,455,000	3,979,041
Health Care REIT, Inc., 6.20%, 6/1/2016	520,000	562,282

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Health Care REIT, Inc., 4.95%, 1/15/2021	4,100,000	$4,500,115
Hospitality Properties Trust, 6.70%, 1/15/2018	1,595,000	1,777,774
Mack-Cali Realty LP, 7.75%, 8/15/2019	370,000	441,684
Qualitytech LP - QTS Finance Corp.[4], 5.875%, 8/1/2022	635,000	638,175
Rialto Holdings LLC - Rialto Corp.[4], 7.00%, 12/1/2018	880,000	899,800
Simon Property Group LP, 10.35%, 4/1/2019	5,660,000	7,492,125
UDR, Inc., 4.625%, 1/10/2022	730,000	787,609

		38,825,917

Real Estate Management & Development - 0.0%##

Forestar USA Real Estate Group, Inc.[4], 8.50%, 6/1/2022	595,000	608,387

Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	900,000	951,750
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	800,000	793,000
Prospect Holding Co. LLC - Prospect Holding Finance Co.[4], 10.25%, 10/1/2018	610,000	549,000
Provident Funding Associates LP - PFG Finance Corp.[4], 6.75%, 6/15/2021	555,000	553,613

		2,847,363

Total Financials		290,430,484

Health Care - 0.5%
Biotechnology - 0.1%

Amgen, Inc., 2.20%, 5/22/2019	1,525,000	1,513,319

Health Care Equipment & Supplies - 0.0%##

Halyard Health, Inc.[4], 6.25%, 10/15/2022	625,000	639,063

Health Care Providers & Services - 0.2%
Express Scripts Holding Co., 4.75%, 11/15/2021	1,250,000	1,372,721
Fresenius Medical Care US Finance, Inc. (Germany)[4], 6.50%, 9/15/2018	1,130,000	1,251,475
Fresenius US Finance II, Inc. (Germany)[4], 9.00%, 7/15/2015	800,000	832,000
UnitedHealth Group, Inc., 2.75%, 2/15/2023	630,000	613,997

		4,070,193

Pharmaceuticals - 0.2%
Novartis Securities Investment Ltd. (Switzerland), 5.125%, 2/10/2019	595,000	671,691
Roche Holdings, Inc. (Switzerland)4, 6.00%, 3/1/2019	1,694,000	1,957,315

		2,629,006

Total Health Care		8,851,581

Industrials - 2.4%
Aerospace & Defense - 0.4%
DigitalGlobe, Inc.[4], 5.25%, 2/1/2021	991,000	963,747
Honeywell International, Inc., 5.30%, 3/1/2018	405,000	454,267
L-3 Communications Corp., 3.95%, 11/15/2016	1,935,000	2,036,280
Textron, Inc., 5.60%, 12/1/2017	3,150,000	3,489,857
Textron, Inc., 7.25%, 10/1/2019	350,000	417,926

		7,362,077

Air Freight & Logistics - 0.0%##

Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[4,6], 10.00%, 2/15/2018	500,000	515,000

Airlines - 0.6%
Allegiant Travel Co., 5.50%, 7/15/2019	925,000	945,813
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	2,657,271	2,836,636
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B4, 6.375%, 1/2/2016	912,000	950,760
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	2,370,000	2,470,725
Gol LuxCo S.A. (Brazil)[4], 8.875%, 1/24/2022	955,000	938,287
Southwest Airlines Co., 5.75%, 12/15/2016	1,070,000	1,167,119
United Continental Holdings, Inc., 6.375%, 6/1/2018	730,000	762,850

		10,072,190

Commercial Services & Supplies - 0.1%

Modular Space Corp.[4], 10.25%, 1/31/2019	890,000	907,800

Construction & Engineering - 0.1%

Abengoa Finance S.A.U. (Spain)[4], 7.75%, 2/1/2020	750,000	783,750

Machinery - 0.4%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	3,190,000	3,229,875
CNH Industrial Capital LLC, 6.25%, 11/1/2016	835,000	883,013

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery (continued)
Joy Global, Inc., 5.125%, 10/15/2021	480,000	$524,976
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[4], 8.875%, 8/1/2020	905,000	979,663
Waterjet Holdings, Inc.[4], 7.625%, 2/1/2020	755,000	788,975

		6,406,502

Road & Rail - 0.0%##
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	105,000	107,518
Union Pacific Corp., 5.65%, 5/1/2017	175,000	192,075

		299,593

Trading Companies & Distributors - 0.8%
Air Lease Corp., 3.375%, 1/15/2019	1,910,000	1,933,875
Aircastle Ltd., 4.625%, 12/15/2018	790,000	801,850
Aviation Capital Group Corp.[4], 3.875%, 9/27/2016	3,220,000	3,307,803
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	890,000	916,700
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	960,000	955,200
International Lease Finance Corp., 8.625%, 9/15/2015	500,000	525,000
International Lease Finance Corp., 5.75%, 5/15/2016	1,095,000	1,141,537
International Lease Finance Corp.[5], 2.184%, 6/15/2016	1,980,000	1,972,575
International Lease Finance Corp., 8.75%, 3/15/2017	1,700,000	1,912,500

		13,467,040

Total Industrials		39,813,952

Information Technology - 0.8%
Internet Software & Services - 0.1%
Tencent Holdings Ltd. (China)[4], 3.375%, 5/2/2019	1,465,000	1,489,586

IT Services - 0.1%
Xerox Corp., 2.80%, 5/15/2020	1,500,000	1,482,282

Semiconductors & Semiconductor Equipment - 0.1%
Xilinx, Inc., 3.00%, 3/15/2021	2,195,000	2,204,454

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc., 2.40%, 5/3/2023	920,000	887,614
EMC Corp., 2.65%, 6/1/2020	2,515,000	2,479,186
Hewlett-Packard Co., 5.40%, 3/1/2017	850,000	924,474
Hewlett-Packard Co., 5.50%, 3/1/2018	330,000	367,967
Hewlett-Packard Co.[5], 1.17%, 1/14/2019	2,840,000	2,829,623

		7,488,864

Total Information Technology		12,665,186

Materials - 1.3%
Chemicals - 0.3%
Consolidated Energy Finance S.A. (Luxembourg)[4], 6.75%, 10/15/2019	940,000	958,800
The Dow Chemical Co., 8.55%, 5/15/2019	2,390,000	3,010,181
Lyondellbasell Industries N.V., 5.00%, 4/15/2019	500,000	551,189
The Mosaic Co., 4.25%, 11/15/2023	695,000	729,007

		5,249,177

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[4,5], 3.234%, 12/15/2019	925,000	904,187
PaperWorks Industries, Inc.[4], 9.50%, 8/15/2019	625,000	639,063

		1,543,250

Metals & Mining - 0.8%
ArcelorMittal (Luxembourg), 10.35%, 6/1/2019	785,000	969,475
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,535,000	1,820,693
Freeport-McMoRan Oil & Gas LLC - FCX Oil & Gas, Inc., 6.125%, 6/15/2019	1,575,000	1,722,656
Freeport-McMoRan Oil & Gas LLC - FCX Oil & Gas, Inc., 6.50%, 11/15/2020	2,684,000	2,930,928
Freeport-McMoRan, Inc., 3.10%, 3/15/2020	80,000	79,729
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	1,490,000	1,552,336
Rio Tinto Finance USA plc (United Kingdom), 1.375%, 6/17/2016	1,400,000	1,410,527
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[4], 7.375%, 2/1/2020	850,000	888,250
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	1,020,000	1,010,635

		12,385,229

Paper & Forest Products - 0.1%
Domtar Corp., 4.40%, 4/1/2022	1,465,000	1,497,510

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products (continued)
International Paper Co., 7.50%, 8/15/2021	620,000	$775,669

		2,273,179

Total Materials		21,450,835

Telecommunication Services - 0.8%
Diversified Telecommunication Services - 0.2%
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	2,550,000	2,843,449

Wireless Telecommunication Services - 0.6%
Altice Financing S.A. (Luxembourg)[4], 6.50%, 1/15/2022	875,000	899,063
America Movil S.A.B. de C.V. (Mexico), 5.00%, 3/30/2020	2,250,000	2,480,287
CPI International, Inc., 8.75%, 2/15/2018	590,000	612,125
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	390,000	450,592
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	224,000	247,205
SBA Tower Trust[4], 5.101%, 4/17/2017	200,000	212,060
SBA Tower Trust[4], 2.933%, 12/15/2017	1,785,000	1,808,832
SBA Tower Trust[4], 3.598%, 4/15/2018	2,505,000	2,521,167
UPCB Finance VI Ltd. (Netherlands)[4], 6.875%, 1/15/2022	840,000	917,700

		10,149,031

Total Telecommunication Services		12,992,480

Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
AES Corp.[5], 3.234%, 6/1/2019	795,000	790,776
ContourGlobal Power Holdings S.A. (France)[4], 7.125%, 6/1/2019	945,000	947,363
NRG Energy, Inc., 6.25%, 7/15/2022	875,000	914,375
RJS Power Holdings LLC[4], 5.125%, 7/15/2019	615,000	611,925

Total Utilities		3,264,439

Total Non-Convertible Corporate Bonds
(Identified Cost $476,971,747)		488,187,142

TOTAL CORPORATE BONDS
(Identified Cost $478,994,834)		490,142,548

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)
MUTUAL FUNDS - 0.5%
Direxion Daily 20 Year Plus Treasury Bear 3x Shares*	51,396	2,003,930
ProShares Short 20+ Year Treasury*	260,771	7,017,348

TOTAL MUTUAL FUNDS
(Identified Cost $10,069,929)		9,021,278

U.S. TREASURY SECURITIES - 3.1%

U.S. Treasury Notes - 3.1%
U.S. Treasury Note, 0.25%, 10/31/2015	20,000,000	20,020,320
U.S. Treasury Note, 0.875%, 5/15/2017	16,000,000	16,047,504
U.S. Treasury Note, 0.875%, 6/15/2017	15,000,000	15,033,990

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $51,060,976)		51,101,814

ASSET-BACKED SECURITIES - 0.6%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[4], 1.639%, 2/15/2021	2,016,345	2,018,865
AmeriCredit Automobile Receivables Trust, Series 2012-5, Class A3, 0.62%, 6/8/2017	885,634	885,881
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A4, 2.20%, 9/16/2019	522,765	524,439
Enterprise Fleet Financing LLC, Series 2014-2, Class A3[4], 1.64%, 3/20/2020	1,975,000	1,982,912
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	847,979	869,789
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[4], 5.29%, 3/25/2016	141,667	143,080
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	300,000	309,495
SpringCastle America Funding LLC, Series 2014-AA, Class A4, 2.70%, 5/25/2023	2,750,000	2,752,123

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $9,439,968)		9,486,584

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.5%

Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	340,765	$357,384
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[5], 5.918%, 5/10/2045	100,000	105,100
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	1,233,790	1,303,256
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	634,421	647,322
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[5], 5.891%, 9/11/2038	584,435	619,047
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	791,559	839,530
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM5, 5.568%, 10/12/2041	1,920,000	2,054,839
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[4], 3.759%, 4/15/2044	628,799	650,352
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[5], 5.40%, 7/15/2044	389,094	397,931
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[4], 3.156%, 7/10/2046	221,118	224,190
Commercial Mortgage Trust, Series 2006-GG7, Class A4[5], 6.014%, 7/10/2038	424,935	449,951
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[4,5], 2.50%, 5/25/2043	2,325,188	2,212,561
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[4,5], 2.13%, 2/25/2043	2,020,623	1,882,146
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[4], 3.742%, 11/10/2046	793,960	817,971
Extended Stay America Trust, Series 2013-ESH7, Class A27[4], 2.958%, 12/5/2031	2,015,000	2,045,193
Fannie Mae Interest Strip, Series 398, Class C3 (IO), 4.50%, 5/25/2039	1,731,885	283,462
Fannie Mae Interest Strip, Series 402, Class 3 (IO), 4.00%, 11/25/2039	9,435,798	1,818,133
Fannie Mae Interest Strip, Series 406, Class 7 (IO), 4.50%, 1/25/2041	8,263,872	1,684,396
Fannie Mae Interest Strip, Series 408, Class C1 (IO), 4.00%, 12/25/2040	1,419,521	272,036
Fannie Mae Interest Strip, Series 409, Class C15 (IO), 4.00%, 11/25/2039	9,753,072	1,912,643
Fannie Mae Interest Strip, Series 413, Class C32 (IO), 4.00%, 1/25/2039	10,934,896	2,116,471
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,514,092	1,517,276
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[5], 1.634%, 8/25/2020	25,337,806	1,611,687
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[5], 1.419%, 4/25/2021	2,966,374	198,136
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[5], 1.722%, 10/25/2021	7,148,082	625,035
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[5], 1.582%, 12/25/2021	9,126,229	734,716
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[5], 1.64%, 6/25/2022	16,280,337	1,476,871
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[5], 0.337%, 4/25/2023	81,192,767	1,296,161
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[5], 0.237%, 5/25/2023	50,786,007	472,005
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[5], 1.723%, 10/25/2018	11,059,942	605,488
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,770,000	1,765,251

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac REMICS, Series 4125, Class SH (IO)[5], 5.995%, 11/15/2042	2,384,561	$490,209
Freddie Mac REMICS, Series 4132, Class IO (IO), 4.50%, 11/15/2042	1,406,544	283,233
Freddie Mac REMICs, Series 4314, Class SE (IO)[5], 5.895%, 3/15/2044	12,074,966	2,211,204
FREMF Mortgage Trust, Series 2011-K701, Class B4,5, 4.436%, 7/25/2048	875,000	920,727
FREMF Mortgage Trust, Series 2011-K702, Class B4,5, 4.936%, 4/25/2044	1,250,000	1,338,159
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[4], 0.10%, 6/25/2046	217,882,753	1,395,757
FREMF Mortgage Trust, Series 2013-K502, Class B4,5, 2.841%, 3/25/2045	1,725,000	1,744,957
FREMF Mortgage Trust, Series 2013-K712, Class B4,5, 3.484%, 5/25/2045	1,160,000	1,169,635
FREMF Mortgage Trust, Series 2014-K716, Class B4,5, 4.086%, 8/25/2047	375,000	383,862
Ginnie Mae, Series 2009-121, Class QI (IO), 4.50%, 12/20/2039	6,746,876	1,464,610
Ginnie Mae, Series 2012-50, Class IO (IO), 4.00%, 4/20/2042	3,996,123	632,749
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[4], 3.849%, 12/10/2043	1,028,135	1,066,270
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4[5], 5.419%, 1/12/2043	1,210,000	1,248,431
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AM5, 5.46%, 1/12/2043	535,000	553,546
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4[5], 5.404%, 12/15/2044	325,000	333,803
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[5], 6.057%, 4/15/2045	1,075,000	1,133,109
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[4,5], 3.00%, 3/25/2043	1,699,723	1,682,991
JP Morgan Mortgage Trust, Series 2013-2, Class A2[4,5], 3.50%, 5/25/2043	2,035,688	2,063,730
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[4,5], 3.00%, 6/25/2029	2,340,728	2,399,641
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[4], 2.767%, 1/20/2041	360,000	363,697
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A5, 5.23%, 9/15/2042	479,504	489,778
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[4], 3.884%, 9/15/2047	700,000	718,888
Motel 6 Trust, Series 2012-MTL6, Class A2[4], 1.948%, 10/5/2025	1,275,000	1,273,744
Resource Capital Corp., Series 2013-CRE1, Class A (Cayman Islands)[4,5], 1.455%, 12/15/2028	1,014,839	1,015,525
SCG Trust, Series 2013-SRP1, Class AJ4,5, 2.105%, 11/15/2026	4,050,000	4,062,385
Sequoia Mortgage Trust, Series 2013-2, Class A1[5], 1.874%, 2/25/2043	1,595,593	1,428,553
Sequoia Mortgage Trust, Series 2013-7, Class A2[5], 3.00%, 6/25/2043	1,470,380	1,440,283
Sequoia Mortgage Trust, Series 2013-8, Class A1[5], 3.00%, 6/25/2043	1,988,228	1,952,110
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028	155,000	166,550
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[5], 5.417%, 10/15/2044	81,177	83,245
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM5, 5.494%, 12/15/2044	1,250,000	1,298,225
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[5], 6.011%, 6/15/2045	955,000	1,014,707
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043	265,000	288,688
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[4], 3.791%, 2/15/2044	1,470,000	1,510,188
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[4,5], 4.869%, 2/15/2044	1,225,000	1,369,021

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,815,000	$1,835,673

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $77,955,968)			75,824,423

FOREIGN GOVERNMENT BONDS - 2.4%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	330,000,000	625,031
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2019	BRL	1,250,000	485,222
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		600,000	771,000
Canada Housing Trust No. 1 (Canada)[4], 4.10%, 12/15/2018	CAD	295,000	286,713
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	1,250,000	1,119,272
Indonesia Treasury Bond (Indonesia), 7.875%, 4/15/2019	IDR	10,500,000,000	869,714
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	230,000	356,679
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	480,000	752,731
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	565,000	886,778
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	77,000,000	689,335
Korea Treasury Bond (South Korea), 4.50%, 3/10/2015	KRW	720,000,000	679,361
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	370,000,000	349,686
Malaysia Government Bond (Malaysia), 3.172%, 7/15/2016	MYR	3,570,000	1,079,751
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	1,775,000	547,031
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	12,329,000	963,006
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	4,560,000	362,203
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	8,250,000	626,887
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	8,000,000	672,995
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	3,000,000	234,194
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	5,500,000	427,542
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,000,000	82,779
Province of Manitoba Canada (Canada), 4.90%, 12/6/2016		1,620,000	1,759,871
Province of New Brunswick Canada (Canada), 5.20%, 2/21/2017		3,500,000	3,843,683
Province of Nova Scotia Canada (Canada), 5.125%, 1/26/2017		1,250,000	1,368,304
Province of Ontario Canada (Canada), 2.30%, 5/10/2016		7,315,000	7,503,347
Province of Quebec Canada (Canada), 5.125%, 11/14/2016		6,600,000	7,182,127
Russian Foreign Bond - Eurobond (Russia)[4], 5.00%, 4/29/2020		800,000	824,096
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	650,000	532,816
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	250,000	350,153
Spain Government Bond (Spain), 4.00%, 4/30/2020	EUR	390,000	562,046
Spain Government Bond (Spain)[4], 5.40%, 1/31/2023	EUR	575,000	921,236
United Kingdom Gilt (United Kingdom), 2.00%, 1/22/2016	GBP	650,000	1,057,820
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	290,000	463,651
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	365,000	657,703

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $39,596,561)			39,894,763

MUNICIPAL BONDS - 0.2%

Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2022		500,000	437,950
Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2023		2,215,000	1,914,956

TOTAL MUNICIPAL BONDS
(Identified Cost $2,478,054)			2,352,906

U.S. GOVERNMENT AGENCIES - 15.2%

Mortgage-Backed Securities - 6.5%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		932,225	1,019,253
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		86,433	94,514
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		113,965	125,214

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	637,165	$699,771
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	144,510	158,840
Fannie Mae, Pool #888815, 4.50%, 11/1/2022	104,000	110,363
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	1,095,351	1,203,162
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024	84,451	91,313
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024	218,649	236,482
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	85,456	94,174
Fannie Mae, Pool #AO6562, 3.00%, 6/1/2027	265,094	275,767
Fannie Mae, Pool #AP0000, 3.50%, 7/1/2027	594,755	629,598
Fannie Mae, Pool #AB7722, 3.50%, 1/1/2028	406,868	430,319
Fannie Mae, Pool #AR5986, 3.00%, 2/1/2028	155,052	161,562
Fannie Mae, Pool #AB8457, 3.50%, 2/1/2028	719,329	760,790
Fannie Mae, Pool #AR6002, 3.00%, 3/1/2028	257,627	268,208
Fannie Mae, Pool #AR8950, 3.00%, 3/1/2028	371,149	385,881
Fannie Mae, Pool #MA1423, 3.50%, 4/1/2028	163,848	173,292
Fannie Mae, Pool #AT8059, 2.50%, 7/1/2028	1,967,496	2,005,206
Fannie Mae, Pool #AU1270, 2.50%, 7/1/2028	959,680	978,072
Fannie Mae, Pool #AU1783, 2.50%, 8/1/2028	1,280,625	1,305,172
Fannie Mae, Pool #AS0945, 2.50%, 11/1/2028	1,556,552	1,586,388
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	1,549,988	1,691,950
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	1,686,240	1,840,860
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	77,667	84,265
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	1,308,746	1,463,712
Fannie Mae, Pool #886904, 6.50%, 9/1/2036	123,362	140,007
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	409,031	463,129
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	452,159	504,391
Fannie Mae, Pool #256673, 5.50%, 4/1/2037	2,593,769	2,897,337
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	201,339	224,597
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	556,592	631,243
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	1,922,698	2,183,706
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	46,693	51,694
Fannie Mae, Pool #972107, 5.00%, 2/1/2038	96,737	107,581
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	61,164	67,714
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	1,156,265	1,289,834
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	1,159,539	1,312,468
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	146,628	162,331
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	144,218	160,518
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	1,313,258	1,464,963
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	1,134,080	1,282,865
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	1,855,935	2,101,336
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	857,666	969,478
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	30,771	34,782
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	112,067	126,677
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	207,927	235,034
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	211,624	239,759
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	127,483	144,103
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	68,515	77,447
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	26,109	29,513
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	111,018	122,908
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	154,459	171,001

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	2,443,450	$2,725,749
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	1,318,102	1,470,366
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	188,706	210,194
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	1,757,458	1,909,987
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	485,788	541,905
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	1,662,596	1,887,002
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	344,814	392,900
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	173,183	191,731
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	325,056	360,264
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	2,618,304	2,844,658
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	147,260	163,190
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	253,677	281,189
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	2,793,520	3,116,222
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	2,084,925	2,356,731
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	667,894	754,966
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	2,703,914	3,056,417
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	1,577,204	1,785,770
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	3,851,802	4,361,895
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,642,475	1,785,967
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	705,211	766,010
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	509,837	553,708
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,683,168	1,829,222
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	427,482	463,963
Fannie Mae, Pool #AL3454, 3.00%, 4/1/2043	1,888,585	1,900,468
Fannie Mae, Pool #AT3045, 3.00%, 4/1/2043	447,338	450,153
Fannie Mae, Pool #AB9782, 3.00%, 7/1/2043	1,034,079	1,039,941
Fannie Mae, Pool #MA1489, 3.00%, 7/1/2043	943,837	945,682
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	361,780	385,822
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	139,270	153,137
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	101,873	111,782
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	139,447	154,053
Freddie Mac, Pool #J22427, 3.00%, 2/1/2028	294,281	305,487
Freddie Mac, Pool #G14708, 3.50%, 2/1/2028	416,712	440,708
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	302,609	330,356
Freddie Mac, Pool #C91754, 4.50%, 2/1/2034	2,005,934	2,187,828
Freddie Mac, Pool #C91762, 4.50%, 4/1/2034	2,563,308	2,790,246
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	338,026	378,649
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	843,014	941,760
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	87,215	98,420
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	342,446	381,601
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	1,280,482	1,445,165
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	1,464,961	1,634,787
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	798,633	891,506
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	363,923	406,339
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	369,291	412,267
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	947,750	1,058,608
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	128,949	143,884
Freddie Mac, Pool #G04776, 5.50%, 7/1/2038	935,095	1,042,423
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	1,205,196	1,343,209
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	612,057	683,182

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	1,221,620	$1,361,798
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	1,094,637	1,221,947
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	2,600,384	2,816,982
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	757,527	844,993
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	653,499	729,466
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	279,870	315,826
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	167,617	189,475
Freddie Mac, Pool #G07104, 5.50%, 5/1/2040	651,263	730,499
Freddie Mac, Pool #G06789, 6.00%, 5/1/2040	793,602	896,196
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	2,949,295	3,289,960
Freddie Mac, Pool #C09026, 2.50%, 2/1/2043	1,943,689	1,873,163
Freddie Mac, Pool #V80002, 2.50%, 4/1/2043	2,424,580	2,336,578
Freddie Mac, Pool #Q19115, 3.00%, 6/1/2043	1,003,246	1,010,181
Ginnie Mae, Pool #671161, 5.50%, 11/15/2037	103,883	115,714

Total Mortgage-Backed Securities
(Identified Cost $105,701,410)		108,670,791

Other Agencies - 8.7%
Fannie Mae, 2.375%, 7/28/2015	11,500,000	11,687,807
Fannie Mae, 0.50%, 9/28/2015	23,000,000	23,072,886
Fannie Mae, 0.375%, 12/21/2015	14,000,000	14,021,924
Fannie Mae, 1.375%, 11/15/2016	20,000,000	20,301,720
Federal Home Loan Banks, Series 1, 0.875%, 5/24/2017	15,000,000	14,988,570
Freddie Mac, 0.50%, 5/13/2016	7,000,000	7,012,124
Freddie Mac, 2.00%, 8/25/2016	21,500,000	22,051,045
Freddie Mac, 0.875%, 2/22/2017	15,000,000	15,050,055
Freddie Mac, 1.25%, 5/12/2017	18,000,000	18,170,784

Total Other Agencies
(Identified Cost $145,641,738)		146,356,915

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $251,343,148)		255,027,706

	PRINCIPAL AMOUNT2 / SHARES/ CONTRACTS	VALUE

U.S. GOVERNMENT SECURITIES - 4.9%

U.S. Treasury Bills - 4.9%
U.S. Treasury Bill[7,8], 0.10%, 7/23/2015	52,000,000	$51,969,736
U.S. Treasury Bill[7,8], 0.09%, 9/17/2015	30,000,000	29,977,470

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $81,938,247)		81,947,206

SHORT-TERM INVESTMENT - 3.4%

Dreyfus Cash Management, Inc. - Institutional Shares[9], 0.03%,
(Identified Cost $57,534,570)	57,534,570	57,534,570

TOTAL INVESTMENTS - 98.2%
(Identified Cost $1,582,759,649)		1,646,608,423
OTHER ASSETS, LESS LIABILITIES - 1.8%		30,173,287

NET ASSETS - 100%		$1,676,781,710

CALL OPTIONS WRITTEN - 0.0%##
Twenty-First Century Fox, Inc. - Class A, Strike $33.00, Expiring November 22, 2014,
(Premiums Received $183,098)	1,712	$(344,112)

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® CONSERVATIVE TERM SERIES	CONTRACTS	VALUE

PUT OPTIONS WRITTEN - 0.0%##

Amazon.com, Inc., Strike $260.00, Expiring November 22, 2014,	155	$(4,340)
Facebook, Inc. - Class A, Strike $66.00, Expiring November 22, 2014,	539	(7,546)
Google, Inc. - Class A, Strike $490.00, Expiring November 22, 2014,	66	(1,188)
Google, Inc. - Class C, Strike $490.00, Expiring November 22, 2014,	66	(1,452)
Time Warner, Inc., Strike $74.00, Expiring November 7, 2014,	308	(924)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $82,724)		(15,450)

FUTURES CONTRACTS: LONG POSITIONS OPEN AT OCTOBER 31, 2014:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED APPRECIATION (DEPRECIATION)
4,855	U.S. Treasury Notes (2 Year)	CBOT	December 2014	1,065,975,937	$2,832,521
538	U.S. Treasury Notes (5 Year)	CBOT	December 2014	64,253,172	(95,906)
112	U.S. Ultra Treasury Bonds	CBOT	December 2014	17,563,000	154,818
1,413	Euro Dollar Futures	CME	June 2015	351,872,325	155,287

Total					3,046,720

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT OCTOBER 31, 2014:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED DEPRECIATION
478	U.S. Treasury Bonds (30 Year)	CBOT	December 2014	67,442,812	$ (817,655)
557	U.S. Treasury Notes (10 Year)	CBOT	December 2014	70,382,172	(255,785)
192	Euro Dollar Futures	CME	June 2016	47,364,000	(111,366)
420	Euro Dollar Futures	CME	September 2016	103,341,000	(258,590)
391	Euro Dollar Futures	CME	December 2016	95,961,175	(233,939)
362	Euro Dollar Futures	CME	March 2017	88,653,800	(207,585)
423	Euro Dollar Futures	CME	June 2017	103,386,488	(230,345)
393	Euro Dollar Futures	CME	September 2017	95,896,913	(205,692)
394	Euro Dollar Futures	CME	December 2017	95,993,175	(204,591)
394	Euro Dollar Futures	CME	March 2018	95,879,900	(221,985)
200	Euro Dollar Futures	CME	June 2018	48,620,000	(55,753)

Total					(2,803,286)

ADR - American Depositary Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CBOT - Chicago Board of Trade

CLP - Chilean Peso

CME - Chicago Mercantile Exchange

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

IDR - Indonesian Rupiah

IO - Interest only

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

*Non-income producing security.

##Less than 0.1%.

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 Amount is stated in USD unless otherwise noted.

3 The rate shown is a fixed rate as of October 31, 2014; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2015 to 2022.

4 Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $132,290,305 or 7.9%, of the Series’ net assets as of October 31, 2014 (see Note 2 to the financial statements).

5 The coupon rate is floating and is the effective rate as of October 31, 2014.

6 Represents a Payment-In-Kind bond.

7 All or a portion of security has been pledged in connection with outstanding futures contracts.

8 Represents the annualized yield at time of purchase.

9 Rate shown is the current yield as of October 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2014

ASSETS:

Investments, at value (identified cost $1,582,759,649) (Note 2)	$1,646,608,423
Deposits at broker for futures contracts	26,919,553
Interest receivable	8,306,852
Receivable for fund shares sold	1,465,230
Variation margin receivable on futures contracts	181,950
Receivable for securities sold	501,721
Dividends receivable	415,368
Foreign tax reclaims receivable	142,767

TOTAL ASSETS	1,684,541,864

LIABILITIES:

Options written, at value (premiums received $265,822) (Note 2)	359,562
Accrued foreign capital gains tax (Note 2)	1,073
Accrued management fees (Note 3)	843,223
Accrued shareholder services fees (Class S) (Note 3)	188,434
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	139,552
Accrued fund accounting and administration fees (Note 3)	85,536
Accrued transfer agent fees (Note 3)	64,502
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	3,053,207
Payable for fund shares repurchased	2,874,493
Other payables and accrued expenses	150,165

TOTAL LIABILITIES	7,760,154

TOTAL NET ASSETS	$1,676,781,710

NET ASSETS CONSIST OF:

Capital stock	$1,297,420
Additional paid-in-capital	1,521,254,908
Undistributed net investment income	10,262,929
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	79,986,463
Net unrealized appreciation on investments (net of foreign capital gains tax of $1,073), foreign currency and translation of other assets and liabilities	63,979,990

TOTAL NET ASSETS	$1,676,781,710

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2014

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($1,124,851,378/ 79,622,642 shares)	$14.13

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($353,538,090/ 31,659,108 shares)	$11.17

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($139,290,783/ 12,961,806 shares)	$10.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($59,101,459/ 5,498,440 shares)	$10.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2014

INVESTMENT INCOME:

Interest	$27,524,931
Dividends (net of foreign taxes withheld, $337,635)	11,201,001

Total Investment Income	38,725,932

EXPENSES:

Management fees (Note 3)	9,514,992
Shareholder services fees (Class S) (Note 3)	2,149,869
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,202,531
Fund accounting and administration fees (Note 3)	300,318
Transfer agent fees (Note 3)	276,371
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	269,522
Directors’ fees (Note 3)	51,489
Chief Compliance Officer service fees (Note 3)	3,161
Custodian fees	110,924
Miscellaneous	407,042

Total Expenses	14,286,219

NET INVESTMENT INCOME	24,439,713

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	85,792,628
Futures contracts	(2,325,295)
Options written	(283,161)
Foreign currency and translation of other assets and liabilities	50,447

83,234,619

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $848)	(27,013,114)
Futures contracts	243,434
Options written	(93,740)
Foreign currency and translation of other assets and liabilities	(29,564)

(26,892,984)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	56,341,635

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,781,348

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$24,439,713	$22,896,535
Net realized gain on investments and foreign currency	83,234,619	67,072,988
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(26,892,984)	19,753,308

Net increase from operations	80,781,348	109,722,831

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(14,549,144)	(14,804,570)
From net investment income (Class I)	(6,447,289)	(5,357,086)
From net investment income (Class C)	(1,252,553)	(974,500)
From net investment income (Class R)	(816,034)	(608,022)
From net realized gain on investments (Class S)	(42,636,482)	(21,212,380)
From net realized gain on investments (Class I)	(16,448,458)	(6,649,603)
From net realized gain on investments (Class C)	(5,631,048)	(2,048,612)
From net realized gain on investments (Class R)	(2,517,150)	(927,955)

Total distributions to shareholders	(90,298,158)	(52,582,728)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	189,841,532	110,559,153

Net increase in net assets	180,324,722	167,699,256

NET ASSETS:

Beginning of year	1,496,456,988	1,328,757,732

End of year (including undistributed net investment income of $10,262,929 and $9,120,712,respectively)	$1,676,781,710	$1,496,456,988

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.18	$13.62	$13.16	$13.37	$12.21

Income from investment operations:
Net investment income[1]	0.22	0.22	0.22	0.25	0.29
Net realized and unrealized gain on investments	0.52	0.83	0.69	0.12	1.07

Total from investment operations	0.74	1.05	0.91	0.37	1.36

Less distributions to shareholders:
From net investment income	(0.20)	(0.20)	(0.24)	(0.24)	(0.20)
From net realized gain on investments	(0.59)	(0.29)	(0.21)	(0.34)	—

Total distributions to shareholders	(0.79)	(0.49)	(0.45)	(0.58)	(0.20)

Net asset value - End of year	$14.13	$14.18	$13.62	$13.16	$13.37

Net assets - End of year (000’s omitted)	$1,124,851	$1,027,160	$973,964	$870,693	$683,681

Total return[2]	5.46%	7.93%	7.15%	2.87%	11.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.87%	0.87%	0.88%	0.89%	0.90%
Net investment income	1.57%	1.58%	1.65%	1.87%	2.28%
Series portfolio turnover	45%	54%	54%	25%	42%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.38	$11.03	$10.75	$11.03	$10.11

Income from investment operations:
Net investment income[1]	0.20	0.20	0.20	0.22	0.26
Net realized and unrealized gain on investments	0.40	0.66	0.55	0.10	0.88

Total from investment operations	0.60	0.86	0.75	0.32	1.14

Less distributions to shareholders:
From net investment income	(0.22)	(0.22)	(0.26)	(0.26)	(0.22)
From net realized gain on investments	(0.59)	(0.29)	(0.21)	(0.34)	—

Total distributions to shareholders	(0.81)	(0.51)	(0.47)	(0.60)	(0.22)

Net asset value - End of year	$11.17	$11.38	$11.03	$10.75	$11.03

Net assets - End of year (000’s omitted)	$353,538	$318,106	$249,566	$181,345	$139,399

Total return[2]	5.66%	8.15%	7.34%	3.07%	11.49%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.67%	0.67%	0.68%	0.69%	0.70%
Net investment income	1.77%	1.77%	1.84%	2.07%	2.48%
Series portfolio turnover	45%	54%	54%	25%	42%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]
1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class C

	FOR THE YEARS ENDED				FOR THE PERIOD 1/4/10[1] TO 10/31/10
	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.99	$10.68	$10.42	$10.73	$10.00

Income from investment operations:
Net investment income[2]	0.08	0.08	0.09	0.11	0.12
Net realized and unrealized gain on investments	0.39	0.65	0.55	0.10	0.68

Total from investment operations	0.47	0.73	0.64	0.21	0.80

Less distributions to shareholders:
From net investment income	(0.12)	(0.13)	(0.17)	(0.18)	(0.07)
From net realized gain on investments	(0.59)	(0.29)	(0.21)	(0.34)	—

Total distributions to shareholders	(0.71)	(0.42)	(0.38)	(0.52)	(0.07)

Net asset value - End of period	$10.75	$10.99	$10.68	$10.42	$10.73

Net assets - End of period (000’s omitted)	$139,291	$102,919	$72,239	$42,898	$17,514

Total return[3]	4.58%	7.06%	6.42%	2.06%	8.03%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.67%	1.67%	1.69%	1.69%	1.70%[4]
Net investment income	0.77%	0.78%	0.84%	1.03%	1.43%[4]
Series portfolio turnover	45%	54%	54%	25%	42%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEARS ENDED				FOR THE PERIOD 6/30/10[1] TO 10/31/10
	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.99	$10.67	$10.44	$10.76	$10.00

Income from investment operations:
Net investment income[2]	0.14	0.14	0.14	0.13	0.05
Net realized and unrealized gain on investments	0.38	0.64	0.54	0.13	0.71

Total from investment operations	0.52	0.78	0.68	0.26	0.76

Less distributions to shareholders:
From net investment income	(0.17)	(0.17)	(0.24)	(0.24)	—
From net realized gain on investments	(0.59)	(0.29)	(0.21)	(0.34)	—

Total distributions to shareholders	(0.76)	(0.46)	(0.45)	(0.58)	—

Net asset value - End of period	$10.75	$10.99	$10.67	$10.44	$10.76

Net assets - End of period (000’s omitted)	$59,101	$48,272	$32,988	$2,828	$1

Total return[3]	5.08%	7.64%	6.85%	2.61%	7.60%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.17%	1.17%	1.19%	1.19%	1.20%[4]
Net investment income	1.27%	1.28%	1.32%	1.31%	1.51%[4]
Series portfolio turnover	45%	54%	54%	25%	42%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S3	5.47%	8.30%	6.62%	7.16%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I3,[4]	5.73%	8.56%	6.79%	7.24%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class C3,[5]	4.69%	7.50%	5.85%	6.43%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R3,[5]	5.24%	7.98%	6.35%	6.95%
Barclays U.S. Aggregate Bond Index[6]	4.14%	4.22%	4.64%	5.69%
30/10/60 Blended Index[7]	7.27%	8.42%	6.36%	7.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2014 to the Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R for the year ended October 31, 2014.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update - Pro-Blend® Moderate Term Series

(unaudited)

7The 30/10/60 Blended Index is represented by 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,006.90	$5.36	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%
Class I
Actual	$1,000.00	$1,008.30	$4.10	0.81%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,003.40	$9.14	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%
Class R
Actual	$1,000.00	$1,005.90	$6.62	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%

* Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Moderate Term Series

As of October 31, 2014 (unaudited)

Sector Allocation[4]
Financials	17.8%
Consumer Discretionary	15.1%
Information Technology	8.6%
Energy	7.4%
Health Care	5.8%
Consumer Staples	5.6%
Industrials	5.3%
Materials	4.5%
Telecommunication Services	0.9%
Utilities	0.2%

[4]Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Cerner Corp.	1.8%
EMC Corp.	1.6%
Twenty-First Century Fox, Inc. - Class A	1.5%
Monsanto Co.	1.5%
Hess Corp.	1.3%
General Electric Co.	1.2%
Juniper Networks, Inc.	1.2%
AMC Networks, Inc. - Class A	1.0%
Viacom, Inc. - Class B	0.9%
Schlumberger Ltd.	0.9%

5As a percentage of total investments.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 47.5%

Consumer Discretionary - 12.2%
Auto Components - 0.1%
F.C.C. Co. Ltd. (Japan)[1]	8,700	$148,064
Halla Holdings Corp. (South Korea)[1]	1,488	98,392
Hankook Tire Co. Ltd. (South Korea)[1]	10,712	551,923
Mando Corp. (South Korea)*[1]	1,622	305,814
Musashi Seimitsu Industry Co. Ltd. (Japan)[1]	9,200	180,613
Nissin Kogyo Co. Ltd. (Japan)[1]	12,500	193,192

		1,477,998

Automobiles - 0.0%##
Hyundai Motor Co. (South Korea)[1]	1,450	230,088
Toyota Motor Corp. (Japan)[1]	2,500	150,443

		380,531

Diversified Consumer Services - 0.5%
Apollo Education Group, Inc.*	282,900	8,107,914
Kroton Educacional S.A. (Brazil)	137,432	979,478

		9,087,392

Hotels, Restaurants & Leisure - 0.6%
Accor S.A. (France)[1]	20,080	843,606
Arcos Dorados Holdings, Inc. - Class A (Argentina)	27,720	170,755
Darden Restaurants, Inc.	13,650	706,797
Hyatt Hotels Corp. - Class A*	8,890	526,466
Whistler Blackcomb Holdings, Inc. (Canada)	8,460	142,845
Whitbread plc (United Kingdom)[1]	9,640	673,842
Yum! Brands, Inc.	89,250	6,410,827

		9,475,138

Household Durables - 0.9%
DR Horton, Inc.	217,510	4,957,053
Lennar Corp. - Class A	100,450	4,327,386
LG Electronics, Inc. (South Korea)[1]	9,200	561,859
Nikon Corp. (Japan)[1]	29,700	406,939
PulteGroup, Inc.	21,460	411,817
Toll Brothers, Inc.*	130,990	4,185,131
TRI Pointe Homes, Inc.*	18,490	253,128
WCI Communities, Inc.*	7,200	135,072

		15,238,385

Internet & Catalog Retail - 1.8%
Amazon.com, Inc.*	28,390	8,672,009
ASOS plc (United Kingdom)*[1]	16,320	695,892
Expedia, Inc.	9,550	811,463
Groupon, Inc.*	266,830	1,950,527
MakeMyTrip Ltd. (India)*	8,790	264,887
Ocado Group plc (United Kingdom)*[1]	23,940	95,363
The Priceline Group, Inc.*	8,230	9,927,108
Rakuten, Inc. (Japan)[1]	57,760	651,329
TripAdvisor, Inc.*	84,590	7,499,749

		30,568,327

Media - 7.1%
AMC Networks, Inc. - Class A*	275,750	16,724,237
British Sky Broadcasting Group plc (United Kingdom)[1]	37,710	534,433
Discovery Communications, Inc. - Class A*	32,340	1,143,219
Gannett Co., Inc.	363,460	11,448,990
Global Mediacom Tbk PT (Indonesia)[1]	985,150	159,890
ITV plc (United Kingdom)[1]	29,440	95,641
Lamar Advertising Co. - Class A	8,950	462,267
Liberty Global plc - Class A - ADR (United Kingdom)*	125,140	5,690,116
Liberty Global plc - Class C - ADR (United Kingdom)*	126,980	5,646,801
Mediaset Espana Comunicacion S.A. (Spain)*[1]	92,180	1,157,258
Modern Times Group AB - Class B (Sweden)[1]	2,840	87,801
Morningstar, Inc.	14,020	956,865
Nexstar Broadcasting Group, Inc. - Class A	97,179	4,384,716
ProSiebenSat.1 Media AG (Germany)[1]	2,430	98,163
Reed Elsevier plc - ADR (United Kingdom)	4,434	291,491
Sinclair Broadcast Group, Inc. - Class A	332,701	9,664,964
Societe Television Francaise 1 (France)[1]	27,737	413,518
Starz - Class A*	343,880	10,625,892
Time Warner, Inc.	51,600	4,100,652
Tribune Media Co. - Class A*	90,596	6,069,932
Twenty-First Century Fox, Inc. - Class A	728,030	25,102,474
Viacom, Inc. - Class B	205,090	14,905,941
World Wrestling Entertainment, Inc. - Class A	148,370	1,832,369

		121,597,630

Multiline Retail - 0.0%##
Marks & Spencer Group plc (United Kingdom)[1]	28,790	187,474

Specialty Retail - 0.4%
American Eagle Outfitters, Inc.	102,470	1,318,789
Belle International Holdings Ltd. (Hong Kong)[1]	691,900	880,460
China ZhengTong Auto Services Holdings Ltd. (China)[1]	549,000	311,009
Dick’s Sporting Goods, Inc.	36,250	1,644,663

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
Groupe Fnac S.A. (France)*[1]	203	$8,553
Hennes & Mauritz AB - Class B (Sweden)[1]	6,690	266,928
Kingfisher plc (United Kingdom)[1]	287,910	1,394,764
Komeri Co. Ltd. (Japan)[1]	19,900	447,343
Sa Sa International Holdings Ltd. (Hong Kong)[1]	680,000	470,125

		6,742,634

Textiles, Apparel & Luxury Goods - 0.8%
Adidas AG (Germany)[1]	3,880	282,720
Daphne International Holdings Ltd. (China)[1]	560,000	281,899
Gildan Activewear, Inc. (Canada)	18,860	1,124,622
Kering (France)[1]	1,625	313,600
lululemon athletica, Inc.*	259,530	10,809,425

		12,812,266

Total Consumer Discretionary		207,567,775

Consumer Staples - 4.8%
Beverages - 2.0%
AMBEV S.A. - ADR (Brazil)*	1,016,170	6,788,016
Anheuser-Busch InBev N.V. (Belgium)[1]	116,670	12,938,035
Carlsberg A/S - Class B (Denmark)[1]	6,320	557,416
Cia Cervecerias Unidas S.A. - ADR (Chile)	17,520	373,351
Diageo plc (United Kingdom)[1]	369,220	10,889,133
Monster Beverage Corp.*	9,930	1,001,738
Remy Cointreau S.A. (France)[1]	1,270	90,382
SABMiller plc (United Kingdom)[1]	8,030	454,199
Treasury Wine Estates Ltd. (Australia)[1]	139,449	569,367
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	66,000	487,884

		34,149,521

Food & Staples Retailing - 0.4%
Carrefour S.A. (France)[1]	22,767	667,307
Casino Guichard-Perrachon S.A. (France)[1]	2,420	248,130
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	38,700	371,520
Tesco plc (United Kingdom)[1]	1,500,575	4,165,563
Wal-Mart de Mexico S.A.B. de C.V. - Class V (Mexico)	162,600	377,091

		5,829,611

Food Products - 1.5%
Biostime International Holdings Ltd. (China)[1]	91,000	206,051
Charoen Pokphand Foods PCL (Thailand)[1]	954,390	916,074
Danone S.A. (France)[1]	11,770	804,273
Dean Foods Co.	74,620	1,097,660
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	138,570	407,491
Ingredion, Inc.	3,320	256,470
Keurig Green Mountain, Inc.	10,770	1,634,347
M Dias Branco S.A. (Brazil)	5,100	198,328
Nestle S.A. (Switzerland)[1]	165,140	12,110,400
Tiger Brands Ltd. (South Africa)[1]	9,610	289,250
Unilever plc - ADR (United Kingdom)	207,379	8,342,857

		26,263,201

Household Products - 0.2%
Energizer Holdings, Inc.	25,100	3,078,515
Reckitt Benckiser Group plc (United Kingdom)[1]	5,120	431,222

		3,509,737

Personal Products - 0.0%##
Beiersdorf AG (Germany)[1]	2,270	184,049
Natura Cosmeticos S.A. (Brazil)	19,280	280,108

		464,157

Tobacco - 0.7%
Gudang Garam Tbk PT (Indonesia)[1]	84,800	405,807
Imperial Tobacco Group plc (United Kingdom)[1]	258,100	11,212,292
Swedish Match AB (Sweden)[1]	13,510	439,305

		12,057,404

Total Consumer Staples		82,273,631

Energy - 6.0%
Energy Equipment & Services - 3.0%
Baker Hughes, Inc.	221,370	11,723,755
Cameron International Corp.*	218,980	13,040,259
CGG S.A. (France)*[1]	11,858	68,509
Core Laboratories N.V. - ADR	1,290	179,994
Oceaneering International, Inc.	1,870	131,405
Petroleum Geo-Services ASA (Norway)[1]	16,820	83,542
Saipem S.p.A. (Italy)*[1]	17,540	274,588
Schlumberger Ltd.	149,195	14,719,579
Spectrum ASA (Norway)[1]	19,960	93,923
SPT Energy Group, Inc. (China)[1]	320,000	100,815
TGS Nopec Geophysical Co. ASA (Norway)[1]	24,460	570,598
Trican Well Service Ltd. (Canada)	12,780	114,527
Weatherford International plc - ADR*	645,920	10,606,006

		51,707,500

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels - 3.0%
Apache Corp.	44,770	$3,456,244
Cameco Corp. (Canada)	94,020	1,634,068
Cloud Peak Energy, Inc.*	99,930	1,196,162
Cosan S.A. Industria e Comercio (Brazil)	8,040	112,234
Encana Corp. (Canada)	30,126	561,247
EOG Resources, Inc.	31,577	3,001,394
Hess Corp.	266,920	22,637,485
Koninklijke Vopak N.V. (Netherlands)[1]	7,090	355,558
Pacific Rubiales Energy Corp. (Colombia)	23,960	361,404
Peabody Energy Corp.	1,018,965	10,627,805
Petroleo Brasileiro S.A. - ADR (Brazil)	39,190	479,294
Range Resources Corp.	74,420	5,090,328
Royal Dutch Shell plc - Class B (Netherlands)[1]	18,152	670,630
Talisman Energy, Inc. (Canada)	106,646	680,347
Whitehaven Coal Ltd. (Australia)*[1]	66,490	89,172

		50,953,372

Total Energy		102,660,872

Financials - 4.8%
Banks - 1.3%
Hong Leong Financial Group Berhad (Malaysia)[1]	117,900	648,738
HSBC Holdings plc (United Kingdom)[1]	1,198,320	12,217,254
ICICI Bank Ltd. - ADR (India)	7,650	431,154
Popular, Inc.*	243,780	7,771,706
Sumitomo Mitsui Trust Holdings, Inc. (Japan)[1]	106,000	432,769
Synovus Financial Corp.	30,602	776,067

		22,277,688

Capital Markets - 0.1%
CETIP S.A. - Mercados Organizados (Brazil)	10,840	137,365
Daiwa Securities Group, Inc. (Japan)[1]	46,000	363,536
Financial Engines, Inc.	35,160	1,401,829

		1,902,730

Consumer Finance - 0.1%
SLM Corp.	131,220	1,253,151

Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. - Class B*	1,000	140,160
JSE Ltd. (South Africa)[1]	40,370	393,095
MSCI, Inc.	29,710	1,386,269

		1,919,524

Insurance - 0.1%
Admiral Group plc (United Kingdom)[1]	20,510	438,854
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	57,370	172,487
Mapfre S.A. (Spain)[1]	204,600	701,584
Zurich Insurance Group AG (Switzerland)[1]	1,580	478,153

		1,791,078

Real Estate Investment Trusts (REITS) - 2.5%
Agree Realty Corp.	18,290	559,857
Alexandria Real Estate Equities, Inc.	6,720	557,760
Alstria Office REIT AG (Germany)[1]	78,350	972,717
American Campus Communities, Inc.	7,560	296,881
Apartment Investment & Management Co. - Class A	15,100	540,429
Associated Estates Realty Corp.	26,720	521,842
AvalonBay Communities, Inc.	3,230	503,363
BioMed Realty Trust, Inc.	69,640	1,512,581
Boston Properties, Inc.	2,880	365,040
Camden Property Trust	6,420	492,221
CatchMark Timber Trust, Inc. - Class A	27,410	320,697
CBL & Associates Properties, Inc.	63,185	1,208,729
CBS Outdoor Americas, Inc.	49,580	1,508,719
Chesapeake Lodging Trust	18,930	625,447
CoreSite Realty Corp.	13,430	497,179
Corporate Office Properties Trust	49,150	1,343,761
Crown Castle International Corp.	4,030	314,824
CubeSmart	16,250	342,062
DDR Corp.	25,660	465,472
Digital Realty Trust, Inc.	26,000	1,793,740
Duke Realty Corp.	25,480	483,101
DuPont Fabros Technology, Inc.	16,069	497,657
Education Realty Trust, Inc.	42,460	478,100
Equity Lifestyle Properties, Inc.	6,790	333,389
Equity One, Inc.	13,270	318,480
Equity Residential	7,740	538,394
Essex Property Trust, Inc.	2,570	518,523
Excel Trust, Inc.	23,420	304,460
Extra Space Storage, Inc.	5,040	293,126
Fibra Shop Portafolios Inmobiliarios SAPI de CV (Mexico)	163,380	221,904
General Growth Properties, Inc.	18,740	485,553
HCP, Inc.	17,880	786,184
Health Care REIT, Inc.	8,960	637,146
Healthcare Trust of America, Inc.	29,230	375,313
Home Properties, Inc.	5,000	321,550
Host Hotels & Resorts, Inc.	26,490	617,482
Inland Real Estate Corp.	29,660	314,693
Kimco Realty Corp.	33,540	836,823

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Kite Realty Group Trust	24,165	$625,632
Mack-Cali Realty Corp.	21,370	400,260
Mid-America Apartment Communities, Inc.	7,110	502,393
Pebblebrook Hotel Trust	16,110	686,286
Pennsylvania Real Estate Investment Trust	15,230	326,379
Physicians Realty Trust	33,000	506,220
Plum Creek Timber Co., Inc.	25,670	1,052,727
Potlatch Corp.	2,710	119,213
Public Storage	3,310	610,165
Rayonier, Inc.	3,740	125,178
Rouse Properties, Inc.	33,590	611,674
Saul Centers, Inc.	2,920	160,454
Scentre Group (Australia)*[1]	72,688	231,871
Simon Property Group, Inc.	9,810	1,758,050
Sovran Self Storage, Inc.	7,720	656,895
UDR, Inc.	16,420	496,377
Ventas, Inc.	8,600	589,186
Washington Prime Group, Inc.	20,315	358,153
Washington Real Estate Investment Trust	11,330	320,186
Westfield Corp. (Australia)[1]	121,570	854,275
Weyerhaeuser Co.	274,090	9,280,687

		43,377,460

Real Estate Management & Development - 0.6%
BR Malls Participacoes S.A. (Brazil)	17,560	141,024
Forest City Enterprises, Inc. - Class A*	21,570	450,597
Forestar Group, Inc.*	8,000	139,600
General Shopping Brasil S.A. (Brazil)*	115,770	315,367
Realogy Holdings Corp.*	209,962	8,610,542

		9,657,130

Total Financials		82,178,761

Health Care - 5.3%
Biotechnology - 0.2%
BioMarin Pharmaceutical, Inc.*	18,540	1,529,550
Green Cross Corp. (South Korea)[1]	4,900	627,100
Seattle Genetics, Inc.*	31,600	1,158,772

		3,315,422

Health Care Equipment & Supplies - 0.3%
BioMerieux (France)[1]	1,010	106,545
Carl Zeiss Meditec AG (Germany)[1]	12,060	324,499
HeartWare International, Inc.*	18,420	1,420,550
Neogen Corp.*	2,910	127,749
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	874,700	884,528
Thoratec Corp.*	47,610	1,294,040

		4,157,911

Health Care Providers & Services - 1.8%
Catamaran Corp.*	308,100	14,687,127
Express Scripts Holding Co.*	157,610	12,107,600
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	5,450	400,017
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	11,070	405,273
KPJ Healthcare Berhad (Malaysia)[1]	122,300	145,392
Life Healthcare Group Holdings Ltd. (South Africa)[1]	156,349	591,250
Odontoprev S.A. (Brazil)	189,030	682,763
Quest Diagnostics, Inc.	12,540	795,788
Universal Health Services, Inc. - Class B	7,190	745,675

		30,560,885

Health Care Technology - 1.7%
Cerner Corp.*	467,776	29,628,932

Life Sciences Tools & Services - 0.0%##
Gerresheimer AG (Germany)[1]	7,580	421,765
QIAGEN N.V.*[1]	8,680	203,992

		625,757

Pharmaceuticals - 1.3%
AstraZeneca plc (United Kingdom)[1]	1,890	138,061
AstraZeneca plc - ADR (United Kingdom)	11,950	871,633
GlaxoSmithKline plc (United Kingdom)[1]	11,020	249,205
Johnson & Johnson	77,670	8,371,273
Novartis AG - ADR (Switzerland)	2,980	276,216
Novo Nordisk A/S - Class B (Denmark)[1]	6,230	281,613
Otsuka Holdings Co. Ltd. (Japan)[1]	5,000	175,390
Roche Holding AG (Switzerland)[1]	670	197,718
Sanofi (France)[1]	3,906	354,430
Sanofi - ADR (France)	243,660	11,266,838
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	7,240	408,843

		22,591,220

Total Health Care		90,880,127

Industrials - 3.1%
Airlines - 0.3%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)	278,619	1,440,460
Latam Airlines Group S.A. - ADR (Chile)*	179,359	2,188,180

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines (continued)
Republic Airways Holdings, Inc.*	134,130	$1,679,308
Ryanair Holdings plc - ADR (Ireland)*	5,170	287,142

		5,595,090

Commercial Services & Supplies - 0.0%##
Aggreko plc (United Kingdom)[1]	17,469	426,206
MiX Telematics Ltd. - ADR (South Africa)*	16,170	144,075
Rollins, Inc.	4,110	130,986
Tomra Systems ASA (Norway)[1]	31,230	233,822

		935,089

Electrical Equipment - 0.1%
Alstom S.A. (France)*[1]	15,620	545,188
Nexans S.A. (France)*[1]	4,815	146,716
Polypore International, Inc.*	2,950	129,564
Schneider Electric SE (France)[1]	6,220	490,049

		1,311,517

Industrial Conglomerates - 1.3%
General Electric Co.	775,110	20,005,589
Siemens AG (Germany)[1]	14,840	1,673,852

		21,679,441

Machinery - 1.0%
AGCO Corp.	4,590	203,383
ANDRITZ AG (Austria)[1]	6,720	324,739
Chart Industries, Inc.*	15,830	736,886
Deere & Co.	1,120	95,805
FANUC Corp. (Japan)[1]	5,180	912,901
Joy Global, Inc.	219,538	11,554,285
Kennametal, Inc.	2,260	87,259
Komatsu Ltd. (Japan)[1]	9,300	219,567
KUKA AG (Germany)[1]	2,140	134,871
Pall Corp.	4,080	372,994
Pentair plc (United Kingdom)	4,960	332,568
Sany Heavy Equipment International Holdings Co. Ltd. (China)*[1]	627,000	138,972
SKF AB - Class B (Sweden)[1]	16,440	329,744
Terex Corp.	25,520	734,210
Xylem, Inc.	9,050	329,058

		16,507,242

Marine - 0.0%##
Sinotrans Shipping Ltd. (China)*[1]	657,000	179,711

Professional Services - 0.0%##
Experian plc (United Kingdom)[1]	20,290	305,082
SGS S.A. (Switzerland)[1]	210	461,690

		766,772

Road & Rail - 0.2%
Heartland Express, Inc.	35,510	892,721
Hertz Global Holdings, Inc.*	55,580	1,218,314
Kansas City Southern	1,540	189,097
Swift Transportation Co.*	36,920	911,924
Union Pacific Corp.	1,840	214,268

		3,426,324

Trading Companies & Distributors - 0.1%
Brenntag AG (Germany)[1]	10,639	516,221
Fastenal Co.	31,770	1,399,151

		1,915,372

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings, Inc.*	64,160	1,138,840

Total Industrials		53,455,398

Information Technology - 7.8%
Communications Equipment - 1.4%
Alcatel-Lucent - ADR (France)	118,770	356,310
ARRIS Group, Inc.*	50,910	1,528,318
Ixia*	127,620	1,228,981
Juniper Networks, Inc.	946,780	19,948,655
Palo Alto Networks, Inc.*	620	65,534
Polycom, Inc.*	60,500	791,340

		23,919,138

Electronic Equipment, Instruments & Components - 0.2%
Cognex Corp.*	3,150	124,614
FLIR Systems, Inc.	34,710	1,163,826
Hitachi Ltd. (Japan)[1]	103,000	809,320
Keyence Corp. (Japan)[1]	1,123	544,186

		2,641,946

Internet Software & Services - 1.9%
eBay, Inc.*	241,120	12,658,800
Google, Inc. - Class A*	14,336	8,140,984
Google, Inc. - Class C*	14,336	8,014,971
NetEase, Inc. - ADR (China)	4,750	449,920
Q2 Holdings, Inc.*	44,030	664,413
Qihoo 360 Technology Co. Ltd. - ADR (China)*	18,474	1,348,233
Tencent Holdings Ltd. (China)[1]	28,600	459,667
Youku Tudou, Inc. - ADR (China)*	7,830	153,468
Zillow, Inc. - Class A*	5,310	577,356

		32,467,812

IT Services - 1.6%
Amdocs Ltd. - ADR	5,440	258,618
EVERTEC, Inc.	103,710	2,354,217

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
InterXion Holding N.V. - ADR (Netherlands)*	6,640	$181,538
MasterCard, Inc. - Class A	85,703	7,177,626
VeriFone Systems, Inc.*	273,150	10,177,569
Visa, Inc. - Class A	28,850	6,965,255

		27,114,823

Semiconductors & Semiconductor Equipment - 0.0%##
GCL-Poly Energy Holdings Ltd. (Hong Kong)*[1]	385,000	129,754
REC Silicon ASA (Norway)*[1]	226,430	90,526

		220,280

Software - 1.0%
Aspen Technology, Inc.*	2,190	80,877
AVEVA Group plc (United Kingdom)[1]	57,323	1,408,500
Check Point Software Technologies Ltd. (Israel)*	950	70,537
Electronic Arts, Inc.*	344,870	14,129,324
Fortinet, Inc.*	6,410	166,981
Imperva, Inc.*	1,900	77,843
Nuance Communications, Inc.*	7,730	119,274
Proofpoint, Inc.*	1,440	63,418
SAP SE (Germany)[1]	12,350	841,472
Temenos Group AG (Switzerland)[1]	6,350	221,700
Totvs S.A. (Brazil)	43,356	631,994

		17,811,920

Technology Hardware, Storage & Peripherals - 1.7%
Canon, Inc. (Japan)[1]	10,100	309,870
EMC Corp.	939,650	26,996,145
Samsung Electronics Co. Ltd. (South Korea)[1]	1,320	1,539,308
Stratasys Ltd.*	1,100	132,396

		28,977,719

Total Information Technology		133,153,638

Materials - 3.3%
Chemicals - 2.3%
Akzo Nobel N.V. (Netherlands)[1]	1,440	96,028
BASF SE (Germany)[1]	4,890	432,081
FMC Corp.	13,260	760,461
Linde AG (Germany)[1]	4,880	900,629
Monsanto Co.	213,890	24,605,906
The Mosaic Co.	244,150	10,818,287
Novozymes A/S - Class B (Denmark)[1]	2,630	121,787
Potash Corp. of Saskatchewan, Inc. (Canada)	9,470	323,590
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	20,796	493,489
Syngenta AG (Switzerland)[1]	1,286	397,705
Tronox Ltd. - Class A	4,910	118,724
Umicore S.A. (Belgium)[1]	8,591	337,183
Wacker Chemie AG (Germany)[1]	1,130	136,932
Yingde Gases Group Co. Ltd. (China)[1]	184,000	143,675

		39,686,477

Construction Materials - 0.0%##
CRH plc (Ireland)[1]	13,260	294,639
Holcim Ltd. (Switzerland)[1]	2,630	186,663

		481,302

Metals & Mining - 1.0%
Alcoa, Inc.	791,520	13,265,875
Alumina Ltd. (Australia)*[1]	220,239	318,311
Iluka Resources Ltd. (Australia)[1]	28,660	183,990
Impala Platinum Holdings Ltd. (South Africa)*[1]	21,490	156,741
Jastrzebska Spolka Weglowa S.A. (Poland)*[1]	21,100	181,325
Norsk Hydro ASA (Norway)[1]	68,500	383,526
Stillwater Mining Co.*	73,600	966,368
Teck Resources Ltd. - Class B (Canada)	23,294	367,579
ThyssenKrupp AG (Germany)*[1]	5,900	142,199

		15,965,914

Total Materials		56,133,693

Telecommunication Services - 0.2%
Diversified Telecommunication Services - 0.1%
Telefonica S.A. - ADR (Spain)	65,120	975,498
Telenor ASA - ADR (Norway)[2]	7,550	508,417

		1,483,915

Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	32,850	801,869
China Mobile Ltd. (China)[1]	40,000	497,701

		1,299,570

Total Telecommunication Services		2,783,485

TOTAL COMMON STOCKS
(Identified Cost $728,953,988)		811,087,380

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

PREFERRED STOCKS - 0.2%

Financials - 0.2%
Banks - 0.0%##
U.S. Bancorp., Series F (non-cumulative), 6.50%[3]	29,800	$873,438

Insurance - 0.1%
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[3]	14,100	1,424,100

Real Estate Investment Trusts (REITS) - 0.1%
Public Storage, Series Q, 6.50%	37,110	974,138

TOTAL PREFERRED STOCKS
(Identified Cost $3,101,925)		3,271,676

CORPORATE BONDS - 22.7%

Convertible Corporate Bonds - 0.2%
Consumer Discretionary - 0.1%
Internet & Catalog Retail - 0.1%
The Priceline Group, Inc., 0.35%, 6/15/2020	1,225,000	1,388,844

Financials - 0.1%
Real Estate Investment Trusts (REITS) - 0.1%
BioMed Realty LP5, 3.75%, 1/15/2030	825,000	1,048,781

Total Convertible Corporate Bonds
(Identified Cost $2,456,625)		2,437,625

Non-Convertible Corporate Bonds - 22.5%
Consumer Discretionary - 2.6%
Auto Components - 0.3%
Delphi Corp., 5.00%, 2/15/2023	1,714,000	1,836,123
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 3.50%, 3/15/2017	3,195,000	3,179,025
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 5.875%, 2/1/2022	1,075,000	1,104,563

		6,119,711

Automobiles - 0.3%
Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	2,000,000	2,254,822
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	775,000	848,028
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	1,070,000	1,337,221

		4,440,071

Diversified Consumer Services - 0.2%
Block Financial LLC, 5.50%, 11/1/2022	2,795,000	3,015,235
Crestview DS Merger Sub II, Inc., 10.00%, 9/1/2021	650,000	718,250

		3,733,485

Hotels, Restaurants & Leisure - 0.3%
International Game Technology, 7.50%, 6/15/2019	4,255,000	4,712,161
Yum! Brands, Inc., 6.25%, 4/15/2016	1,066,000	1,143,499

		5,855,660

Household Durables - 0.5%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[5], 6.125%, 7/1/2022	735,000	780,937
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	1,855,000	2,000,950
NVR, Inc., 3.95%, 9/15/2022	528,000	539,856
Tupperware Brands Corp., 4.75%, 6/1/2021	3,995,000	4,252,797
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	885,000	867,300

		8,441,840

Media - 0.8%
21st Century Fox America, Inc., 6.90%, 3/1/2019	1,095,000	1,302,128
Cogeco Cable, Inc. (Canada)[5], 4.875%, 5/1/2020	1,130,000	1,130,000
Columbus International, Inc. (Barbados)[5], 7.375%, 3/30/2021	675,000	715,500
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	2,115,000	2,365,029
Discovery Communications LLC, 5.05%, 6/1/2020	2,015,000	2,239,828
Gannett Co., Inc.[5], 4.875%, 9/15/2021	1,125,000	1,133,437
Sirius XM Radio, Inc.[5], 4.25%, 5/15/2020	1,125,000	1,118,672
Time Warner, Inc., 4.875%, 3/15/2020	1,200,000	1,322,578
Time Warner, Inc., 4.75%, 3/29/2021	1,610,000	1,770,953

		13,098,125

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	1,320,000	1,265,718

Specialty Retail - 0.1%
The TJX Companies, Inc., 2.75%, 6/15/2021	1,500,000	1,497,528

Textiles, Apparel & Luxury Goods - 0.0%##
VF Corp., 5.95%, 11/1/2017	640,000	727,921

Total Consumer Discretionary		45,180,059

Consumer Staples - 0.7%
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	1,060,000	1,285,486
Pernod-Ricard S.A. (France)[5], 5.75%, 4/7/2021	1,350,000	1,544,596

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Beverages (continued)
SABMiller plc (United Kingdom)[5], 6.50%, 7/15/2018		1,000,000	$1,152,173

			3,982,255

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC[5], 5.375%, 7/15/2022		1,110,000	1,110,000
KeHE Distributors LLC - KeHE Finance Corp.[5], 7.625%, 8/15/2021		865,000	919,063
Shearer’s Foods LLC - Chip Finance Corp.[5], 9.00%, 11/1/2019		710,000	781,000

			2,810,063

Food Products - 0.1%
Pinnacle Operating Corp.[5], 9.00%, 11/15/2020		1,030,000	1,109,825

Household Products - 0.2%
Energizer Holdings, Inc., 4.70%, 5/19/2021		1,300,000	1,327,863
Harbinger Group, Inc., 7.875%, 7/15/2019		885,000	958,013
Harbinger Group, Inc., 7.75%, 1/15/2022		920,000	933,800

			3,219,676

Tobacco - 0.0%##
Vector Group Ltd., 7.75%, 2/15/2021		805,000	872,419

Total Consumer Staples			11,994,238

Energy - 1.3%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc., 7.50%, 11/15/2018		1,215,000	1,469,021
Calfrac Holdings LP (Canada)[5], 7.50%, 12/1/2020		685,000	698,700
Parker Drilling Co., 6.75%, 7/15/2022		1,125,000	1,023,750
Schlumberger Oilfield plc[5], 4.20%, 1/15/2021		905,000	987,328
Seventy Seven Operating LLC, 6.625%, 11/15/2019		685,000	678,150
Shelf Drilling Holdings Ltd. (United Arab Emirates)[5], 8.625%, 11/1/2018		1,030,000	1,017,125
US Shale Solutions, Inc.[5], 12.50%, 9/1/2017		560,000	504,000
Weatherford International Ltd., 9.625%, 3/1/2019		2,155,000	2,753,864

			9,131,938

Oil, Gas & Consumable Fuels - 0.8%
Buckeye Partners LP, 4.15%, 7/1/2023		1,295,000	1,301,393
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021		955,000	792,650
FTS International, Inc.[5], 6.25%, 5/1/2022		725,000	685,125
Ithaca Energy, Inc. (United Kingdom)[5], 8.125%, 7/1/2019		1,100,000	946,000
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020		1,355,000	1,417,669
Petrobras Global Finance B.V. (Brazil)[6], 1.852%, 5/20/2016		3,280,000	3,280,000
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018		1,345,000	1,486,629
Petroleos Mexicanos (Mexico), 3.50%, 7/18/2018		450,000	465,750
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019		1,600,000	1,943,840
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		1,065,000	1,115,587

			13,434,643

Total Energy			22,566,581

Financials - 12.5%
Banks - 4.0%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)[6], 9.00%, 5/29/2049		1,200,000	1,296,960
Banco Santander S.A. (Spain)[6], 6.375%, 5/29/2049		1,400,000	1,375,850
Bank of America Corp., 6.50%, 8/1/2016		1,900,000	2,071,861
Bank of America Corp., 5.75%, 8/15/2016		1,135,000	1,222,506
Bank of America Corp., 6.875%, 4/25/2018		1,030,000	1,191,475
Bank of America Corp., 7.625%, 6/1/2019		2,270,000	2,753,374
Bank of Montreal (Canada)[5], 1.95%, 1/30/2017		6,730,000	6,862,958
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020		1,050,000	1,141,129
Barclays Bank plc (United Kingdom)[5], 10.179%, 6/12/2021		1,200,000	1,611,206
Barclays plc (United Kingdom)[6], 6.625%, 6/29/2049		800,000	765,600
BBVA Bancomer S.A. (Mexico)[5], 6.75%, 9/30/2022		1,655,000	1,874,287
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015		4,406,000	4,565,079
BPCE S.A. (France)[6], 2.84%, 7/29/2049		1,400,000	1,225,490
Citigroup, Inc., 5.85%, 8/2/2016		2,000,000	2,158,864
Citigroup, Inc., 8.50%, 5/22/2019		2,674,000	3,355,119
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	390,000	362,337

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A. (Netherlands)[6], 8.40%, 11/29/2049		670,000	$737,000
HSBC Bank plc (United Kingdom)[5], 1.50%, 5/15/2018		1,605,000	1,583,267
HSBC Finance Corp., 6.676%, 1/15/2021		1,350,000	1,590,952
HSBC USA Capital Trust I (United Kingdom)[5], 7.808%, 12/15/2026		600,000	607,405
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		3,000,000	3,123,246
Intesa Sanpaolo S.p.A. (Italy)[5], 6.50%, 2/24/2021		1,380,000	1,601,258
Intesa Sanpaolo S.p.A. (Italy)[5], 5.017%, 6/26/2024		1,450,000	1,417,105
JPMorgan Chase & Co., 3.15%, 7/5/2016		4,025,000	4,163,214
JPMorgan Chase & Co., 4.95%, 3/25/2020		4,040,000	4,485,741
Lloyds Bank plc (United Kingdom)[5], 6.50%, 9/14/2020		2,225,000	2,573,304
Lloyds Bank plc (United Kingdom)[6], 9.875%, 12/16/2021		1,300,000	1,495,000
National City Corp., 6.875%, 5/15/2019		2,485,000	2,940,814
Popular, Inc., 7.00%, 7/1/2019		1,500,000	1,511,250
Royal Bank of Canada (Canada), 3.27%, 11/10/2014	CAD	295,000	261,784
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	CAD	470,000	419,845
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	450,000	423,372
Royal Bank of Scotland Group plc (United Kingdom)[6], 1.173%, 3/31/2017		3,000,000	3,009,942
The Royal Bank of Scotland plc (United Kingdom)[6], 9.50%, 3/16/2022		590,000	674,311
Santander Bank N.A. (Spain), 8.75%, 5/30/2018		1,250,000	1,512,369
Santander Holdings USA, Inc., 4.625%, 4/19/2016		365,000	383,933
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	400,000	371,961

			68,721,168

Capital Markets - 2.5%
Goldman Sachs Capital II6, 4.00%, 12/29/2049		1,215,000	913,680
The Goldman Sachs Group, Inc., 3.625%, 2/7/2016		4,400,000	4,540,901
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		2,510,000	2,836,300
The Goldman Sachs Group, Inc.[6], 1.332%, 11/15/2018		6,235,000	6,298,834
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020		4,285,000	4,804,835
The Goldman Sachs Group, Inc.[6], 1.836%, 11/29/2023		1,120,000	1,156,099
Morgan Stanley, 3.80%, 4/29/2016		5,020,000	5,217,718
Morgan Stanley, 2.125%, 4/25/2018		5,000,000	5,013,850
Morgan Stanley, 5.50%, 1/26/2020		4,255,000	4,796,708
Morgan Stanley, 5.75%, 1/25/2021		2,965,000	3,404,585
Scottrade Financial Services, Inc.[5], 6.125%, 7/11/2021		375,000	393,907
UBS AG (Switzerland)[6], 7.25%, 2/22/2022		1,170,000	1,265,413
UBS AG (Switzerland), 7.625%, 8/17/2022		810,000	955,926
UBS AG (Switzerland)[6], 4.75%, 5/22/2023		1,005,000	1,016,306

			42,615,062

Consumer Finance - 0.6%
Ally Financial, Inc., 6.75%, 12/1/2014		610,000	611,830
American Express Co.[6], 6.80%, 9/1/2066		950,000	1,006,905
Capital One Bank USA National Association, 2.15%, 11/21/2018		900,000	896,929
Caterpillar Financial Services Corp., 7.05%, 10/1/2018		1,500,000	1,777,067
Caterpillar Financial Services Corp., 7.15%, 2/15/2019		295,000	354,846
CNG Holdings, Inc.[5], 9.375%, 5/15/2020		910,000	684,775
Discover Bank, 4.20%, 8/8/2023		1,310,000	1,372,559
Navient Corp., 6.00%, 1/25/2017		2,945,000	3,106,975
Navient Corp., 6.125%, 3/25/2024		1,060,000	1,094,461

			10,906,347

Diversified Financial Services - 1.2%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018		85,000	98,812
CME Group, Inc., 3.00%, 9/15/2022		1,240,000	1,246,035
General Electric Capital Corp.[6], 0.612%, 5/5/2026		2,310,000	2,204,920
General Electric Capital Corp.[6], 7.125%, 12/29/2049		1,950,000	2,271,750
ING Bank N.V. (Netherlands)[5], 5.80%, 9/25/2023		1,850,000	2,058,906
ING Bank N.V. (Netherlands)[6], 4.125%, 11/21/2023		1,475,000	1,511,034
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5], 7.375%, 4/1/2020		870,000	865,650
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5], 7.50%, 4/15/2021		1,150,000	1,144,250

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5], 6.875%, 4/15/2022	700,000	$677,250
Jefferies Group LLC, 8.50%, 7/15/2019	3,825,000	4,744,530
Jefferies Group LLC, 5.125%, 1/20/2023	2,100,000	2,225,341
Voya Financial, Inc., 2.90%, 2/15/2018	85,000	87,390
Voya Financial, Inc., 5.50%, 7/15/2022	1,165,000	1,313,386

		20,449,254

Insurance - 2.0%
Aegon N.V. (Netherlands)[6], 2.549%, 7/29/2049	2,150,000	1,918,875
American International Group, Inc., 4.875%, 6/1/2022	3,705,000	4,132,520
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	3,035,000	3,158,628
AXA S.A. (France)[6], 2.663%, 8/29/2049	2,640,000	2,389,200
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,985,000	2,207,294
First American Financial Corp., 4.30%, 2/1/2023	1,650,000	1,669,340
Genworth Holdings, Inc., 7.70%, 6/15/2020	500,000	600,233
Genworth Holdings, Inc., 7.625%, 9/24/2021	6,620,000	8,069,197
Genworth Holdings, Inc.[6], 6.15%, 11/15/2066	4,395,000	3,757,725
The Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	3,120,000	3,486,531
Prudential Financial, Inc.[6], 5.875%, 9/15/2042	1,950,000	2,067,000

		33,456,543

Real Estate Investment Trusts (REITS) - 2.0%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/2023	665,000	660,237
American Tower Corp., 3.40%, 2/15/2019	4,010,000	4,101,592
BioMed Realty LP, 3.85%, 4/15/2016	235,000	244,320
Boston Properties LP, 5.875%, 10/15/2019	1,415,000	1,632,340
Boston Properties LP, 5.625%, 11/15/2020	410,000	469,088
Camden Property Trust, 5.70%, 5/15/2017	705,000	778,665
Corrections Corp. of America, 4.125%, 4/1/2020	1,105,000	1,088,425
Digital Realty Trust LP, 5.875%, 2/1/2020	4,950,000	5,530,927
DuPont Fabros Technology LP, 5.875%, 9/15/2021	1,090,000	1,133,600
HCP, Inc., 6.70%, 1/30/2018	3,675,000	4,232,409
Health Care REIT, Inc., 6.20%, 6/1/2016	3,640,000	3,935,976
Health Care REIT, Inc., 4.95%, 1/15/2021	330,000	362,204
Hospitality Properties Trust, 6.70%, 1/15/2018	1,385,000	1,543,710
Qualitytech LP - QTS Finance Corp.[5], 5.875%, 8/1/2022	735,000	738,675
Rialto Holdings LLC - Rialto Corp.[5], 7.00%, 12/1/2018	1,020,000	1,042,950
Simon Property Group LP, 10.35%, 4/1/2019	2,210,000	2,925,370
Simon Property Group LP, 5.65%, 2/1/2020	1,795,000	2,076,101
UDR, Inc., 4.625%, 1/10/2022	980,000	1,057,338

		33,553,927

Real Estate Management & Development - 0.0%##
Forestar USA Real Estate Group, Inc.[5], 8.50%, 6/1/2022	695,000	710,637

Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	930,000	983,475
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[5], 5.875%, 8/1/2021	515,000	510,494
Prospect Holding Co. LLC - Prospect Holding Finance Co.[5], 10.25%, 10/1/2018	725,000	652,500
Provident Funding Associates LP - PFG Finance Corp.[5], 6.75%, 6/15/2021	580,000	578,550

		2,725,019

Total Financials		213,137,957

Health Care - 0.4%
Biotechnology - 0.1%
Amgen, Inc., 2.20%, 5/22/2019	1,472,000	1,460,724

Health Care Equipment & Supplies - 0.0%##
Halyard Health, Inc.[5], 6.25%, 10/15/2022	715,000	731,087

Health Care Providers & Services - 0.2%
Express Scripts Holding Co., 4.75%, 11/15/2021	1,250,000	1,372,721
Fresenius Medical Care US Finance, Inc. (Germany)[5], 6.50%, 9/15/2018	815,000	902,613
Fresenius US Finance II, Inc. (Germany)[5], 9.00%, 7/15/2015	895,000	930,800

		3,206,134

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals - 0.1%
Roche Holdings, Inc. (Switzerland)[5], 6.00%, 3/1/2019	1,540,000	$1,779,378

Total Health Care		7,177,323

Industrials - 2.1%
Aerospace & Defense - 0.3%
DigitalGlobe, Inc.[5], 5.25%, 2/1/2021	1,113,000	1,082,393
L-3 Communications Corp., 3.95%, 11/15/2016	2,000,000	2,104,682
Textron, Inc., 7.25%, 10/1/2019	1,000,000	1,194,074

		4,381,149

Air Freight & Logistics - 0.0%##
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[5,7], 10.00%, 2/15/2018	615,000	633,450

Airlines - 0.5%
Allegiant Travel Co., 5.50%, 7/15/2019	1,065,000	1,088,963
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	2,081,450	2,221,948
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B5, 6.375%, 1/2/2016	710,000	740,175
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	2,285,000	2,382,113
Gol LuxCo S.A. (Brazil)[5], 8.875%, 1/24/2022	1,080,000	1,061,100
United Continental Holdings, Inc., 6.375%, 6/1/2018	845,000	883,025

		8,377,324

Commercial Services & Supplies - 0.1%
Modular Space Corp.[5], 10.25%, 1/31/2019	1,055,000	1,076,100

Construction & Engineering - 0.0%##
Abengoa Finance S.A.U. (Spain)[5], 7.75%, 2/1/2020	850,000	888,250

Machinery - 0.3%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	2,215,000	2,242,688
CNH Industrial Capital LLC, 6.25%, 11/1/2016	895,000	946,463
Joy Global, Inc., 5.125%, 10/15/2021	110,000	120,307
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[5], 8.875%, 8/1/2020	985,000	1,066,263
Waterjet Holdings, Inc.[5], 7.625%, 2/1/2020	870,000	909,150

		5,284,871

Road & Rail - 0.1%
Union Pacific Corp., 5.65%, 5/1/2017	815,000	894,520
Union Pacific Corp., 7.875%, 1/15/2019	495,000	603,860

		1,498,380

Trading Companies & Distributors - 0.8%
Air Lease Corp., 3.375%, 1/15/2019	1,850,000	1,873,125
Aircastle Ltd., 4.625%, 12/15/2018	905,000	918,575
Aviation Capital Group Corp.[5], 3.875%, 9/27/2016	3,100,000	3,184,531
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	1,045,000	1,076,350
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	1,100,000	1,094,500
International Lease Finance Corp., 8.625%, 9/15/2015	555,000	582,750
International Lease Finance Corp., 5.75%, 5/15/2016	970,000	1,011,225
International Lease Finance Corp.[6], 2.184%, 6/15/2016	1,525,000	1,519,281
International Lease Finance Corp., 8.75%, 3/15/2017	1,490,000	1,676,250

		12,936,587

Total Industrials		35,076,111

Information Technology - 0.7%
Internet Software & Services - 0.1%
Tencent Holdings Ltd. (China)[5], 3.375%, 5/2/2019	1,645,000	1,672,606

IT Services - 0.1%
Xerox Corp., 2.80%, 5/15/2020	1,500,000	1,482,282

Semiconductors & Semiconductor Equipment - 0.1%
Xilinx, Inc., 3.00%, 3/15/2021	2,170,000	2,179,346

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc., 2.40%, 5/3/2023	645,000	622,295
EMC Corp., 2.65%, 6/1/2020	2,845,000	2,804,487
Hewlett-Packard Co., 5.50%, 3/1/2018	815,000	908,766
Hewlett-Packard Co.[6], 1.17%, 1/14/2019	2,765,000	2,754,897

		7,090,445

Total Information Technology		12,424,679

Materials - 1.2%
Chemicals - 0.3%
Consolidated Energy Finance S.A. (Luxembourg)[5], 6.75%, 10/15/2019	1,055,000	1,076,100
The Dow Chemical Co., 8.55%, 5/15/2019	2,305,000	2,903,124
Lyondellbasell Industries N.V., 5.00%, 4/15/2019	500,000	551,189

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT4/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Chemicals (continued)
The Mosaic Co., 4.25%, 11/15/2023	680,000	$713,273

		5,243,686

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[5,6], 3.234%, 12/15/2019	1,065,000	1,041,037
PaperWorks Industries, Inc.[5], 9.50%, 8/15/2019	710,000	725,975

		1,767,012

Metals & Mining - 0.6%
ArcelorMittal (Luxembourg), 10.35%, 6/1/2019	895,000	1,105,325
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,275,000	1,512,302
Freeport-McMoRan Oil & Gas LLC - FCX Oil & Gas, Inc., 6.125%, 6/15/2019	1,086,000	1,187,813
Freeport-McMoRan Oil & Gas LLC - FCX Oil & Gas, Inc., 6.50%, 11/15/2020	1,771,000	1,933,932
Freeport-McMoRan, Inc., 3.10%, 3/15/2020	110,000	109,628
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	1,585,000	1,651,310
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[5], 7.375%, 2/1/2020	985,000	1,029,325
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	1,260,000	1,248,432

		9,778,067

Paper & Forest Products - 0.2%
Domtar Corp., 4.40%, 4/1/2022	1,425,000	1,456,622
International Paper Co., 7.50%, 8/15/2021	1,410,000	1,764,021

		3,220,643

Total Materials		20,009,408

Telecommunication Services - 0.8%
Diversified Telecommunication Services - 0.2%
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	2,300,000	2,564,679

Wireless Telecommunication Services - 0.6%
Altice Financing S.A. (Luxembourg)[5], 6.50%, 1/15/2022	995,000	1,022,363
America Movil S.A.B. de C.V. (Mexico), 5.00%, 3/30/2020	1,890,000	2,083,441
CPI International, Inc., 8.75%, 2/15/2018	695,000	721,063
Crown Castle Towers LLC[5], 6.113%, 1/15/2020	1,040,000	1,201,580
Crown Castle Towers LLC[5], 4.883%, 8/15/2020	333,000	367,496
SBA Tower Trust[5], 5.101%, 4/17/2017	575,000	609,674
SBA Tower Trust[5], 2.933%, 12/15/2017	1,680,000	1,702,430
SBA Tower Trust[5], 3.598%, 4/15/2018	1,500,000	1,509,681
UPCB Finance VI Ltd. (Netherlands)[5], 6.875%, 1/15/2022	950,000	1,037,875

		10,255,603

Total Telecommunication Services		12,820,282

Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
AES Corp.[6], 3.234%, 6/1/2019	1,130,000	1,123,996
ContourGlobal Power Holdings S.A. (France)[5], 7.125%, 6/1/2019	1,075,000	1,077,687
NRG Energy, Inc., 6.25%, 7/15/2022	1,000,000	1,045,000
RJS Power Holdings LLC[5], 5.125%, 7/15/2019	720,000	716,400

Total Utilities		3,963,083

Total Non-Convertible Corporate Bonds
(Identified Cost $374,631,706)		384,349,721

TOTAL CORPORATE BONDS
(Identified Cost $377,088,331)		386,787,346

MUTUAL FUNDS - 0.5%

Direxion Daily 20 Year Plus Treasury Bear 3x Shares*	43,480	1,695,285
ProShares Short 20+ Year Treasury*	220,606	5,936,508

TOTAL MUTUAL FUNDS
(Identified Cost $8,526,303)		7,631,793

U.S. TREASURY SECURITIES - 3.5%

U.S. Treasury Notes - 3.5%
U.S. Treasury Note, 0.875%, 5/15/2017	35,000,000	35,103,915
U.S. Treasury Note, 0.875%, 6/15/2017	25,000,000	25,056,650

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $60,154,685)		60,160,565

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 0.5%

Alterna Funding I LLC, Series 2014-1A, Class NOTE[5], 1.639%, 2/15/2021	1,440,247	$1,442,047
AmeriCredit Automobile Receivables Trust, Series 2012-5, Class A3, 0.62%, 6/8/2017	560,299	560,455
Enterprise Fleet Financing LLC, Series 2014-2, Class A2[5], 1.05%, 3/20/2020	1,800,000	1,802,648
FDIC Trust, Series 2011-R1, Class A5, 2.672%, 7/25/2026	897,072	920,145
Ford Credit Auto Owner Trust, Series 2012-D, Class A3, 0.51%, 4/15/2017	355,321	355,329
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[5], 5.29%, 3/25/2016	279,167	281,952
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[5], 3.74%, 2/25/2017	690,000	711,838
SpringCastle America Funding LLC, Series 2014-AA, Class A5, 2.70%, 5/25/2023	2,500,000	2,501,930

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $8,521,538)		8,576,344

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.1%

Americold LLC Trust, Series 2010-ARTA, Class A1[5], 3.847%, 1/14/2029	282,835	296,629
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[6], 5.918%, 5/10/2045	1,005,000	1,056,262
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	1,052,214	1,111,456
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	875,340	893,140
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[6], 5.891%, 9/11/2038	751,416	795,918
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	1,101,507	1,168,261
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM6, 5.568%, 10/12/2041	1,600,000	1,712,366
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[5], 3.759%, 4/15/2044	514,472	532,106
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[6], 5.40%, 7/15/2044	1,005,950	1,028,798
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[5], 3.156%, 7/10/2046	364,194	369,253
Commercial Mortgage Trust, Series 2006-GG7, Class A4[6], 6.014%, 7/10/2038	579,457	613,569
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[5,6], 2.50%, 5/25/2043	1,986,893	1,890,651
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[5,6], 2.13%, 2/25/2043	1,798,951	1,675,666
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[5], 3.742%, 11/10/2046	497,907	512,965
Extended Stay America Trust, Series 2013-ESH7, Class A27[5], 2.958%, 12/5/2031	1,875,000	1,903,095
Fannie Mae Interest Strip, Series 402, Class 3 (IO), 4.00%, 11/25/2039	7,718,580	1,487,252
Fannie Mae Interest Strip, Series 406, Class 7 (IO), 4.50%, 1/25/2041	7,049,748	1,436,925
Fannie Mae Interest Strip, Series 409, Class C15 (IO), 4.00%, 11/25/2039	6,444,764	1,263,861
Fannie Mae Interest Strip, Series 413, Class C32 (IO), 4.00%, 1/25/2039	7,909,429	1,530,886
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,462,045	1,465,120
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[6], 1.634%, 8/25/2020	19,237,263	1,223,644
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[6], 1.419%, 4/25/2021	8,923,561	596,040
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[6], 1.722%, 10/25/2021	5,896,748	515,617
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[6], 1.582%, 12/25/2021	9,092,720	732,019
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[6], 1.64%, 6/25/2022	12,791,985	1,160,425
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[6], 0.337%, 4/25/2023	65,809,570	1,050,584
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[6], 0.237%, 5/25/2023	41,895,473	389,376
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[6], 1.723%, 10/25/2018	8,962,909	490,683
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,705,000	1,700,425
Freddie Mac REMICS, Series 4125, Class SH (IO)[6], 5.995%, 11/15/2042	11,857,315	2,437,581
Freddie Mac REMICS, Series 4132, Class IO (IO), 4.50%, 11/15/2042	2,009,349	404,619

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

FREMF Mortgage Trust, Series 2011-K701, Class B5,6, 4.436%, 7/25/2048		750,000	$789,194
FREMF Mortgage Trust, Series 2011-K702, Class B5,6, 4.936%, 4/25/2044		885,000	947,416
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[5], 0.10%, 6/25/2046		165,423,473	1,059,703
FREMF Mortgage Trust, Series 2013-K502, Class B5,6, 2.841%, 3/25/2045		2,135,000	2,159,700
FREMF Mortgage Trust, Series 2013-K712, Class B5,6, 3.484%, 5/25/2045		885,000	892,351
FREMF Mortgage Trust, Series 2014-K716, Class B5,6, 4.086%, 8/25/2047		1,285,000	1,315,366
Ginnie Mae, Series 2009-121, Class QI (IO), 4.50%, 12/20/2039		3,571,874	775,382
Ginnie Mae, Series 2012-50, Class IO (IO), 4.00%, 4/20/2042		2,786,735	441,254
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[5], 3.849%, 12/10/2043		965,280	1,001,083
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4[6], 5.419%, 1/12/2043		1,750,000	1,805,582
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AM6, 5.46%, 1/12/2043		495,000	512,159
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4[6], 5.404%, 12/15/2044		475,000	487,866
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[6], 6.057%, 4/15/2045		1,670,000	1,760,272
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[5,6], 3.00%, 3/25/2043		1,513,255	1,498,359
JP Morgan Mortgage Trust, Series 2013-2, Class A2[5,6], 3.50%, 5/25/2043		1,736,764	1,760,688
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[5,6], 3.00%, 6/25/2029		1,982,453	2,032,349
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A6, 5.23%, 9/15/2042		311,128	317,795
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[5], 3.884%, 9/15/2047		800,000	821,586
Motel 6 Trust, Series 2012-MTL6, Class A2[5], 1.948%, 10/5/2025		1,170,000	1,168,848
OBP Depositor LLC Trust, Series 2010-OBP, Class A5, 4.646%, 7/15/2045		115,000	127,619
Resource Capital Corp., Series 2013-CRE1, Class A (Cayman Islands)[5,6], 1.455%, 12/15/2028		886,293	886,892
SCG Trust, Series 2013-SRP1, Class AJ5,6, 2.105%, 11/15/2026		3,550,000	3,560,856
Sequoia Mortgage Trust, Series 2013-2, Class A1[6], 1.874%, 2/25/2043		1,476,455	1,321,888
Sequoia Mortgage Trust, Series 2013-7, Class A2[6], 3.00%, 6/25/2043		1,256,337	1,230,621
Sequoia Mortgage Trust, Series 2013-8, Class A1[6], 3.00%, 6/25/2043		1,690,359	1,659,652
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX5, 4.004%, 9/13/2028		350,000	376,080
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[6], 5.417%, 10/15/2044		507,359	520,283
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM6, 5.494%, 12/15/2044		1,150,000	1,194,367
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[6], 6.011%, 6/15/2045		850,000	903,142
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[5], 4.393%, 11/15/2043		545,000	593,718
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[5], 3.791%, 2/15/2044		940,000	965,699
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,950,000	1,972,211

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $71,845,157)			70,305,173

FOREIGN GOVERNMENT BONDS - 1.4%

Bonos de la Tesoreria de la Republicaen pesos (Chile), 6.00%, 1/1/2018	CLP	790,000,000	1,496,285
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2019	BRL	1,250,000	485,222
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		800,000	1,028,000
Canada Housing Trust No. 1 (Canada)[5], 4.10%, 12/15/2018	CAD	390,000	379,044
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	1,600,000	1,432,668
Indonesia Treasury Bond (Indonesia), 7.875%, 4/15/2019	IDR	12,000,000,000	993,959
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	300,000	465,234
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	630,000	987,960
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	760,000	1,192,834

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	101,000,000	$904,193
Korea Treasury Bond (South Korea), 4.50%, 3/10/2015	KRW	950,000,000	896,379
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	470,000,000	444,195
Malaysia Government Bond (Malaysia), 3.172%, 7/15/2016	MYR	4,335,000	1,311,126
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	3,205,000	987,738
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	26,195,000	2,046,065
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	6,000,000	476,583
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	9,500,000	721,869
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	9,900,000	832,831
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	4,000,000	312,259
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	6,500,000	505,278
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,250,000	103,474
Russian Foreign Bond - Eurobond (Russia)[5], 5.00%, 4/29/2020		700,000	721,084
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	855,000	700,858
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	325,000	455,200
Spain Government Bond (Spain), 4.00%, 4/30/2020	EUR	515,000	742,189
Spain Government Bond (Spain)[5], 5.40%, 1/31/2023	EUR	760,000	1,217,634
United Kingdom Gilt (United Kingdom), 2.00%, 1/22/2016	GBP	800,000	1,301,933
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	380,000	607,543
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	475,000	855,915

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $24,792,688)			24,605,552

MUNICIPAL BONDS - 0.1%

Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2022		600,000	525,540
Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2023		2,000,000	1,729,080

TOTAL MUNICIPAL BONDS
(Identified Cost $2,375,417)			2,254,620

U.S. GOVERNMENT AGENCIES - 12.2%

Mortgage-Backed Securities - 5.6%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		1,097,394	1,199,841
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		81,275	88,874
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		106,275	116,765
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		754,178	828,280
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		134,522	147,862
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		1,297,070	1,424,734
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		79,782	87,922
Fannie Mae, Pool #AO6562, 3.00%, 6/1/2027		237,245	246,796
Fannie Mae, Pool #AP0000, 3.50%, 7/1/2027		532,275	563,458
Fannie Mae, Pool #AB7722, 3.50%, 1/1/2028		364,126	385,113
Fannie Mae, Pool #AR5986, 3.00%, 2/1/2028		138,764	144,591
Fannie Mae, Pool #AB8457, 3.50%, 2/1/2028		643,763	680,868
Fannie Mae, Pool #AR6002, 3.00%, 3/1/2028		230,563	240,033
Fannie Mae, Pool #AR8950, 3.00%, 3/1/2028		332,159	345,344
Fannie Mae, Pool #MA1423, 3.50%, 4/1/2028		146,636	155,087
Fannie Mae, Pool #AT8059, 2.50%, 7/1/2028		1,327,541	1,352,986
Fannie Mae, Pool #AU1270, 2.50%, 7/1/2028		748,383	762,726
Fannie Mae, Pool #AU1783, 2.50%, 8/1/2028		840,575	856,687
Fannie Mae, Pool #AS0945, 2.50%, 11/1/2028		1,036,779	1,056,652
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		1,447,439	1,580,008
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		1,267,339	1,383,548
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		1,674,164	1,872,399
Fannie Mae, Pool #888021, 6.00%, 12/1/2036		257,638	291,712
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		438,368	489,007
Fannie Mae, Pool #256673, 5.50%, 4/1/2037		1,865,975	2,084,364
Fannie Mae, Pool #995050, 6.00%, 9/1/2037		557,097	631,815
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037		1,924,441	2,185,686
Fannie Mae, Pool #933731, 5.50%, 4/1/2038		1,079,760	1,204,492

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	1,160,590	$1,313,657
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	1,226,366	1,368,033
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	1,135,108	1,284,028
Fannie Mae, Pool #889575, 6.00%, 6/1/2038	724,493	819,258
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	3,263,192	3,694,667
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	858,443	970,356
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	436,947	494,338
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	139,808	158,396
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	2,665,582	2,973,544
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	1,230,889	1,373,079
Fannie Mae, Pool #AD0258, 5.50%, 3/1/2039	702,688	784,315
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	1,669,262	1,814,136
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	382,685	426,892
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	2,486,061	2,700,983
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	3,052,610	3,405,241
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	2,086,815	2,358,868
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	1,533,314	1,733,208
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	2,706,365	3,059,187
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	1,578,634	1,787,389
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	3,855,293	4,365,849
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,571,149	1,708,410
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	673,671	731,750
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	506,215	549,774
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,643,000	1,785,569
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	397,999	431,964
Fannie Mae, Pool #AL3454, 3.00%, 4/1/2043	1,343,464	1,351,917
Fannie Mae, Pool #AT3045, 3.00%, 4/1/2043	318,217	320,220
Fannie Mae, Pool #AB9782, 3.00%, 7/1/2043	735,602	739,772
Fannie Mae, Pool #MA1489, 3.00%, 7/1/2043	671,409	672,721
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	427,119	455,503
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	129,816	142,742
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	95,087	104,336
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	72,477	80,103
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	130,073	143,697
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	56,917	62,138
Freddie Mac, Pool #J22427, 3.00%, 2/1/2028	263,366	273,395
Freddie Mac, Pool #G14708, 3.50%, 2/1/2028	372,936	394,412
Freddie Mac, Pool #C91754, 4.50%, 2/1/2034	1,507,607	1,644,313
Freddie Mac, Pool #C91762, 4.50%, 4/1/2034	1,926,518	2,097,079
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	155,550	175,534
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	338,093	376,750
Freddie Mac, Pool #G03781, 6.00%, 1/1/2038	702,316	792,545
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	824,402	930,428
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	1,466,288	1,636,269
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	782,534	873,535
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	928,800	1,037,441
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	1,125,454	1,254,336
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	2,567,507	2,859,555
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	599,518	669,185
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	1,095,630	1,223,054
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	2,479,896	2,686,457
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	436,636	487,052
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	419,019	467,729
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	631,798	712,967
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	389,636	440,447
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	1,271,967	1,418,889

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT4/ SHARES/ CONTRACTS	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #C09026, 2.50%, 2/1/2043	1,382,661	$1,332,492
Freddie Mac, Pool #V80002, 2.50%, 4/1/2043	1,724,747	1,662,146
Freddie Mac, Pool #Q19115, 3.00%, 6/1/2043	713,667	718,601
Ginnie Mae, Pool #263096, 9.50%, 3/15/2020	1,150	1,161

Total Mortgage-Backed Securities
(Identified Cost $92,142,445)		94,739,462

Other Agencies - 6.6%
Fannie Mae, 1.375%, 11/15/2016	6,000,000	6,090,516
Fannie Mae, 0.875%, 8/28/2017	45,000,000	44,889,570
Fannie Mae, 1.625%, 11/27/2018	15,400,000	15,470,440
Federal Home Loan Banks, Series 1, 0.875%, 5/24/2017	15,000,000	14,988,570
Freddie Mac, 1.25%, 5/12/2017	19,000,000	19,180,272
Freddie Mac, 3.75%, 3/27/2019	11,000,000	11,987,217

Total Other Agencies
(Identified Cost $112,280,162)		112,606,585

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $204,422,607)		207,346,047

U.S. GOVERNMENT SECURITIES - 3.7%

U.S. Treasury Bills - 3.7%
U.S. Treasury Bill[8,9], 0.09%, 7/23/2015
(Identified Cost $62,585,411)	62,625,000	62,588,552

SHORT-TERM INVESTMENT - 2.4%

Dreyfus Cash Management, Inc. - Institutional Shares[10], 0.03%,
(Identified Cost $40,993,499)	40,993,499	40,993,499

TOTAL INVESTMENTS - 98.8%
(Identified Cost $1,593,361,549)		1,685,608,547
OTHER ASSETS, LESS LIABILITIES - 1.2%		20,348,448

NET ASSETS - 100%		$1,705,956,995

CALL OPTIONS WRITTEN - 0.0%##

Twenty-First Century Fox, Inc. - Class A, Strike $33.00, Expiring November 22, 2014,
(Premiums Received $317,426)	2,968	$(596,568)

PUT OPTIONS WRITTEN - 0.0%##

Amazon.com, Inc., Strike $260.00, Expiring November 22, 2014,	277	(7,756)
Facebook, Inc. - Class A, Strike $66.00, Expiring November 22, 2014,	948	(13,272)
Google, Inc. - Class A, Strike $490.00, Expiring November 22, 2014,	114	(2,052)
Google, Inc. - Class C, Strike $490.00, Expiring November 22, 2014,	117	(2,574)
Time Warner, Inc., Strike $74.00, Expiring November 7, 2014,	514	(1,542)

TOTAL PUT OPTIONS WRITTEN
(Premiums Received $144,118)		(27,196)

FUTURES CONTRACTS: LONG POSITIONS OPEN AT OCTOBER 31, 2014:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[4]	UNREALIZED APPRECIATION (DEPRECIATION)
4,102	U.S. Treasury Notes (2 Year)	CBOT	December 2014	900,645,375	$2,392,349
455	U.S. Treasury Notes (5 Year)	CBOT	December 2014	54,340,508	(81,007)
94	U.S. Ultra Treasury Bonds	CBOT	December 2014	14,740,375	134,593
1,194	Euro Dollar Futures	CME	June 2015	297,335,850	131,843

Total					2,577,778

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT OCTOBER 31, 2014:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[4]	UNREALIZED DEPRECIATION
404	U.S. Treasury Bonds (30 Year)	CBOT	December 2014	57,001,875	$(710,695)
470	U.S. Treasury Notes (10 Year)	CBOT	December 2014	59,388,906	(215,588)
163	Euro Dollar Futures	CME	June 2016	40,210,063	(96,616)
355	Euro Dollar Futures	CME	September 2016	87,347,750	(218,482)
330	Euro Dollar Futures	CME	December 2016	80,990,250	(200,599)
306	Euro Dollar Futures	CME	March 2017	74,939,400	(179,191)
357	Euro Dollar Futures	CME	June 2017	87,255,263	(201,835)
332	Euro Dollar Futures	CME	September 2017	81,012,150	(181,027)
333	Euro Dollar Futures	CME	December 2017	81,131,287	(177,239)
333	Euro Dollar Futures	CME	March 2018	81,035,550	(187,042)
169	Euro Dollar Futures	CME	June 2018	41,083,900	(47,255)

Total					(2,415,569)

ADR - American Depositary Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CBOT - Chicago Board of Trade

CLP - Chilean Peso

CME - Chicago Mercantile Exchange

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

IO - Interest only

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3The rate shown is a fixed rate as of October 31, 2014; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2015 to 2022.

4Amount is stated in USD unless otherwise noted.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $114,463,309 or 6.7%, of the Series’ net assets as of October 31, 2014 (see Note 2 to the financial statements).

6The coupon rate is floating and is the effective rate as of October 31, 2014.

7Represents a Payment-In-Kind bond.

8All or a portion of security has been pledged in connection with outstanding futures contracts.

9Represents the annualized yield at time of purchase.

10Rate shown is the current yield as of October 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard &Poor, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2014

ASSETS:

Investments, at value (identified cost $1,593,361,549) (Note 2)	$1,685,608,547
Cash	69,918
Deposits at broker for futures contracts	22,910,822
Interest receivable	7,018,260
Receivable for fund shares sold	1,838,234
Receivable for securities sold	686,777
Variation margin receivable on futures contracts	153,566
Dividends receivable	487,976
Foreign tax reclaims receivable	296,419

TOTAL ASSETS	1,719,070,519

LIABILITIES:

Options written, at value (premiums received $461,544) (Note 2)	623,764
Accrued foreign capital gains tax (Note 2)	1,363
Accrued management fees (Note 3)	1,072,886
Accrued shareholder services fees (Class S) (Note 3)	165,168
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	144,618
Accrued fund accounting and administration fees (Note 3)	85,367
Accrued transfer agent fees (Note 3)	33,459
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	6,629,180
Payable for securities purchased	4,220,974
Other payables and accrued expenses	136,338

TOTAL LIABILITIES	13,113,524

TOTAL NET ASSETS	$1,705,956,995

NET ASSETS CONSIST OF:

Capital stock	$1,344,744
Additional paid-in-capital	1,473,921,959
Undistributed net investment income	7,668,172
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	130,809,863
Net unrealized appreciation on investments (net of foreign capital gains tax of $1,363), foreign currency and translation of other assets and liabilities	92,212,257

TOTAL NET ASSETS	$1,705,956,995

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2014

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($788,275,724/ 54,242,429 shares)	$14.53

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($719,847,430/ 63,143,108 shares)	$11.40

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($150,654,060/ 13,114,294 shares)	$11.49

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($47,179,781/ 3,974,565 shares)	$11.87

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2014

INVESTMENT INCOME:

Interest	$23,999,780
Dividends (net of foreign taxes withheld, $529,862)	12,395,903

Total Investment Income	36,395,683

EXPENSES:

Management fees (Note 3)	12,547,451
Shareholder services fees (Class S) (Note 3)	2,013,772
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,341,025
Fund accounting and administration fees (Note 3)	303,797
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	255,203
Transfer agent fees (Note 3)	186,394
Directors’ fees (Note 3)	34,574
Chief Compliance Officer service fees (Note 3)	3,161
Custodian fees	124,799
Miscellaneous	325,053

Total Expenses	17,135,229

NET INVESTMENT INCOME	19,260,454

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	134,045,497
Futures contracts	(1,662,426)
Options written	(493,887)
Foreign currency and translation of other assets and liabilities	143,970

132,033,154

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $1,077)	(63,894,758)
Futures contracts	162,209
Options written	(162,220)
Foreign currency and translation of other assets and liabilities	(56,901)

(63,951,670)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	68,081,484

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,341,938

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$19,260,454	$15,473,006
Net realized gain on investments and foreign currency	132,033,154	75,898,714
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(63,951,670)	85,698,702

Net increase from operations	87,341,938	177,070,422

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,823,288)	(6,825,953)
From net investment income (Class I)	(9,033,853)	(7,658,402)
From net investment income (Class C)	(574,092)	(496,170)
From net investment income (Class R)	(423,877)	(402,573)
From net realized gain on investments (Class S)	(34,149,792)	(17,081,557)
From net realized gain on investments (Class I)	(33,270,484)	(14,914,359)
From net realized gain on investments (Class C)	(6,238,941)	(2,510,618)
From net realized gain on investments (Class R)	(2,485,190)	(1,165,220)

Total distributions to shareholders	(92,999,517)	(51,054,852)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	140,904,867	119,728,977

Net increase in net assets	135,247,288	245,744,547

NET ASSETS:

Beginning of year	1,570,709,707	1,324,965,160

End of year (including undistributed net investment income of $7,668,172 and $5,302,846, respectively)	$1,705,956,995	$1,570,709,707

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.52	$13.28	$12.92	$12.94	$11.61

Income from investment operations:
Net investment income[1]	0.16	0.14	0.17	0.22	0.19
Net realized and unrealized gain on investments	0.59	1.55	0.77	0.14	1.28

Total from investment operations	0.75	1.69	0.94	0.36	1.47

Less distributions to shareholders:
From net investment income	(0.12)	(0.13)	(0.20)	(0.19)	(0.14)
From net realized gain on investments	(0.62)	(0.32)	(0.38)	(0.19)	—

Total distributions to shareholders	(0.74)	(0.45)	(0.58)	(0.38)	(0.14)

Net asset value - End of year	$14.53	$14.52	$13.28	$12.92	$12.94

Net assets - End of year (000’s omitted)	$788,276	$793,812	$707,222	$682,409	$633,304

Total return[2]	5.47%	13.07%	7.73%	2.78%	12.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.06%	1.06%	1.07%	1.07%	1.09%
Net investment income	1.12%	1.04%	1.34%	1.68%	1.60%
Series portfolio turnover	53%	52%	47%	52%	56%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.56	$10.67	$10.50	$10.60	$9.54

Income from investment operations:
Net investment income[1]	0.16	0.14	0.16	0.20	0.18
Net realized and unrealized gain on investments	0.46	1.23	0.62	0.11	1.06

Total from investment operations	0.62	1.37	0.78	0.31	1.24

Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.23)	(0.22)	(0.18)
From net realized gain on investments	(0.62)	(0.32)	(0.38)	(0.19)	—

Total distributions to shareholders	(0.78)	(0.48)	(0.61)	(0.41)	(0.18)

Net asset value - End of year	$11.40	$11.56	$10.67	$10.50	$10.60

Net assets - End of year (000’s omitted)	$719,847	$614,016	$496,286	$352,611	$294,000

Total return[2]	5.73%	13.34%	8.06%	2.93%	13.13%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.81%	0.81%	0.82%	0.82%	0.84%
Net investment income	1.37%	1.28%	1.57%	1.93%	1.85%
Series portfolio turnover	53%	52%	47%	52%	56%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class C

	FOR THE YEARS ENDED				FOR THE PERIOD 1/4/10[1] TO 10/31/10
	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.65	$10.75	$10.58	$10.69	$10.00

Income from investment operations:
Net investment income[2]	0.04	0.03	0.06	0.10	0.07
Net realized and unrealized gain on investments	0.47	1.25	0.62	0.11	0.67

Total from investment operations	0.51	1.28	0.68	0.21	0.74

Less distributions to shareholders:
From net investment income	(0.05)	(0.06)	(0.13)	(0.13)	(0.05)
From net realized gain on investments	(0.62)	(0.32)	(0.38)	(0.19)	—

Total distributions to shareholders	(0.67)	(0.38)	(0.51)	(0.32)	(0.05)

Net asset value - End of period	$11.49	$11.65	$10.75	$10.58	$10.69

Net assets - End of period (000’s omitted)	$150,654	$112,601	$81,457	$58,316	$32,019

Total return[3]	4.69%	12.27%	6.94%	1.97%	7.41%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.81%	1.81%	1.82%	1.82%	1.84%[4]
Net investment income	0.37%	0.29%	0.57%	0.92%	0.85%[4]
Series portfolio turnover	53%	52%	47%	52%	56%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEARS ENDED				FOR THE PERIOD 6/30/10[1] TO 10/31/10
	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.00	$11.06	$10.88	$10.99	$10.00

Income from investment operations:
Net investment income[2]	0.10	0.09	0.11	0.11	0.02
Net realized and unrealized gain on investments	0.49	1.28	0.65	0.16	0.97

Total from investment operations	0.59	1.37	0.76	0.27	0.99

Less distributions to shareholders:
From net investment income	(0.10)	(0.11)	(0.20)	(0.19)	—
From net realized gain on investments	(0.62)	(0.32)	(0.38)	(0.19)	—

Total distributions to shareholders	(0.72)	(0.43)	(0.58)	(0.38)	—

Net asset value - End of period	$11.87	$12.00	$11.06	$10.88	$10.99

Net assets - End of period (000’s omitted)	$47,180	$50,280	$39,999	$18,554	$237

Total return[3]	5.24%	12.77%	7.48%	2.50%	9.90%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.31%	1.31%	1.33%	1.32%	1.34%[4]
Net investment income	0.87%	0.80%	1.04%	1.05%	0.65%[4]
Series portfolio turnover	53%	52%	47%	52%	56%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S3	7.08%	10.14%	7.48%	8.85%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I3,4	7.32%	10.40%	7.65%	8.94%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class C3,5	6.28%	9.35%	6.71%	8.11%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R3,5	6.81%	9.85%	7.22%	8.63%
Barclays U.S. Aggregate Bond Index[6]	4.14%	4.22%	4.64%	5.69%
40/15/45 Blended Index[7]	8.23%	9.80%	6.88%	7.52%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2014 to the Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R for the year ended October 31, 2014.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010, and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update - Pro-Blend® Extended Term Series

(unaudited)

7The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,011.50	$5.37	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%
Class I
Actual	$1,000.00	$1,012.20	$4.11	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,007.60	$9.16	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%
Class R
Actual	$1,000.00	$1,010.50	$6.64	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Extended Term Series

As of October 31, 2014 (unaudited)

Sector Allocation[3]
Consumer Discretionary	18.5%
Financials	14.8%
Information Technology	11.0%
Energy	9.1%
Health Care	7.5%
Consumer Staples	7.0%
Industrials	6.0%
Materials	5.6%
Telecommunication Services	0.9%
Utilities	0.2%

[3]Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]
Cerner Corp.	2.3%
EMC Corp.	2.2%
Twenty-First Century Fox, Inc. - Class A	2.0%
Monsanto Co.	1.9%
Hess Corp.	1.7%
General Electric Co.	1.6%
Juniper Networks, Inc.	1.6%
AMC Networks, Inc. - Class A	1.5%
Viacom, Inc. - Class B	1.2%
Catamaran Corp.	1.2%

4As a percentage of total investments.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 62.7%

Consumer Discretionary - 16.3%
Auto Components - 0.1%
F.C.C. Co. Ltd. (Japan)[1]	20,000	$340,377
Halla Holdings Corp. (South Korea)[1]	2,004	132,512
Hankook Tire Co. Ltd. (South Korea)[1]	13,890	715,666
Mando Corp. (South Korea)*[1]	2,186	412,152
Musashi Seimitsu Industry Co. Ltd. (Japan)[1]	12,300	241,471
Nissin Kogyo Co. Ltd. (Japan)[1]	16,600	256,559

		2,098,737

Automobiles - 0.0%##
Hyundai Motor Co. (South Korea)[1]	2,130	337,992
Toyota Motor Corp. (Japan)[1]	3,400	204,602

		542,594

Diversified Consumer Services - 0.8%
Apollo Education Group, Inc.*	413,205	11,842,455
Kroton Educacional S.A. (Brazil)	191,934	1,367,914

		13,210,369

Hotels, Restaurants & Leisure - 0.7%
Accor S.A. (France)[1]	26,610	1,117,946
Arcos Dorados Holdings, Inc. - Class A (Argentina)	37,320	229,891
Darden Restaurants, Inc.	19,080	987,962
Hyatt Hotels Corp. - Class A*	10,360	613,519
Whistler Blackcomb Holdings, Inc. (Canada)	11,010	185,901
Whitbread plc (United Kingdom)[1]	14,430	1,008,667
Yum! Brands, Inc.	107,730	7,738,246

		11,882,132

Household Durables - 1.2%
DR Horton, Inc.	246,920	5,627,307
Lennar Corp. - Class A	145,393	6,263,530
LG Electronics, Inc. (South Korea)[1]	12,430	759,121
Nikon Corp. (Japan)[1]	40,000	548,067
PulteGroup, Inc.	29,310	562,459
Toll Brothers, Inc.*	182,221	5,821,961
TRI Pointe Homes, Inc.*	21,640	296,252
WCI Communities, Inc.*	8,200	153,832

		20,032,529

Internet & Catalog Retail - 2.3%
Amazon.com, Inc.*	37,300	11,393,658
ASOS plc (United Kingdom)*[1]	22,310	951,309
Expedia, Inc.	12,360	1,050,229
Groupon, Inc.*	379,310	2,772,756
MakeMyTrip Ltd. (India)*	11,820	356,196
Ocado Group plc (United Kingdom)*[1]	34,980	139,339
The Priceline Group, Inc.*	11,000	13,268,310
Rakuten, Inc. (Japan)[1]	79,580	897,382
TripAdvisor, Inc.*	116,060	10,289,880

		41,119,059

Media - 9.6%
AMC Networks, Inc. - Class A*	418,646	25,390,880
British Sky Broadcasting Group plc (United Kingdom)[1]	51,190	725,474
Discovery Communications, Inc. - Class A*	43,830	1,549,391
Gannett Co., Inc.	502,170	15,818,355
Global Mediacom Tbk PT (Indonesia)[1]	1,326,570	215,303
ITV plc (United Kingdom)[1]	40,220	130,662
Lamar Advertising Co. - Class A	10,370	535,611
Liberty Global plc - Class A - ADR (United Kingdom)*	163,290	7,424,796
Liberty Global plc - Class C - ADR (United Kingdom)*	165,940	7,379,352
Mediaset Espana Comunicacion S.A. (Spain)*[1]	124,680	1,565,274
Modern Times Group AB - Class B (Sweden)[1]	4,650	143,759
Morningstar, Inc.	19,600	1,337,700
Nexstar Broadcasting Group, Inc. - Class A	142,346	6,422,652
ProSiebenSat.1 Media AG (Germany)[1]	3,310	133,711
Reed Elsevier plc - ADR (United Kingdom)	5,439	357,560
Sinclair Broadcast Group, Inc. - Class A	443,493	12,883,472
Societe Television Francaise 1 (France)[1]	37,649	561,291
Starz - Class A*	457,150	14,125,935
Time Warner, Inc.	69,990	5,562,105
Tribune Media Co. - Class A*	125,511	8,409,237
Twenty-First Century Fox, Inc. - Class A	1,035,750	35,712,660
Viacom, Inc. - Class B	279,350	20,303,158
World Wrestling Entertainment, Inc. - Class A	207,450	2,562,007

		169,250,345

Multiline Retail - 0.0%##
Marks & Spencer Group plc (United Kingdom)[1]	39,250	255,588

Specialty Retail - 0.5%
American Eagle Outfitters, Inc.	151,980	1,955,983
Belle International Holdings Ltd. (Hong Kong)[1]	935,000	1,189,811
China ZhengTong Auto Services Holdings Ltd. (China)[1]	739,500	418,928
Dick’s Sporting Goods, Inc.	48,710	2,209,973

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
Groupe Fnac S.A. (France)*[1]	279	$11,738
Hennes & Mauritz AB - Class B (Sweden)[1]	12,930	515,901
Kingfisher plc (United Kingdom)[1]	394,710	1,912,151
Komeri Co. Ltd. (Japan)[1]	20,000	449,591
Sa Sa International Holdings Ltd. (Hong Kong)[1]	914,000	631,904

		9,295,980

Textiles, Apparel & Luxury Goods - 1.1%
Adidas AG (Germany)[1]	5,280	384,732
Daphne International Holdings Ltd. (China)[1]	756,000	380,564
Gildan Activewear, Inc. (Canada)	26,280	1,567,076
Kering (France)[1]	2,230	430,356
lululemon athletica, Inc.*	383,957	15,991,809

		18,754,537

Total Consumer Discretionary		286,441,870

Consumer Staples - 6.3%
Beverages - 2.6%
AMBEV S.A. - ADR (Brazil)*	1,533,335	10,242,678
Anheuser-Busch InBev N.V. (Belgium)[1]	133,396	14,792,852
Carlsberg A/S - Class B (Denmark)[1]	10,540	929,614
Cia Cervecerias Unidas S.A. - ADR (Chile)	23,590	502,703
Diageo plc (United Kingdom)[1]	523,170	15,429,467
Monster Beverage Corp.*	13,460	1,357,845
Remy Cointreau S.A. (France)[1]	2,000	142,334
SABMiller plc (United Kingdom)[1]	10,930	618,231
Treasury Wine Estates Ltd. (Australia)[1]	190,140	776,337
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	88,000	650,512

		45,442,573

Food & Staples Retailing - 0.5%
Carrefour S.A. (France)[1]	36,377	1,066,220
Casino Guichard-Perrachon S.A. (France)[1]	2,930	300,422
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	50,400	483,840
Tesco plc (United Kingdom)[1]	2,008,940	5,576,773
Wal-Mart de Mexico S.A.B. de C.V. - Class V (Mexico)	215,000	498,613

		7,925,868

Food Products - 2.1%
Biostime International Holdings Ltd. (China)[1]	123,270	279,120
Charoen Pokphand Foods PCL (Thailand)[1]	1,284,130	1,232,576
Danone S.A. (France)[1]	15,640	1,068,720
Dean Foods Co.	101,950	1,499,685
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	188,350	553,878
Ingredion, Inc.	4,550	351,487
Keurig Green Mountain, Inc.	14,600	2,215,550
M Dias Branco S.A. (Brazil)	6,800	264,437
Nestle S.A. (Switzerland)[1]	226,420	16,604,316
Tiger Brands Ltd. (South Africa)[1]	12,820	385,867
Unilever plc - ADR (United Kingdom)	318,969	12,832,123

		37,287,759

Household Products - 0.3%
Energizer Holdings, Inc.	43,040	5,278,856
Reckitt Benckiser Group plc (United Kingdom)[1]	6,950	585,351

		5,864,207

Personal Products - 0.0%##
Beiersdorf AG (Germany)[1]	3,420	277,289
Natura Cosmeticos S.A. (Brazil)	25,960	377,158

		654,447

Tobacco - 0.8%
Gudang Garam Tbk PT (Indonesia)[1]	114,710	548,940
Imperial Tobacco Group plc (United Kingdom)[1]	285,280	12,393,036
Swedish Match AB (Sweden)[1]	25,710	836,013

		13,777,989

Total Consumer Staples		110,952,843

Energy - 7.9%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	329,560	17,453,498
Cameron International Corp.*	289,330	17,229,601
CGG S.A. (France)*[1]	11,088	64,060
Core Laboratories N.V. - ADR	1,780	248,363
Oceaneering International, Inc.	2,520	177,080
Petroleum Geo-Services ASA (Norway)[1]	24,570	122,034
Saipem S.p.A. (Italy)*[1]	23,070	361,159
Schlumberger Ltd.	188,670	18,614,182
Spectrum ASA (Norway)[1]	59,940	282,052
SPT Energy Group, Inc. (China)[1]	444,000	139,880
TGS Nopec Geophysical Co. ASA (Norway)[1]	33,910	791,045
Trican Well Service Ltd. (Canada)	17,090	153,151
Weatherford International plc - ADR*	840,320	13,798,054

		69,434,159

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels - 3.9%
Apache Corp.	63,035	$4,866,302
Cameco Corp. (Canada)	139,276	2,420,617
Cloud Peak Energy, Inc.*	136,847	1,638,059
Cosan S.A. Industria e Comercio (Brazil)	10,980	153,274
Encana Corp. (Canada)	44,710	832,947
EOG Resources, Inc.	38,337	3,643,932
Hess Corp.	358,851	30,434,153
Koninklijke Vopak N.V. (Netherlands)[1]	9,786	490,761
Pacific Rubiales Energy Corp. (Colombia)	31,330	472,570
Peabody Energy Corp.	1,389,051	14,487,802
Petroleo Brasileiro S.A. - ADR (Brazil)	49,110	600,615
Range Resources Corp.	99,950	6,836,580
Royal Dutch Shell plc - Class B (Netherlands)[1]	24,549	906,969
Talisman Energy, Inc. (Canada)	153,040	976,317
Whitehaven Coal Ltd. (Australia)*[1]	102,200	137,063

		68,897,961

Total Energy		138,332,120

Financials - 6.0%
Banks - 1.5%
Hong Leong Financial Group Berhad (Malaysia)[1]	153,070	842,259
HSBC Holdings plc (United Kingdom)[1]	1,346,440	13,727,385
ICICI Bank Ltd. - ADR (India)	9,550	538,238
Popular, Inc.*	330,819	10,546,510
Sumitomo Mitsui Trust Holdings, Inc. (Japan)[1]	141,000	575,664
Synovus Financial Corp.	44,760	1,135,114

		27,365,170

Capital Markets - 0.2%
CETIP S.A. - Mercados Organizados (Brazil)	16,020	203,006
Daiwa Securities Group, Inc. (Japan)[1]	90,000	711,266
Financial Engines, Inc.	48,440	1,931,303

		2,845,575

Consumer Finance - 0.1%
SLM Corp.	179,740	1,716,517

Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. - Class B*	1,330	186,413
JSE Ltd. (South Africa)[1]	53,080	516,856
MSCI, Inc.	34,550	1,612,103

		2,315,372

Insurance - 0.1%
Admiral Group plc (United Kingdom)[1]	27,100	579,860
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	77,260	232,288
Mapfre S.A. (Spain)[1]	282,140	967,472
Zurich Insurance Group AG (Switzerland)[1]	1,910	578,021

		2,357,641

Real Estate Investment Trusts (REITS) - 3.2%
Agree Realty Corp.	20,600	630,566
Alexandria Real Estate Equities, Inc.	7,820	649,060
Alstria Office REIT AG (Germany)[1]	105,980	1,315,744
American Campus Communities, Inc.	8,860	347,932
Apartment Investment & Management Co. - Class A	17,690	633,125
Associated Estates Realty Corp.	31,150	608,359
AvalonBay Communities, Inc.	3,550	553,232
BioMed Realty Trust, Inc.	122,546	2,661,699
Boston Properties, Inc.	3,380	428,415
Camden Property Trust	6,960	533,623
CatchMark Timber Trust, Inc. - Class A	32,320	378,144
CBL & Associates Properties, Inc.	82,850	1,584,921
CBS Outdoor Americas, Inc.	64,750	1,970,343
Chesapeake Lodging Trust	22,440	741,418
CoreSite Realty Corp.	15,670	580,103
Corporate Office Properties Trust	84,810	2,318,705
Crown Castle International Corp.	4,500	351,540
CubeSmart	18,960	399,108
DDR Corp.	29,990	544,019
Digital Realty Trust, Inc.	45,711	3,153,602
Duke Realty Corp.	29,500	559,320
DuPont Fabros Technology, Inc.	18,752	580,749
Education Realty Trust, Inc.	48,170	542,394
Equity Lifestyle Properties, Inc.	8,030	394,273
Equity One, Inc.	15,480	371,520
Equity Residential	8,520	592,651
Essex Property Trust, Inc.	3,000	605,280
Excel Trust, Inc.	27,280	354,640
Extra Space Storage, Inc.	5,880	341,981
Fibra Shop Portafolios Inmobiliarios SAPI de CV (Mexico)	190,160	258,277
General Growth Properties, Inc.	22,100	572,611
HCP, Inc.	20,880	918,094
Health Care REIT, Inc.	10,480	745,233
Healthcare Trust of America, Inc.	31,160	400,094
Home Properties, Inc.	5,840	375,570
Host Hotels & Resorts, Inc.	31,040	723,542
Inland Real Estate Corp.	34,980	371,138
Kimco Realty Corp.	39,130	976,293

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Kite Realty Group Trust	27,982	$724,454
Mack-Cali Realty Corp.	25,420	476,117
Mid-America Apartment Communities, Inc.	8,700	614,742
Pebblebrook Hotel Trust	18,870	803,862
Pennsylvania Real Estate Investment Trust	17,720	379,740
Physicians Realty Trust	40,820	626,179
Plum Creek Timber Co., Inc.	30,506	1,251,051
Potlatch Corp.	3,770	165,842
Public Storage	3,990	735,517
Rayonier, Inc.	5,100	170,697
Rouse Properties, Inc.	39,070	711,465
Saul Centers, Inc.	3,610	198,369
Scentre Group (Australia)*[1]	84,170	268,498
Simon Property Group, Inc.	11,460	2,053,747
Sovran Self Storage, Inc.	9,020	767,512
UDR, Inc.	19,170	579,509
Ventas, Inc.	10,040	687,840
Washington Prime Group, Inc.	24,000	423,120
Washington Real Estate Investment Trust	13,120	370,771
Westfield Corp. (Australia)[1]	141,390	993,551
Weyerhaeuser Co.	378,817	12,826,744

		55,896,645

Real Estate Management & Development - 0.8%
BR Malls Participacoes S.A. (Brazil)	23,640	189,853
Forest City Enterprises, Inc. - Class A*	24,470	511,178
Forestar Group, Inc.*	9,000	157,050
General Shopping Brasil S.A. (Brazil)*	149,299	406,703
Realogy Holdings Corp.*	293,569	12,039,265

		13,304,049

Total Financials		105,800,969

Health Care - 7.1%
Biotechnology - 0.3%
BioMarin Pharmaceutical, Inc.*	26,020	2,146,650
Green Cross Corp. (South Korea)[1]	6,376	815,998
Seattle Genetics, Inc.*	44,300	1,624,481

		4,587,129

Health Care Equipment & Supplies - 0.3%
BioMerieux (France)[1]	1,250	131,863
Carl Zeiss Meditec AG (Germany)[1]	23,550	633,660
HeartWare International, Inc.*	22,860	1,762,963
Neogen Corp.*	4,000	175,600
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	1,188,000	1,201,348
Thoratec Corp.*	67,580	1,836,824

		5,742,258

Health Care Providers & Services - 2.4%
Catamaran Corp.*	425,100	20,264,517
Express Scripts Holding Co.*	217,090	16,676,854
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	7,600	557,822
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	14,780	541,096
KPJ Healthcare Berhad (Malaysia)[1]	163,200	194,015
Life Healthcare Group Holdings Ltd. (South Africa)[1]	210,630	796,519
Odontoprev S.A. (Brazil)	255,650	923,390
Quest Diagnostics, Inc.	17,130	1,087,070
Universal Health Services, Inc. - Class B	9,820	1,018,432

		42,059,715

Health Care Technology - 2.2%
Cerner Corp.*	624,250	39,539,995

Life Sciences Tools & Services - 0.0%##
Gerresheimer AG (Germany)[1]	10,250	570,329
QIAGEN N.V.*[1]	11,650	273,791

		844,120

Pharmaceuticals - 1.9%
AstraZeneca plc (United Kingdom)[1]	2,540	185,542
AstraZeneca plc - ADR (United Kingdom)	16,540	1,206,428
GlaxoSmithKline plc (United Kingdom)[1]	14,575	329,597
Johnson & Johnson	104,720	11,286,722
Novartis AG - ADR (Switzerland)	4,030	373,541
Novo Nordisk A/S - Class B (Denmark)[1]	9,100	411,345
Otsuka Holdings Co. Ltd. (Japan)[1]	6,800	238,531
Roche Holding AG (Switzerland)[1]	920	271,493
Sanofi (France)[1]	5,285	479,561
Sanofi - ADR (France)	377,420	17,451,901
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	9,790	552,841

		32,787,502

Total Health Care		125,560,719

Industrials - 4.3%
Airlines - 0.4%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)	379,207	1,960,500
Latam Airlines Group S.A. - ADR (Chile)*	244,246	2,979,801

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines (continued)
Republic Airways Holdings, Inc.*	183,680	$2,299,674
Ryanair Holdings plc - ADR (Ireland)*	7,050	391,557

		7,631,532

Commercial Services & Supplies - 0.1%
Aggreko plc (United Kingdom)[1]	32,556	794,296
MiX Telematics Ltd. - ADR (South Africa)*	21,770	193,971
Rollins, Inc.	5,690	181,340
Tomra Systems ASA (Norway)[1]	42,240	316,254

		1,485,861

Electrical Equipment - 0.1%
Alstom S.A. (France)*[1]	21,220	740,646
Nexans S.A. (France)*[1]	7,031	214,238
Polypore International, Inc.*	4,020	176,558
Schneider Electric SE (France)[1]	11,230	884,767

		2,016,209

Industrial Conglomerates - 1.7%
General Electric Co.	1,104,340	28,503,015
Siemens AG (Germany)[1]	20,100	2,267,145

		30,770,160

Machinery - 1.3%
AGCO Corp.	6,270	277,824
ANDRITZ AG (Austria)[1]	9,010	435,401
Chart Industries, Inc.*	21,440	998,032
Deere & Co.	1,530	130,876
FANUC Corp. (Japan)[1]	6,380	1,124,384
Joy Global, Inc.	321,656	16,928,755
Kennametal, Inc.	3,080	118,919
Komatsu Ltd. (Japan)[1]	12,600	297,478
KUKA AG (Germany)[1]	2,930	184,660
Pall Corp.	5,560	508,295
Pentair plc (United Kingdom)	6,760	453,258
Sany Heavy Equipment International Holdings Co. Ltd. (China)*[1]	844,000	187,069
SKF AB - Class B (Sweden)[1]	22,840	458,112
Terex Corp.	35,320	1,016,156
Xylem, Inc.	12,330	448,319

		23,567,538

Marine - 0.0%##
Sinotrans Shipping Ltd. (China)*[1]	171,400	46,883

Professional Services - 0.1%
Experian plc (United Kingdom)[1]	27,980	420,709
SGS S.A. (Switzerland)[1]	284	624,381

		1,045,090

Road & Rail - 0.3%
Heartland Express, Inc.	46,310	1,164,233
Hertz Global Holdings, Inc.*	74,740	1,638,301
Kansas City Southern	2,100	257,859
Swift Transportation Co.*	50,340	1,243,398
Union Pacific Corp.	2,520	293,454

		4,597,245

Trading Companies & Distributors - 0.2%
Brenntag AG (Germany)[1]	15,030	729,279
Fastenal Co.	43,160	1,900,766

		2,630,045

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings, Inc.*	86,870	1,541,943

Total Industrials		75,332,506

Information Technology - 10.3%
Communications Equipment - 1.9%
Alcatel-Lucent - ADR (France)	157,980	473,940
ARRIS Group, Inc.*	69,770	2,094,495
Ixia*	173,870	1,674,368
Juniper Networks, Inc.	1,310,086	27,603,512
Palo Alto Networks, Inc.*	850	89,845
Polycom, Inc.*	82,760	1,082,501

		33,018,661

Electronic Equipment, Instruments & Components - 0.2%
Cognex Corp.*	4,300	170,108
FLIR Systems, Inc.	46,050	1,544,057
Hitachi Ltd. (Japan)[1]	140,000	1,100,047
Keyence Corp. (Japan)[1]	1,609	779,694

		3,593,906

Internet Software & Services - 2.5%
eBay, Inc.*	360,120	18,906,300
Google, Inc. - Class A*	18,320	10,403,378
Google, Inc. - Class C*	18,320	10,242,346
NetEase, Inc. - ADR (China)	6,290	595,789
Q2 Holdings, Inc.*	59,610	899,515
Qihoo 360 Technology Co. Ltd. - ADR (China)*	24,418	1,782,026
Tencent Holdings Ltd. (China)[1]	38,800	623,604
Youku Tudou, Inc. - ADR (China)*	10,540	206,584
Zillow, Inc. - Class A*	7,230	786,118

		44,445,660

IT Services - 2.1%
Amdocs Ltd. - ADR	7,400	351,796
EVERTEC, Inc.	141,460	3,211,142

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
InterXion Holding N.V. - ADR (Netherlands)*	6,480	$177,163
MasterCard, Inc. - Class A	117,402	9,832,417
VeriFone Systems, Inc.*	339,340	12,643,808
Visa, Inc. - Class A	43,130	10,412,876

		36,629,202

Semiconductors & Semiconductor Equipment - 0.0%##
GCL-Poly Energy Holdings Ltd. (Hong Kong)*[1]	515,000	173,567
REC Silicon ASA (Norway)*[1]	308,950	123,517

		297,084

Software - 1.3%
Aspen Technology, Inc.*	3,000	110,790
AVEVA Group plc (United Kingdom)[1]	78,699	1,933,736
Check Point Software Technologies Ltd. (Israel)*	1,290	95,783
Electronic Arts, Inc.*	462,560	18,951,083
Fortinet, Inc.*	3,290	85,705
Imperva, Inc.*	2,630	107,751
Nuance Communications, Inc.*	10,590	163,404
Proofpoint, Inc.*	1,990	87,640
SAP SE (Germany)[1]	16,750	1,141,267
Temenos Group AG (Switzerland)[1]	8,610	300,604
Totvs S.A. (Brazil)	58,078	846,595

		23,824,358

Technology Hardware, Storage & Peripherals - 2.3%
Canon, Inc. (Japan)[1]	10,000	306,802
EMC Corp.	1,310,590	37,653,251
Samsung Electronics Co. Ltd. (South Korea)[1]	1,790	2,087,395
Stratasys Ltd.*	1,510	181,744

		40,229,192

Total Information Technology		182,038,063

Materials - 4.3%
Chemicals - 3.1%
Akzo Nobel N.V. (Netherlands)[1]	2,160	144,043
BASF SE (Germany)[1]	10,340	913,643
FMC Corp.	17,960	1,030,006
Linde AG (Germany)[1]	6,790	1,253,129
Monsanto Co.	290,010	33,362,750
The Mosaic Co.	324,110	14,361,314
Novozymes A/S - Class B (Denmark)[1]	3,590	166,241
Potash Corp. of Saskatchewan, Inc. (Canada)	12,970	443,185
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	29,219	693,367
Syngenta AG (Switzerland)[1]	1,830	565,941
Tronox Ltd. - Class A	6,820	164,908
Umicore S.A. (Belgium)[1]	12,569	493,314
Wacker Chemie AG (Germany)[1]	1,510	182,980
Yingde Gases Group Co. Ltd. (China)[1]	252,000	196,772

		53,971,593

Construction Materials - 0.0%##
CRH plc (Ireland)[1]	19,370	430,404
Holcim Ltd. (Switzerland)[1]	4,020	285,318

		715,722

Metals & Mining - 1.2%
Alcoa, Inc.	1,049,720	17,593,307
Alumina Ltd. (Australia)*[1]	302,560	437,289
Iluka Resources Ltd. (Australia)[1]	42,160	270,656
Impala Platinum Holdings Ltd. (South Africa)*[1]	28,580	208,453
Jastrzebska Spolka Weglowa S.A. (Poland)*[1]	28,660	246,293
Norsk Hydro ASA (Norway)[1]	98,410	550,990
Stillwater Mining Co.*	100,437	1,318,738
Teck Resources Ltd. - Class B (Canada)	33,484	528,378
ThyssenKrupp AG (Germany)*[1]	8,990	216,673

		21,370,777

Total Materials		76,058,092

Telecommunication Services - 0.2%
Diversified Telecommunication Services - 0.1%
Telefonica S.A. - ADR (Spain)	88,090	1,319,588
Telenor ASA - ADR (Norway)[2]	10,210	687,541

		2,007,129

Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	48,749	1,189,963
China Mobile Ltd. (China)[1]	53,000	659,453

		1,849,416

Total Telecommunication Services		3,856,545

TOTAL COMMON STOCKS (Identified Cost $996,808,156)		1,104,373,727

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[4]	VALUE (NOTE 2)

PREFERRED STOCKS - 0.2%

Financials - 0.2%
Banks - 0.0%##
U.S. Bancorp., Series F (non-cumulative), 6.50%[3]	30,400	$891,024

Insurance - 0.1%
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[3]	14,000	1,414,000

Real Estate Investment Trusts (REITS) - 0.1%
Public Storage, Series Q, 6.50%	39,780	1,044,225

TOTAL PREFERRED STOCKS (Identified Cost $3,173,750)		3,349,249

CORPORATE BONDS - 17.0%

Convertible Corporate Bonds - 0.2%
Consumer Discretionary - 0.1%
Internet & Catalog Retail - 0.1%
The Priceline Group, Inc., 0.35%, 6/15/2020	1,250,000	1,417,187

Financials - 0.1%
Real Estate Investment Trusts (REITS) - 0.1%
BioMed Realty LP5, 3.75%, 1/15/2030	850,000	1,080,563

Total Convertible Corporate Bonds (Identified Cost $2,516,250)		2,497,750

Non-Convertible Corporate Bonds - 16.8%
Consumer Discretionary - 2.0%
Auto Components - 0.3%
Delphi Corp., 5.00%, 2/15/2023	1,800,000	1,928,250
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 3.50%, 3/15/2017	2,165,000	2,154,175
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 5.875%, 2/1/2022	1,095,000	1,125,113

		5,207,538

Automobiles - 0.2%
Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	650,000	732,817
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	2,007,000	2,196,120
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	1,045,000	1,305,977

		4,234,914

Diversified Consumer Services - 0.2%
Block Financial LLC, 5.50%, 11/1/2022	2,760,000	2,977,477
Crestview DS Merger Sub II, Inc., 10.00%, 9/1/2021	635,000	701,675

		3,679,152

Hotels, Restaurants & Leisure - 0.2%
International Game Technology, 7.50%, 6/15/2019	3,790,000	4,197,201

Household Durables - 0.1%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[5], 6.125%, 7/1/2022	755,000	802,187
NVR, Inc., 3.95%, 9/15/2022	500,000	511,227
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	890,000	872,200

		2,185,614

Media - 0.7%
21st Century Fox America, Inc., 6.90%, 3/1/2019	1,080,000	1,284,290
Cogeco Cable, Inc. (Canada)[5], 4.875%, 5/1/2020	1,155,000	1,155,000
Columbus International, Inc. (Barbados)[5], 7.375%, 3/30/2021	670,000	710,200
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	1,515,000	1,694,099
Discovery Communications LLC, 5.05%, 6/1/2020	1,350,000	1,500,629
Gannett Co., Inc.[5], 4.875%, 9/15/2021	1,145,000	1,153,587
Sirius XM Radio, Inc.[5], 4.25%, 5/15/2020	1,150,000	1,143,531
Time Warner, Inc., 4.875%, 3/15/2020	1,200,000	1,322,578
Time Warner, Inc., 4.75%, 3/29/2021	1,650,000	1,814,952

		11,778,866

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	1,270,000	1,217,774

Specialty Retail - 0.1%
The TJX Companies, Inc., 2.75%, 6/15/2021	1,510,000	1,507,512

Textiles, Apparel & Luxury Goods - 0.1%
VF Corp., 5.95%, 11/1/2017	880,000	1,000,891

Total Consumer Discretionary		35,009,462

Consumer Staples - 0.7%
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	1,050,000	1,273,359
Pernod-Ricard S.A. (France)[5], 5.75%, 4/7/2021	1,320,000	1,510,271
SABMiller plc (United Kingdom)[5], 6.50%, 7/15/2018	1,000,000	1,152,173

		3,935,803

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC5, 5.375%, 7/15/2022	1,115,000	1,115,000
KeHE Distributors LLC - KeHE Finance Corp.[5], 7.625%, 8/15/2021	870,000	924,375

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food & Staples Retailing (continued)
Shearer’s Foods LLC - Chip Finance Corp.[5], 9.00%, 11/1/2019		685,000	$753,500

			2,792,875

Food Products - 0.1%
Pinnacle Operating Corp.[5], 9.00%, 11/15/2020		1,040,000	1,120,600

Household Products - 0.2%
Energizer Holdings, Inc., 4.70%, 5/19/2021		1,300,000	1,327,863
Harbinger Group, Inc., 7.875%, 7/15/2019		865,000	936,363
Harbinger Group, Inc., 7.75%, 1/15/2022		940,000	954,100

			3,218,326

Tobacco - 0.0%##
Vector Group Ltd., 7.75%, 2/15/2021		825,000	894,094

Total Consumer Staples			11,961,698

Energy - 1.1%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc., 7.50%, 11/15/2018		935,000	1,130,481
Parker Drilling Co., 6.75%, 7/15/2022		1,160,000	1,055,600
Schlumberger Oilfield plc[5], 4.20%, 1/15/2021		400,000	436,388
Seventy Seven Operating LLC, 6.625%, 11/15/2019		690,000	683,100
Shelf Drilling Holdings Ltd. (United Arab Emirates)[5], 8.625%, 11/1/2018		1,035,000	1,022,063
US Shale Solutions, Inc.[5], 12.50%, 9/1/2017		575,000	517,500
Weatherford International Ltd., 9.625%, 3/1/2019		620,000	792,295

			5,637,427

Oil, Gas & Consumable Fuels - 0.8%
Buckeye Partners LP, 4.15%, 7/1/2023		1,275,000	1,281,295
CNOOC Nexen Finance 2014 ULC (China), 1.625%, 4/30/2017		1,345,000	1,345,377
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021		935,000	776,050
FTS International, Inc.[5], 6.25%, 5/1/2022		705,000	666,225
Ithaca Energy, Inc. (United Kingdom)[5], 8.125%, 7/1/2019		1,105,000	950,300
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020		1,380,000	1,443,825
Petrobras Global Finance B.V. (Brazil)[6], 1.852%, 5/20/2016		3,250,000	3,250,000
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018		1,370,000	1,514,261
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019		1,600,000	1,943,840
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		1,075,000	1,126,063

			14,297,236

Total Energy			19,934,663

Financials - 8.4%
Banks - 2.7%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)[6], 9.00%, 5/29/2049		1,400,000	1,513,120
Banco Santander S.A. (Spain)[6], 6.375%, 5/29/2049		1,400,000	1,375,850
Bank of America Corp., 7.625%, 6/1/2019		2,250,000	2,729,115
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020		1,100,000	1,195,469
Barclays Bank plc (United Kingdom)[5], 10.179%, 6/12/2021		1,250,000	1,678,340
Barclays Bank plc (United Kingdom), 3.75%, 5/15/2024		500,000	506,406
Barclays plc (United Kingdom)[6], 6.625%, 6/29/2049		800,000	765,600
BBVA Bancomer S.A. (Mexico)[5], 6.75%, 9/30/2022		1,670,000	1,891,275
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015		2,000,000	2,072,210
BPCE S.A. (France)[6], 2.84%, 7/29/2049		1,500,000	1,313,025
Citigroup, Inc., 8.50%, 5/22/2019		2,663,000	3,341,317
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	380,000	353,046
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[6], 8.40%, 11/29/2049		850,000	935,000
HSBC Bank plc (United Kingdom)[5], 1.50%, 5/15/2018		1,580,000	1,558,605
HSBC Finance Corp., 6.676%, 1/15/2021		1,400,000	1,649,876
HSBC USA Capital Trust I (United Kingdom)[5], 7.808%, 12/15/2026		600,000	607,405
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,650,000	1,717,785
Intesa Sanpaolo S.p.A. (Italy)[5], 6.50%, 2/24/2021		1,400,000	1,624,465
Intesa Sanpaolo S.p.A. (Italy)[5], 5.017%, 6/26/2024		1,500,000	1,465,971
JPMorgan Chase & Co., 4.95%, 3/25/2020		3,130,000	3,475,339
Lloyds Bank plc (United Kingdom)[5], 6.50%, 9/14/2020		4,735,000	5,476,222
Lloyds Bank plc (United Kingdom)[6], 9.875%, 12/16/2021		1,335,000	1,535,250

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
National City Corp., 6.875%, 5/15/2019		2,255,000	$2,668,626
Popular, Inc., 7.00%, 7/1/2019		1,505,000	1,516,287
Royal Bank of Canada (Canada), 3.27%, 11/10/2014	CAD	295,000	261,784
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	CAD	465,000	415,379
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	445,000	418,668
The Royal Bank of Scotland plc (United Kingdom)[6], 9.50%, 3/16/2022		585,000	668,597
Santander Bank N.A. (Spain), 8.75%, 5/30/2018		1,300,000	1,572,863
Santander Holdings USA, Inc., 4.625%, 4/19/2016		370,000	389,192
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	400,000	371,961

			47,064,048

Capital Markets - 0.9%
Goldman Sachs Capital II6, 4.00%, 12/29/2049		2,005,000	1,507,760
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		2,510,000	2,836,300
The Goldman Sachs Group, Inc.[6], 1.332%, 11/15/2018		5,045,000	5,096,651
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020		2,225,000	2,494,926
The Goldman Sachs Group, Inc.[6], 1.836%, 11/29/2023		1,100,000	1,135,454
Scottrade Financial Services, Inc.[5], 6.125%, 7/11/2021		400,000	420,167
UBS AG (Switzerland)[6], 7.25%, 2/22/2022		1,150,000	1,243,783
UBS AG (Switzerland), 7.625%, 8/17/2022		825,000	973,629
UBS AG (Switzerland)[6], 4.75%, 5/22/2023		970,000	980,913

			16,689,583

Consumer Finance - 0.5%
Ally Financial, Inc., 6.75%, 12/1/2014		610,000	611,830
American Express Co.[6], 6.80%, 9/1/2066		930,000	985,707
Capital One Bank USA National Association, 2.15%, 11/21/2018		850,000	847,100
Caterpillar Financial Services Corp., 7.05%, 10/1/2018		815,000	965,539
CNG Holdings, Inc.[5], 9.375%, 5/15/2020		910,000	684,775
Discover Bank, 4.20%, 8/8/2023		1,280,000	1,341,126
Navient Corp., 6.00%, 1/25/2017		1,995,000	2,104,725
Navient Corp., 6.125%, 3/25/2024		1,100,000	1,135,761

			8,676,563

Diversified Financial Services - 1.0%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018		85,000	98,812
CME Group, Inc., 3.00%, 9/15/2022		1,270,000	1,276,181
General Electric Capital Corp.[6], 0.612%, 5/5/2026		2,295,000	2,190,603
General Electric Capital Corp.[6], 7.125%, 12/29/2049		2,150,000	2,504,750
ING Bank N.V. (Netherlands)[5], 5.80%, 9/25/2023		1,870,000	2,081,164
ING Bank N.V. (Netherlands)[6], 4.125%, 11/21/2023		1,460,000	1,495,668
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5], 7.375%, 4/1/2020		875,000	870,625
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5], 7.50%, 4/15/2021		1,180,000	1,174,100
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5], 6.875%, 4/15/2022		695,000	672,413
Jefferies Group LLC, 8.50%, 7/15/2019		2,595,000	3,218,838
Voya Financial, Inc., 2.90%, 2/15/2018		85,000	87,390
Voya Financial, Inc., 5.50%, 7/15/2022		1,185,000	1,335,933

			17,006,477

Insurance - 1.8%
Aegon N.V. (Netherlands)[6], 2.549%, 7/29/2049		2,175,000	1,941,187
American International Group, Inc., 4.875%, 6/1/2022		3,645,000	4,065,597
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024		3,175,000	3,304,330
AXA S.A. (France)[6], 2.663%, 8/29/2049		2,700,000	2,443,500
Fidelity National Financial, Inc., 6.60%, 5/15/2017		2,025,000	2,251,774
First American Financial Corp., 4.30%, 2/1/2023		1,350,000	1,365,823
Genworth Holdings, Inc., 7.70%, 6/15/2020		600,000	720,280
Genworth Holdings, Inc., 7.625%, 9/24/2021		6,555,000	7,989,968
Genworth Holdings, Inc.[6], 6.15%, 11/15/2066		4,300,000	3,676,500
The Hartford Financial Services Group, Inc., 5.125%, 4/15/2022		2,535,000	2,832,807
Prudential Financial, Inc.[6], 5.875%, 9/15/2042		1,975,000	2,093,500

			32,685,266

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) - 1.3%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/2023	665,000	$660,237
American Tower Corp., 3.40%, 2/15/2019	3,925,000	4,014,651
BioMed Realty LP, 3.85%, 4/15/2016	285,000	296,303
Boston Properties LP, 5.875%, 10/15/2019	1,385,000	1,597,732
Camden Property Trust, 5.70%, 5/15/2017	980,000	1,082,400
Corrections Corp. of America, 4.125%, 4/1/2020	1,080,000	1,063,800
Digital Realty Trust LP, 5.875%, 2/1/2020	200,000	223,472
Digital Realty Trust LP, 5.25%, 3/15/2021	1,870,000	2,049,518
DuPont Fabros Technology LP, 5.875%, 9/15/2021	1,100,000	1,144,000
HCP, Inc., 6.70%, 1/30/2018	1,270,000	1,462,629
Health Care REIT, Inc., 6.20%, 6/1/2016	1,240,000	1,340,827
Health Care REIT, Inc., 4.95%, 1/15/2021	275,000	301,837
Hospitality Properties Trust, 6.70%, 1/15/2018	1,408,000	1,569,346
Qualitytech LP - QTS Finance Corp.[5], 5.875%, 8/1/2022	685,000	688,425
Rialto Holdings LLC - Rialto Corp.[5], 7.00%, 12/1/2018	1,035,000	1,058,287
Simon Property Group LP, 10.35%, 4/1/2019	2,160,000	2,859,186
UDR, Inc., 4.625%, 1/10/2022	980,000	1,057,338

		22,469,988

Real Estate Management & Development - 0.0%##
Forestar USA Real Estate Group, Inc.[5], 8.50%, 6/1/2022	700,000	715,750

Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	890,000	941,175
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[5], 5.875%, 8/1/2021	940,000	931,775
Prospect Holding Co. LLC - Prospect Holding Finance Co.[5], 10.25%, 10/1/2018	705,000	634,500
Provident Funding Associates LP - PFG Finance Corp.[5], 6.75%, 6/15/2021	585,000	583,537

		3,090,987

Total Financials		148,398,662

Health Care - 0.4%
Biotechnology - 0.1%
Amgen, Inc., 2.20%, 5/22/2019	1,530,000	1,518,280

Health Care Equipment & Supplies - 0.1%
Halyard Health, Inc.[5], 6.25%, 10/15/2022	725,000	741,313

Health Care Providers & Services - 0.1%
Fresenius Medical Care US Finance, Inc. (Germany)[5], 6.50%, 9/15/2018	780,000	863,850
Fresenius US Finance II, Inc. (Germany)[5], 9.00%, 7/15/2015	880,000	915,200

		1,779,050

Pharmaceuticals - 0.1%
Roche Holdings, Inc. (Switzerland)[5], 6.00%, 3/1/2019	1,575,000	1,819,818

Total Health Care		5,858,461

Industrials - 1.7%
Aerospace & Defense - 0.2%
DigitalGlobe, Inc.[5], 5.25%, 2/1/2021	1,139,000	1,107,677
L-3 Communications Corp., 3.95%, 11/15/2016	2,030,000	2,136,252
Textron, Inc., 7.25%, 10/1/2019	940,000	1,122,430

		4,366,359

Air Freight & Logistics - 0.0%##
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[5,7], 10.00%, 2/15/2018	565,000	581,950

Airlines - 0.4%
Allegiant Travel Co., 5.50%, 7/15/2019	1,085,000	1,109,413
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	1,359,314	1,451,068
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B5, 6.375%, 1/2/2016	715,000	745,387
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	1,315,000	1,370,887
Gol LuxCo S.A. (Brazil)[5], 8.875%, 1/24/2022	1,125,000	1,105,313
United Continental Holdings, Inc., 6.375%, 6/1/2018	865,000	903,925

		6,685,993

Commercial Services & Supplies - 0.1%
Modular Space Corp.[5], 10.25%, 1/31/2019	1,055,000	1,076,100

Construction & Engineering - 0.0%##
Abengoa Finance S.A.U. (Spain)[5], 7.75%, 2/1/2020	835,000	872,574

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery - 0.3%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	1,925,000	$1,949,063
CNH Industrial Capital LLC, 6.25%, 11/1/2016	885,000	935,887
Joy Global, Inc., 5.125%, 10/15/2021	120,000	131,244
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[5], 8.875%, 8/1/2020	1,005,000	1,087,913
Waterjet Holdings, Inc.[5], 7.625%, 2/1/2020	890,000	930,050

		5,034,157

Road & Rail - 0.1%
Union Pacific Corp., 5.65%, 5/1/2017	810,000	889,032

Trading Companies & Distributors - 0.6%
Air Lease Corp., 3.375%, 1/15/2019	1,850,000	1,873,125
Aircastle Ltd., 4.625%, 12/15/2018	925,000	938,875
Aviation Capital Group Corp.[5], 3.875%, 9/27/2016	2,100,000	2,157,263
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	1,050,000	1,081,500
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	1,125,000	1,119,375
International Lease Finance Corp., 8.625%, 9/15/2015	550,000	577,500
International Lease Finance Corp., 5.75%, 5/15/2016	585,000	609,863
International Lease Finance Corp.[6], 2.184%, 6/15/2016	560,000	557,900
International Lease Finance Corp., 8.75%, 3/15/2017	900,000	1,012,500

		9,927,901

Total Industrials		29,434,066

Information Technology - 0.5%
Internet Software & Services - 0.1%
Tencent Holdings Ltd. (China)[5], 3.375%, 5/2/2019	2,110,000	2,145,410

IT Services - 0.1%
Xerox Corp., 2.80%, 5/15/2020	1,650,000	1,630,510

Semiconductors & Semiconductor Equipment - 0.1%
Xilinx, Inc., 3.00%, 3/15/2021	2,160,000	2,169,303

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc., 2.40%, 5/3/2023	650,000	627,119
Hewlett-Packard Co.[6], 1.17%, 1/14/2019	2,770,000	2,759,878

		3,386,997

Total Information Technology		9,332,220

Materials - 1.2%
Chemicals - 0.3%
Consolidated Energy Finance S.A. (Luxembourg)[5], 6.75%, 10/15/2019	1,080,000	1,101,600
The Dow Chemical Co., 8.55%, 5/15/2019	2,380,000	2,997,586
Lyondellbasell Industries N.V., 5.00%, 4/15/2019	500,000	551,189
The Mosaic Co., 4.25%, 11/15/2023	665,000	697,539

		5,347,914

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[5,6], 3.234%, 12/15/2019	1,085,000	1,060,587
PaperWorks Industries, Inc.[5], 9.50%, 8/15/2019	725,000	741,313

		1,801,900

Metals & Mining - 0.6%
ArcelorMittal (Luxembourg), 10.35%, 6/1/2019	910,000	1,123,850
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	960,000	1,138,674
Freeport-McMoRan Oil & Gas LLC - FCX Oil & Gas, Inc., 6.125%, 6/15/2019	2,045,000	2,236,719
Freeport-McMoRan Oil & Gas LLC - FCX Oil & Gas, Inc., 6.50%, 11/15/2020	1,907,000	2,082,444
Freeport-McMoRan, Inc., 3.10%, 3/15/2020	105,000	104,645
Rio Tinto Finance USA plc (United Kingdom), 1.375%, 6/17/2016	2,000,000	2,015,038
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[5], 7.375%, 2/1/2020	1,020,000	1,065,900
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	1,290,000	1,278,156

		11,045,426

Paper & Forest Products - 0.2%
Domtar Corp., 4.40%, 4/1/2022	1,470,000	1,502,621
International Paper Co., 7.50%, 8/15/2021	1,425,000	1,782,788

		3,285,409

Total Materials		21,480,649

Telecommunication Services - 0.6%
Diversified Telecommunication Services - 0.1%
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	2,400,000	2,676,187

Wireless Telecommunication Services - 0.5%
Altice Financing S.A. (Luxembourg)[5], 6.50%, 1/15/2022	990,000	1,017,225

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT4/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
America Movil S.A.B. de C.V. (Mexico), 5.00%, 3/30/2020	1,890,000	$2,083,441
CPI International, Inc., 8.75%, 2/15/2018	700,000	726,250
Crown Castle Towers LLC[5], 6.113%, 1/15/2020	1,045,000	1,207,356
Crown Castle Towers LLC[5], 4.883%, 8/15/2020	353,000	389,568
SBA Tower Trust[5], 5.101%, 4/17/2017	575,000	609,674
SBA Tower Trust[5], 2.933%, 12/15/2017	1,285,000	1,302,156
UPCB Finance VI Ltd. (Netherlands)[5], 6.875%, 1/15/2022	960,000	1,048,800

		8,384,470

Total Telecommunication Services		11,060,657

Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
AES Corp.[6], 3.234%, 6/1/2019	1,145,000	1,138,917
ContourGlobal Power Holdings S.A. (France)[5], 7.125%, 6/1/2019	1,080,000	1,082,700
NRG Energy, Inc., 6.25%, 7/15/2022	1,000,000	1,045,000
RJS Power Holdings LLC[5], 5.125%, 7/15/2019	740,000	736,300

Total Utilities		4,002,917

Total Non-Convertible Corporate Bonds
(Identified Cost $290,615,876)		296,473,455

TOTAL CORPORATE BONDS
(Identified Cost $293,132,126)		298,971,205

MUTUAL FUNDS - 0.3%

Direxion Daily 20 Year Plus Treasury Bear 3x Shares*	30,751	1,198,981
ProShares Short 20+ Year Treasury*	156,023	4,198,579

TOTAL MUTUAL FUNDS
(Identified Cost $6,030,200)		5,397,560

ASSET-BACKED SECURITIES - 0.3%

Enterprise Fleet Financing LLC, Series 2014-2, Class A2[5], 1.05%, 3/20/2020	1,400,000	1,402,060
FDIC Trust, Series 2011-R1, Class A5, 2.672%, 7/25/2026	942,595	966,839
Ford Credit Auto Owner Trust, Series 2012-D, Class A3, 0.51%, 4/15/2017	670,034	670,050
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[5], 5.29%, 3/25/2016	391,667	395,574
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[5], 3.74%, 2/25/2017	700,000	722,154
SpringCastle America Funding LLC, Series 2014-AA, Class A5, 2.70%, 5/25/2023	1,700,000	1,701,312

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $5,804,326)		5,857,989

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.3%

Americold LLC Trust, Series 2010-ARTA, Class A1[5], 3.847%, 1/14/2029	214,682	225,154
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[6], 5.918%, 5/10/2045	3,155,000	3,315,928
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	791,488	836,051
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	1,622,189	1,655,177
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[6], 5.891%, 9/11/2038	594,257	629,451
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	662,811	702,980
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM6, 5.568%, 10/12/2041	1,180,000	1,262,870
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[5], 3.759%, 4/15/2044	400,145	413,860
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[6], 5.40%, 7/15/2044	398,584	407,637

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[5], 3.156%, 7/10/2046	390,208	$395,629
Commercial Mortgage Trust, Series 2006-GG7, Class A4[6], 6.014%, 7/10/2038	593,944	628,908
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[5,6], 2.50%, 5/25/2043	1,334,125	1,269,502
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[5,6], 2.13%, 2/25/2043	1,202,143	1,119,758
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[5], 3.742%, 11/10/2046	309,510	318,870
Extended Stay America Trust, Series 2013-ESH7, Class A27[5], 2.958%, 12/5/2031	1,410,000	1,431,127
Fannie Mae Interest Strip, Series 406, Class 7 (IO), 4.50%, 1/25/2041	4,699,832	957,950
Fannie Mae Interest Strip, Series 408, Class C1 (IO), 4.00%, 12/25/2040	2,068,445	396,396
Fannie Mae Interest Strip, Series 409, Class C15 (IO), 4.00%, 11/25/2039	5,800,286	1,137,475
Fannie Mae Interest Strip, Series 413, Class C32 (IO), 4.00%, 1/25/2039	7,779,767	1,505,789
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,126,106	1,128,474
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[6], 1.634%, 8/25/2020	9,865,263	627,510
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[6], 1.419%, 4/25/2021	10,226,708	683,083
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[6], 1.722%, 10/25/2021	4,312,566	377,095
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[6], 1.582%, 12/25/2021	7,605,874	612,319
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[6], 1.64%, 6/25/2022	11,872,009	1,076,969
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[6], 0.337%, 4/25/2023	47,337,105	755,690
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[6], 0.237%, 5/25/2023	30,640,114	284,769
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[6], 1.723%, 10/25/2018	6,102,527	334,089
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,325,000	1,321,445
Freddie Mac REMICs, Series 4060, Class PS (IO)[6], 6.495%, 5/15/2042	5,382,108	1,155,431
FREMF Mortgage Trust, Series 2011-K701, Class B5,6, 4.436%, 7/25/2048	550,000	578,742
FREMF Mortgage Trust, Series 2011-K702, Class B5,6, 4.936%, 4/25/2044	675,000	722,606
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[5], 0.10%, 6/25/2046	84,832,550	543,437
FREMF Mortgage Trust, Series 2013-K712, Class B5,6, 3.484%, 5/25/2045	1,050,000	1,058,721
FREMF Mortgage Trust, Series 2014-K715, Class B5,6, 4.119%, 2/25/2046	1,750,000	1,802,684
FREMF Mortgage Trust, Series 2014-K716, Class B5,6, 4.086%, 8/25/2047	1,300,000	1,330,720
Ginnie Mae, Series 2009-121, Class QI (IO), 4.50%, 12/20/2039	3,770,311	818,458
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[5], 3.849%, 12/10/2043	673,451	698,430
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4[6], 5.419%, 1/12/2043	1,605,000	1,655,976
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AM6, 5.46%, 1/12/2043	385,000	398,346
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4[6], 5.404%, 12/15/2044	325,000	333,803

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[6], 6.057%, 4/15/2045		1,460,000	$1,538,920
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[5,6], 3.00%, 3/25/2043		1,011,228	1,001,273
JP Morgan Mortgage Trust, Series 2013-2, Class A2[5,6], 3.50%, 5/25/2043		1,168,976	1,185,078
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[5,6], 3.00%, 6/25/2029		1,671,948	1,714,030
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[5], 2.767%, 1/20/2041		1,350,000	1,363,865
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A6, 5.23%, 9/15/2042		252,563	257,975
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[5], 3.884%, 9/15/2047		765,000	785,642
Motel 6 Trust, Series 2012-MTL6, Class A2[5], 1.948%, 10/5/2025		895,000	894,118
OBP Depositor LLC Trust, Series 2010-OBP, Class A5, 4.646%, 7/15/2045		115,000	127,619
Resource Capital Corp., Series 2013-CRE1, Class A (Cayman Islands)[5,6], 1.455%, 12/15/2028		638,973	639,404
SCG Trust, Series 2013-SRP1, Class AJ5,6, 2.105%, 11/15/2026		2,600,000	2,607,951
Sequoia Mortgage Trust, Series 2013-2, Class A1[6], 1.874%, 2/25/2043		1,110,533	994,273
Sequoia Mortgage Trust, Series 2013-7, Class A2[6], 3.00%, 6/25/2043		842,211	824,972
Sequoia Mortgage Trust, Series 2013-8, Class A1[6], 3.00%, 6/25/2043		1,151,272	1,130,358
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX5, 4.004%, 9/13/2028		350,000	376,080
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[6], 5.417%, 10/15/2044		1,968,552	2,018,696
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM6, 5.494%, 12/15/2044		900,000	934,722
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[6], 6.011%, 6/15/2045		750,000	796,890
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[5], 4.393%, 11/15/2043		600,000	653,634
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[5], 3.791%, 2/15/2044		575,000	590,720
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,465,000	1,481,686

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $60,038,253)			58,827,215

FOREIGN GOVERNMENT BONDS - 1.4%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	805,000,000	1,524,695
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2019	BRL	1,000,000	388,178
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		700,000	899,500
Canada Housing Trust No. 1 (Canada)[5], 4.10%, 12/15/2018	CAD	385,000	374,185
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	1,600,000	1,432,668
Indonesia Treasury Bond (Indonesia), 7.875%, 4/15/2019	IDR	12,000,000,000	993,959
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	295,000	457,480
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	625,000	980,119
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	760,000	1,192,834
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	100,300,000	897,926
Korea Treasury Bond (South Korea), 4.50%, 3/10/2015	KRW	940,000,000	886,943
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	460,000,000	434,744
Malaysia Government Bond (Malaysia), 3.172%, 7/15/2016	MYR	4,320,000	1,306,590
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	3,275,000	1,009,311
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	26,069,000	2,036,223
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	5,945,000	472,214
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	9,500,000	721,869
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	9,400,000	790,769

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	4,000,000	$312,259
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	6,500,000	505,278
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,250,000	103,474
Russian Foreign Bond - Eurobond (Russia)[5], 5.00%, 4/29/2020		700,000	721,084
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	845,000	692,661
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	325,000	455,200
Spain Government Bond (Spain), 4.00%, 4/30/2020	EUR	510,000	734,983
Spain Government Bond (Spain)[5], 5.40%, 1/31/2023	EUR	755,000	1,209,624
United Kingdom Gilt (United Kingdom), 2.00%, 1/22/2016	GBP	800,000	1,301,933
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	375,000	599,549
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	475,000	855,915

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $24,480,905)			24,292,167

MUNICIPAL BONDS - 0.1%

Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2022		750,000	656,925
Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2023		2,280,000	1,971,151

TOTAL MUNICIPAL BONDS
(Identified Cost $2,769,248)			2,628,076

U.S. GOVERNMENT AGENCIES - 6.8%

Mortgage-Backed Securities - 4.3%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		800,372	875,090
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		58,924	64,433
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		77,488	85,137
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		550,060	604,107
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		98,295	108,043
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		946,310	1,039,451
Fannie Mae, Pool #990895, 5.50%, 10/1/2023		74,632	81,262
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		58,153	64,085
Fannie Mae, Pool #AO6562, 3.00%, 6/1/2027		344,324	358,187
Fannie Mae, Pool #AP0000, 3.50%, 7/1/2027		772,515	817,771
Fannie Mae, Pool #AB7722, 3.50%, 1/1/2028		528,471	558,931
Fannie Mae, Pool #AR5986, 3.00%, 2/1/2028		201,394	209,851
Fannie Mae, Pool #AB8457, 3.50%, 2/1/2028		934,321	988,173
Fannie Mae, Pool #AR6002, 3.00%, 3/1/2028		334,626	348,369
Fannie Mae, Pool #AR8950, 3.00%, 3/1/2028		482,077	501,213
Fannie Mae, Pool #MA1423, 3.50%, 4/1/2028		39,498	41,774
Fannie Mae, Pool #AT8059, 2.50%, 7/1/2028		759,702	774,263
Fannie Mae, Pool #AU1270, 2.50%, 7/1/2028		396,195	403,788
Fannie Mae, Pool #AU1783, 2.50%, 8/1/2028		449,357	457,970
Fannie Mae, Pool #AS0945, 2.50%, 11/1/2028		575,143	586,168
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		1,851,523	2,021,101
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		901,641	984,317
Fannie Mae, Pool #888021, 6.00%, 12/1/2036		128,819	145,856
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		331,088	369,335
Fannie Mae, Pool #995050, 6.00%, 9/1/2037		371,292	421,090
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037		1,282,594	1,456,708
Fannie Mae, Pool #933731, 5.50%, 4/1/2038		1,381,203	1,540,757
Fannie Mae, Pool #889576, 6.00%, 4/1/2038		773,506	875,522
Fannie Mae, Pool #889624, 5.50%, 5/1/2038		1,568,738	1,749,955
Fannie Mae, Pool #889579, 6.00%, 5/1/2038		756,523	855,775
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		41,749	47,269

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	572,132	$646,719
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	2,493,361	2,820,848
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	67,753	76,761
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	2,795,159	3,118,091
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	1,574,524	1,756,410
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	1,120,163	1,217,381
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	246,092	274,520
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	1,678,091	1,823,164
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	2,259,890	2,520,948
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	1,390,813	1,572,130
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	1,367,745	1,546,054
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	1,803,729	2,038,876
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	1,052,122	1,191,253
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	2,569,462	2,909,736
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,041,235	1,132,201
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	449,114	487,834
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	335,515	364,385
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,067,950	1,160,620
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	262,317	284,704
Fannie Mae, Pool #AL3454, 3.00%, 4/1/2043	862,000	867,424
Fannie Mae, Pool #AT3045, 3.00%, 4/1/2043	204,176	205,461
Fannie Mae, Pool #AB9782, 3.00%, 7/1/2043	471,981	474,657
Fannie Mae, Pool #MA1489, 3.00%, 7/1/2043	430,793	431,635
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	311,478	332,178
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	94,665	104,091
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	69,354	76,101
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	52,854	58,415
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	94,829	104,762
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	38,572	42,110
Freddie Mac, Pool #J22427, 3.00%, 2/1/2028	382,234	396,791
Freddie Mac, Pool #G14708, 3.50%, 2/1/2028	541,259	572,427
Freddie Mac, Pool #C91754, 4.50%, 2/1/2034	1,119,550	1,221,068
Freddie Mac, Pool #C91762, 4.50%, 4/1/2034	1,370,613	1,491,958
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	139,995	157,981
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	317,223	353,493
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	412,201	465,214
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	977,247	1,090,535
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	590,967	659,691
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	701,425	783,470
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	2,029,890	2,260,279
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	1,439,654	1,604,517
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	2,130,173	2,372,475
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	563,135	628,575
Freddie Mac, Pool #G06172, 5.50%, 12/1/2038	1,069,605	1,192,747
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	730,211	815,137
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	1,637,213	1,773,583
Freddie Mac, Pool #A89760, 4.50%, 12/1/2039	270,580	293,185
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	331,736	370,040
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	209,509	233,864
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	569,812	643,018
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT 4/ SHARES/ CONTRACTS	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	359,664	$406,566
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	3,390,422	3,782,041
Freddie Mac, Pool #C09026, 2.50%, 2/1/2043	887,150	854,960
Freddie Mac, Pool #V80002, 2.50%, 4/1/2043	1,106,642	1,066,475
Freddie Mac, Pool #Q19115, 3.00%, 6/1/2043	457,907	461,072

Total Mortgage-Backed Securities
(Identified Cost $73,184,414)		75,026,382

Other Agencies - 2.5%
Freddie Mac, 1.75%, 5/30/2019	30,000,000	30,037,740
Freddie Mac, 1.25%, 10/2/2019	15,000,000	14,630,040

Total Other Agencies
(Identified Cost $44,777,027)		44,667,780

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $117,961,441)		119,694,162

U.S. GOVERNMENT SECURITIES - 4.9%

U.S. Treasury Bills - 4.9%
U.S. Treasury Bill[8,9], 0.07%, 7/23/2015
(Identified Cost $86,345,610)	86,390,000	86,339,721

SHORT-TERM INVESTMENT - 2.0%

Dreyfus Cash Management, Inc. - Institutional Shares[10], 0.03%,
(Identified Cost $34,565,772)	34,565,772	34,565,772

TOTAL INVESTMENTS - 99.0%
(Identified Cost $1,631,109,787)		1,744,296,843
OTHER ASSETS, LESS LIABILITIES - 1.0%		16,801,998

NET ASSETS - 100%		$1,761,098,841

CALL OPTIONS WRITTEN - 0.0%##
Twenty-First Century Fox, Inc. - Class A, Strike $33.00, Expiring November 22, 2014,
(Premiums Received $435,819)	4,075	$(819,075)

PUT OPTIONS WRITTEN - 0.0%##
Amazon.com, Inc., Strike $260.00, Expiring November 22, 2014,	376	(10,528)
Facebook, Inc. - Class A, Strike $66.00, Expiring November 22, 2014,	1,316	(18,424)
Google, Inc. - Class A, Strike $490.00, Expiring November 22, 2014,	158	(2,844)
Google, Inc. - Class C, Strike $490.00, Expiring November 22, 2014,	161	(3,542)
Time Warner, Inc., Strike $74.00, Expiring November 7, 2014,	721	(2,163)

TOTAL PUT OPTIONS WRITTEN
(Premiums Received $199,070)		(37,501)

FUTURES CONTRACTS: LONG POSITIONS OPEN AT OCTOBER 31, 2014:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[4]	UNREALIZED APPRECIATION (DEPRECIATION)
345	U.S. Treasury Notes (5 Year)	CBOT	December 2014	41,203,242	$(62,501)
3,109	U.S. Treasury Notes (2 Year)	CBOT	December 2014	682,619,812	1,813,748
71	U.S. Ultra Treasury Bonds	CBOT	December 2014	11,133,688	98,811
905	Euro Dollar Futures	CME	June 2015	225,367,625	100,231

Total					1,950,289

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT OCTOBER 31, 2014:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[4]	UNREALIZED DEPRECIATION
306	U.S. Treasury Bonds (30 Year)	CBOT	December 2014	43,174,687	$(538,367)
357	U.S. Treasury Notes (10 Year)	CBOT	December 2014	45,110,297	(159,992)
123	Euro Dollar Futures	CME	June 2016	30,342,563	(72,706)
269	Euro Dollar Futures	CME	September 2016	66,187,450	(165,779)
250	Euro Dollar Futures	CME	December 2016	61,356,250	(149,413)
232	Euro Dollar Futures	CME	March 2017	56,816,800	(132,947)
271	Euro Dollar Futures	CME	June 2017	66,235,788	(151,593)
252	Euro Dollar Futures	CME	September 2017	61,491,150	(133,939)
252	Euro Dollar Futures	CME	December 2017	61,396,650	(134,540)
253	Euro Dollar Futures	CME	March 2018	61,567,550	(141,604)
128	Euro Dollar Futures	CME	June 2018	31,116,800	(36,095)

Total					$(1,816,975)

ADR - American Depositary Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CBOT - Chicago Board of Trade

CLP - Chilean Peso

CME - Chicago Mercantile Exchange

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

IO - Interest only

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

*Non-income producing security.

##Less than 0.1%.

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3 The rate shown is a fixed rate as of October 31, 2014; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2015 to 2022.

4 Amount is stated in USD unless otherwise noted.

5 Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $99,885,747 or 5.7%, of the Series’ net assets as of October 31, 2014 (see Note 2 to the financial statements).

6 The coupon rate is floating and is the effective rate as of October 31, 2014.

7 Represents a Payment-In-Kind bond.

8 All or a portion of security has been pledged in connection with outstanding futures contracts.

9 Represents the annualized yield at time of purchase.

10 Rate shown is the current yield as of October 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2014

ASSETS:

Investments, at value (identified cost $1,631,109,787) (Note 2)	$1,744,296,843
Deposits at broker for futures contracts	17,269,384
Receivable for securities sold	11,431,818
Interest receivable	5,573,626
Receivable for fund shares sold	1,740,394
Dividends receivable	650,276
Variation margin receivable on futures contracts	116,872
Foreign tax reclaims receivable	377,503

TOTAL ASSETS	1,781,456,716

LIABILITIES:

Options written, at value (premiums received $634,889) (Note 2)	856,576
Accrued foreign capital gains tax (Note 2)	1,334
Accrued management fees (Note 3)	1,100,732
Accrued shareholder services fees (Class S) (Note 3)	181,769
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	161,937
Accrued fund accounting and administration fees (Note 3)	84,088
Accrued transfer agent fees (Note 3)	26,612
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	12,091,208
Payable for securities purchased	5,710,454
Other payables and accrued expenses	142,758

TOTAL LIABILITIES	20,357,875

TOTAL NET ASSETS	$1,761,098,841

NET ASSETS CONSIST OF:

Capital stock	$1,249,795
Additional paid-in-capital	1,469,885,988
Undistributed net investment income	7,131,536
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	169,773,794
Net unrealized appreciation on investments (net of foreign capital gains tax of $1,334), foreign currency and translation of other assets and liabilities	113,057,728

TOTAL NET ASSETS	$1,761,098,841

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2014

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($872,014,027/47,703,482 shares)	$18.28

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($659,330,897/58,335,442 shares)	$11.30

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($164,190,947/13,743,914 shares)	$11.95

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($65,562,970/5,196,705 shares)	$12.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2014

INVESTMENT INCOME:

Interest	$19,181,536
Dividends (net of foreign taxes withheld, $694,097)	16,067,557

Total Investment Income	35,249,093

EXPENSES:

Management fees (Note 3)	12,580,921
Shareholder services fees (Class S) (Note 3)	2,144,937
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,486,766
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	315,913
Fund accounting and administration fees (Note 3)	299,718
Transfer agent fees (Note 3)	202,654
Directors’ fees (Note 3)	37,271
Chief Compliance Officer service fees (Note 3)	3,161
Custodian fees	136,524
Miscellaneous	313,367

Total Expenses	17,521,232

NET INVESTMENT INCOME	17,727,861

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	172,845,906
Futures contracts	(1,415,315)
Options Written	(672,707)
Foreign currency and translation of other assets and liabilities	112,831

170,870,715

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $1,054)	(77,740,758)
Futures contracts	133,314
Options Written	(221,687)
Foreign currency and translation of other assets and liabilities	(57,860)

(77,886,991)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	92,983,724

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,711,585

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$17,727,861	$14,935,581
Net realized gain (loss) on investments and foreign currency	170,870,715	98,095,333
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(77,886,991)	117,871,661

Net increase from operations	110,711,585	230,902,575

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(5,851,421)	(6,514,289)
From net investment income (Class I)	(8,724,840)	(7,101,607)
From net investment income (Class C)	(706,642)	(592,034)
From net investment income (Class R)	(534,624)	(435,307)
From net realized gain on investments (Class S)	(41,050,473)	(24,653,573)
From net realized gain on investments (Class I)	(43,085,027)	(18,872,811)
From net realized gain on investments (Class C)	(9,510,512)	(3,954,106)
From net realized gain on investments (Class R)	(4,118,550)	(1,729,274)

Total distributions to shareholders	(113,582,089)	(63,853,001)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	212,524,069	38,586,025

Net increase in net assets	209,653,565	205,635,599

NET ASSETS:

Beginning of year	1,551,445,276	1,345,809,677

End of year (including undistributed net investment income of $7,131,536 and $5,234,197, respectively)	$1,761,098,841	$1,551,445,276

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.10	$16.01	$15.46	$15.16	$13.32

Income from investment operations:
Net investment income[1]	0.19	0.17	0.19	0.23	0.22
Net realized and unrealized gain on investments	1.02	2.56	1.01	0.26	1.78

Total from investment operations	1.21	2.73	1.20	0.49	2.00

Less distributions to shareholders:
From net investment income	(0.13)	(0.14)	(0.19)	(0.19)	(0.16)
From net realized gain on investments	(0.90)	(0.50)	(0.46)	—	—

Total distributions to shareholders	(1.03)	(0.64)	(0.65)	(0.19)	(0.16)

Net asset value - End of year	$18.28	$18.10	$16.01	$15.46	$15.16

Net assets - End of year (000’s omitted)	$872,014	$820,370	$792,804	$716,536	$676,524

Total return[2]	7.08%	17.56%	8.26%	3.26%	15.17%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.06%	1.06%	1.07%	1.08%	1.07%
Net investment income	1.04%	1.03%	1.20%	1.49%	1.52%
Series portfolio turnover	65%	64%	58%	65%	62%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.60	$10.50	$10.38	$10.26	$9.08

Income from investment operations:
Net investment income[1]	0.15	0.14	0.15	0.18	0.17
Net realized and unrealized gain on investments	0.62	1.64	0.66	0.17	1.22

Total from investment operations	0.77	1.78	0.81	0.35	1.39

Less distributions to shareholders:
From net investment income	(0.17)	(0.18)	(0.23)	(0.23)	(0.21)
From net realized gain on investments	(0.90)	(0.50)	(0.46)	—	—

Total distributions to shareholders	(1.07)	(0.68)	(0.69)	(0.23)	(0.21)

Net asset value - End of year	$11.30	$11.60	$10.50	$10.38	$10.26

Net assets - End of year (000’s omitted)	$659,331	$547,522	$429,157	$321,632	$278,210

Total return[2]	7.32%	17.80%	8.60%	3.43%	15.39%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.81%	0.81%	0.82%	0.83%	0.83%
Net investment income	1.29%	1.27%	1.45%	1.74%	1.76%
Series portfolio turnover	65%	64%	58%	65%	62%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class C

	FOR THE YEARS ENDED				FOR THE PERIOD 1/4/10[1] TO 10/31/10
	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.21	$11.02	$10.86	$10.74	$10.00

Income from investment operations:
Net investment income[2]	0.03	0.03	0.05	0.08	0.06
Net realized and unrealized gain on investments	0.67	1.73	0.70	0.19	0.73

Total from investment operations	0.70	1.76	0.75	0.27	0.79

Less distributions to shareholders:
From net investment income	(0.06)	(0.07)	(0.13)	(0.15)	(0.05)
From net realized gain on investments	(0.90)	(0.50)	(0.46)	—	—

Total distributions to shareholders	(0.96)	(0.57)	(0.59)	(0.15)	(0.05)

Net asset value - End of period	$11.95	$12.21	$11.02	$10.86	$10.74

Net assets - End of period (000’s omitted)	$164,191	$124,854	$85,588	$68,436	$29,468

Total return[3]	6.28%	16.65%	7.51%	2.49%	7.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.81%	1.81%	1.82%	1.83%	1.83%[4]
Net investment income	0.29%	0.27%	0.44%	0.71%	0.75%[4]
Series portfolio turnover	65%	64%	58%	65%	62%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEARS ENDED				FOR THE PERIOD 6/30/10[1] TO 10/31/10
	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.83	$11.54	$11.36	$11.22	$10.00

Income from investment operations:
Net investment income[2]	0.10	0.09	0.10	0.11	0.02
Net realized and unrealized gain on investments	0.70	1.82	0.74	0.23	1.20

Total from investment operations	0.80	1.91	0.84	0.34	1.22

Less distributions to shareholders:
From net investment income	(0.11)	(0.12)	(0.20)	(0.20)	—
From net realized gain on investments	(0.90)	(0.50)	(0.46)	—	—

Total distributions to shareholders	(1.01)	(0.62)	(0.66)	(0.20)	—

Net asset value - End of period	$12.62	$12.83	$11.54	$11.36	$11.22

Net assets - End of period (000’s omitted)	$65,563	$58,700	$38,261	$8,281	$112

Total return[3]	6.81%	17.28%	8.03%	3.04%	12.20%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.31%	1.31%	1.33%	1.33%	1.33%[4]
Net investment income	0.79%	0.77%	0.90%	0.97%	0.43%[4]
Series portfolio turnover	65%	64%	58%	65%	62%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S3	8.80%	12.10%	7.87%	9.46%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I3,4	9.10%	12.38%	8.04%	9.55%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class C3,5	8.06%	11.27%	7.09%	8.71%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R3,5	8.53%	11.84%	7.63%	9.25%

Russell 3000® Index[6]	16.07%	17.01%	8.55%	8.91%

65/20/15 Blended Index[7]	10.95%	12.99%	7.81%	8.04%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc.- Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2014 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2014, this net expense ratio was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R for the year ended October 31, 2014.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Performance Update - Pro-Blend® Maximum Term Series

(unaudited)

7The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/ 1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/14	ENDING ACCOUNT VALUE 10/31/14	EXPENSES PAID DURING PERIOD 5/1/14-10/31/14*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,015.60	$5.44	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000.00	$1,016.40	$4.17	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Class C
Actual	$1,000.00	$1,012.00	$9.23	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%
Class R
Actual	$1,000.00	$1,014.00	$6.70	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Maximum Term Series

As of October 31, 2014 (unaudited)

Sector Allocation[2]
Consumer Discretionary	21.6%
Information Technology	15.2%
Consumer Staples	12.7%
Health Care	11.8%
Energy	11.5%
Industrials	8.0%
Materials	6.7%
Financials	6.5%
Telecommunication Services	0.3%
Utilities	0.1%

[2]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[3]
Cerner Corp.	2.5%
EMC Corp.	2.3%
Monsanto Co.	2.1%
Cameron International Corp.	1.8%
General Electric Co.	1.8%
Juniper Networks, Inc.	1.7%
AMC Networks, Inc. - Class A	1.6%
eBay, Inc.	1.6%
Fastenal Co.	1.5%
Anheuser-Busch InBev N.V. (Belgium)	1.4%

3As a percentage of total investments.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 90.0%

Consumer Discretionary - 21.1%
Auto Components - 0.1%
F.C.C. Co. Ltd. (Japan)[1]	7,700	$131,045
Halla Holdings Corp. (South Korea)[1]	1,468	97,070
Hankook Tire Co. Ltd. (South Korea)[1]	9,740	501,842
Mando Corp. (South Korea)*[1]	1,602	302,044
Musashi Seimitsu Industry Co. Ltd. (Japan)[1]	8,100	159,018
Nissin Kogyo Co. Ltd. (Japan)[1]	11,000	170,009

		1,361,028

Automobiles - 0.0%##
Hyundai Motor Co. (South Korea)[1]	1,560	247,543
Toyota Motor Corp. (Japan)[1]	2,400	144,425

		391,968

Diversified Consumer Services - 1.0%
Apollo Education Group, Inc.*	364,442	10,444,908
Kroton Educacional S.A. (Brazil)	142,242	1,013,759

		11,458,667

Hotels, Restaurants & Leisure - 1.6%
Accor S.A. (France)[1]	14,980	629,344
Arcos Dorados Holdings, Inc. - Class A (Argentina)	27,360	168,538
Darden Restaurants, Inc.	14,540	752,881
Hyatt Hotels Corp. - Class A*	3,810	225,628
Whistler Blackcomb Holdings, Inc. (Canada)	8,110	136,936
Whitbread plc (United Kingdom)[1]	11,030	771,004
Yum! Brands, Inc.	232,620	16,709,095

		19,393,426

Household Durables - 1.4%
DR Horton, Inc.	227,004	5,173,421
Lennar Corp. - Class A	117,542	5,063,709
LG Electronics, Inc. (South Korea)[1]	8,820	538,652
Nikon Corp. (Japan)[1]	30,000	411,050
PulteGroup, Inc	22,370	429,280
Toll Brothers, Inc.*	142,060	4,538,817
TRI Pointe Homes, Inc.*	8,330	114,038
WCI Communities, Inc.*	3,200	60,032

		16,328,999

Internet & Catalog Retail - 4.2%
Amazon.com, Inc.*	35,160	10,739,974
ASOS plc (United Kingdom)*[1]	15,430	657,942
Expedia, Inc.	9,090	772,377
Groupon, Inc.*	292,280	2,136,567
HomeAway, Inc.*	185,700	6,480,930
MakeMyTrip Ltd. (India)*	8,850	266,695
Ocado Group plc (United Kingdom)*[1]	26,000	103,568
The Priceline Group, Inc.*	8,840	10,662,896
Rakuten, Inc. (Japan)[1]	57,010	642,872
Shutterfly, Inc.*	234,950	9,827,959
TripAdvisor, Inc.*	94,900	8,413,834

		50,705,614

Media - 10.9%
AMC Networks, Inc. - Class A*	315,405	19,129,313
British Sky Broadcasting Group plc (United Kingdom)[1]	36,480	517,002
Discovery Communications, Inc. - Class A*	32,520	1,149,582
Gannett Co., Inc	474,420	14,944,230
Global Mediacom Tbk PT (Indonesia)[1]	972,390	157,819
ITV plc (United Kingdom)[1]	29,510	95,868
Lamar Advertising Co. - Class A	3,770	194,721
Liberty Global plc - Class A - ADR (United Kingdom)*	133,010	6,047,965
Liberty Global plc - Class C - ADR (United Kingdom)*	136,440	6,067,487
Mediaset Espana Comunicacion S.A. (Spain)*[1]	87,380	1,096,998
Modern Times Group AB - Class B (Sweden)[1]	3,520	108,824
Morningstar, Inc.	15,080	1,029,210
Nexstar Broadcasting Group, Inc. - Class A	120,790	5,450,045
ProSiebenSat.1 Media AG (Germany)[1]	2,640	106,646
Reed Elsevier plc - ADR (United Kingdom)	3,805	250,141
Sinclair Broadcast Group, Inc. - Class A	381,430	11,080,541
Societe Television Francaise 1 (France)[1]	27,303	407,047
Starz - Class A*	355,270	10,977,843
Time Warner, Inc.	109,080	8,668,588
Tribune Media Co. - Class A*	103,802	6,954,734
Twenty-First Century Fox, Inc. - Class A	492,860	16,993,813
Viacom, Inc. - Class B	231,380	16,816,698
World Wrestling Entertainment, Inc. - Class A	155,810	1,924,253

		130,169,368

Multiline Retail - 0.0%##
Marks & Spencer Group plc (United Kingdom)[1]	28,500	185,586

Specialty Retail - 0.6%
American Eagle Outfitters, Inc.	115,770	1,489,960
Belle International Holdings Ltd. (Hong Kong)[1]	666,900	848,647

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
China ZhengTong Auto Services Holdings Ltd. (China)[1]	542,000	$307,044
Dick’s Sporting Goods, Inc.	37,210	1,688,218
Groupe Fnac S.A. (France)*[1]	246	10,343
Hennes & Mauritz AB - Class B (Sweden)[1]	6,720	268,125
Kingfisher plc (United Kingdom)[1]	296,280	1,435,312
Komeri Co. Ltd. (Japan)[1]	20,000	449,591
Sa Sa International Holdings Ltd. (Hong Kong)[1]	678,000	468,743

		6,965,983

Textiles, Apparel & Luxury Goods - 1.3%
Adidas AG (Germany)[1]	4,250	309,680
Daphne International Holdings Ltd. (China)[1]	530,000	266,798
Gildan Activewear, Inc. (Canada)	19,980	1,191,407
Kering (France)[1]	1,965	379,215
lululemon athletica, Inc.*	318,056	13,247,032

		15,394,132

Total Consumer Discretionary		252,354,771

Consumer Staples - 12.5%
Beverages - 5.1%
AMBEV S.A. - ADR (Brazil)*	2,562,170	17,115,296
Anheuser-Busch InBev N.V. (Belgium)[1]	155,670	17,262,911
Carlsberg A/S - Class B (Denmark)[1]	5,890	519,490
Cia Cervecerias Unidas S.A. - ADR (Chile)	17,290	368,450
The Coca-Cola Co.	269,090	11,269,489
Diageo plc (United Kingdom)[1]	417,350	12,308,595
Monster Beverage Corp.*	9,980	1,006,782
Remy Cointreau S.A. (France)[1]	1,410	100,346
SABMiller plc (United Kingdom)[1]	7,970	450,805
Treasury Wine Estates Ltd. (Australia)[1]	133,438	544,824
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	70,000	517,453

		61,464,441

Food & Staples Retailing - 0.7%
Carrefour S.A. (France)[1]	23,158	678,768
Casino Guichard-Perrachon S.A. (France)[1]	2,060	211,219
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	35,100	336,960
Raia Drogasil S.A. (Brazil)	14,500	131,605
Tesco plc (United Kingdom)[1]	2,144,780	5,953,861
Wal-Mart de Mexico S.A.B. de C.V. - Class V (Mexico)	143,500	332,795

		7,645,208

Food Products - 3.8%
Biostime International Holdings Ltd. (China)[1]	86,250	195,296
Charoen Pokphand Foods PCL (Thailand)[1]	919,490	882,575
Danone S.A. (France)[1]	115,613	7,900,122
Dean Foods Co.	77,860	1,145,321
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	128,690	378,437
Ingredion, Inc.	133,030	10,276,567
Keurig Green Mountain, Inc.	10,830	1,643,453
M Dias Branco S.A. (Brazil)	4,800	186,661
Nestle S.A. (Switzerland)[1]	160,357	11,759,643
Tiger Brands Ltd. (South Africa)[1]	9,470	285,036
Unilever plc - ADR (United Kingdom)	279,650	11,250,319

		45,903,430

Household Products - 1.0%
Energizer Holdings, Inc.	89,800	11,013,970
Reckitt Benckiser Group plc (United Kingdom)[1]	4,810	405,113

		11,419,083

Personal Products - 0.9%
Beiersdorf AG (Germany)[1]	134,290	10,888,065
Natura Cosmeticos S.A. (Brazil)	19,030	276,476

		11,164,541

Tobacco - 1.0%
Gudang Garam Tbk PT (Indonesia)[1]	80,390	384,703
Imperial Tobacco Group plc (United Kingdom)[1]	250,930	10,900,815
Swedish Match AB (Sweden)[1]	18,120	589,209

		11,874,727

Total Consumer Staples		149,471,430

Energy - 11.0%
Energy Equipment & Services - 5.5%
Baker Hughes, Inc.	296,860	15,721,705
Cameron International Corp.*	356,165	21,209,626
CGG S.A. (France)*[1]	9,572	55,302
Core Laboratories N.V. - ADR	1,340	186,970
Oceaneering International, Inc.	1,880	132,108
Petroleum Geo-Services ASA (Norway)[1]	18,560	92,184
Saipem S.p.A. (Italy)*[1]	15,450	241,869
Schlumberger Ltd.	173,700	17,137,242
Spectrum ASA (Norway)[1]	42,030	197,775
SPT Energy Group, Inc. (China)[1]	324,000	102,075
TGS Nopec Geophysical Co. ASA (Norway)[1]	23,780	554,735

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Trican Well Service Ltd. (Canada)	12,190	$109,240
Weatherford International plc - ADR*	656,920	10,786,626

		66,527,457

Oil, Gas & Consumable Fuels - 5.5%
Apache Corp.	109,848	8,480,266
Cameco Corp. (Canada)	104,555	1,817,166
Cloud Peak Energy, Inc.*	102,720	1,229,558
Cosan S.A. Industria e Comercio (Brazil)	7,920	110,558
Encana Corp. (Canada)	283,250	5,276,947
EOG Resources, Inc.	113,239	10,763,367
Hess Corp.	199,280	16,900,937
Koninklijke Vopak N.V. (Netherlands)[1]	7,208	361,476
Pacific Rubiales Energy Corp. (Colombia)	20,850	314,494
Peabody Energy Corp.	1,222,850	12,754,325
Petroleo Brasileiro S.A. - ADR (Brazil)	38,190	467,064
Range Resources Corp.	82,650	5,653,260
Royal Dutch Shell plc - Class B (Netherlands)[1]	17,214	635,976
Talisman Energy, Inc. (Canada)	114,602	731,102
Whitehaven Coal Ltd. (Australia)*[1]	77,210	103,548

		65,600,044

Total Energy		132,127,501

Financials - 4.7%
Banks - 0.9%
Hong Leong Financial Group Berhad (Malaysia)[1]	105,620	581,168
HSBC Holdings plc (United Kingdom)[1]	29,610	301,883
ICICI Bank Ltd. - ADR (India)	6,670	375,921
Popular, Inc.*	260,528	8,305,633
Sumitomo Mitsui Trust Holdings, Inc. (Japan)[1]	92,000	375,611
Synovus Financial Corp.	34,149	866,019

		10,806,235

Capital Markets - 0.2%
CETIP S.A. - Mercados Organizados (Brazil)	12,110	153,458
Daiwa Securities Group, Inc. (Japan)[1]	60,000	474,178
Financial Engines, Inc.	36,820	1,468,013

		2,095,649

Consumer Finance - 0.1%
SLM Corp.	135,510	1,294,121

Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. - Class B*	980	137,357
JSE Ltd. (South Africa)[1]	35,430	344,993
MSCI, Inc.	25,637	1,196,222

		1,678,572

Insurance - 0.2%
Admiral Group plc (United Kingdom)[1]	20,300	434,360
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	56,630	170,262
Mapfre S.A. (Spain)[1]	196,550	673,980
Zurich Insurance Group AG (Switzerland)[1]	1,410	426,706

		1,705,308

Real Estate Investment Trusts (REITS) - 2.4%
Agree Realty Corp.	7,700	235,697
Alexandria Real Estate Equities, Inc.	2,880	239,040
Alstria Office REIT AG (Germany)[1]	74,270	922,064
American Campus Communities, Inc.	3,240	127,235
Apartment Investment & Management Co. - Class A	6,470	231,561
Associated Estates Realty Corp.	11,450	223,618
AvalonBay Communities, Inc.	1,300	202,592
BioMed Realty Trust, Inc.	10,420	226,322
Boston Properties, Inc.	1,230	155,903
Camden Property Trust	2,580	197,809
CatchMark Timber Trust, Inc. - Class A	11,880	138,996
CBL & Associates Properties, Inc.	61,921	1,184,549
CBS Outdoor Americas, Inc.	42,490	1,292,971
Chesapeake Lodging Trust	8,110	267,954
CoreSite Realty Corp.	5,760	213,235
Corporate Office Properties Trust	4,520	123,577
Crown Castle International Corp.	1,620	126,554
CubeSmart	6,970	146,719
DDR Corp.	11,000	199,540
Digital Realty Trust, Inc.	4,280	295,277
Duke Realty Corp.	10,720	203,251
DuPont Fabros Technology, Inc.	6,820	211,215
Education Realty Trust, Inc.	17,660	198,852
Equity Lifestyle Properties, Inc.	2,950	144,845
Equity One, Inc.	5,630	135,120
Equity Residential	3,120	217,027
Essex Property Trust, Inc.	1,100	221,936
Excel Trust, Inc.	10,030	130,390
Extra Space Storage, Inc.	2,160	125,626
Fibra Shop Portafolios Inmobiliarios SAPI de CV (Mexico)	70,020	95,102
General Growth Properties, Inc.	8,120	210,389
HCP, Inc.	7,450	327,577
Health Care REIT, Inc.	3,840	273,062
Healthcare Trust of America, Inc.	11,510	147,788

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Home Properties, Inc.	2,140	$137,623
Host Hotels & Resorts, Inc.	11,350	264,569
Inland Real Estate Corp.	12,860	136,445
Kimco Realty Corp.	14,220	354,789
Kite Realty Group Trust	10,167	263,224
Mack-Cali Realty Corp.	9,160	171,567
Mid-America Apartment Communities, Inc.	3,100	219,046
Pebblebrook Hotel Trust	6,900	293,940
Pennsylvania Real Estate Investment Trust	6,450	138,223
Physicians Realty Trust	15,000	230,100
Plum Creek Timber Co., Inc.	108,104	4,433,345
Potlatch Corp.	2,780	122,292
Public Storage	1,420	261,763
Rayonier, Inc.	3,770	126,182
Rouse Properties, Inc.	14,220	258,946
Saul Centers, Inc.	1,310	71,985
Scentre Group (Australia)*[1]	30,590	97,581
Simon Property Group, Inc.	4,200	752,682
Sovran Self Storage, Inc.	3,310	281,648
UDR, Inc.	7,040	212,819
Ventas, Inc.	3,690	252,802
Washington Prime Group, Inc.	8,665	152,764
Washington Real Estate Investment Trust	4,770	134,800
Westfield Corp. (Australia)[1]	51,450	361,540
Weyerhaeuser Co.	285,380	9,662,967

		28,787,035

Real Estate Management & Development - 0.8%
BR Malls Participacoes S.A. (Brazil)	17,330	139,177
Forest City Enterprises, Inc. - Class A*	9,690	202,424
Forestar Group, Inc.*	3,600	62,820
General Shopping Brasil S.A. (Brazil)*	94,380	257,099
Realogy Holdings Corp.*	227,944	9,347,983

		10,009,503

Total Financials		56,376,423

Health Care - 11.6%
Biotechnology - 0.3%
BioMarin Pharmaceutical, Inc.*	19,780	1,631,850
Green Cross Corp. (South Korea)[1]	4,349	556,583
Seattle Genetics, Inc.*	34,100	1,250,447

		3,438,880

Health Care Equipment & Supplies - 1.3%
BioMerieux (France)[1]	900	94,941
Carl Zeiss Meditec AG (Germany)[1]	16,500	443,966
HeartWare International, Inc.*	17,470	1,347,286
Intuitive Surgical, Inc.*	16,340	8,101,372
Neogen Corp.*	2,950	129,505
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	873,800	883,618
Thoratec Corp.*	50,990	1,385,908
Volcano Corp.*	366,190	3,705,843

		16,092,439

Health Care Providers & Services - 4.5%
Catamaran Corp.*	333,940	15,918,920
DaVita HealthCare Partners, Inc.*	208,780	16,299,455
Express Scripts Holding Co.*	168,670	12,957,229
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	79,530	5,837,315
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	9,300	340,473
KPJ Healthcare Berhad (Malaysia)[1]	120,600	143,371
Life Healthcare Group Holdings Ltd. (South Africa)[1]	153,950	582,178
Odontoprev S.A. (Brazil)	179,170	647,149
Quest Diagnostics, Inc.	13,230	839,576
Universal Health Services, Inc. - Class B	7,470	774,714

		54,340,380

Health Care Technology - 2.5%
Cerner Corp.*	462,030	29,264,980

Life Sciences Tools & Services - 1.0%
Gerresheimer AG (Germany)[1]	7,180	399,509
QIAGEN N.V.*[1]	9,350	219,738
QIAGEN N.V. - ADR*	478,280	11,220,449

		11,839,696

Pharmaceuticals - 2.0%
AstraZeneca plc (United Kingdom)[1]	2,175	158,880
AstraZeneca plc - ADR (United Kingdom)	12,710	927,067
GlaxoSmithKline plc (United Kingdom)[1]	10,705	242,081
Johnson & Johnson	79,330	8,550,187
Novartis AG - ADR (Switzerland)	2,820	261,386
Novo Nordisk A/S - Class B (Denmark)[1]	6,870	310,543
Otsuka Holdings Co. Ltd. (Japan)[1]	4,800	168,375
Roche Holding AG (Switzerland)[1]	690	203,620
Sanofi (France)[1]	3,877	351,799
Sanofi - ADR (France)	266,100	12,304,464

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	6,650	$375,525

		23,853,927

Total Health Care		138,830,302

Industrials - 7.2%
Airlines - 0.5%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)	276,729	1,430,689
Latam Airlines Group S.A. - ADR (Chile)*	180,922	2,207,248
Republic Airways Holdings, Inc.*	138,520	1,734,270
Ryanair Holdings plc - ADR (Ireland)*	5,120	284,365

		5,656,572

Building Products - 0.7%
Owens Corning	250,830	8,041,610

Commercial Services & Supplies - 0.1%
Aggreko plc (United Kingdom)[1]	22,852	557,539
MiX Telematics Ltd. - ADR (South Africa)*	15,960	142,204
Rollins, Inc.	4,270	136,085
Tomra Systems ASA (Norway)[1]	29,600	221,618

		1,057,446

Electrical Equipment - 0.1%
Alstom S.A. (France)*[1]	14,500	506,097
Nexans S.A. (France)*[1]	5,316	161,981
Polypore International, Inc.*	2,970	130,442
Schneider Electric SE (France)[1]	8,020	631,864

		1,430,384

Industrial Conglomerates - 1.8%
General Electric Co.	815,460	21,047,023
Siemens AG (Germany)[1]	10,500	1,184,329

		22,231,352

Machinery - 1.9%
AGCO Corp.	4,630	205,155
ANDRITZ AG (Austria)[1]	8,610	416,071
Chart Industries, Inc.*	15,900	740,145
Deere & Co.	1,130	96,660
FANUC Corp. (Japan)[1]	4,541	800,287
Joy Global, Inc.	251,302	13,226,024
Kennametal, Inc.	2,270	87,645
Komatsu Ltd. (Japan)[1]	9,200	217,206
KUKA AG (Germany)[1]	2,140	134,871
Pall Corp.	4,110	375,736
Pentair plc (United Kingdom)	4,990	334,579
Sany Heavy Equipment International Holdings Co. Ltd. (China)*[1]	619,000	137,199
SKF AB - Class B (Sweden)[1]	16,800	336,965
Terex Corp.	27,340	786,572
Xylem, Inc.	150,574	5,474,871

		23,369,986

Professional Services - 0.1%
Experian plc (United Kingdom)[1]	22,420	337,109
SGS S.A. (Switzerland)[1]	206	452,896

		790,005

Road & Rail - 0.3%
Heartland Express, Inc.	34,070	856,520
Hertz Global Holdings, Inc.*	53,460	1,171,843
Kansas City Southern	1,530	187,869
Swift Transportation Co.*	38,480	950,456
Union Pacific Corp.	1,830	213,103

		3,379,791

Trading Companies & Distributors - 1.6%
Brenntag AG (Germany)[1]	11,082	537,716
Fastenal Co.	411,742	18,133,118

		18,670,834

Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings, Inc.*	64,420	1,143,455

Total Industrials		85,771,435

Information Technology - 15.1%
Communications Equipment - 2.1%
Alcatel-Lucent - ADR (France)	111,650	334,950
ARRIS Group, Inc.*	53,190	1,596,764
Ixia*	131,560	1,266,923
Juniper Networks, Inc.	965,080	20,334,236
Palo Alto Networks, Inc.*	620	65,534
Polycom, Inc.*	63,360	828,749

		24,427,156

Electronic Equipment, Instruments & Components - 0.9%
Cognex Corp.*	3,180	125,801
FLIR Systems, Inc.	290,785	9,750,021
Hitachi Ltd. (Japan)[1]	97,000	762,175
Keyence Corp. (Japan)[1]	1,146	555,332

		11,193,329

Internet Software & Services - 3.2%
eBay, Inc.*	360,720	18,937,800
Facebook, Inc. - Class A*	50,850	3,813,241

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services (continued)
Google, Inc. - Class A*	10,730	$6,093,245
Google, Inc. - Class C*	11,100	6,205,788
NetEase, Inc. - ADR (China)	4,620	437,606
Q2 Holdings, Inc.*	45,840	691,726
Qihoo 360 Technology Co. Ltd. - ADR (China)*	18,556	1,354,217
Tencent Holdings Ltd. (China)[1]	29,500	474,132
Youku Tudou, Inc. - ADR (China)*	7,730	151,508
Zillow, Inc. - Class A*	5,530	601,277

		38,760,540

IT Services - 4.7%
Amdocs Ltd. - ADR	64,445	3,063,715
EVERTEC, Inc.	679,910	15,433,957
InterXion Holding N.V. - ADR (Netherlands)*	2,390	65,343
MasterCard, Inc. - Class A	144,320	12,086,800
VeriFone Systems, Inc.*	355,105	13,231,212
Visa, Inc. - Class A	51,000	12,312,930

		56,193,957

Semiconductors & Semiconductor Equipment - 0.0%##
GCL-Poly Energy Holdings Ltd. (Hong Kong)*[1]	388,000	130,765
REC Silicon ASA (Norway)*[1]	228,010	91,157

		221,922

Software - 1.8%
ANSYS, Inc.*	108,970	8,560,683
Aspen Technology, Inc.*	2,210	81,615
AVEVA Group plc (United Kingdom)[1]	56,646	1,391,865
Check Point Software Technologies Ltd. (Israel)*	950	70,537
Electronic Arts, Inc.*	228,340	9,355,090
Fortinet, Inc.*	2,469	64,317
Imperva, Inc.*	1,940	79,482
Nuance Communications, Inc.*	7,720	119,120
Proofpoint, Inc.*	1,500	66,060
SAP SE (Germany)[1]	13,420	914,376
Temenos Group AG (Switzerland)[1]	6,450	225,191
Totvs S.A. (Brazil)	41,329	602,447

		21,530,783

Technology Hardware, Storage & Peripherals - 2.4%
Canon, Inc. (Japan)[1]	10,000	306,802
EMC Corp.	941,140	27,038,952
Samsung Electronics Co. Ltd. (South Korea)[1]	1,260	1,469,340
Stratasys Ltd.*	1,100	132,396

		28,947,490

Total Information Technology		181,275,177

Materials - 6.6%
Chemicals - 5.2%
Akzo Nobel N.V. (Netherlands)[1]	1,630	108,699
BASF SE (Germany)[1]	7,250	640,611
FMC Corp.	13,320	763,902
Linde AG (Germany)[1]	5,330	983,678
Monsanto Co.	218,920	25,184,557
The Mosaic Co.	386,976	17,146,907
Novozymes A/S - Class B (Denmark)[1]	2,650	122,713
Potash Corp. of Saskatchewan, Inc. (Canada)	251,990	8,610,498
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	21,185	502,720
Syngenta AG (Switzerland)[1]	1,362	421,209
Tronox Ltd. - Class A	280,580	6,784,424
Umicore S.A. (Belgium)[1]	9,350	366,973
Wacker Chemie AG (Germany)[1]	1,140	138,144
Yingde Gases Group Co. Ltd. (China)[1]	169,000	131,962

		61,906,997

Construction Materials - 0.1%
CRH plc (Ireland)[1]	13,570	301,527
Holcim Ltd. (Switzerland)[1]	2,810	199,439

		500,966

Metals & Mining - 1.3%
Alcoa, Inc	781,060	13,090,566
Alumina Ltd. (Australia)*[1]	221,510	320,148
Iluka Resources Ltd. (Australia)[1]	31,280	200,809
Impala Platinum Holdings Ltd. (South Africa)*[1]	28,240	205,973
Jastrzebska Spolka Weglowa S.A. (Poland)*[1]	20,710	177,974
Norsk Hydro ASA (Norway)[1]	75,723	423,967
Stillwater Mining Co.*	76,150	999,849
Teck Resources Ltd. - Class B (Canada)	25,174	397,246
ThyssenKrupp AG (Germany)*[1]	6,790	163,649

		15,980,181

Total Materials		78,388,144

Telecommunication Services - 0.2%
Diversified Telecommunication Services - 0.1%
Telefonica S.A. - ADR (Spain)	61,730	924,715

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Telenor ASA - ADR (Norway)[2]	7,150	$481,481

		1,406,196

Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	29,240	713,748
China Mobile Ltd. (China)[1]	40,000	497,701

		1,211,449

Total Telecommunication Services		2,617,645

TOTAL COMMON STOCKS
(Identified Cost $1,004,996,441)		1,077,212,828

CORPORATE BONDS - 4.1%
Non-Convertible Corporate Bonds - 4.1%
Consumer Discretionary - 0.4%
Auto Components - 0.2%
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 3.50%, 3/15/2017	1,610,000	1,601,950
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 5.875%, 2/1/2022	310,000	318,525

		1,920,475

Diversified Consumer Services - 0.1%
Block Financial LLC, 5.50%, 11/1/2022	750,000	809,097

Household Durables - 0.0%##
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	425,000	416,500

Media - 0.1%
Cogeco Cable, Inc. (Canada)[4], 4.875%, 5/1/2020	325,000	325,000
Columbus International, Inc. (Barbados)[4], 7.375%, 3/30/2021	200,000	212,000
Gannett Co., Inc.[4], 4.875%, 9/15/2021	320,000	322,400

		859,400

Multiline Retail - 0.0%##
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	400,000	383,551

Specialty Retail - 0.0%##
The TJX Companies, Inc., 2.75%, 6/15/2021	300,000	299,506

Total Consumer Discretionary		4,688,529

	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 0.2%
Beverages - 0.0%##
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	375,000	454,771

Food & Staples Retailing - 0.1%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	305,000	305,000
KeHE Distributors LLC - KeHE Finance Corp.[4], 7.625%, 8/15/2021	235,000	249,687

		554,687

Food Products - 0.1%
Pinnacle Operating Corp.[4], 9.00%, 11/15/2020	425,000	457,937

Household Products - 0.0%##
Harbinger Group, Inc., 7.75%, 1/15/2022	265,000	268,975

Tobacco - 0.0%##
Vector Group Ltd., 7.75%, 2/15/2021	230,000	249,263

Total Consumer Staples		1,985,633

Energy - 0.4%
Energy Equipment & Services - 0.1%
Calfrac Holdings LP (Canada)[4], 7.50%, 12/1/2020	310,000	316,200
Parker Drilling Co., 6.75%, 7/15/2022	325,000	295,750
Seventy Seven Operating LLC, 6.625%, 11/15/2019	195,000	193,050
Shelf Drilling Holdings Ltd. (United Arab Emirates)[4], 8.625%, 11/1/2018	425,000	419,687
US Shale Solutions, Inc.[4], 12.50%, 9/1/2017	160,000	144,000

		1,368,687

Oil, Gas & Consumable Fuels - 0.3%
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021	425,000	352,750
FTS International, Inc.[4], 6.25%, 5/1/2022	195,000	184,275
Ithaca Energy, Inc. (United Kingdom)[4], 8.125%, 7/1/2019	200,000	172,000
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020	380,000	397,575
Petrobras Global Finance B.V. (Brazil)[5], 1.852%, 5/20/2016	1,300,000	1,300,000
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019	350,000	425,215

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	290,000	$303,775

		3,135,590

Total Energy		4,504,277

Financials - 1.8%
Banks - 0.4%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)[5], 9.00%, 5/29/2049	600,000	648,480
Banco Santander S.A. (Spain)[5], 6.375%, 5/29/2049	600,000	589,650
Barclays plc (United Kingdom)[5], 6.625%, 6/29/2049	500,000	478,500
BBVA Bancomer S.A. (Mexico)[4], 6.75%, 9/30/2022	500,000	566,250
Citigroup, Inc., 8.50%, 5/22/2019	299,000	375,161
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	390,000	406,022
Intesa Sanpaolo S.p.A. (Italy)[4], 5.017%, 6/26/2024	500,000	488,657
Lloyds Bank plc (United Kingdom)[4], 6.50%, 9/14/2020	335,000	387,441
Popular, Inc., 7.00%, 7/1/2019	415,000	418,113

		4,358,274

Capital Markets - 0.3%
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	430,000	485,900
The Goldman Sachs Group, Inc.[5], 1.836%, 11/29/2023	380,000	392,248
Morgan Stanley, 2.125%, 4/25/2018	390,000	391,080
Morgan Stanley, 5.75%, 1/25/2021	345,000	396,149
UBS AG (Switzerland)[5], 7.25%, 2/22/2022	600,000	648,930
UBS AG (Switzerland)[5], 4.75%, 5/22/2023	730,000	738,213

		3,052,520

Consumer Finance - 0.3%
Ally Financial, Inc., 6.75%, 12/1/2014	425,000	426,275
Capital One Bank USA National Association, 2.15%, 11/21/2018	790,000	787,304
CNG Holdings, Inc.[4], 9.375%, 5/15/2020	425,000	319,813
Discover Bank, 4.20%, 8/8/2023	800,000	838,204
Navient Corp., 6.00%, 1/25/2017	1,390,000	1,466,450
Navient Corp., 6.125%, 3/25/2024	295,000	304,590

		4,142,636

Diversified Financial Services - 0.2%
ING Bank N.V. (Netherlands)[4], 5.80%, 9/25/2023	500,000	556,461
ING Bank N.V. (Netherlands)[5], 4.125%, 11/21/2023	723,000	740,663
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020	425,000	422,875
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.50%, 4/15/2021	330,000	328,350
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 6.875%, 4/15/2022	200,000	193,500
Jefferies Group LLC, 5.125%, 4/13/2018	385,000	417,265

		2,659,114

Insurance - 0.4%
Aegon N.V. (Netherlands)[5], 2.549%, 7/29/2049	500,000	446,250
American International Group, Inc., 4.875%, 6/1/2022	700,000	780,773
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	950,000	988,697
AXA S.A. (France)[5], 2.663%, 8/29/2049	350,000	316,750
Genworth Holdings, Inc., 7.625%, 9/24/2021	790,000	962,940
Genworth Holdings, Inc.[5], 6.15%, 11/15/2066	450,000	384,750
The Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	350,000	391,117

		4,271,277

Real Estate Investment Trusts (REITS) - 0.1%
American Tower Corp., 3.40%, 2/15/2019	500,000	511,421
Corrections Corp. of America, 4.125%, 4/1/2020	285,000	280,725
DuPont Fabros Technology LP, 5.875%, 9/15/2021	425,000	442,000
Qualitytech LP - QTS Finance Corp.[4], 5.875%, 8/1/2022	210,000	211,050

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Rialto Holdings LLC - Rialto Corp.[4], 7.00%, 12/1/2018	275,000	$281,188

		1,726,384

Real Estate Management & Development - 0.0%##
Forestar USA Real Estate Group, Inc.[4], 8.50%, 6/1/2022	185,000	189,163

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	425,000	449,437
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	265,000	262,681
Prospect Holding Co. LLC - Prospect Holding Finance Co.[4], 10.25%, 10/1/2018	195,000	175,500
Provident Funding Associates LP - PFG Finance Corp.[4], 6.75%, 6/15/2021	425,000	423,937

		1,311,555

Total Financials		21,710,923

Health Care - 0.1%
Health Care Equipment & Supplies - 0.0%##
Halyard Health, Inc.[4], 6.25%, 10/15/2022	205,000	209,613

Health Care Providers & Services - 0.1%
Fresenius US Finance II, Inc. (Germany)[4], 9.00%, 7/15/2015	1,275,000	1,326,000

Total Health Care		1,535,613

Industrials - 0.8%
Aerospace & Defense - 0.0%##
DigitalGlobe, Inc.[4], 5.25%, 2/1/2021	316,000	307,310

Airlines - 0.2%
Allegiant Travel Co., 5.50%, 7/15/2019	295,000	301,637
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B4, 6.375%, 1/2/2016	200,000	208,500
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	1,130,000	1,178,025
Gol LuxCo S.A. (Brazil)[4], 8.875%, 1/24/2022	315,000	309,487
United Continental Holdings, Inc., 6.375%, 6/1/2018	425,000	444,125

		2,441,774

Commercial Services & Supplies - 0.0%##
Modular Space Corp.[4], 10.25%, 1/31/2019	285,000	290,700

Machinery - 0.2%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	1,040,000	1,053,000
CNH Industrial Capital LLC, 6.25%, 11/1/2016	425,000	449,438
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[4], 8.875%, 8/1/2020	425,000	460,063
Waterjet Holdings, Inc.[4], 7.625%, 2/1/2020	250,000	261,250

		2,223,751

Trading Companies & Distributors - 0.4%
Air Lease Corp., 3.375%, 1/15/2019	280,000	283,500
Aircastle Ltd., 4.625%, 12/15/2018	425,000	431,375
Aviation Capital Group Corp.[4], 3.875%, 9/27/2016	1,465,000	1,504,948
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	210,000	216,300
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	320,000	318,400
International Lease Finance Corp., 5.75%, 5/15/2016	560,000	583,800
International Lease Finance Corp.[5], 2.184%, 6/15/2016	355,000	353,669
International Lease Finance Corp., 8.75%, 3/15/2017	865,000	973,125

		4,665,117

Total Industrials		9,928,652

Information Technology - 0.0%##
IT Services - 0.0%##
Xerox Corp., 2.80%, 5/15/2020	250,000	247,047

Materials - 0.2%
Chemicals - 0.0%##
Consolidated Energy Finance S.A. (Luxembourg)[4], 6.75%, 10/15/2019	300,000	306,000

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[4],[5], 3.234%, 12/15/2019	295,000	$288,363
PaperWorks Industries, Inc.[4], 9.50%, 8/15/2019	205,000	209,613

		497,976

Metals & Mining - 0.1%
ArcelorMittal (Luxembourg), 10.35%, 6/1/2019	255,000	314,925
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[4], 7.375%, 2/1/2020	275,000	287,375

		602,300

Paper & Forest Products - 0.0%##
International Paper Co., 7.50%, 8/15/2021	300,000	375,324

Total Materials		1,781,600

Telecommunication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Altice Financing S.A. (Luxembourg)[4], 6.50%, 1/15/2022	425,000	436,687
America Movil S.A.B. de C.V. (Mexico), 5.00%, 3/30/2020	235,000	259,052
CPI International, Inc., 8.75%, 2/15/2018	205,000	212,688
UPCB Finance VI Ltd. (Netherlands)[4], 6.875%, 1/15/2022	250,000	273,125

Total Telecommunication Services		1,181,552

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.[5], 3.234%, 6/1/2019	315,000	313,326
ContourGlobal Power Holdings S.A. (France)[4], 7.125%, 6/1/2019	290,000	290,725
NRG Energy, Inc., 6.25%, 7/15/2022	260,000	271,700
RJS Power Holdings LLC[4], 5.125%, 7/15/2019	200,000	199,000

Total Utilities		1,074,751

TOTAL CORPORATE BONDS
(Identified Cost $48,841,316)		48,638,577

	PRINCIPAL AMOUNT 3/ SHARES CONTRACTS	VALUE
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.2%
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[5], 5.949%, 6/10/2046	690,415	$729,705
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/2045	717,766	756,446
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	1,078,798	1,152,020

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $2,716,134)		2,638,171

U.S. GOVERNMENT AGENCIES - 1.9%

Mortgage-Backed Securities - 1.0%
Fannie Mae, Pool #AH1300, 3.50%, 1/1/2026	1,577,856	1,669,787
Freddie Mac, Pool #J14734, 3.50%, 3/1/2026	2,859,971	3,026,510
Freddie Mac, Pool #G01931, 5.50%, 10/1/2035	2,767,624	3,098,222
Freddie Mac, Pool #G05888, 5.50%, 10/1/2039	2,925,774	3,283,922

Total Mortgage-Backed Securities
(Identified Cost $10,896,870)		11,078,441

Other Agencies - 0.9%
Fannie Mae, 0.875%, 8/28/2017
(Identified Cost $10,958,739)	11,000,000	10,973,006

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $21,855,609)		22,051,447

SHORT-TERM INVESTMENT - 3.5%
Dreyfus Cash Management, Inc. - Institutional Shares[6], 0.03%,
(Identified Cost $42,024,442)	42,024,442	42,024,442

TOTAL INVESTMENTS - 99.7%
(Identified Cost $1,120,433,942)		1,192,565,465

OTHER ASSETS, LESS LIABILITIES - 0.3%		3,825,394

NET ASSETS - 100%		$1,196,390,859

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2014

ADR - American Depositary Receipt

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Amount is stated in USD unless otherwise noted.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $15,083,811, or 1.3%, of the Series’ net assets as of October 31, 2014 (see Note 2 to the financial statements).

5The coupon rate is floating and is the effective rate as of October 31, 2014.

6Rate shown is the current yield as of October 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2014

ASSETS:

Investments, at value (identified cost $1,120,433,942) (Note 2)	$1,192,565,465
Receivable for securities sold	11,047,929
Receivable for fund shares sold	994,104
Dividends receivable	862,362
Interest receivable	845,231
Foreign tax reclaims receivable	390,197

TOTAL ASSETS	1,206,705,288

LIABILITIES:

Accrued management fees (Note 3)	737,671
Accrued shareholder services fees (Class S) (Note 3)	123,306
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	60,775
Accrued fund accounting and administration fees (Note 3)	43,904
Accrued transfer agent fees (Note 3)	39,534
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	4,767,882
Payable for securities purchased	4,432,977
Other payables and accrued expenses	107,973

TOTAL LIABILITIES	10,314,429

TOTAL NET ASSETS	$1,196,390,859

NET ASSETS CONSIST OF:

Capital stock	$758,864
Additional paid-in-capital	964,255,856
Undistributed net investment income	2,244,175
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	157,025,833
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	72,106,131

TOTAL NET ASSETS	$1,196,390,859

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2014

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($597,577,894/ 28,650,216 shares)	$20.86

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($504,865,894/ 40,363,152 shares)	$12.51

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($55,781,434/ 4,282,208 shares)	$13.03

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($38,165,637/ 2,590,797 shares)	$14.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $626,874)	$13,827,827
Interest	3,238,196

Total Investment Income	17,066,023

EXPENSES:

Management fees (Note 3)	8,416,823
Shareholder services fees (Class S) (Note 3)	1,453,461
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	463,913
Transfer agent fees (Note 3)	193,724
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	179,053
Fund accounting and administration fees (Note 3)	176,292
Directors’ fees (Note 3)	35,650
Chief Compliance Officer service fees (Note 3)	3,161
Custodian fees	82,818
Audit fees	77,322
Miscellaneous	201,001

Total Expenses	11,283,218

NET INVESTMENT INCOME	5,782,805

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	158,534,287
Foreign currency and translation of other assets and liabilities	(26,442)

158,507,845

Net change in unrealized appreciation on-
Investments	(73,402,242)
Foreign currency and translation of other assets and liabilities	(35,553)

(73,437,795)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	85,070,050

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,852,855

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,782,805	$4,384,779
Net realized gain on investments and foreign currency	158,507,845	111,763,457
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(73,437,795)	91,798,212

Net increase from operations	90,852,855	207,946,448

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(1,197,598)	(1,021,448)
From net investment income (Class I)	(3,252,876)	(2,376,519)
From net investment income (Class C)	(10,251)	—
From net investment income (Class R)	(56,176)	(34,515)
From net realized gain on investments (Class S)	(45,579,989)	(8,525,711)
From net realized gain on investments (Class I)	(57,222,979)	(8,772,271)
From net realized gain on investments (Class C)	(4,860,616)	(657,225)
From net realized gain on investments (Class R)	(3,765,445)	(458,009)

Total distributions to shareholders	(115,945,930)	(21,845,698)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	202,037,395	4,537,730

Net increase in net assets	176,944,320	190,638,480

NET ASSETS:

Beginning of year	1,019,446,539	828,808,059

End of year (including undistributed net investment income of $ 2,244,175 and $ 989,950, respectively)	$1,196,390,859	$1,019,446,539

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.01	$17.00	$15.66	$15.59	$13.35

Income from investment operations:
Net investment income[1]	0.09	0.08	0.06	0.10	0.08
Net realized and unrealized gain on investments	1.60	4.29	1.35	0.05	2.21

Total from investment operations	1.69	4.37	1.41	0.15	2.29

Less distributions to shareholders:
From net investment income	(0.04)	(0.04)	(0.07)	(0.08)	(0.05)
From net realized gain on investments	(1.80)	(0.32)	—	—	—

Total distributions to shareholders	(1.84)	(0.36)	(0.07)	(0.08)	(0.05)

Net asset value - End of year	$20.86	$21.01	$17.00	$15.66	$15.59

Net assets - End of year (000’s omitted)	$597,578	$530,510	$467,244	$512,215	$539,781

Total return[2]	8.80%	26.13%	9.04%	0.94%	17.17%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.07%	1.09%	1.09%	1.10%
Net investment income	0.45%	0.43%	0.36%	0.59%	0.54%
Series portfolio turnover	74%	67%	64%	65%	68%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEARS ENDED
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.35	$10.95	$10.12	$10.12	$8.70

Income from investment operations:
Net investment income[1]	0.09	0.08	0.06	0.09	0.08
Net realized and unrealized gain on investments	0.96	2.72	0.88	0.03	1.43

Total from investment operations	1.05	2.80	0.94	0.12	1.51

Less distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.11)	(0.12)	(0.09)
From net realized gain on investments	(1.80)	(0.32)	—	—	—

Total distributions to shareholders	(1.89)	(0.40)	(0.11)	(0.12)	(0.09)

Net asset value - End of year	$12.51	$13.35	$10.95	$10.12	$10.12

Net assets - End of year (000’s omitted)	$504,866	$418,785	$320,999	$210,597	$190,344

Total return[2]	9.10%	26.35%	9.42%	1.14%	17.47%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.82%	0.82%	0.84%	0.84%	0.85%
Net investment income	0.70%	0.66%	0.57%	0.83%	0.81%
Series portfolio turnover	74%	67%	64%	65%	68%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class C

	FOR THE YEARS ENDED				FOR THE PERIOD 1/4/10[1] TO 10/31/10
	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.86	$11.38	$10.52	$10.54	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.04)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain on investments	1.01	2.84	0.91	0.04	0.58

Total from investment operations	0.97	2.80	0.87	0.02	0.57

Less distributions to shareholders:
From net investment income	(0.00)[3]	—	(0.01)	(0.04)	(0.03)
From net realized gain on investments	(1.80)	(0.32)	—	—	—

Total distributions to shareholders	(1.80)	(0.32)	(0.01)	(0.04)	(0.03)

Net asset value - End of period	$13.03	$13.86	$11.38	$10.52	$10.54

Net assets - End of period (000’s omitted)	$55,781	$36,989	$23,045	$18,102	$7,383

Total return[4]	8.06%	25.17%	8.27%	0.15%	5.68%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.82%	1.82%	1.84%	1.84%	1.85%[5]
Net investment loss	(0.30%)	(0.35%)	(0.40%)	(0.15%)	(0.13%)[5]
Series portfolio turnover	74%	67%	64%	65%	68%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.01%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEARS ENDED				FOR THE PERIOD 6/30/10[1] TO 10/31/10
	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$15.39	$12.56	$11.63	$11.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	0.02	0.00 [3]	0.00 [3]	(0.01)
Net realized and unrealized gain on investments	1.13	3.15	1.00	0.09	1.65

Total from investment operations	1.16	3.17	1.00	0.09	1.64

Less distributions to shareholders:
From net investment income	(0.02)	(0.02)	(0.07)	(0.10)	—
From net realized gain on investments	(1.80)	(0.32)	—	—	—

Total distributions to shareholders	(1.82)	(0.34)	(0.07)	(0.10)	—

Net asset value - End of period	$14.73	$15.39	$12.56	$11.63	$11.64

Net assets - End of period (000’s omitted)	$38,166	$33,162	$17,520	$3,418	$31

Total return[4]	8.53%	25.81%	8.72%	0.71%	16.40%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.32%	1.32%	1.34%	1.34%	1.35%[5]
Net investment income (loss)	0.20%	0.14%	0.02%	0.04%	(0.38%)[5]
Series portfolio turnover	74%	67%	64%	65%	68%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue four classes of shares (Class C, R, I and S). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 25 million each have been designated as Class C common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series and 52.5 million each have been designated as Class R common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows,

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instruments’ level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$118,121,502	$116,185,507	$1,935,995	$—
Consumer Staples	68,772,775	40,005,235	28,767,540	—
Energy	71,529,747	70,514,032	1,015,715	—
Financials	69,471,374	57,901,752	11,569,622	—
Health Care	68,382,923	63,148,358	5,234,565	—
Industrials	39,230,377	38,389,115	841,262	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND®CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Information Technology	$92,089,708	$91,229,942	$859,766	$—
Materials	36,641,200	35,466,635	1,174,565	—
Telecommunication Services	3,545,975	3,083,362	462,613	—
Utilities	2,731,237	2,731,237	—	—
Preferred securities:
Financials	3,757,807	3,757,807	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	388,076,726	—	388,076,726	—
States and political subdivisions (municipals)	2,352,906	—	2,352,906	—
Corporate debt:
Consumer Discretionary	61,156,566	—	61,156,566	—
Consumer Staples	13,456,897	—	13,456,897	—
Energy	24,104,722	—	24,104,722	—
Financials	290,430,484	—	290,430,484	—
Health Care	8,851,581	—	8,851,581	—
Industrials	39,813,952	—	39,813,952	—
Information Technology	12,665,186	—	12,665,186	—
Materials	21,450,835	—	21,450,835	—
Telecommunication Services	12,992,480	—	12,992,480	—
Utilities	3,264,439	—	3,264,439	—
Convertible corporate debt:
Consumer Discretionary	1,434,194	—	1,434,194	—
Financials	521,212	—	521,212	—
Asset-backed securities	9,486,584	—	9,486,584	—
Commercial mortgage-backed securities	75,824,423	—	75,824,423	—
Foreign government bonds	39,894,763	—	39,894,763	—
Mutual funds	66,555,848	66,555,848	—	—
Other financial instruments*:
Interest rate contracts	3,142,626	3,142,626	—	—

Total assets	1,649,751,049	592,111,456	1,057,639,593	—

Liabilities:
Other financial instruments*:
Equity contracts	(359,562)	(359,562)	—	—
Interest rate contracts	(2,899,192)	(2,899,192)	—	—

Total liabilities	(3,258,754)	(3,258,754)	—	—

Total	$1,646,492,295	$588,852,702	$1,057,639,593	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$207,567,775	$194,388,837	$13,178,938	$—
Consumer Staples	82,273,631	23,835,972	58,437,659	—
Energy	102,660,872	100,353,537	2,307,335	—
Financials	82,178,761	64,445,915	17,732,846	—
Health Care	90,880,127	85,778,622	5,101,505	—
Industrials	53,455,398	46,416,067	7,039,331	—
Information Technology	133,153,638	126,799,335	6,354,303	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Materials	$56,133,693	$51,720,279	$4,413,414	$—
Telecommunication Services	2,783,485	1,777,367	1,006,118	—
Preferred securities:
Financials	3,271,676	3,271,676	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	330,095,164	—	330,095,164	—
States and political subdivisions (municipals)	2,254,620	—	2,254,620	—
Corporate debt:
Consumer Discretionary	45,180,059	—	45,180,059	—
Consumer Staples	11,994,238	—	11,994,238	—
Energy	22,566,581	—	22,566,581	—
Financials	213,137,957	—	213,137,957	—
Health Care	7,177,323	—	7,177,323	—
Industrials	35,076,111	—	35,076,111	—
Information Technology	12,424,679	—	12,424,679	—
Materials	20,009,408	—	20,009,408	—
Telecommunication Services	12,820,282	—	12,820,282	—
Utilities	3,963,083	—	3,963,083	—
Convertible corporate debt:
Consumer Discretionary	1,388,844	—	1,388,844	—
Financials	1,048,781	—	1,048,781	—
Asset-backed securities	8,576,344	—	8,576,344	—
Commercial mortgage-backed securities	70,305,173	—	70,305,173	—
Foreign government bonds	24,605,552	—	24,605,552	—
Mutual funds	48,625,292	48,625,292	—	—
Other financial instruments*:
Interest rate contracts	2,658,785	2,658,785	—	—

Total assets	1,688,267,332	750,071,684	938,195,648	—

Liabilities:
Other financial instruments*:
Equity contracts	(623,764)	(623,764)	—	—
Interest rate contracts	(2,496,576)	(2,496,576)	—	—

Total liabilities	(3,120,340)	(3,120,340)	—	—

Total	$1,685,146,992	$746,951,344	$938,195,648	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$286,441,870	$268,321,970	$18,119,900	$—
Consumer Staples	110,952,843	35,975,013	74,977,830	—
Energy	138,332,120	135,037,097	3,295,023	—
Financials	105,800,969	84,724,393	21,076,576	—
Health Care	125,560,719	118,469,305	7,091,414	—
Industrials	75,332,506	65,606,804	9,725,702	—
Information Technology	182,038,063	173,467,830	8,570,233	—
Materials	76,058,092	69,495,953	6,562,139	—
Telecommunication Services	3,856,545	2,509,551	1,346,994	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Preferred securities:
Financials	$3,349,249	$3,349,249	$—	$—
Debt securities:
U.S. Treasury and other U.S. Government agencies	206,033,883	—	206,033,883	—
States and political subdivisions (municipals)	2,628,076	—	2,628,076	—
Corporate debt:
Consumer Discretionary	35,009,462	—	35,009,462	—
Consumer Staples	11,961,698	—	11,961,698	—
Energy	19,934,663	—	19,934,663	—
Financials	148,398,662	—	148,398,662	—
Health Care	5,858,461	—	5,858,461	—
Industrials	29,434,066	—	29,434,066	—
Information Technology	9,332,220	—	9,332,220	—
Materials	21,480,649	—	21,480,649	—
Telecommunication Services	11,060,657	—	11,060,657	—
Utilities	4,002,917	—	4,002,917	—
Convertible corporate debt:
Consumer Discretionary	1,417,187	—	1,417,187	—
Financials	1,080,563	—	1,080,563	—
Asset-backed securities	5,857,989	—	5,857,989	—
Commercial mortgage-backed securities	58,827,215	—	58,827,215	—
Foreign government bonds	24,292,167	—	24,292,167	—
Mutual funds	39,963,332	39,963,332	—	—
Other financial instruments*:
Interest rate contracts	2,012,790	2,012,790	—	—

Total assets	1,746,309,633	998,933,287	747,376,346	—

Liabilities:
Other financial instruments*
Equity contracts	(856,576)	(856,576)	—	—
Interest rate contracts	(1,879,476)	(1,879,476)	—	—

Total liabilities	(2,736,052)	(2,736,052)	—	—

Total	$1,743,573,581	$996,197,235	$747,376,346	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$252,354,771	$239,428,055	$12,926,716	$—
Consumer Staples	149,471,430	66,395,621	83,075,809	—
Energy	132,127,501	129,782,561	2,344,940	—
Financials	56,376,423	51,382,359	4,994,064	—
Health Care	138,830,302	128,233,785	10,596,517	—
Industrials	85,771,435	79,137,687	6,633,748	—
Information Technology	181,275,177	174,954,042	6,321,135	—
Materials	78,388,144	73,480,669	4,907,475	—
Telecommunication Services	2,617,645	1,638,463	979,182	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Debt securities:
U.S. Treasury and other U.S. Government agencies	$22,051,447	$—	$22,051,447	$—
Corporate debt:
Consumer Discretionary	4,688,529	—	4,688,529	—
Consumer Staples	1,985,633	—	1,985,633	—
Energy	4,504,277	—	4,504,277	—
Financials	21,710,923	—	21,710,923	—
Health Care	1,535,613	—	1,535,613	—
Industrials	9,928,652	—	9,928,652	—
Information Technology	247,047	—	247,047	—
Materials	1,781,600	—	1,781,600	—
Telecommunication Services	1,181,552	—	1,181,552	—
Utilities	1,074,751	—	1,074,751	—
Commercial mortgage-backed securities	2,638,171	—	2,638,171	—
Mutual fund	42,024,442	42,024,442	—	—

Total assets	$1,192,565,465	$986,457,684	$206,107,781	$—

Please see the Investment Portfolio for each of the Series for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2013 or October 31, 2014.

*Other financial instruments are exchange traded options and futures (Level 1). Futures are valued at the unrealized appreciation/ (depreciation) on the instrument and options are shown at market value.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding at October 31, 2014 is Pershing LLC, a BNY Mellon Company.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Series may be attempting to sell some or all the Series holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the present value of derivatives held at October 31, 2014 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

PRO-BLEND® CONSERVATIVE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$3,142,626
Derivative	Liabilities Location
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$(2,899,192)
Equity contracts	Options written, at value	$(359,562)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$(2,325,295)
Equity contracts	Net realized gain (loss) on options written	$(283,161)
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$243,434
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$(93,740)

PRO-BLEND® MODERATE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$2,658,785
Derivative	Liabilities Location
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$(2,496,576)
Equity contracts	Options written, at value	$(623,764)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$(1,662,426)
Equity contracts	Net realized gain (loss) on options written	$(493,887)

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

STATEMENT OF OPERATIONS
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$ 162,209
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ (162,220)

PRO-BLEND® EXTENDED TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation/depreciation	$ 2,012,790
Derivative	Liabilities Location
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$ (1,879,476)
Equity contracts	Options written, at value	$ (856,576)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$ (1,415,315)
Equity contracts	Net realized gain (loss) on options written	$ (672,707)
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$ 133,314
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ (221,687)

1 Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolios. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The average month-end balances for the period July 31, 2014 to October 31, 2014, the period in which such derivatives were outstanding, were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES
Futures Contracts:
Average number of contracts purchased	7,354	6,200	4,705
Average number of contracts sold	5,225	4,405	3,343
Average notional value of contracts purchased	$1,553,243,282	$1,309,705,654	$993,755,658
Average notional value of contracts sold	$1,093,909,378	$922,225,604	$699,810,611
Options:
Average number of option contracts written	2,656	4,791	6,516
Average notional value of option contracts written	$11,175,375	$19,946,775	$27,242,325

Written Option Rollforward

Transactions in options written for the year ended October 31, 2014, were as follows:

PRO-BLEND® CONSERVATIVE TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	—	—	—	—
Options written	5,140	$796,611	7,344	$274,128
Options exercised	(3,428)	(613,513)	(1,831)	(74,257)
Options expired	—	—	(1,197)	(17,645)
Options closed	—	—	(3,182)	(99,502)

Outstanding options, end of year	1,712	$183,098	1,134	$82,724

PRO-BLEND® MODERATE TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	—	—	—	—
Options written	9,069	$1,402,735	13,331	$489,752
Options exercised	(6,100)	(1,085,075)	(3,290)	(133,478)
Options expired	—	—	(2,293)	(33,059)
Options closed	(1)	(234)	(5,778)	(179,097)

Outstanding options, end of year	2,968	$317,426	1,970	$144,118

PRO-BLEND® EXTENDED TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	—	—	—	—
Options written	12,270	$1,887,194	18,115	$667,173
Options exercised	(8,195)	(1,451,375)	(4,439)	(180,094)
Options expired	—	—	(3,109)	(45,174)
Options closed	—	—	(7,835)	(242,835)

Outstanding options, end of year	4,075	$435,819	2,732	$199,070

Securities Purchased on a When-Issued Basis or Forward Commitment

The Fund may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Fund to purchase securities for a predetermined price with payment and delivery taking place beyond the customary

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

settlement period. When such purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Fund may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Fund may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for such dollar rolls as purchases and sales. No such investments were held by the Fund on October 31, 2014.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2014, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2011 through October 31, 2014. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year. Prior to November 20, 2013, the Advisor had voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total direct annual fund operating expenses for the Series, inclusive of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year. The contractual limits during that period may have been higher.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series	0.70%
Pro-Blend® Moderate Term Series	0.85%
Pro-Blend® Extended Term Series	0.85%
Pro-Blend® Maximum Term Series	0.85%

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class C and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class C shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and services fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses, until at least October 1, 2015.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of securities, other than short-term securities, were as follows:

SERIES	PURCHASES OTHER ISSUERS	GOVERNMENT	SALES OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$347,134,126	$389,376,880	$414,122,210	$263,572,988
Pro-Blend® Moderate Term Series	421,802,491	469,693,132	576,390,509	266,058,329
Pro-Blend® Extended Term Series	688,549,159	425,761,536	729,831,066	312,448,201
Pro-Blend® Maximum Term Series	864,480,667	27,852,268	715,242,977	92,746,501

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class C and Class R shares:

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	24,111,688	$337,311,590	27,050,002	$372,713,290
Reinvested	4,029,034	54,463,964	2,561,283	34,386,631
Repurchased	(20,938,169)	(292,530,827)	(28,677,650)	(396,571,291)

Total	7,202,553	$99,244,727	933,635	$10,528,630

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	11,300,148	$125,008,931	13,062,245	$144,363,136
Reinvested	1,358,752	14,529,320	751,296	8,103,809
Repurchased	(8,949,011)	(98,758,675)	(8,483,810)	(94,070,475)

Total	3,709,889	$40,779,576	5,329,731	$58,396,470

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,058,603	$54,163,391	4,145,701	$44,420,354
Reinvested	640,590	6,612,999	273,862	2,860,145
Repurchased	(2,105,463)	(22,537,168)	(1,818,299)	(19,463,938)

Total	3,593,730	$38,239,222	2,601,264	$27,816,561

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,093,504	$22,290,753	2,682,830	$28,683,950
Reinvested	317,817	3,280,242	145,064	1,512,686
Repurchased	(1,306,682)	(13,992,988)	(1,525,429)	(16,379,144)

Total	1,104,639	$11,578,007	1,302,465	$13,817,492

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	12,680,276	$182,680,917	14,267,236	$197,220,579
Reinvested	2,907,143	40,264,747	1,772,636	23,446,175
Repurchased	(16,004,216)	(230,430,377)	(14,628,387)	(201,711,224)

Total	(416,797)	$(7,484,713)	1,411,485	$18,955,530

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	19,694,870	$222,731,580	17,822,910	$195,401,918
Reinvested	3,115,979	33,937,586	1,783,097	18,795,420
Repurchased	(12,780,618)	(144,494,654)	(13,005,509)	(142,840,843)

Total	10,030,231	$112,174,512	6,600,498	$71,356,495

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,301,003	$49,292,968	3,678,186	$40,811,017
Reinvested	608,015	6,678,443	275,738	2,930,108
Repurchased	(1,462,084)	(16,740,100)	(1,862,292)	(20,683,853)

Total	3,446,934	$39,231,311	2,091,632	$23,057,272

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,080,045	$12,734,322	1,550,770	$17,625,342
Reinvested	255,514	2,896,168	142,562	1,560,402
Repurchased	(1,549,640)	(18,646,733)	(1,120,323)	(12,826,064)

Total	(214,081)	$(3,016,243)	573,009	$6,359,680

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	11,995,408	$217,438,201	9,923,102	$167,544,175
Reinvested	2,668,346	45,711,628	1,913,554	30,502,482
Repurchased	(12,280,290)	(221,821,835)	(16,031,300)	(267,269,342)

Total	2,383,464	$41,327,994	(4,194,644)	$(69,222,685)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	22,561,442	$250,874,157	21,092,223	$224,950,730
Reinvested	2,733,619	29,059,194	1,477,410	15,144,117
Repurchased	(14,150,623)	(157,274,035)	(16,258,417)	(175,313,005)

Total	11,144,438	$122,659,316	6,311,216	$64,781,842

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,268,318	$50,672,730	3,422,909	$39,443,179
Reinvested	892,662	10,037,173	414,031	4,467,195
Repurchased	(1,644,334)	(19,647,132)	(1,379,382)	(15,841,552)

Total	3,516,646	$41,062,771	2,457,558	$28,068,822

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,342,959	$16,929,729	2,173,917	$26,054,858
Reinvested	391,474	4,643,822	191,062	2,163,617
Repurchased	(1,114,209)	(14,099,563)	(1,104,699)	(13,260,429)

Total	620,224	$7,473,988	1,260,280	$14,958,046

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,689,830	$158,704,114	5,219,708	$99,757,537
Reinvested	2,378,506	45,823,693	540,999	9,389,515
Repurchased	(6,672,340)	(137,649,981)	(7,994,377)	(150,241,757)

Total	3,395,996	$66,877,826	(2,233,670)	$(41,094,705)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	14,883,925	$182,722,744	9,953,438	$119,890,447
Reinvested	2,360,157	27,326,606	467,438	5,184,567
Repurchased	(8,244,435)	(101,467,299)	(8,383,672)	(98,322,076)

Total	8,999,647	$108,582,051	2,037,204	$26,752,938

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,597,486	$20,709,342	859,063	$10,954,031
Reinvested	389,379	4,701,150	55,571	636,289
Repurchased	(372,809)	(4,857,191)	(271,074)	(3,369,507)

Total	1,614,056	$20,553,301	643,560	$8,220,813

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/13
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	698,379	$10,253,765	1,267,093	$17,719,167
Reinvested	279,080	3,803,728	38,460	489,364
Repurchased	(541,311)	(8,033,276)	(545,475)	(7,549,847)

Total	436,148	$6,024,217	760,078	$10,658,684

At October 31, 2014, the retirement plan of the Advisor and its affiliates owned the following:

SERIES	SHARES OWNED	PERCENTAGE OF SERIES SHARES OUTSTANDING	VALUE
Pro-Blend® Conservative Term Series	121,623	0.1%	$1,358,534
Pro-Blend® Moderate Term Series	178,479	0.1%	$2,034,660
Pro-Blend® Extended Term Series	2,166,519	1.7%	$24,481,660
Pro-Blend® Maximum Term Series	1,815,303	2.4%	$22,709,442

In addition, one shareholder owned 15,179,818 shares of Pro-Blend® Moderate Term Series (11.3% of shares outstanding) valued at $173,049,924. The Target 2040 Series, another series of the Fund, owned 8,530,895 shares of Pro-Blend® Maximum Term Series (11.2% of shares outstanding) valued at $106,721,501. The Target 2030 Series, another series of the Fund, owned 12,833,053 shares of Pro-Blend Extended® Term Series (10.3% of shares outstanding) valued at $145,013,498. Investment activities of these shareholders may have a material effect on the Series.

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2014, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series invested in futures contracts (interest rate risk) and written options (equity risk).

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and real estate investment trusts. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2014, $232,476, $40,018, $12,995, and 11,679 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
Ordinary income	$36,420,340	$27,273,142	$32,886,292	$21,788,120
Long-term capital gains	53,877,818	25,309,586	60,113,225	29,266,732

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/13
Ordinary income	$32,878,668	$23,251,190	$34,431,429	$3,432,482
Long-term capital gains	80,703,421	40,601,811	81,514,501	18,413,216

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At October 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$1,584,169,742	$1,594,282,246	$1,631,444,029	$1,121,711,323
Unrealized appreciation	88,558,326	135,143,190	164,518,976	116,888,429
Unrealized depreciation	(26,119,645)	(43,816,889)	(51,666,162)	(46,034,287)

Net unrealized appreciation	$62,438,681	$91,326,301	$112,852,814	$70,854,142
Undistributed ordinary income	25,257,937	25,929,994	36,044,277	48,261,162
Undistributed long-term gains	66,644,982	113,630,947	141,328,609	112,286,227

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2014

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$9,645,694
Pro-Blend® Moderate Term Series	10,738,215
Pro-Blend® Extended Term Series	14,135,227
Pro-Blend® Maximum Term Series	13,118,959

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	16.52%
Pro-Blend® Moderate Term Series	14.90%
Pro-Blend® Extended Term Series	18.80%
Pro-Blend® Maximum Term Series	16.00%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2014 as follows:

Series
Pro-Blend® Conservative Term Series	$70,409,043
Pro-Blend® Moderate Term Series	119,484,952
Pro-Blend® Extended Term Series	148,583,047
Pro-Blend® Maximum Term Series	117,987,990

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-present)

HoustonPharma (2000-2009)

Cytos Biotechnology Ltd. (2012-present)

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	27
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

{This page intentionally left blank}

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at
1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/14-AR

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Dividend Focus Series, Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, and Target 2055 Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2014 and 2013 were:

	2014	2013

Audit Fees (a)	$402,710	$379,471

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$118,510	$113,320

All Other Fees (d)	$0	$0

	$521,220	$492,791

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2014 and 2013.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2014	2013

Audit Related Fees	$1,944	$1,944

Tax Fees	$0	$0

	$1,944	$1,944

The Audit Related fees for the years ended October 31, 2014 and 2013 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2014 and 2013.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2014 and 2013 were $118,510 and $113,320, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12: EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date:  December 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: December 26, 2014

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

Date: December 26, 2014